UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Atlantic Power Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:
Common shares (“Common Shares”) in the capital of Atlantic Power Corporation (“Atlantic Power”); the 6.00% Series E convertible unsecured subordinated debentures of Atlantic Power, due January 31, 2025 (“Convertible Debentures”); the 4.85% cumulative redeemable preferred shares, Series 1 (“Series 1 Preferred Shares”) of Atlantic Power Preferred Equity Ltd. (“APPEL”); the 7.0% cumulative rate reset preferred shares, Series 2 (“Series 2 Preferred Shares”) of APPEL; the cumulative floating rate preferred shares, Series 3 (“Series 3 Preferred Shares”, and collectively with the Series 1 Preferred Shares and Series 2 Preferred Shares, the “Preferred Shares”) of APPEL.

(2)
Aggregate number of securities to which transaction applies:
The maximum number of securities to which this transaction applies is estimated to be 131,719,606, which consists of: (A) 89,222,568 Common Shares issued and outstanding as of February 19, 2021; (B) 4,451,643 incentive securities that, upon closing of the transaction, will vest (to the extent not already vested) and be cancelled; (C) 6,864,863 Preferred Shares; and (D) 31,180,532 Common Shares to be issued upon the conversion of the Convertible Debentures.

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Solely for purposes of calculating the filing fee, the underlying value of the transaction was calculated based on the sum of (A) 89,222,568 Common Shares, multiplied by US$3.03, (B) 4,415,643 Incentive Securities, multiplied by US$3.03, (C) 6,864,863 Preferred Shares, multiplied by CAD$22.00 (assuming a USD/CAD exchange rate of USD$1.00=CAD$1.277), and (D) 31,180,532 Common Shares to be issued upon conversion of the Convertible Debentures, multiplied by US$3.03.

(4)
Proposed maximum aggregate value of transaction:
US$497,378,766.34

(5)
Total fee paid:
US$54,264.02

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
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Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED FEBRUARY 19, 2021
LETTER TO COMMON SHAREHOLDERS AND PREFERRED SHAREHOLDERS
ATLANTIC POWER CORPORATION
ATLANTIC POWER PREFERRED EQUITY LTD.
3 Allied Drive, Suite 155
Dedham, MA 02026
[•], 2021
Dear Fellow Shareholder:
On January 14, 2021, Atlantic Power Corporation, a corporation existing under the laws of the Province of British Columbia (“Atlantic Power”, the “Company”, “we” or “us”), Atlantic Power Preferred Equity Ltd., a corporation existing under the laws of the Province of Alberta (“APPEL”) and Atlantic Power Limited Partnership, a limited partnership existing under the laws of the Province of Ontario (“APLP”) entered into an Arrangement Agreement (the “Arrangement Agreement”) with Tidal Power Holdings Limited, a private limited company existing under the laws of the United Kingdom, and Tidal Power Aggregator, L.P., a limited partnership existing under the laws of the Cayman Islands (together with Tidal Power Holdings Limited, the “Purchasers”), each of which was formed by funds managed by I Squared Capital Advisors (US) LLC (“I Squared Capital”). Under the terms of the Arrangement Agreement, Tidal Power Holdings Limited will acquire all of the outstanding common shares of Atlantic Power (the “Common Shares”) and all of the outstanding preferred shares (the “Preferred Shares”) of APPEL will be acquired by APPEL pursuant to a plan of arrangement (the “Arrangement”) to be approved by the Supreme Court of British Columbia (the “Court”) in accordance with Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”). If the Arrangement is completed, you will be entitled to receive US$3.03 in cash (less any applicable withholding taxes) for each Common Share and C$22.00 in cash (less any applicable withholding taxes) for each Preferred Share that you own.
A special meeting (the “Common Shareholder Meeting”) of holders of Common Shares (the “Common Shareholders”) will be held on April 7, 2021 at 10:00 a.m., Eastern Daylight Time, to vote on a resolution in favor of the Arrangement (the “Arrangement Resolution”).
A special meeting (the “Preferred Shareholder Meeting” and together with the Common Shareholder Meeting, the “Special Meetings”) of the holders of Preferred Shares (the “Preferred Shareholders”) will be held on April 7, 2021 at 11:00 a.m., Eastern Daylight Time, to vote on a resolution in favor of the Arrangement (the “Preferred Shareholder Resolution”) and a resolution in favor the continuance (the “Continuance”) of APPEL, prior to the completion of the Arrangement, from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the BCBCA and Section 189 of the Business Corporations Act (Alberta) (the “Continuance Resolution”). The Special Meetings will be held as virtual online meetings, available at https://web.lumiagm.com/422322246 (as to the Common Shareholder Meeting) and https://web.lumiagm.com/414674433 (as to the Preferred Shareholder Meeting). Notice of the Special Meetings and the related information circular and proxy statement are enclosed.
The accompanying information circular and proxy statement gives you detailed information about the Special Meetings and the Arrangement and includes the Arrangement Agreement as Annex D and the Plan of Arrangement as Annex E. The receipt of cash in exchange for Common Shares and/or Preferred Shares in the Arrangement will each constitute a taxable transaction to U.S. persons for U.S. federal income tax purposes and to Canadian persons for Canadian federal income tax purposes. We encourage you to read this information circular and proxy statement and the Arrangement Agreement carefully.
Atlantic Power’s board of directors (the “Board”), upon receipt of a unanimous recommendation of a special committee comprised of independent directors of the Board (the “Special Committee”) and after receiving advice from its legal and financial advisors, unanimously (i) determined that the transactions contemplated by the Arrangement Agreement, including the Arrangement, are in the best interest of Atlantic Power (taking into account the interests of all affected stakeholders), (ii) determined that the US$3.03 per Common Share consideration to be received by Common Shareholders pursuant to the Arrangement is fair to the Common Shareholders, and (iii) resolved to recommend that the Common Shareholders vote in favor of the Arrangement Resolution. The board of directors of APPEL (the “APPEL Board”), upon receipt of a unanimous recommendation from the Special Committee and after receiving advice from its legal and financial advisors, unanimously (i) determined that the transactions contemplated by the Arrangement Agreement, including the Arrangement and the Continuance, are in the best interests of APPEL (taking into account the interests of all affected stakeholders), (ii) determined that the C$22.00 per Preferred Share consideration to be received by the Preferred Shareholders pursuant to the Arrangement is fair to such Preferred Shareholders, and (iii) resolved to recommend that the Preferred Shareholders vote in favor of the Preferred Shareholder Resolution and the Continuance Resolution. The Board and the APPEL Board reached their respective determinations after considering a number of factors, including, but not limited to, (i) the fact that an active and engaged Special Committee composed entirely of independent members of the Board approved the Arrangement Agreement and the transactions contemplated thereby and (ii) the belief of each of the Board and the APPEL Board, based on their knowledge of Atlantic Power’s long-term strategic goals and opportunities, that the value offered to Common Shareholders and Preferred Shareholders pursuant to the Arrangement and the Continuance is more favorable to the Common Shareholders and Preferred Shareholders than the potential value that might reasonably be expected to result from Atlantic Power remaining an independent, publicly-traded company. For further information regarding the Board’s and the APPEL Board’s recommendations and the reasons for their respective recommendations, please see the section entitled “The Arrangement — Background to the Arrangement,” beginning on page 27 of the enclosed information circular and proxy statement, “The Arrangement — Recommendation of the Special Committee to the Board of Atlantic Power and Its Reasons for the Recommendation”, beginning on page 34 of the enclosed information circular and proxy statement and “The Arrangement — Recommendation of the Board of Atlantic Power and its Reasons for the Recommendation” beginning on page 40 of the enclosed information circular and proxy statement.
Your vote is very important.   The Arrangement must be approved by no less than two-thirds of (A) the votes cast by Common Shareholders present in person or represented by proxy at the Common Shareholder Meeting and (B) the votes cast by Preferred Shareholders, voting as a single class, present or represented by proxy at the Preferred Shareholder Meeting. The Continuance must be approved by no less than two-thirds of the votes cast by Preferred Shareholders, voting together as a single class, present or represented by proxy at the Preferred Shareholder Meeting. The Board recommends that Common Shareholders vote FOR the Arrangement Resolution and the APPEL Board recommends that Preferred Shareholders vote FOR the Preferred Shareholder Resolution and the Continuance Resolution.
Common Shareholders will also be asked to vote on a proposal to approve certain compensation that will or may be paid to our named executive officers by Atlantic Power based on or otherwise relating to the Arrangement (the “NEO arrangement-related compensation proposal”), as required by the rules adopted by the U.S. Securities and Exchange Commission, and Common Shareholders will also be asked to vote on a proposal to approve the adjournment of the Common Shareholder Meeting to solicit additional proxies if there are insufficient votes at the time of the Common Shareholder Meeting to approve the Arrangement Resolution. The NEO arrangement-related compensation proposal requires the affirmative vote of a majority of the votes cast by Common Shareholders present or represented by proxy at the Common Shareholder Meeting and entitled to vote thereon. The proposal to adjourn the Common Shareholder Meeting must be approved by no less than a majority of the votes cast by Common Shareholders present in person or represented by proxy at the Common Shareholder Meeting. The Board recommends that shareholders vote FOR each of these proposals.
Whether or not you plan to attend the Special Meetings, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or by facsimile, or submit your proxy by telephone or the Internet. Common Shareholders who attend the Common Shareholder Meeting and Preferred Shareholders who attend the Preferred Shareholder Meeting virtually may revoke their proxies and vote in person at the virtual meetings.
The Board and APPEL Board appreciate your continuing support of Atlantic Power.

Sincerely,
/s/
Neither the Securities and Exchange Commission nor any state, provincial or territorial securities regulatory agency has approved or disapproved the Arrangement, passed upon the merits or fairness of the Arrangement or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.
The information circular and proxy statement is dated [•], 2021, and is first being mailed to Common Shareholders and Preferred Shareholders on or about [•], 2021.

ATLANTIC POWER CORPORATION
3 Allied Drive, Suite 155
Dedham, MA 02026
NOTICE OF SPECIAL MEETING OF COMMON SHAREHOLDERS
To Be Held on April 7, 2021
Dear Shareholder:
PLEASE TAKE NOTICE that a special meeting of holders (the “Common Shareholders”) of common shares (the “Common Shares”) of Atlantic Power Corporation, a corporation existing under the laws of the Province of British Columbia (“Atlantic Power”, the “Company”, “we” or “us”), will be held on April 7, 2021, at 10:00 a.m., Eastern Daylight Time, virtually via the Internet at https://web.lumiagm.com/422322246 (the “Common Shareholder Meeting”), for the following purposes:
(1)
To consider, pursuant to an interim order of the Supreme Court of British Columbia, dated as of February [•], 2021 (the “Interim Order”) and, if deemed advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”) to approve an arrangement (the “Arrangement”) in accordance with Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) pursuant to the Arrangement Agreement (the “Arrangement Agreement”), dated as of January 14, 2021, by and among the Company, Atlantic Power Preferred Equity Ltd., a corporation existing under the laws of the Province of Alberta, Atlantic Power Limited Partnership, a limited partnership existing under the laws of the Province of Ontario, Tidal Power Holdings Limited, a private limited company existing under the laws of the United Kingdom, and Tidal Power Aggregator, L.P., a limited partnership existing under the laws of the Cayman Islands (together with Tidal Power Holdings Limited, the “Purchasers”), to effect among other things, the acquisition by the Purchasers of all of the outstanding Common Shares in exchange for US$3.03 in cash (less any applicable withholding taxes) per Common Share.

(2)
To consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Arrangement (the “NEO arrangement-related compensation proposal”).

(3)
Subject to the provisions of the Arrangement Agreement, to consider and vote on the proposal to approve the adjournment or postponement of the Common Shareholder Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Arrangement Resolution.

(4)
To act upon other business as may properly come before the Common Shareholder Meeting and any and all adjourned or postponed sessions thereof.

The record date for the determination of Common Shareholders entitled to notice of and to vote at the Common Shareholder Meeting is February 16, 2021. Accordingly, only Common Shareholders of record as of that date will be entitled to notice of and to vote at the Common Shareholder Meeting or any adjournment or postponement thereof. A list of our Common Shareholders entitled to vote at the Common Shareholder Meeting will be available at our principal executive offices at 3 Allied Drive, Suite 155, Dedham, MA 02026 during ordinary business hours for ten days prior to the Common Shareholder Meeting. Requests to inspect the list prior to the Common Shareholder Meeting should be addressed to our Investor Relations department at our principal executive offices.
Please read the accompanying information circular and proxy statement carefully as it sets forth details of the proposed Arrangement and other important information related to the Arrangement.

Your vote is important, regardless of the number of Common Shares you own. The Arrangement Resolution must be approved by no less than two-thirds of the votes cast by Common Shareholders present virtually or represented by proxy at the Common Shareholder Meeting. In addition, the Arrangement Resolution must be approved by a majority of the votes cast at the Common Shareholder Meeting by Common Shareholders, excluding votes attached to Common Shares held by persons described in items (a) through (d) of Section 8.1(2) of Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions. The number of Common Shares to be excluded from this “majority of the minority” vote is immaterial. The NEO arrangement-related compensation proposal requires the affirmative vote of a majority of the votes cast by Common Shareholders present or represented by proxy at the Common Shareholder Meeting and entitled to vote thereon. The adjournment proposal requires the affirmative vote of a majority of the votes cast by Common Shareholders present or represented by proxy at the Common Shareholder Meeting and entitled to vote thereon. Even if you plan to attend the Common Shareholder Meeting virtually, we request that you complete, sign, date and return the enclosed proxy card by mail or facsimile or submit your proxy by telephone or the Internet prior to the Common Shareholder Meeting and thus ensure that your Common Shares will be represented at the Common Shareholder Meeting. If you fail to return your proxy card or fail to submit your proxy by telephone or the Internet, your Common Shares will not be counted for any purpose. Atlantic Power’s board of directors recommends that Common Shareholders vote FOR the approval of the Arrangement Resolution, FOR the NEO arrangement-related compensation proposal and FOR the adjournment of the Common Shareholder Meeting, if necessary, to solicit additional proxies.
Pursuant to the Interim Order, registered holders of Common Shares will have a right to dissent in respect of the Arrangement Resolution and to be paid an amount equal to the fair value of their Common Shares. See the section entitled “Dissent Rights of Common Shareholders and Preferred Shareholders in Respect of the Arrangement,” beginning on page 114 in the accompanying information circular and proxy statement.
Whether or not you plan to attend the Common Shareholder Meeting virtually, please complete, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or by facsimile, or submit your proxy by telephone or the internet. Common Shareholders who attend the Common Shareholder Meeting virtually may revoke their proxies and vote in person.
By Order of the Board,
/s/ [•]

[•]
[Corporate Secretary]
Dedham, MA
[•], 2021

ATLANTIC POWER PREFERRED EQUITY LTD.
3 Allied Drive, Suite 155
Dedham, MA 02026
NOTICE OF SPECIAL MEETING OF PREFERRED SHAREHOLDERS
To Be Held on April 7, 2021
Dear Preferred Shareholder:
PLEASE TAKE NOTICE that a special meeting of holders (the “Preferred Shareholders”) of preferred shares in the capital of Atlantic Power Preferred Equity Ltd. (“APPEL”), being (i) the 4.85% cumulative redeemable preferred shares, Series 1 in the capital of APPEL, (ii) the 7.00% cumulative rate reset preferred shares, Series 2 in the capital of APPEL and (iii) the cumulative floating rate preferred shares, Series 3 in the capital of APPEL (collectively, the “Preferred Shares”) of APPEL, will be held on April 7, 2021, at 11:00 a.m., Eastern Daylight Time, virtually via the Internet at https://web.lumiagm.com/414674433 (the “Preferred Shareholder Meeting”), for the following purposes:
(1)
For the holders of Preferred Shares, voting together as a single class, to:

1.
consider and, if deemed advisable, to pass, with or without variation, a special resolutions to approve the continuance (the “Continuance”) of APPEL from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the Business Corporations Act (British Columbia) (the “BCBCA”) and Section 189 of the Business Corporations Act (Alberta) (the “ABCA”) (the “Continuance Resolution”); and

2.
consider, pursuant to an interim order of the Supreme Court of British Columbia, dated as of February [•], 2021 (the “Interim Order”) and, if deemed advisable, to pass, with or without variation, a special resolution to approve arrangement (the “Arrangement”) in accordance with Division 5 of Part 9 of the BCBCA pursuant to the Arrangement Agreement (the “Arrangement Agreement”), dated as of January 14, 2021, by and among the Atlantic Power Corporation, a corporation existing under the laws of the Province of British Columbia, APPEL, Atlantic Power Limited Partnership, a limited partnership existing under the laws of the Province of Ontario, Tidal Power Holdings Limited, a private limited company existing under the laws of the United Kingdom, and Tidal Power Aggregator, L.P., a limited partnership existing under the laws of the Cayman Islands to effect among other things, the transfer to APPEL of all of the outstanding Preferred Shares in exchange for C$22.00 in cash (less any applicable withholding taxes) per Preferred Share (the “Preferred Shareholder Resolution”).

(2)
To act upon other business as may properly come before the Preferred Shareholder Meeting and any and all adjourned or postponed sessions thereof.

The record date for the determination of Preferred Shareholders entitled to notice of and to vote at the Preferred Shareholder Meeting is February 16, 2021. Accordingly, only Preferred Shareholders of record as of that date will be entitled to notice of and to vote at the Preferred Shareholder Meeting or any adjournment or postponement thereof. A list of our Preferred Shareholders entitled to vote at the Preferred Shareholder Meeting will be available at our principal executive and registered offices at 3 Allied Drive, Suite 155, Dedham MA 02026 during ordinary business hours for ten days prior to the Preferred Shareholder Meeting.
Please read the accompanying information circular and proxy statement carefully as it sets forth details of the proposed Continuance and Arrangement and other important information related to the Continuance and the Arrangement.

Your vote is important, regardless of the number of Preferred Shares you own. The Preferred Shareholder Resolution and Continuance Resolution must each be approved by no less than two-thirds of the votes cast by Preferred Shareholders present virtually or represented by proxy at the Preferred Shareholder Meeting. Even if you plan to attend the Preferred Shareholder Meeting virtually, we request that you complete, sign, date and return the enclosed proxy card by mail or facsimile or submit your proxy by telephone or the Internet prior to the Preferred Shareholder Meeting and thus ensure that your Preferred Shares will be represented at the Preferred Shareholder Meeting. If you fail to return your proxy card or fail to submit your proxy by telephone or the Internet, your Preferred Shares will not be counted for any purpose. APPEL’s board of directors recommends that Preferred Shareholders vote FOR the approval of the Preferred Shareholder Resolution and FOR the approval of the Continuance Resolution.
Pursuant to the Interim Order, registered holders of Preferred Shares will have a right to dissent in respect of the Preferred Shareholder Resolution and to be paid an amount equal to the fair value of their Preferred Shares. See the section entitled “Dissent Rights of Common Shareholders and Preferred Shareholders in Respect of the Arrangement” beginning on page 114 in the accompanying information circular and proxy statement. Registered holders of Preferred Shares will also have a right to dissent pursuant to and in the manner set forth in Section 191 of the ABCA in respect of the Continuance Resolution and to be paid an amount equal to the fair value of their Preferred Shares. See the section entitled “Dissent Rights of Preferred Shareholders in Respect of the Continuance” beginning on page 119 in the accompanying information circular and proxy statement.
Whether or not you plan to attend the Preferred Shareholder Meeting virtually, please complete, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or by facsimile, or submit your proxy by telephone or the internet. Preferred Shareholders who attend the Preferred Shareholder Meeting virtually may revoke their proxies and vote in person.
By Order of the Board,
/s/ [•]

[•]
Corporate Secretary
Dedham, MA
[•], 2021

i

ii

iii

Except as otherwise provided herein or unless the context requires otherwise, capitalized terms used but not otherwise defined herein have the meaning set forth in Annex M to this information circular and proxy statement.
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE ARRANGEMENT
The following questions and answers are intended to address briefly some commonly asked questions regarding the Arrangement Agreement, the Arrangement and the Special Meetings. These questions and answers do not address all questions that may be important to you as a Common Shareholder or Preferred Shareholder. Please refer to the “Summary Term Sheet” and the more detailed information contained elsewhere in this information circular and proxy statement, the annexes to this information circular and proxy statement and the documents referred to or incorporated by reference in this information circular and proxy statement, which you should read carefully.
About the Arrangement
Q.
Why am I receiving these materials?

A.
Atlantic Power, APPEL and APLP entered into an arrangement agreement under which they will be acquired by a fund managed by I Squared Capital, an independent global infrastructure investment manager focusing on energy, utilities, digital infrastructure, transport, and social infrastructure in the Americas, Europe and Asia. The Arrangement is subject to, among other things, obtaining the Required Approvals. If you are a Common Shareholder as of the close of business on February 16, 2021, you are entitled to receive notice of and vote at the Common Shareholder Meeting. If you are a Preferred Shareholder as of the close of business on February 16, 2021, you are entitled to receive notice of and vote at the Preferred Shareholder Meeting. We are soliciting your proxy, or vote, and providing this information circular and proxy statement in connection with that solicitation.

Q.
What is a plan of arrangement?

A.
A plan of arrangement is a statutory procedure under British Columbia corporate law that allows a company to carry out transactions with the approval of its securityholders and the Court. The Plan of Arrangement that you are being asked to consider will provide for, among other things, the acquisition by the Purchasers (each of which was formed by funds managed by I Squared Capital) of all of the issued and outstanding Common Shares for US$3.03 in cash, without interest and less any applicable withholding taxes, for each Common Share and the transfer of all of the issued and outstanding Preferred Shares to APPEL for C$22.00 in cash, without interest and less any applicable withholding taxes.

Q.
Why are you selling now? Why to I Squared Capital?

A.
The Board and management of the Company regularly reviews and evaluates, with the assistance of financial and legal advisors, the Company’s operations, financial performance and potential strategic options, with the goal of enhancing value for all securityholders of the Company and its subsidiaries. As part of this process, the Company and the Board regularly reviews a broad range of opportunities, including strategic external investments, internal investments, such as share repurchases and investments to optimize the Company’s existing fleet, and aggressively reducing debt. Through their evaluation of these various opportunities, the Company’s senior management and the Board have developed a well-informed knowledge of the market in which it operates, including with respect to commercial power operations and maintenance, project development, asset management, mergers and acquisitions, capital raising and management and financial controls.

While actively pursuing opportunities to enhance securityholder value, Atlantic Power has explored on a number of occasions the possibility of a sale of the Company to a third party. In 2014, the Company engaged a financial advisor and ran a sale process involving multiple parties. That process, however, ultimately did not result in an acceptable offer from a potential acquirer. Since then, the Company has been approached by multiple parties that have expressed an interest in exploring an acquisition of the Company. Some of these discussions extended beyond a preliminary stage, with some potential bidders signing confidentiality agreements and conducting preliminary due diligence on the Company.

However, through the second quarter of 2020, none of these discussions resulted in an offer that the Company’s senior management and the Board believed represented fair value to the Company’s and its subsidiary’s securityholders.
In March 2020, the Company’s senior management received an unsolicited expression of interest from representatives of I Squared Capital regarding a possible acquisition of the Company. A detailed description of the background to the Arrangement Agreement is described in this information circular and proxy statement under “The Arrangement — Background to the Arrangement,” beginning on page 27. The reasons why the Special Committee, the Board and the APPEL Board support the Arrangement are described in this information circular and proxy statement under “The Arrangement — Recommendation of the Special Committee to the Board of Atlantic Power and Its Reasons for the Recommendation,” beginning on page 34, “The Arrangement — Recommendation of the Board of Atlantic Power and its Reasons for the Recommendation,” beginning on page 40, and “The Arrangement — Recommendation of the Board of APPEL and its Reasons for the Recommendation,” beginning on page 41, respectively.
Q.
What consideration will I receive?

A.
Common Shareholders:   The Plan of Arrangement that you are being asked to consider will provide for, among other things, the acquisition by the Purchasers (each of which was formed by funds managed by I Squared Capital) of all of the issued and outstanding Common Shares for US$3.03 in cash per Common Share, without interest and less any applicable withholding taxes. The US$3.03 per Common Share consideration exceeded the price that the Common Shares have traded in the 52-week and five-year periods preceding the announcement of the Arrangement on January 14, 2021 and represented a 19% premium to the 52-week high and a 48% premium to the 30-day volume weighted average price immediately preceding such date.

Preferred Shareholders:   The Plan of Arrangement that you are being asked to consider will provide for, among other things, the transfer to APPEL of all of the issued and outstanding Preferred Shares for C$22.00 in cash per Preferred Share, without interest and less any applicable withholding taxes. The C$22.00 per Preferred Share consideration (i) exceeded the price that each series of Preferred Shares had traded in the 52-week and eight-year periods preceding the announcement of the Arrangement on January 14, 2021, (ii) represented a 40% premium to the average repurchase price of the Preferred Shares repurchased by APPEL between 2017 and 2020 under APPEL’s normal course issuer bids and (iii) represented a premium of 19.5% to the average 52-week high for each series of Preferred Shares immediately prior to announcement.
Q.
How can I be sure that the consideration is fair?

A.
In response to the unsolicited offer from I Squared Capital, the Board formed the Special Committee, comprised of entirely independent directors. The Special Committee was provided with a robust mandate to review, supervise and negotiate the proposed transaction with I Squared Capital and to review any other strategic alternatives that may be available to the Company (including remaining as an independent, publicly-traded company).

As part of the Special Committee’s process, it engaged two financial advisors and obtained fairness opinions with respect to the consideration to be received by Common Shareholders and Preferred Shareholders in connection with the Arrangement. For more information on the fairness opinions, see the section entitled “The Arrangement — Opinions of Financial Advisors,” beginning on page 43.
Following extensive negotiations with representatives from I Squared Capital, the Special Committee, after consultation with its outside legal and financial advisors and on the basis of the fairness opinions unanimously determined to unanimously recommend (i) to the Board, the APPEL Board and the board of directors of the general partnership of APLP that they approve the Arrangement Agreement, (ii) that the Board recommend to the Common Shareholders that they vote in favor of the Arrangement Resolution approving the Arrangement at the Common Shareholder Meeting, and (iii) that the APPEL Board recommend to the Preferred Shareholders that they vote in favor of the Preferred Shareholder Resolution and the Continuance Resolution at the Preferred Shareholder Meeting.

A detailed description of the background to the Arrangement Agreement is described in this information circular and proxy statement under “The Arrangement — Background to the Arrangement,” beginning on page 27. The reasons why the Special Committee, the Board and the APPEL Board support the Arrangement are described in this information circular and proxy statement under “The Arrangement — Recommendation of the Special Committee to the Board of Atlantic Power and Its Reasons for the Recommendation,” beginning on page 34, “The Arrangement — Recommendation of the Board of Atlantic Power and its Reasons for the Recommendation,” beginning on page 40, and “The Arrangement — Recommendation of the Board of APPEL and its Reasons for the Recommendation,” beginning on page 41, respectively.
Common Shareholders and Preferred Shareholders are encouraged to consult their own advisors to determine if it is in their best interests to vote in favor of the Arrangement Resolution, the Preferred Shareholder Resolution and the Continuance Resolution (as applicable).
Q.
Is the Special Committee “independent”?

Yes, each member of the Special Committee is considered independent for the purposes of all applicable securities laws. In addition, each member of the Special Committee owns some combination of Common Shares, DSUs and Preferred Shares, which align their interests with those of Common Shareholders and Preferred Shareholders (as applicable). One of the main purposes of equity-based compensation awards (such as DSUs) is to ensure that the incentives of the directors of a company are aligned with those of common shareholders. In fact, governance advisory coalitions recommend that directors acquire shares of the companies on which they serve as board members.
Q.
Aren’t the Preferred Shares only redeemable at par?

A.
The Arrangement is not a redemption of the Preferred Shares pursuant to their existing terms; rather, the Preferred Shares are included as part of the Arrangement. A plan of arrangement is a flexible statutory procedure that is approved by a court and allows for the acquisition of 100% of a company’s securities in a single step (notwithstanding the terms of a company’s governing documents). As a result, the redemption and liquidation features in the Preferred Share terms are not applicable to the Arrangement.

Q.
As a Preferred Shareholder, I find the quarterly dividends attractive. Why should I vote to have the shares transferred to APPEL for C$22.00?

A.
The Special Committee and the APPEL Board took the interest of Preferred Shareholders (including the quarterly dividends) into account during the negotiation of the proposed transaction with I Squared Capital. Some of the key reasons why the Special Committee and the APPEL Board recommend you vote in favor of the Preferred Shareholder Resolution and the Continuance are as follows:

•
the Special Committee obtained a fairness opinion with respect to the consideration to be received by the Preferred Shareholders under the Arrangement;

•
the APPEL Board believes that the yields implied by the Preferred Share Consideration of C$22.00 for each Preferred Share compared favorably to the current yields of other publicly traded preferred shares with similar or better credit ratings;

•
the belief of the Special Committee and the APPEL Board that it is unlikely that the trading price of the Preferred Shares would, in the near to medium term, yield greater value to Preferred Shareholders compared to the immediate and certain consideration to be received by Preferred Shareholders if the Arrangement is completed;

•
the consideration of C$22.00 for each Preferred Share provides Preferred Shareholders with immediate liquidity at an attractive premium to historical trading prices and certainty of value for their investment, and removes the risks and volatility associated with owning securities of APPEL while the Company remains an independent, publicly-traded company. Some of the near-term, medium-term and long-term risks associated with execution of the Company’s strategic plan as an independent, publicly-traded company, include:

•
significantly depressed power prices, both with respect to capacity and energy, due to decreased rates of demand growth and continuing growth of supply, particularly from renewable energy sources, which have resulted in a highly challenging environment with respect to re-contracting power purchase agreements with respect to all of the Company’s power generating projects, including its hydro projects, which the Board believes is unlikely to improve in the near term;

•
the Company’s status as a micro-cap power generating company and the Company’s declining EBITDA profile, with power purchase agreements for nine of the Company’s power generating projects representing 57% of the Company’s net megawatts of generating capacity and 59% of the Company’s 2020 Project Adjusted EBITDA expiring within the next five years;

•
industry conditions and competition increasing the likelihood that the Company will not be able to secure new power purchase agreements on acceptable terms or timing, if at all, or only on terms with significantly reduced pricing;

•
that if the Company fails to negotiate a new power purchase agreement for a project, the relevant project may be required sell into the electricity wholesale market, in which case the prices for electricity will depend on market conditions at the time, which may not be favorable;

•
that the Company may not have sufficient cash to finance acquisitions or other growth opportunities given increased competition in the North American power generating industry for external investment opportunities and that a significant portion of the Company’s cash flow is used to service its debt obligations;

•
increased competition and consolidation in the power generating industry and the fact that the Company faces significant competition from companies with greater size and resources; and

•
despite improvements in business fundamentals at the Company since 2014, including the reduction of its debt obligations by nearly $1.2 billion, restructuring of its debt maturities resulting in a reduction of cash interest payments of more than 70%, the sales and acquisitions of power generating assets at attractive process and the reduction of corporate overhead expenses by nearly 50%, the market prices of the Company’s publicly-traded securities have remained depressed since 2014; and

•
the Arrangement results in a better outcome for the Preferred Shareholders, as compared to a transaction in which only Common Shares were to be acquired by a third party, which would result in the Preferred Shares remaining outstanding and being subject to risks currently faced by the Company and those associated with how the acquirer of the Common Shares may operate the business post-acquisition, including the potential for the acquirer to take a more aggressive approach to liability management than the Company’s approach since 2014.

A full description of the reasons why the Special Committee, the Board and the APPEL Board support the Arrangement are described in this information circular and proxy statement under “The Arrangement — Recommendation of the Special Committee to the Board of Atlantic Power and Its Reasons for the Recommendation,” beginning on page 34, “The Arrangement — Recommendation of the Board of Atlantic Power and its Reasons for the Recommendation,” beginning on page 40, and “The Arrangement — Recommendation of the Board of APPEL and its Reasons for the Recommendation,” beginning on page 41, respectively.
Q.
Will Preferred Shareholders continue to be paid dividends until closing?

A.
It is currently expected that Preferred Shareholders will continue to be paid regularly scheduled quarterly dividends until the closing of the Arrangement. Preferred Shareholders will not be entitled to a pro rata dividend in the event that the closing of the Arrangement occurs mid-quarter.

Q.
What are the conditions to closing?

A.
The consummation of the Arrangement is conditioned on the satisfaction or waiver by the applicable party to the Arrangement Agreement (to the extent permitted by law) of a number of conditions, including the following:

•
the Arrangement Resolution must have been approved by at least two-thirds of the votes cast by Common Shareholders present or represented by proxy at the Common Shareholder Meeting and by a majority of the votes cast at the Common Shareholder Meeting by Common Shareholders, excluding votes attached to Common Shares held by persons described in items (a) through (d) of Section 8.1(2) of Multilateral Instrument 61-10 Protection of Minority Security Holders in Special Transactions;

•
the Continuance Resolution and the Preferred Shareholder Resolution must have been approved by at least two-thirds of the votes cast by Preferred Shareholders present or represented by proxy at the Preferred Shareholder Meeting;

•
the MTN Noteholder Consent shall have been obtained by the Company and APLP and shall not have been withdrawn or revoked;

•
either (i) the Debentureholder Consent shall have been obtained by the Company and shall not have been withdrawn or revoked or (ii) the Debentureholder Resolution shall have been approved by the Company Debentureholders at the Debentureholder Meeting, as applicable;

•
the Arrangement must have received interim and final approval from the Court;

•
no law shall be in effect that makes illegal or otherwise prohibits or enjoins the consummation of the Arrangement;

•
certain regulatory approvals must have been obtained and not rescinded or modified, as described under “The Arrangement Agreement — Conditions to the Arrangement,” beginning on page 104;

•
Atlantic Power’s representations and warranties in the Arrangement Agreement, and the Purchasers’ respective representations and warranties in the Arrangement Agreement must be true and correct, subject to applicable materiality qualifiers, as of the date of the agreement and as of the closing date as described under “The Arrangement Agreement — Conditions to the Arrangement,” beginning on page 104;

•
Atlantic Power and the Purchasers must have performed in all material respects all covenants that each is required to perform under the Arrangement Agreement;

•
since the date of the Arrangement Agreement, no “Material Adverse Effect” (as such term is defined in the section of this information circular and proxy statement captioned “The Arrangement Agreement — Representation and Warranties” beginning on page 98) shall have occurred and be continuing;

•
certain pre-arrangement steps set forth in the disclosure letter to the Arrangement Agreement shall have been consummated;

•
Dissent Rights shall not have been exercised in respect of more than 10% of the outstanding Common Shares;

•
no proceeding by any governmental entity being pending that is reasonably likely to:

•
cease trade, enjoin, prohibit, or impose any material limitations or conditions on, the Purchasers’ ability to acquire, hold, or exercise full rights of ownership over, any Common Shares;

•
impose material terms or conditions on completion of the Arrangement or on the ownership or operation by the Purchasers of the business or assets of Atlantic Power, or compel the Purchasers to dispose of or hold separate any material portion of the business or assets of the Purchasers, any of its affiliates, or Atlantic Power; or

•
prevent the consummation of the Arrangement, or if the Arrangement is consummated, have a Material Adverse Effect; and

•
consents from third-party contractual counterparties to certain agreements of Atlantic Power and its subsidiaries (collectively, the “Required Consents”) shall have been obtained on terms acceptable to the Purchasers, and not rescinded or modified.

See the section entitled “The Arrangement Agreement — Conditions to the Arrangement,” beginning on page 104 and “The Arrangement Agreement — Representations and Warranties,” beginning on page 98.
Q.
When is the Arrangement expected to be completed?

A.
We are working toward completing the Arrangement as quickly as possible, and we anticipate that it will be completed in the second quarter of 2021. In order to complete the Arrangement, we must obtain the requisite securityholder approvals and the other closing conditions under the Arrangement Agreement must be satisfied or waived (as permitted by law).

Q.
When will I receive the consideration for my Common Shares or Preferred Shares?

A.
You will receive the consideration for your Common Shares and/or Preferred Shares as soon as practicable after the Effective Time, provided you have sent all of the necessary documentation to the depositary.

Q.
What happens if the Common Shareholders do not approve the Arrangement or if the Preferred Shareholders do not approve the Arrangement and the Continuance?

A.
If the Arrangement Resolution is not approved by the Common Shareholders, if the Preferred Shareholder Resolution and Continuance Resolution are not approved by the Preferred Shareholders or if the Arrangement is not completed for any other reason, Common Shareholders will not receive the Common Share Consideration for their Common Shares and Preferred Shareholders will not receive the Preferred Share Consideration for their Preferred Shares in connection with the Arrangement. Instead, Atlantic Power will remain an independent public company. In addition, if the Arrangement is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that Common Shareholders and Preferred Shareholders will continue to be subject to the same risks and opportunities as they currently are, including, among other things, general industry, economic, regulatory and market conditions. Accordingly, if the Arrangement is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your Common Shares and/or Preferred Shares. Furthermore, if the Arrangement is not completed, and depending on the circumstances that caused the Arrangement not to be completed, the price of our Common Shares and Preferred Shares may decline significantly. If that were to occur, it is uncertain when, if ever, the prices of our Common Shares and Preferred Shares would return to the prices at which our Common Shares and Preferred Shares trade as of the date of this information circular and proxy statement. From time to time, the Board will evaluate, among other things, the business operations, properties, dividend policy and capitalization of Atlantic Power and make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value. If the Arrangement Resolution is not approved by the Common Shareholders, if the Preferred Shareholder Resolution and Continuance Resolution are not approved by the Preferred Shareholders or if the Arrangement is not completed for any other reason, there can be no assurance that any other transaction acceptable to Atlantic Power will be offered, or that the business, prospects or results of operations of Atlantic Power will not be adversely impacted.

See the section entitled “Risk Factors Relating to the Arrangement,” “The Arrangement — Effects on the Company if the Arrangement is Not Completed” and “The Arrangement Agreement — Termination of the Arrangement Agreement”.
Q.
How can I obtain additional information about Atlantic Power and APPEL?

A.
We will provide a copy of our annual report on Form 10-K for the year ended December 31, 2019 (excluding certain of its exhibits), and other filings with the SEC and the Canadian securities commissions, without charge, to any shareholder who makes a written request to Atlantic Power Corporation, 3 Allied Drive, Suite 155 Dedham, Massachusetts, United States 02026, Attention: Investor Relations, by phone at 1-617-977-2700 or by e-mail at info@atlanticpower.com. Our annual report on Form 10-K and other filings also may be accessed by internet on the SEC’s website at http://www.sec.gov or on the Canadian Securities Administrators’ website at http://www.sedar.com or on the Company’s website at http://www.atlanticpower.com. The information provided on our website is not, and shall not be deemed to be, incorporated by reference in, or made part of, this information circular and proxy statement.
For a more detailed description of the information available, please refer to “Where You Can Find More Information.”
Q.
Am I entitled to exercise Dissent Rights?

A.
Common Shareholders. Pursuant to the Interim Order, Registered Common Shareholders as of the record date for the Common Shareholder Meeting will have a right to dissent under Division 2 of Part 8 of the BCBCA in respect of the Arrangement Resolution and to be paid an amount equal to the fair value of their Common Shares. See the section entitled “Dissent Rights of Common Shareholders and Preferred Shareholders in Respect of the Arrangement” as well as Annex J to this information circular and proxy statement.

Preferred Shareholders.   Pursuant to the Interim Order, Registered Preferred Shareholders as of the record date for the Preferred Shareholder Meeting will have a right to dissent under Division 2 of Part 8 of the BCBCA in respect of the Preferred Shareholder Resolution and to be paid an amount equal to the fair value of their Preferred Shares. See the section entitled “Dissent Rights of Common Shareholders and Preferred Shareholders in Respect of the Arrangement” as well as Annex J to this information circular and proxy statement. Registered Preferred Shareholders will also have a right to dissent under Section 191 of the ABCA in respect of the Continuance Resolution and to be paid an amount equal to the fair value of their Preferred Shares. See the section entitled “Dissent Rights of Preferred Shareholders in Respect of the Continuance” as well as Annex K to this information circular and proxy statement.
Failure to comply strictly with the dissent procedures described in this information circular and proxy statement will result in the loss of any right of dissent.
Q.
Who can help answer my questions?

A.
If you have any questions or need assistance in your consideration of the Arrangement, in voting your Common Shares or Preferred Shares, or if you have any questions or need assistance with the completion and delivery of your proxy, please contact your financial, legal or other professional advisors or the Company’s proxy solicitation agent, Kingsdale Advisors, by telephone at 1-888-518-6805 (toll free in North America) or 416-867-2272 (collect outside North America), by facsimile at 1-866-545-5580 or by e-mail at contactus@kingsdaleadvisors.com.

About the Special Meetings
Q.
When and where is the Common Shareholder Meeting?

A.
The Common Shareholder Meeting will be held on April 7, 2021, at 10:00 a.m. (Eastern Daylight Time), virtually via live audio webcast over the internet at https://web.lumiagm.com/422322246.

Q.
When and where is the Preferred Shareholder Meeting?

A.
The Preferred Shareholder Meeting will be held on April 7, 2021, at 11:00 a.m. (Eastern Daylight Time), virtually via live audio webcast over the internet at https://web.lumiagm.com/414674433.

Q.
What matters will be voted on at the Common Shareholder Meeting?

A.
Common Shareholders will be asked to consider and vote on the following proposals:

•
to approve the Arrangement Resolution;

•
to approve the non-binding, advisory NEO arrangement-related compensation resolution;

•
to approve the adjournment of the Common Shareholder Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Arrangement Resolution; and

•
to act upon other business that may properly come before the Common Shareholder Meeting or any adjournment or postponement thereof.

Q.
What matters will be voted on at the Preferred Shareholder Meeting?

A.
Preferred Shareholders will be asked to consider and vote on the following proposals:

•
to approve the Preferred Shareholder Resolution;

•
to approve the Continuance Resolution; and

•
to act upon other business that may properly come before the Preferred Shareholder Meeting or any adjournment or postponement thereof.

Q.
How does the Board recommend that Common Shareholders vote on the proposals?

A.
The Board recommends that you vote:

•
“FOR” the approval of the Arrangement Resolution;

•
“FOR” the approval of the NEO arrangement-related compensation proposal; and

•
“FOR” the adjournment proposal.

Q.
How does the APPEL Board recommend that Preferred Shareholders vote on the proposals?

A.
The APPEL Board recommends that you vote:

•
“FOR” the approval of the Preferred Shareholder Resolution; and

•
“FOR” the approval of the Continuance Resolution.

Q.
Who is entitled to vote at the Common Shareholder Meeting?

A.
Only Common Shareholders of record holding Common Shares as of the close of business on February 16, 2021, the record date for the Common Shareholder Meeting, are entitled to vote at the Common Shareholder Meeting. As of the record date, there were approximately 89,222,568 Common Shares outstanding. Every Common Shareholder is entitled to one vote for each Common Share held as of the record date.

Q.
Who is entitled to vote at the Preferred Shareholder Meeting?

A.
Only Preferred Shareholders of record holding Preferred Shares as of the close of business on February 16, 2021, the record date for the Preferred Shareholder Meeting, are entitled to vote at the Preferred Shareholder Meeting. As of the record date, there were approximately 6,864,863 Preferred Shares outstanding, comprised of 3,465,706 Series 1 Preferred Shares, 2,441,766 Series 2 Preferred Shares and 957,391 Series 3 Preferred Shares. Every Preferred Shareholder is entitled to one vote for each Preferred Share held as of the record date.

Q.
What if I acquire ownership of Common Shares or Preferred Shares after the record date of February 16, 2021?

Only Common Shareholders and Preferred Shareholders of record as of the close of business on February 16, 2021 are entitled to receive notice of, attend, be heard and vote at the Common Shareholder Meeting and Preferred Shareholder Meeting, as applicable. All Common Shareholders and Preferred Shareholders as of the closing of the Arrangement would be entitled to receive the consideration paid under the Arrangement, whether or not they held Common Shares and Preferred Shares on the record date.
Q.
What vote is required for approval of the Arrangement and the Continuance? How do Atlantic Power’s directors and officers intend to vote?

A.
The Arrangement Resolution must be approved by the affirmative vote of not less than two-thirds of the votes cast by Common Shareholders present or represented by proxy at the Common Shareholder

Meeting. In addition, the Arrangement Resolution must be approved by a majority of the votes cast at the Common Shareholder Meeting by Common Shareholders, excluding votes attached to Common Shares held by persons described in items (a) through (d) of Section 8.1(2) of Multilateral Instrument 61-10 Protection of Minority Security Holders in Special Transactions. The number of Common Shares to be excluded from this “majority of the minority” vote is immaterial.
The Preferred Shareholder Resolution and the Continuance Resolution must each be approved by the affirmative vote of not less than two-thirds of the votes cast by Preferred Shareholders (voting as a single class) present or represented by proxy at the Preferred Shareholder Meeting.
Our directors and executive officers who collectively own approximately [•]% of the outstanding Common Shares and [•]% of the outstanding Preferred Shares have informed us that they intend to vote all such Common Shares FOR the approval of the Arrangement Resolution and all such Preferred Shares FOR the approval of the Preferred Shareholder Resolution and the Continuance Resolution. Further, as of January 14, 2021, each of our directors and executive officers has entered into a support agreement to vote their Common Shares and Preferred Shares, if any, in support of the Arrangement, and to vote their Company Debentures and MTNs, if any, in support of the amendments to the respective trust indentures. See the section entitled “The Arrangement — Voting Agreements and Support Agreement,” beginning on page 42.
Q.
What vote is required for Common Shareholder to approve the NEO arrangement-related compensation proposal?

A.
The NEO arrangement-related compensation proposal requires the affirmative vote of the holders of a majority of the votes cast by Common Shareholders present or represented by proxy at the Common Shareholder Meeting and entitled to vote on the matter.

Q.
What vote is required for Common Shareholders to approve the proposal to adjourn the Common Shareholder Meeting, if necessary, to solicit additional proxies?

A.
The proposal to adjourn the Common Shareholder Meeting, if necessary, to solicit additional proxies requires the affirmative vote of the holders of a majority of the votes cast by Common Shareholders present or represented by proxy at the Common Shareholder Meeting and entitled to vote on the matter.

Q.
Why am I being asked to consider and vote on the NEO arrangement-related compensation proposal?

A.
The rules of the U.S. Securities and Exchange Commission require the Company to seek approval on a non-binding, advisory basis with respect to certain payments that will or may be made to the Company’s NEOs in connection with the Arrangement. Approval of the NEO arrangement-related compensation proposal is not required to complete the Arrangement.

About Voting
Q.
Who is soliciting my vote?

A.
This proxy solicitation is being made by and on behalf of the Board and the APPEL Board. In addition, we have retained Kingsdale Advisors to assist in the solicitation. Assuming the Arrangement is approved by Common Shareholders, Preferred Shareholders and holders of Company Debentures, we expect to pay Kingsdale Advisors reasonable and customary fees for their services. We may request additional services from Kingsdale Advisors on an as needed basis. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or by other means of communication. These persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the Beneficial Shareholders that the brokers and fiduciaries hold of record. We will reimburse them for their reasonable out-of-pocket expenses.

Q.
How do I vote?

A.
Even if you plan to attend the Common Shareholder Meeting and/or the Preferred Shareholder

Meeting, if you hold your Common Shares or Preferred Shares in your own name as the shareholder of record, please vote your shares: (1) by completing, signing, dating and returning the enclosed proxy card(s) for Common Shareholders and/or Preferred Shareholders, as applicable, by mail; (2) by going to www.investorvote.com and entering the 15-digit control number on the form of proxy for Common Shareholders and/or Preferred Shareholders, as applicable; or (3) by calling the telephone number printed on your proxy card.
Your telephone, Internet, or mail vote must be received by 10:00 a.m. on April 5, 2021 for Common Shares and 11 a.m. on April 5, 2021 for Preferred Shares. As a Common Shareholder or Preferred Shareholder, you can also attend the Common Shareholder Meeting and/or Preferred Shareholder Meeting, as applicable, each of which are to be held online, and vote, or change your prior vote. Do NOT enclose or return your share certificate(s) with your proxy card. If you hold your Common Shares or Preferred Shares through a broker, bank or other nominee, then you received this information circular and proxy statement from the nominee, along with the nominee’s proxy card which includes voting instructions and instructions on how to change your vote.
Each person named in the proxy card to represent you at the Common Shareholder Meeting and/or Preferred Shareholder Meeting, as applicable, is a director or officer of the Company. You can appoint someone else to represent you at the Common Shareholder Meeting and/or Preferred Shareholder Meeting, as applicable. Please follow the instructions contained in the appropriate proxy card.
Q:
How can I revoke my vote?

A:
You have the right to revoke your proxy at any time before the vote is taken at the Common Shareholder Meeting or Preferred Shareholder Meeting, as applicable. Please see the sections “The Common Shareholder Meeting — Appointment and Revocation of Proxies” on page 83 and “The Preferred Shareholder Meeting — Appointment and Revocation of Proxies” on page 89 of this information circular and proxy statement.

Q.
If my shares are held by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A.
Your broker, bank or other nominee will be permitted to vote your Common Shares or Preferred Shares, as applicable, only if you instruct your broker, bank or other nominee how to vote. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares. Absent specific instructions from the beneficial owner of such shares, banks, brokerage firms or other nominees are not empowered to vote those shares, which we refer to as “broker non-votes.” If you do not instruct your broker, bank or other nominee to vote your shares, your shares will not be voted and will not have an effect on the approval of the Arrangement Resolution, the NEO arrangement-related compensation proposal, the Preferred Shareholder Resolution, the Continuance Resolution, or on the proposal to adjourn the Common Shareholder Meeting. Please see the section “Information for Beneficial Shareholders” beginning on page 94 of this information circular and proxy statement.

Q.
What do I do if I receive more than one proxy or set of voting instructions?

A.
If you hold Common Shares or Preferred Shares through a broker, bank or other nominee and directly as a record holder or otherwise you may receive more than one proxy and/or set of voting instructions relating to the Common Shareholder Meeting and/or Preferred Shareholder Meeting, as applicable. These should each be voted and/or returned separately as described elsewhere in this information circular and proxy statement in order to ensure that all of your shares are voted.

In addition, if you hold both Common Shares and Preferred Shares, you may receive more than one proxy and/or set of voting instructions relating to the Common Shareholder Meeting and Preferred Shareholder Meeting. These should each be voted and/or returned separately as described elsewhere in this information circular and proxy statement in order to ensure that all of your shares are voted.
Q.
How are votes counted?

A.
Common Shareholders may vote “FOR” or “AGAINST” the proposals to approve the Arrangement Resolution, to approve the NEO arrangement-related compensation and to adjourn the Common

Shareholder Meeting, if necessary, to solicit additional proxies. Preferred Shareholders may vote “FOR” or “AGAINST” the proposals to approve the Preferred Shareholder Resolution and the Continuance Resolution. Common Shares and Preferred Shares that are not voted will have no effect on the vote to approve the Arrangement Resolution, the Preferred Shareholder Resolution, the Continuance Resolution, the NEO arrangement-related compensation or the proposal to adjourn the Common Shareholder Meeting, as applicable.
If you are a Common Shareholder and sign your proxy card without indicating your vote, your Common Shares will be voted “FOR” the approval of the Arrangement Resolution, “FOR” the approval of the NEO arrangement-related compensation, “FOR” the proposal to adjourn the Common Shareholder Meeting, if necessary, to solicit additional proxies, and in accordance with the recommendations of the Board on any other matters properly brought before the Common Shareholder Meeting for a vote. If you are a Preferred Shareholder and sign your proxy card without indicating your vote, your Preferred Shares will be voted “FOR” the approval of the Preferred Shareholder Resolution, “FOR” the Continuance Resolution and in accordance with the recommendations of the APPEL Board on any other matters properly brought before the Preferred Shareholder Meeting for a vote.
Q.
Where should I send in my share certificates?

A.
If you are a Common Shareholder or Preferred Shareholder of record, you will have received a letter of transmittal with detailed instructions for exchanging your share certificates for the applicable consideration. If your Common Shares or Preferred Shares are held by your broker, bank or other nominee you will receive instructions from your broker, bank or other nominee as to how to effect the surrender of your Common Shares and/or Preferred Shares in exchange for the applicable consideration. Please do not send your share certificates with your form of proxy.

RISK FACTORS RELATING TO THE ARRANGEMENT
There can be no certainty that all conditions to the Arrangement will be satisfied. Failure to complete the Arrangement could negatively impact the share price of the Common Shares or Preferred Shares or otherwise adversely affect the business of the Company.
The completion of the Arrangement is subject to a number of conditions, certain of which are outside the control of the Company, including Common Shareholder approval, Preferred Shareholder approval, the obtaining of the MTN Noteholder Consent, the obtaining of Debentureholder Consent or Company Debentureholder approval, the obtaining of the Required Regulatory Approvals, the obtaining of the Required Consents and receipt of the Final Order. There can be no certainty, nor can the Company provide any assurance, that these conditions will be satisfied or, if satisfied, when they will be satisfied by. A substantial delay in obtaining satisfactory approvals or third party consents and/or the imposition of unfavorable terms or conditions in the approvals or third party consents to be obtained could have an adverse effect on the business, financial condition or results of operations of the Company or could result in the termination of the Arrangement Agreement. If: (i) Common Shareholders choose not to approve the Arrangement, (ii) Preferred Shareholder choose not to approve the Continuance and the Arrangement, (iii) MTN Noteholders choose not to amend the MTN Indenture, (iv) Company Debentureholders choose not to amend the Company Debentures Indenture, (v) the Company otherwise fails to satisfy, or fails to obtain a waiver of the satisfaction of, the closing conditions to the Arrangement and the Arrangement is not completed, (vi) a Material Adverse Effect has occurred that results in the termination of the Arrangement Agreement, or (vii) any legal proceeding results in enjoining the transactions contemplated by the Arrangement, the Company could be subject to various adverse consequences, including that the Company would remain liable for significant costs relating to the Arrangement, including, among others, legal, accounting, financial advisory, proxy solicitation and financial printing expenses.
If the Arrangement is not completed, the market price of the Common Shares and Preferred Shares may decline to the extent that the market price reflects a market assumption that the Arrangement will be completed. If the Arrangement is not completed and the Board decides to seek another merger or business combination, there can be no assurance that it will be able to find a party willing to pay an equivalent or more attractive price than the Common Share Consideration and Preferred Share Consideration to be paid pursuant to the Arrangement.
In addition, since the completion of the Arrangement is subject to uncertainty, officers and employees of the Company may experience uncertainty about their future roles with the Company. This may adversely affect the Company’s ability to attract or to retain key management and personnel in the period until the Arrangement is completed or terminated.
The Arrangement Agreement may be terminated in certain circumstances.
Each of the parties to the Arrangement Agreement has the right to terminate the Arrangement Agreement in certain circumstances. Accordingly, there is no certainty, nor can the Company provide any assurance, that the Arrangement will not be terminated by any of the parties to the Arrangement Agreement before the completion of the Arrangement. Failure to complete the Arrangement could negatively impact the trading price of the Common Shares or Preferred Shares or otherwise adversely affect the business of the Company.
The Termination Fee provided under the Arrangement Agreement if the Arrangement Agreement is terminated in certain circumstances may discourage other parties from attempting to acquire the Company.
Under the Arrangement Agreement, the Company is required to pay a Termination Fee (as defined below) of $12,500,000 in the event the Arrangement Agreement is terminated following the occurrence of a Termination Fee Event (as defined below). The Termination Fee may discourage other parties from attempting to acquire the Common Shares and Preferred Shares, even if those parties would otherwise be willing to offer greater value than that offered under the Arrangement. See the section entitled “The Arrangement Agreement — Termination Fee”.

Even if the Arrangement Agreement is terminated without payment of the Termination Fee, the Company may, in the future, be required to pay the Termination Fee in certain circumstances.
Under the Arrangement Agreement, the Company may be required to pay the Termination Fee to the Purchasers at a date subsequent to the termination of the Arrangement Agreement if the Arrangement Agreement is terminated due to the Required Approvals not being obtained, the Effective Time having not occurred prior to the Outside Date, or Atlantic Power breaching certain of its representations and warranties if (A) prior to such termination an Acquisition Proposal (as defined below) is publicly announced after the date of the Arrangement Agreement and not withdrawn prior to the Special Meetings and (B) within twelve months of such termination, (x) an Acquisition Proposal (whether or not the same Acquisition Proposal described in clause (A) above) is consummated or (y) Atlantic Power or one or more of its subsidiaries enters into an agreement with respect to an Acquisition Proposal and such Acquisition Proposal is later consummated (whether or not within the twelve month period following such termination). See the section entitled “The Arrangement Agreement — Termination Fee”.
While the Arrangement is pending, the Company is restricted from taking certain actions.
The Arrangement Agreement restricts the Company from taking certain specified actions until the Arrangement is completed without the consent of the Purchasers. These restrictions may prevent the Company from pursuing attractive business opportunities that may arise prior to the completion of the Arrangement. See the section entitled “The Arrangement Agreement — Conduct of Business Pending the Arrangement”.
The right to match may discourage other parties from attempting to acquire the Company.
Under the Arrangement Agreement, as a condition to entering into a definitive agreement in respect of a Superior Proposal, the Company and APPEL are required to offer the Purchasers the right to match such Superior Proposal. This right may discourage other parties from making a Superior Proposal, even if they would otherwise have been willing to acquire the Company on more favorable terms than the Arrangement.
No solicitation of other potential purchasers of the Company may reduce the likelihood of other parties attempting to acquire the Company.
Prior to entering into the Arrangement Agreement, the Company engaged in exclusive negotiations with I Squared Capital and did not solicit expressions of interest from other potential buyers of the Company. The Special Committee and the Board concluded, after receiving advice from their financial and legal advisors, that the risks of soliciting expressions of interest from other potential buyers outweighed the benefits of doing so, particularly having regard to the financial and other terms of the Arrangement Agreement. However, there can be no assurance that, if the Company had solicited expressions of interest from other potential buyers, that one or more of such potential buyers would not have been willing to acquire the Company on more favorable terms than I Squared Capital and the Purchasers.
The pending Arrangement may divert the attention of the Company’s management.
The pendency of the Arrangement could cause the attention of the Company’s management to be diverted from the day-to-day operations and customers or suppliers may seek to modify or terminate their business relationships with the Company. These disruptions could be exacerbated by a delay in the completion of the Arrangement and could have an adverse effect on the business, operating results or prospects of the Company.
The Company’s directors and officers may have interests in the Arrangement that are different from those of Common Shareholders.
In considering the recommendation of the Special Committee and the Board to vote in favor of the Arrangement Resolution, Common Shareholders should be aware that certain members of the Board and officers of the Company may have agreements or arrangements that provide them with interests in the Arrangement that differ from, or are in addition to, those of Common Shareholders, generally. See the section entitled “The Arrangement — Interests of the Company’s Directors and Executive Officers in the Arrangement”.

The consideration to be received by Common Shareholders and Preferred Shareholders may be affected by foreign currency exchange rates.
If you are a Common Shareholder, you will receive the consideration for your Common Shares in U.S. dollars unless you elect in your letter of transmittal to receive the consideration for your Common Shares in Canadian dollars. If you are a Preferred Shareholder, you will receive the consideration for your Preferred Shares in Canadian dollars unless you elect in your letter of transmittal to receive the respective consideration for your Preferred Shares in U.S. dollars.
The exchange rate that will be used to convert payments from U.S. dollars into Canadian dollars or Canadian dollars into U.S. dollars will be the rate established by the depositary, in its capacity as foreign exchange service provider to the Purchasers and Company, on behalf of those Common Shareholders and Preferred Shareholders, respectively, who elect to receive Canadian dollars and U.S. dollars, respectively, on the date the funds are converted, which rate will be based on the prevailing market rate on the date the funds are converted. The risk of any fluctuations in such rates, including risks relating to the particular date and time at which funds are converted, will be solely borne by the Common Shareholder or Preferred Shareholder. The depositary will act as principal in such currency conversion transactions.
Common Shareholders and Preferred Shareholders will no longer hold an interest in the Company following the Arrangement.
Following the Arrangement, Common Shareholders and Preferred Shareholders will no longer hold any of the Common Shares or Preferred Shares, respectively, and will forego any future increase in value that might result from future growth and the potential achievement of the Company’s long-term plans.

SUMMARY TERM SHEET
This Summary Term Sheet, together with the “Questions and Answers About the Special Meetings and the Arrangement,” summarizes the material information in this information circular and proxy statement. You should carefully read this entire information circular and proxy statement and the other documents to which this information circular and proxy statement refers you for a more complete understanding of the matters being considered at the Special Meetings (as defined below). In addition, this information circular and proxy statement incorporates by reference important business and financial information about Atlantic Power. You may obtain the information incorporated by reference into this information circular and proxy statement without charge by following the instructions in “Where You Can Find More Information.”
Defined terms referred to in this information circular and proxy statement are defined in Annex M.
We publish our consolidated financial statements in U.S. dollars. All references in this information circular and proxy statement to “dollars” or “$” are to U.S. dollars and all references to “C$” are to Canadian dollars, unless otherwise noted. Except as otherwise indicated, all financial statements and financial data contained in this information circular and proxy statement and in the documents incorporated by reference in this information circular and proxy statement have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, which differs in certain material respects from financial statements prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board. These differences are not described in this information circular and proxy statement or the documents incorporated by reference in this information circular and proxy statement.
The Arrangement and the Arrangement Agreement
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The Parties to the Arrangement.   Atlantic Power, a British Columbia corporation, is an independent power producer. APPEL, a corporation existing under the laws of the Province of Alberta, and APLP, a limited partnership existing under the laws of the Province of Ontario, are subsidiaries of Atlantic Power. Tidal Power Holdings Limited, a private limited company existing under the laws of the United Kingdom, and Tidal Power Aggregator, L.P., a limited partnership existing under the laws of the Cayman Islands, were formed solely for the purpose of effecting the Arrangement and the transactions related to the Arrangement. The Purchasers are currently owned and controlled by funds affiliated with I Squared Capital, a private equity investment group. See the section entitled “The Parties to the Arrangement,” beginning on page 81.

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The Arrangement.   Common Shareholders are being asked to vote FOR the approval of the Arrangement Resolution and Preferred Shareholders are being asked to vote FOR the Preferred Shareholder Resolution, each of which approves the Plan of Arrangement providing for (i) the acquisition by the Purchasers of all of the outstanding Common Shares (including those resulting from conversion of the Company Debentures in accordance with the Company Debenture Transaction), and (ii) the transfer to APPEL of the Preferred Shares. Preferred Shareholders are also being asked to vote FOR the Continuance Resolution approving the Continuance. As a result of the Arrangement, Atlantic Power and APPEL will cease to be publicly traded companies. See the section entitled “The Arrangement Agreement,” beginning on page 96.

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Arrangement Consideration.   If the Arrangement is completed, you will be entitled to receive US$3.03 in cash, without interest and less any applicable withholding taxes, for each Common Share that you own (the “Common Share Consideration”), and C$22.00 in cash, without interest and less any applicable withholding taxes, for each Preferred Share that you own (the “Preferred Share Consideration”). See the section entitled “The Arrangement Agreement — Arrangement Consideration,” beginning on page 96.

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Treatment of Outstanding Incentive Securities.   If the Arrangement is completed, all outstanding Incentive Securities will vest (to the extent not already vested) and be cancelled, and the holders of such vested Incentive Securities will be entitled to receive US$3.03 in cash, without interest and less any applicable withholding taxes, for each Common Share underlying such Incentive Securities. See the sections entitled “The Arrangement — Interests of the Company’s Directors and Executive Officers in

the Arrangement,” beginning on page 68 and “The Arrangement Agreement — Treatment of Incentive Securities,” beginning on page 97.
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Conditions to the Arrangement.   The consummation of the Arrangement is conditioned on the satisfaction or waiver by the applicable party to the Arrangement Agreement (to the extent permitted by law) of a number of conditions, including the following:

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the Arrangement Resolution must have been approved by at least two-thirds of the votes cast by Common Shareholders present or represented by proxy at the Common Shareholder Meeting, and the Arrangement Resolution must also have been approved by a majority of the votes cast at the Common Shareholder Meeting by Common Shareholders, excluding votes attached to Common Shares held by persons described in items (a) through (d) of Section 8.1(2) of MI 61-101. The number of Common Shares to be excluded from this “majority of the minority” vote is immaterial;

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the Continuance Resolution and the Preferred Shareholder Resolution must have been approved by at least two-thirds of the votes cast by Preferred Shareholders present or represented by proxy at the Preferred Shareholder Meeting (together with the approval of the Arrangement Resolution described in the preceding bullet, the “Required Approvals”);

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the MTN Noteholder Consent shall have been obtained by the Company and APLP and shall not have been withdrawn or revoked;

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either (i) the Debentureholder Consent shall have been obtained by the Company and shall not have been withdrawn or revoked or (ii) the Debentureholder Resolution shall have been approved by the Company Debentureholders at the Debentureholder Meeting, as applicable

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the Arrangement must have received interim and final approval from the Court;

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no law shall be in effect that makes illegal or otherwise prohibits or enjoins the consummation of the Arrangement;

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the Required Regulatory Approvals (as defined below) must have been obtained and not rescinded or modified, as described under “The Arrangement Agreement — Conditions to the Arrangement,” beginning on page 104;

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Atlantic Power’s representations and warranties in the Arrangement Agreement, and the Purchasers’ respective representations and warranties in the Arrangement Agreement must be true and correct, subject to applicable materiality qualifiers, as of the date of the agreement and as of the closing date as described under “The Arrangement Agreement — Conditions to the Arrangement,” beginning on page 104;

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Atlantic Power and the Purchasers must have performed in all material respects all covenants that each is required to perform under the Arrangement Agreement;

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since the date of the Arrangement Agreement, no “Material Adverse Effect” (as such term is defined in the section of this information circular and proxy statement captioned “The Arrangement Agreement — Representation and Warranties” beginning on page 98) shall have occurred and be continuing;

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certain pre-arrangement steps set forth in the disclosure letter to the Arrangement Agreement shall have been consummated;

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Dissent Rights shall not have been exercised in respect of more than 10% of the outstanding Common Shares;

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no proceeding by any governmental entity being pending that is reasonably likely to:

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cease trade, enjoin, prohibit, or impose any material limitations or conditions on, the Purchasers’ ability to acquire, hold, or exercise full rights of ownership over, any Common Shares;

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impose material terms or conditions on completion of the Arrangement or on the ownership or operation by the Purchasers of the business or assets of Atlantic Power, or compel the

Purchasers to dispose of or hold separate any material portion of the business or assets of the Purchasers, any of its affiliates, or Atlantic Power; or
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prevent the consummation of the Arrangement, or if the Arrangement is consummated, have a Material Adverse Effect; and

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consents from third-party contractual counterparties to certain agreements of Atlantic Power and its subsidiaries (collectively, the “Required Consents”) shall have been obtained on terms acceptable to the Purchasers, and not rescinded or modified.

See the section entitled “The Arrangement Agreement — Conditions to the Arrangement,” beginning on page 104 and “The Arrangement Agreement — Representations and Warranties,” beginning on page 98.
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Restrictions on Solicitations of Other Offers.

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The Arrangement Agreement contains a “non-solicitation” provision that restricts our ability to solicit, encourage or otherwise facilitate any competing Acquisition Proposal. The “non-solicitation” provision is subject to a “fiduciary out” provision that allows us to provide information and participate in discussions with respect to bona fide written Acquisition Proposals if, among other requirements, the Board determines in good faith that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal.

See the section entitled “The Arrangement Agreement — Restrictions on Solicitations of Other Offers,” beginning on page 106.
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Termination of the Arrangement Agreement.   The Arrangement Agreement may be terminated:

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by mutual written consent of the Company, on the one hand, and the Purchasers, on the other hand;

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by either the Company, on the one hand, or the Purchasers, on the other hand, if:

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the Arrangement is not consummated on or before July 14, 2021 (the “Outside Date”), so long as the failure to complete the Arrangement is not the result of, or caused by, a breach by the party seeking to exercise such termination rights of its representations or warranties or the failure of such party to perform any of its covenants or agreements, and if all conditions to closing have been satisfied or are capable of being satisfied other than receipt of the Final Order, receipt of regulatory approvals under the Competition Act and the HSR Act, and from FERC and the FCC (each as defined below) (collectively, the “Required Regulatory Approvals”), or receipt of the Required Consents, then either the Company or the Purchasers may, by written notice to the other party, extend the Outside Date from time to time by a specified period of not less than ten business days, provided that in aggregate such extensions shall not exceed 90 days from July 14, 2021;

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any law is enacted that makes illegal or otherwise prohibits or enjoins the consummation of the Arrangement and such law has become final and non-appealable, provided that the party seeking to terminate the Arrangement Agreement has used its commercially reasonable efforts to prevent such result; or

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(1) the Required Approvals are not obtained, (2) the MTN Noteholder Consent is not obtained, and/or (3) neither the Debentureholder Consent nor the approval of the Debentureholder Resolution, as applicable, is obtained;

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by the Purchasers if:

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the Company has breached any of its representations, warranties, covenants or agreements under the Arrangement Agreement which would give rise to the failure of certain conditions to closing and where that breach is incapable of being cured by the Outside Date; provided that the Purchasers are not then in breach of the Arrangement Agreement so as to cause certain conditions to closing to not be satisfied;

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(A) any of the Board, the APPEL Board or APLP GP Board (as applicable) changes or publicly proposes to change the Board Recommendation in a manner adverse to the

Purchasers; (B) any of the Board, the APPEL Board or the APLP GP Board accepts or recommends a competing Acquisition Proposal or publicly proposes to do so; (C) any of the Board, the APPEL Board or the APLP GP Board accepts or enters into any written agreement, understanding or arrangement in respect of an Acquisition Proposal (other than a confidentiality and standstill agreement) or publicly proposes to do so; (D) any of the Board, the APPEL Board or the APLP GP Board fails to publicly reaffirm the Board Recommendation within a specified period following the Purchasers’ request for such reaffirmation or (E) the Company breaches its non-solicitation obligations in a material respect;
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any event occurs as a result of which the conditions related to dissent rights, no Material Adverse Effect, or Required Consents are not capable of being satisfied by the Outside Date.

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by the Company if:

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the Purchasers have breached any of their representations, warranties, covenants or agreements under the Arrangement Agreement which would give rise to the failure of certain conditions to closing and where that breach is incapable of being cured by the Outside Date; provided that the Company is not then in breach of the Arrangement Agreement so as to cause certain conditions to closing to not be satisfied; or

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prior to obtaining approval of the Common Shareholders, the Board authorizes the Company to enter into an agreement with respect to a Superior Proposal in accordance with and subject to the terms and conditions described in “The Arrangement Agreement — Termination of the Arrangement Agreement,” beginning on page 109, provided that we, concurrently with doing so, pay the Termination Fee described below (the “Superior Proposal Termination Right”).

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Termination Fees.   In connection with a termination pursuant to the Superior Proposal Termination Right and certain other circumstances specified in the Arrangement Agreement, the Company must pay the Purchasers a fee of $12,500,000. See the section entitled “The Arrangement Agreement — Termination Fee,” beginning on page 110.

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Reverse Termination Fees.   In connection with a termination pursuant to a Reverse Termination Fee Event, the Purchasers must pay the Company a fee of $15,000,000. See the section entitled “The Arrangement Agreement — Reverse Termination Fee,” beginning on page 110.

The Continuance
Pursuant to the terms of the Arrangement Agreement, the continuance of APPEL from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the BCBCA and Section 189 of the ABCA must occur in order for the Final Order to be obtained and the Arrangement to become effective. Accordingly, Preferred Shareholders will be asked at the Preferred Shareholder Meeting to consider and, if deemed advisable, pass the Continuance Resolution, authorizing the Continuance. The full text of the Continuance Resolution is set forth in Annex C. See the section entitled “The Continuance” beginning on page 106.
The Special Meetings
See the section entitled “Questions and Answers About the Special Meetings and the Arrangement”, beginning on page 1; “The Common Shareholder Meeting”, beginning on page 82; and “The Preferred Shareholder Meeting”, beginning on page 87.
Other Important Considerations
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Special Committee Recommendation.   The Board formed the Special Committee comprised of independent directors to assist the Board in connection with its evaluation of the Arrangement. The Special Committee unanimously determined to recommend to the Board and the APPEL Board that they approve the Arrangement Agreement, that the Board recommend that Common Shareholders vote in favor of the Arrangement Agreement and that the APPEL Board recommend that Preferred

Shareholders vote favor of the Continuance Resolution and the Preferred Shareholder Resolution. See the section entitled “The Arrangement — Recommendation of the Special Committee to the Board of Atlantic Power and Its Reasons for the Recommendation,” beginning on page 34.
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Board and APPEL Board Recommendations.   The Board has unanimously determined that the Arrangement Agreement is fair to the Common Shareholders and recommends that Common Shareholders vote “FOR” the approval of the Arrangement Agreement. The Board also recommends that Common Shareholders vote “FOR” the NEO arrangement-related compensation proposal and “FOR” the adjournment of the Common Shareholder Meeting, if necessary, to solicit additional proxies. The APPEL Board has determined that the Arrangement and the Continuance are in the best interests of APPEL and recommends that the Preferred Shareholders vote “FOR” the Continuance Resolution and the Preferred Shareholder Resolution. See the section entitled “The Arrangement — Recommendation of the Board of Atlantic Power and its Reasons for the Recommendation,” beginning on page 40; and “The Arrangement — Recommendation of the Board of APPEL and its Reasons for the Recommendation,” beginning on page 41.

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Share Ownership of Directors and Executive Officers.   As of January 14, 2021, each of the directors and executive officers of Atlantic Power has entered into a support agreement to vote their Common Shares and Preferred Shares, if any, in support of the Arrangement, and to vote their Company Debentures and MTNs, if any, in support of the amendments to the respective trust indentures. See the section entitled “The Arrangement — Voting Agreements and Support Agreement,” beginning on page 42.

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Interests of the Company’s Directors and Executive Officers in the Arrangement.   In considering the proposal to approve the Arrangement Resolution, Common Shareholders and Preferred Shareholders should be aware that certain of Atlantic Power’s directors and executive officers have interests in the Arrangement that are different from, and/or in addition to, the interests of Common Shareholders and Preferred Shareholders generally, including accelerated vesting of equity awards, potential cash severance and other termination benefits, and provision of indemnification and insurance arrangements. The Board and the APPEL Board were each aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the Arrangement Agreement and to recommend that Common Shareholders and Preferred Shareholders vote in favor of approving the Arrangement Resolution. These interests are described under “The Arrangement — Interests of the Company’s Directors and Executive Officers in the Arrangement,” beginning on page 68.

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Opinion of Goldman Sachs & Co. LLC

On October 2, 2020, the Special Committee engaged Goldman Sachs & Co. LLC (“Goldman Sachs”), pursuant to an engagement letter dated as of October 2, 2020, to act as the Company’s financial advisor to provide the Special Committee with financial advice and assistance in connection with the possible sale of all or a significant portion of the Company.
At the meeting of the Special Committee held on January 14, 2021, Goldman Sachs rendered its oral opinion to the Special Committee, which was subsequently confirmed by delivery of a written opinion dated January 14, 2021, that, as of such date, and based upon and subject to the factors and assumptions set forth therein, the US$3.03 in cash per Common Share to be paid to the Common Shareholders (other than I Squared Capital and its affiliates) pursuant to the Arrangement Agreement was fair, from a financial point of view, to such Common Shareholders. The full text of the written opinion of Goldman Sachs, dated January 14, 2021, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex F to this information circular and proxy statement. The Goldman Sachs opinion is not a recommendation as to how any Common Shareholder should vote with respect to the transactions contemplated by the Arrangement Agreement or any other matter. Pursuant to an engagement letter between Atlantic Power, the Special Committee and Goldman Sachs, the Company has agreed to pay Goldman Sachs a transaction fee of approximately US$3.0 million, US$200,000 of which was payable upon execution of the engagement letter, US$450,000 of which was payable upon announcement of the transactions contemplated by the Arrangement Agreement and the remainder of which is contingent upon consummation of the transactions contemplated by the Arrangement Agreement.
Atlantic Power encourages you to read carefully and in its entirety the full text of Goldman Sachs’ written opinion attached as Annex F to this information circular and proxy statement. For a description of the opinion that the Special Committee received from Goldman Sachs, see “Opinions of Financial Advisors — Opinion of Goldman Sachs,” beginning on page 43.
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Opinion of Blair Franklin Capital Partners Inc.

The Special Committee of Atlantic Power has retained Blair Franklin Capital Partners Inc. (“Blair Franklin”) to act as its non-exclusive financial adviser, to provide opinions to the Special Committee and the Board as to the fairness, from a financial point of view, of the Common Share Consideration to be paid to the Common Shareholders and the Company Debenture Consideration to be paid to the Company Debentureholders. Blair Franklin has also been retained to provide an opinion to the Board, the Special Committee and the APPEL Board as to the fairness, from a financial point of view, of the Preferred Share Consideration to be paid to Preferred Shareholders as a class pursuant to the Arrangement. The opinions being provided by Blair Franklin as to the fairness, from a financial point of view, of the Common Share Consideration, the Company Debenture Consideration and the Preferred Share Consideration are referred to collectively as the “Opinions”.
On January 14, 2021, Blair Franklin delivered certain of its written analyses and its oral opinions to the Special Committee, the Board and the APPEL Board, subsequently confirmed in writing as of the same date, and subject to the various assumptions, qualifications and limitations set forth therein, that as of January 14, 2021, with respect to the consideration to be paid pursuant to the Arrangement and the Company Debenture Transaction (as applicable): (i) the Common Share Consideration is fair, from a financial point of view, to the Common Shareholders; (ii) the Preferred Share Consideration is fair, from a financial point of view, to the Preferred Shareholders; and (iii) the Company Debenture Consideration is fair, from a financial point of view, to the Company Debentureholders.
The full text of the opinion letter of Blair Franklin dated as of January 14, 2021 (the “Blair Franklin Letter”) containing the Opinions, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Blair Franklin in rendering the Opinions, is attached to this information circular and proxy statement as Annex G and is incorporated by reference herein in its entirety. The summary of the Opinions contained in this information circular and proxy statement are qualified in their entirety by reference to the full text of the Blair Franklin Letter. You are encouraged to read the Blair Franklin Letter carefully and in its entirety. The Opinions were delivered to the Special Committee, the Board and the APPEL Board and address only the fairness, from a financial point of view, of the Common Shares Consideration to be paid to Common Shareholders, the Company Debenture Consideration to be paid to the Company Debentureholders and the Preferred Share Consideration to be paid to the Preferred Shareholders as a class pursuant to the Arrangement and the Company Debenture Transaction, as applicable, as of the date of the Blair Franklin Letter. The Opinions do not address the relative merits of the Arrangement as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. The Opinions are not intended to, and do not, constitute advice or a recommendation as to how the Common Shareholders, the Company Debentureholders or the Preferred Shareholders should vote at any meeting of securityholders that may be held in connection with the Arrangement or the Company Debenture Transaction, or whether the securityholders should take any other action in connection with the Arrangement. The Common Share Consideration, the Preferred Shares Consideration and the Company Debenture Consideration were determined through negotiations between I Squared Capital and Atlantic Power, and not pursuant to recommendations of Blair Franklin. For a description of the Opinions that the Board, the Special Committee and the APPEL Board received from Blair Franklin, see the section entitled “The Arrangement — Opinions of Financial Advisors — Opinions of Blair Franklin,” beginning on page 47.

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Sources of Financing.

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Atlantic Power anticipates that the total funds needed to complete the Arrangement, which are expected to be approximately US$961 million, will be funded with equity provided by funds affiliated with I Squared Capital or Debt Financing obtained by funds affiliated with I Squared Capital or their subsidiaries.

The completion of the Arrangement is not conditioned upon the Purchasers’ receipt of financing. See the section entitled “The Arrangement — Financing of the Arrangement,” beginning on page 66 and “The Arrangement Agreement — Specific Performance,” beginning on page 113.
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Regulatory Approvals.

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Under the HSR Act, and the rules and regulations promulgated thereunder by the Federal Trade Commission (“FTC”), the Arrangement may not be completed until notification and report forms have been filed with the FTC and the Antitrust Division of the Department of Justice (the “Antitrust Division”) and the applicable waiting period has expired or been terminated. On February 5, 2021, the parties to the Arrangement Agreement each filed their notification and report forms with the FTC and Antitrust Division.

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Under the Competition Act the parties cannot complete the Arrangement until: (a) the parties have filed a Part IX notification with the Commissioner of Competition and the applicable waiting period under Section 123 of the Competition Act has expired or been terminated; (b) an advance ruling certificate has been issued by the Commissioner of Competition pursuant to Section 102(1) of the Competition Act; or (c) a waiver has been provided by the Commissioner of Competition pursuant to paragraph 113(c) of the Competition Act. On January 26, 2021, the parties to the Arrangement Agreement each filed their Part IX notification with the Commissioner of Competition. On February 5, 2021, the parties received an advance ruling certificate from the Commissioner of Competition.

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As a condition to the consummation of the Arrangement, the FCC must approve the transfer of control of certain FCC licenses held by Atlantic Power or its subsidiaries. In connection with such approval, the FCC must determine whether the transfer will serve the public interest, convenience and necessity. Specifically, the FCC considers if, following the Arrangement, Atlantic Power will continue to be qualified to control such licenses and whether such transfer of control is consistent with applicable law and FCC rules. Atlantic Power and the Purchasers plan to file applications with the FCC to obtain approval of the transfer of control of the FCC authorizations held by Atlantic Power by March 19, 2021. The Purchasers must also, and intend to, notify the FCC once the Arrangement has been consummated.

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Section 203 of the Federal Power Act requires prior approval by FERC for changes in control of public utilities. FERC must approve a proposed transaction if it finds that the transaction will be “consistent with the public interest, and will not result in cross-subsidization of a non-utility associate company or the pledge or encumbrance of utility assets for the benefit of an associate company . . . .” FERC examines three factors in analyzing whether a proposed transaction is consistent with the public interest: (1) the effect on competition, (2) the effect on rates, and (3) the effect on regulation. The Arrangement should be approved because it is consistent with the public interest and will not result in cross-subsidization of a non-utility associate company or the pledge or encumbrance of utility assets for the benefit of an associate company. On February 5, 2021, Atlantic Power and the Purchasers filed an application with FERC to obtain approval of the transfer of control of the Atlantic owned public utilities. The parties must also, and intend to, notify the FERC within 10 days of the Arrangement being consummated and make other required post-closing notice filings.

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At least 90 days before transferring control of a generating facility receiving compensation for reactive supply and voltage support, Schedule 2 of the PJM Tariff requires the resource owner to submit an informational filing explaining the basis for the decision by the reactive power supplier not to terminate or revise its cost-based rate schedule. Schedule 2 does not expressly address indirect upstream ownership transfers in reactive supply resources. However, FERC has stated that “. . . the Schedule 2 filing requirement does in fact apply to transfers of interests in a company where, as a result, a facility is transferred from the downstream ownership of one company to another.” While each of Chambers and Morris will continue to directly own its respective facility following the Arrangement being consummated, on February 5, 2021 and February 8, 2021, Atlantic Power submitted the informational filing for Chambers and Morris, respectively, to ensure compliance with the requirements of Schedule 2 of the PJM Tariff.
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Material U.S. Federal Income Tax Consequences.   Holders of Common Shares or Preferred Shares should read carefully the information under “The Arrangement — Material U.S. Federal Income Tax Consequences” beginning on page 74 of this information circular and proxy statement, which sets out a general summary of material U.S. federal income tax consequences that may be relevant to beneficial owners of Common Shares and Preferred Shares that are U.S. Holders (as defined therein). The summary is not a comprehensive discussion of all of the U.S. federal income tax consequences of the Arrangement that may be relevant to any particular holder of Common Shares or Preferred Shares in light of such holder’s particular facts and circumstances and is not intended to be legal or tax advice. Holders of Common Shares or Preferred Shares should consult their own tax advisors with respect to their particular circumstances. In addition, holders of Incentive Securities should consult their own tax advisors concerning the tax consequences of the Arrangement having regard to their own particular circumstances.

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Material Canadian Federal Income Tax Consequences.   Holders of Common Shares or Preferred Shares should read carefully the information under “The Arrangement — Material Canadian Federal Income Tax Consequences” beginning on page 75 of this information circular and proxy statement, which sets out a general summary of certain Canadian federal income tax considerations that may be applicable to holders of Common Shares and Preferred Shares. Such disclosure is not intended to be legal or tax advice to any particular holder of Common Shares or Preferred Shares. Holders of Common Shares or Preferred Shares should consult their own tax advisors with respect to their particular circumstances. In addition, holders of Incentive Securities should consult their own tax advisors concerning the tax consequences of the Arrangement having regard to their own particular circumstances.

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Dissenting Shareholders’ Rights.   Pursuant to the Interim Order, Registered Common Shareholders and Preferred Shareholders as of the respective record date for the Common Shareholder Meeting and the Preferred Shareholder Meeting will have a right to dissent (“Dissent Rights”) under Division 2 of Part 8 of the BCBCA in respect of the Arrangement Resolution and Preferred Shareholder Resolution, as applicable, and under Section 191 of the ABCA in respect of the Continuance Resolution, and to be paid an amount equal to the fair value of their Common Shares or Preferred Shares, respectively. The dissent procedures require that a Registered Common Shareholder or Preferred Shareholder who wishes to dissent in respect of the Arrangement Resolution and the Preferred Shareholder Resolution, as applicable, must send to Atlantic Power a written objection in the manner set forth in Division 2 of Part 8 of the BCBCA, and Preferred Shareholders who wish to dissent in respect of the Continuance Resolution must send to Atlantic Power a written objection in the manner set forth under Section 191 of the ABCA, in each case as modified by the Interim Order, in each case to be received not later than 5:00 p.m. (Eastern Daylight Time) two business days immediately preceding the date of the Common Shareholder Meeting or the Preferred Shareholder Meeting, respectively, in each case as may be adjourned or postponed from time to time. See the sections entitled “Dissent Rights of Common Shareholders and Preferred Shareholders in Respect of the Arrangement,” beginning on page 114 and “Dissent Rights of Preferred Shareholders in respect of the Continuance,” beginning on page 119.

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Market Price of Common Shares.   The closing sale price of Common Shares on the NYSE on January 14, 2021, the last trading day prior to the announcement of the Arrangement, was US$2.10 per share. The closing price of Common Shares on the TSX on January 14, 2021, the last trading day prior to the announcement of the Arrangement, was C$2.67 per share. The US$3.03 per share to be paid for each Common Share in the Arrangement represents a premium of approximately 48% to the 30-day volume weighted average price per Common Share on the NYSE. You are encouraged to obtain current market quotations for the Common Shares in connection with voting your shares. See the section entitled “Market Price of Common Shares,” beginning on page 123.
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Market Price of Preferred Shares.   The closing sale price of Series 1 Preferred Shares on the Toronto Stock Exchange (the “TSX”) on January 14, 2021, the last trading day prior to the announcement of the Arrangement, was C$17.27 per share. The closing sale price of Series 2 Preferred Shares on the TSX on January 14, 2021, the last trading day prior to the announcement of the Arrangement, was C$19.01 per share. The closing sale price of Series 3 Preferred Shares on the TSX on January 14, 2021, the last trading day prior to the announcement of the Arrangement, was C$17.00 per share. You are encouraged to obtain current market quotations for the Preferred Shares in connection with voting your shares.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
To the extent any statements made in this information circular and proxy statement, and the documents to which we refer you in this information circular and proxy statement, may contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”).
Certain statements in this information circular and proxy statement may constitute forward-looking statements, which reflect the expectations of Atlantic Power’s management regarding the business prospects and opportunities of Atlantic Power and its projects and the Arrangement. These statements, which are based on certain assumptions and describe Atlantic Power’s future plans, strategies and expectations, can generally be identified by the use of the words “plans”, “expects”, “does not expect”, “is expected”, “intends”, “anticipates” or “does not anticipate”, “believes”, “outlook”, “objective”, or “continue”, or equivalents or variations, including negative variations, of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. In addition, any statements that refer to forecasts or projections of our future financial performance, our anticipated growth and trends in our business, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those identified under “Risk Factors” and “Forward-Looking Information” in Atlantic Power’s periodic reports as filed with the U.S. Securities and Exchange Commission (the “SEC”) from time to time for a detailed discussion of the risks and uncertainties affecting Atlantic Power. Examples of such statements in this document include, but are not limited to, statements with respect to the following:
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the anticipated benefits of the Arrangement to the parties, the Common Shareholders and the Preferred Shareholders;

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the anticipated receipt of the Required Regulatory Approvals, Court and securityholder approvals for the Arrangement;

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the ability of the parties to satisfy the other conditions to, and to complete, the Arrangement;

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the inherent uncertainty with financial or other forecasts or projections;

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the anticipated size of the markets and continued demand for our products and services;

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our ability to generate sufficient cash flow to implement our business plan, including financing internal or external growth opportunities;

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our ability to renew or into new power purchase agreements on favorable terms or at all after the expiration of our current agreements;

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fluctuations in foreign exchange rates;

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current and ongoing global economic instability, political unrest and related sanctions;

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intense competition; and

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the impact of the Arrangement not being completed on Atlantic Power, its subsidiaries and their respective securities and securityholders.

These statements reflect our current views with respect to future events and are based on assumptions and factors and subject to risks and uncertainties, including the assumptions that the conditions to complete the Arrangement will be satisfied, that the Arrangement will be completed within the expected time frame at the expected cost and that the parties to the Arrangement Agreement will not fail to complete the Arrangement for any other reason, including but not limited to the matters discussed under the “Risk Factors” section of this information circular and proxy statement. Although the forward-looking statements contained in this document are based upon what are believed to be reasonable assumptions, you cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth in this information circular and proxy statement and the documents to which we refer you in this information circular and proxy statement. These forward-looking statements are made as of the date of this information circular and proxy statement and, except as expressly required by applicable law, Atlantic Power assumes no obligation to update or revise them to reflect new events or circumstances.

THE ARRANGEMENT
This discussion of the Arrangement Agreement is qualified by reference to the Arrangement Agreement, which is attached to this information circular and proxy statement as Annex D. You should read the entire Arrangement Agreement carefully as it is the legal document that governs the Arrangement.
Background to the Arrangement
The Company’s senior management and Board regularly reviews and evaluates, with the assistance of financial and legal advisors, the Company’s operations, financial performance and potential strategic options, with the goal of enhancing shareholder value. As part of this process, the Company and the Board regularly reviews a broad range of opportunities, including strategic external investments, internal investments, such as share repurchases and investments to optimize the Company’s existing projects, and aggressively reducing debt. Through their evaluation of these various opportunities, the Company’s senior management and the Board have developed a well-informed knowledge of the market in which the Company operates, including with respect to commercial power operations and maintenance, project development, asset management, mergers and acquisitions, capital raising and management and financial controls.
While actively pursuing opportunities to enhance shareholder value, the Company has explored on a number of occasions the possibility of a sale of the Company to a third party. In 2014, the Company engaged a financial advisor and ran a sale process involving multiple parties. That process, however, ultimately did not result in an acceptable offer from a potential acquirer. Since then, the Company has been approached by multiple parties that have expressed an interest in exploring an acquisition of the Company. Some of these discussions extended beyond a preliminary stage, with some potential bidders signing confidentiality agreements and conducting preliminary due diligence on the Company. However, through the second quarter of 2020, none of these discussions resulted in an offer that the Company’s senior management and the Board believed represented fair value to the Company’s shareholders.
In March 2020, the Company’s senior management received an unsolicited expression of interest from representatives of I Squared Capital regarding a possible acquisition of the Company. Following several discussions between the Company’s senior management and representatives of I Squared Capital over the next two months, and consistent with prior approaches by other potential bidders, the Company’s senior management and the Board determined to allow I Squared Capital to conduct preliminary due diligence on the Company and its assets in the event I Squared Capital might propose a value-enhancing transaction on acceptable terms that would be of interest to the Company. As such, the Company entered into a confidentiality and standstill agreement with I Squared Capital on June 3, 2020. That same day, the Company granted I Squared Capital and its representatives access to a virtual data room and provided operational and financial information in order for I Squared Capital to begin its due diligence review and evaluate the Company.
From June 2020 through September 2020, representatives of the Company and I Squared Capital engaged in various discussions regarding I Squared Capital’s due diligence review of the Company. During this time, the Company’s senior management regularly kept the Board, four of the five members of which are independent (within the meaning of all applicable securities laws) and experienced directors, informed on the status of I Squared Capital’s due diligence review and management’s preliminary discussions with I Squared Capital regarding a potential acquisition of the Company, including through email communications and during scheduled Board meetings on August 4, 2020 and August 25, 2020.
During the August 25, 2020 Board meeting, as part of its regular update regarding the ongoing discussions with I Squared Capital, the Company’s senior management discussed, among other things, I Squared Capital’s preliminary valuation of the Company of between $2.75 and $3.00 per Common Share. At that meeting, the Company’s senior management provided the Board with management’s analysis of the potential range of intrinsic value for the Common Shares in best-case, worst-case, and most-likely case scenarios. Management discussed with the Board certain risks facing the Company, including risks associated with future power prices, re-contracting outcomes and other risks associated with remaining a standalone public company. Following the presentation of this analysis, the Board and the Company’s senior management discussed their views on the Company’s potential value and the Board directed James Moore, the Chief Executive Officer of the Company, to pursue further negotiations with I Squared Capital based on the Board’s discussions with the Company’s senior management at the meeting. On August 26, 2020, Mr. Moore conducted a call with representatives of I Squared Capital in which he communicated the Board’s expectations regarding valuation and associated terms.
On August 28, 2020, representatives of I Squared Capital called Mr. Moore to indicate that while it would be challenging, I Squared Capital believed there was a path to achieving the Board’s request. Representatives of I Squared Capital also told Mr. Moore that I Squared Capital would continue to work internally on potential structures for the proposed transaction, valuation and timing, with the goal of providing a written, non-binding letter of intent the following week.
On September 7, 2020, representatives of I Squared Capital delivered to the Company a non-binding letter of intent (the “September 7th LOI”) to acquire the Company through a plan of arrangement. The September 7th LOI contemplated a cash purchase price of between $2.75 and $3.00 per Common Share and indicated that, subject to the completion of its due diligence review, I Squared Capital’s preference was to take out and refinance all other elements of the Company’s capital structure other than the Company’s project-level debt. The September 7th LOI noted, however, that the final structure of the proposed transaction would be determined at a later date on the basis of tax, securities and corporate law advice. I Squared Capital also requested an exclusivity period of 45 days to complete its due diligence review of the Company and negotiate definitive agreements.
The following day, the Board and the Company’s senior management discussed I Squared Capital’s offer provided in the September 7th LOI. Following a discussion in which the Board asked detailed questions of senior management, the Board determined that it was not interested in further negotiations with I Squared Capital regarding the potential transaction if I Squared Capital’s proposed purchase price could only be expressed at this stage as a range of potential purchase prices per Common Share. The Board then directed Mr. Moore to communicate the Board’s reservations regarding the September 7th LOI to I Squared Capital.
On September 10, 2020, Mr. Moore participated in a call with a representative of I Squared Capital in which he detailed the Company’s response to I Squared Capital’s offer provided in the September 7th LOI and communicated that, assuming the Company and I Squared Capital could agree to a structure and other terms related to the proposed transaction, the Company and the Board would proceed with discussions related to the proposed transaction if I Squared Capital increased its offer to US$3.03 per Common Share.
On September 11, 2020, representatives of I Squared Capital contacted Mr. Moore and indicated that I Squared Capital would be prepared to increase its offer to US$3.03 per Common Share. The representatives of I Squared Capital also requested a 60-day period of exclusivity to complete diligence and negotiations regarding a proposed transaction. I Squared Capital indicated that given the complex nature of the Company’s capital and financial structure, and the cross-border nature of its operations, I Squared Capital required time to design an acquisition and reorganization structure which would allow it to continue to propose a transaction at the desired valuation. I Squared Capital resolved to deliver to the Company a revised non-binding letter of intent a few days thereafter.
On September 14, 2020, representatives of I Squared Capital delivered to the Company a non-binding letter of intent (the “September 14th LOI”) to acquire the Company thorough a plan of arrangement, pursuant to which I Squared Capital proposed a purchase price of US$3.03 per Common Share. The September 14th LOI also contemplated, in particular: (i)a potential sale of a small number of the Company’s projects to an unaffiliated third party (the “Potential Asset Sale”), though the Potential Asset Sale would not be a condition to closing of the proposed transaction, (ii) the Company’s existing term loans would be taken out at par per the terms of the existing term loan facility agreement, (iii) I Squared Capital’s preference was to take out and refinance all other elements of the Company’s capital structure other than the Company’s project-level debt, which would remain in place, and (iv) the Company would grant I Squared Capital a 60-day exclusivity period to negotiate the proposed transaction. The September 14th LOI indicated that the refinancing of the Company’s capital structure would not be a condition to closing of the proposed transaction.
During contemporaneous discussions with Mr. Moore, representatives of I Squared Capital indicated that I Squared Capital would be prepared to offer (a) a cash purchase price of between C$21 and C$22 per

Preferred Share, (b) to redeem the MTNs for consideration equal to 101% of the principal amount of the MTNs held as of the closing of the proposed transaction and (c) to convert the Company Debentures into Common Shares immediately prior to the closing of the proposed transaction based on the conversion ratio then in effect (including the “make whole premium shares” issuable under the terms of the Company Debenture Indenture following a cash change of control). Under the September 14th LOI, such elements of the Company’s capital structure could have been left outstanding following the consummation of the proposed transaction, including the Potential Asset Sale, potentially leaving holders of Preferred Shares and MTNs with a smaller base of assets to support these obligations.
The next day, on September 15, 2020, the Board held a meeting to discuss the September 14th LOI, including whether the Board should grant an exclusivity period to I Squared Capital. The Board considered the efforts that I Squared Capital had undertaken to date, the fact that the price proposed by I Squared Capital was in excess of any proposals that the Company had received over the past six years and the potential benefits and risks of engaging with other parties, including the risk that I Squared Capital would not be willing to undertake further work without an exclusivity period. The Board also discussed Mr. Moore’s conversations with representatives of I Squared Capital related to I Squared Capital’s proposal for the other elements of the Company’s capital structure, noting (i) that the price I Squared Capital was prepared to offer for the Preferred Shares was significantly in excess of the average price APPEL had paid over the last several years to repurchase Preferred Shares under APPEL’s normal course issuer bids and (ii) the Board’s belief that I Squared Capital’s intention to retire all of the Preferred Shares and MTNs was a better outcome for the Preferred Shareholders and MTN Noteholders than remaining in the capital structure of the Company post-closing because it provided the Preferred Shareholders and MTN Noteholders with immediate liquidity without further exposure to the risks facing the Company. Following discussion, the Board unanimously determined that it was in the best interests of the Company (taking into account the interests of all affected stakeholders) to approve the non-binding September 14th LOI, including the grant of exclusivity to I Squared Capital. The Company executed the September 14th LOI later that same day.
During the September 15, 2020 meeting of the Board, Kevin Howell, Chairman of the Board, led a discussion addressing the formation of a special committee (the “Special Committee”) of the Board comprised of independent directors of the Board to assist the Board in connection with its evaluation of the proposed transaction proposed by the September 14th LOI. The Board unanimously determined to form the Special Committee and appointed Mr. Howell as Chairman of the Special Committee and Foster Duncan, Danielle Mottor and Gilbert Palter as the initial members of the Special Committee.
Later that day, the Special Committee held a meeting to discuss engaging Goldman Sachs & Co. LLC (“Goldman Sachs”) as financial advisor to the Special Committee, including to opine on whether the consideration in cash per Common Share to be paid to the Common Shareholders (other than I Squared Capital and its affiliates) pursuant to the proposed transaction was fair from a financial point of view to such holders. The Special Committee unanimously approved the engagement of Goldman Sachs as financial advisor to the Special Committee and, subject to final approval from the Special Committee, delegated to its counsel and members of the Company’s senior management the authority to negotiate the terms and conditions of an engagement letter with Goldman Sachs. During this time, the Board and the Special Committee also engaged Cleary Gottlieb Steen & Hamilton LLP (“Cleary Gottlieb”) as U.S. legal counsel to the Special Committee and the Company and Goodmans LLP (“Goodmans”) as Canadian legal counsel to the Special Committee and the Company.
On September 17, 2020, the Special Committee held a meeting with representatives of Cleary Gottlieb and Goodmans, during which representatives of Goodmans provided a summary of the key Canadian fiduciary duties of directors in the context of change of control transactions such as the proposed transaction. The representatives of Goodmans and Cleary Gottlieb also provided background on the Canadian and U.S. processes that would be necessary in order to consummate the proposed transaction. The Special Committee also requested that Goodmans prepare a formal mandate of the Special Committee for approval by the Board.
On September 25, 2020, the Board held a meeting during which Mr. Howell presented the recommendation of the Special Committee that the Board approve a draft mandate of the Special Committee circulated previously by representatives of Goodmans (the “Special Committee Mandate”). The Special Committee Mandate provided the Special Committee with a robust mandate to review, supervise and negotiate the proposed transaction with I Squared Capital and to review any other strategic alternatives that may be available to the Company (including remaining as an independent, publicly-traded company). The Board unanimously determined to approve and adopt the Special Committee Mandate.
On October 2, 2020, Goldman Sachs and the Company executed an engagement letter for Goldman Sachs to act as financial advisor to the Special Committee in connection with the possible sale of all or a significant portion of the Company.
Representatives of Sidley Austin LLP (“Sidley Austin”), U.S. legal counsel to I Squared Capital, and Stikeman Elliott LLP (“Stikeman”), Canadian counsel to I Squared Capital, prepared an initial draft of the arrangement agreement which was provided to the Company through representatives of I Squared Capital on October 11, 2020. On October 16, 2020, representatives of Cleary Gottlieb and Goodmans delivered to the Special Committee a list of key issues presented by the draft arrangement agreement distributed by I Squared Capital’s legal counsel. On October 19, 2020, representatives of Cleary Gottlieb circulated a revised draft of the arrangement agreement to I Squared Capital and its legal counsel. During the week of October 11, 2020, members of the Special Committee also asked a number of questions and convened calls with representatives of Goodmans regarding the proposed treatment of the Preferred Shares under the proposed transaction, including the potential risks Preferred Shareholders may face if the Preferred Shares remain publicly-traded securities of a company owned and controlled by I Squared Capital.
On October 28, 2020, representatives of I Squared Capital called Mr. Moore to provide an update on I Squared Capital’s internal discussions with its investment committee regarding the proposed transaction and detail I Squared Capital’s preferred structure for the proposed transaction. Specifically, the representatives of I Squared Capital detailed that I Squared Capital had determined that, in order to achieve the valuation set forth in the September 14th LOI, a reorganization of the Company’s complex structure for its subsidiaries and their respective projects would be required. As a result, I Squared Capital (i) communicated that the repurchase of the MTNs and the Preferred Shares would be a condition precedent to the closing of the proposed transaction in order to allow I Squared Capital to implement its proposed reorganization and achieve a complete retirement of the existing capital structure of the Company, and (ii) advised that it was no longer contemplated that the Potential Asset Sale would occur prior to closing. The representatives of I Squared Capital indicated they would provide a revised draft of the arrangement agreement during the week of November 9, 2020.
On November 3, 2020, the Board held a meeting, attended by senior management of the Company, to discuss Mr. Moore’s October 28, 2020 call with representatives of I Squared Capital and the potential timeline to signing and closing of the proposed transaction.
On November 11, 2020, representatives of I Squared Capital called Mr. Moore to provide an update on their process and proposed structure and to detail certain further proposed terms of the proposed transaction. The representatives of I Squared Capital reaffirmed I Squared Capital’s commitment to the previously-proposed price of US$3.03 per Common Share, but indicated that to maintain such price, the transaction would need to be structured to address additional components of the Company’s capital structure. I Squared Capital’s proposal contemplated that in the transaction MTN Noteholders and Preferred Shareholders would receive a premium to their market price, and that the approval of MTN Noteholders, Preferred Shareholders and Company Debentureholders would be conditions precedent to the closing of the proposed transaction. The representatives indicated that, as part of its proposed reorganization of the Company’s cross-border structure, each of the Company’s U.S. and Canadian businesses would be acquired by different entities affiliated with I Squared Capital. The representatives indicated that I Squared Capital remained committed to the proposed transaction, and requested that the period of exclusivity with I Squared Capital be extended for an additional 30 days to complete negotiations.
On November 13, 2020, representatives of the Company and I Squared Capital and their respective legal and financial advisors had a call to further discuss the updated structure discussed on the November 11, 2020 call between Mr. Moore and representatives of I Squared Capital. During the November 13, 2020 call, representatives of I Squared Capital and their advisors proposed a plan to obtain the support of a fund manager (the “Substantial Holder”) which, to the knowledge of I Squared Capital based on review of public information, held a substantial amount of the outstanding MTNs. The plan called for the Substantial

Holder to commit to vote in favor of the proposed transaction or otherwise consent to amendments to the Company Debenture Indenture and MTN Indenture prior to the Company and I Squared Capital executing the arrangement agreement.
The Special Committee held a meeting on November 18, 2020, during which Mr. Moore provided the Special Committee with an update on the status of negotiations with I Squared Capital, including a detailed overview of I Squared Capital’s revised structure and its proposal with respect to the conditions precedent to closing of the proposed transaction. During the meeting, the Special Committee, after considering, among other things, the potential benefits of the proposed transaction to all securityholders and the potential execution risk associated with the additional conditionality, determined to grant a 30-day extension of I Squared Capital’s period of exclusivity to continue to explore the proposed transaction.
On November 25, 2020, I Squared Capital’s legal counsel circulated revised drafts of the arrangement agreement. In the following days, representatives of Cleary Gottlieb and Goodmans circulated to the Special Committee a list detailing the key issues presented by the November 25, 2020 draft of the arrangement agreement, including I Squared Capital’s proposals that (i) the Company would be required to pay a termination fee (the “Termination Fee”) of $37 million under certain circumstances, including if the Company terminated the agreement in order to accept a Superior Proposal (as defined below), which I Squared Capital presented as being commensurate with the proposed enterprise value of the Company, (ii) the Equity Investor’s liability in connection with breaches of the arrangement agreement would be capped at $37 million, and (iii) closing of the proposed transaction would be conditioned upon the receipt of certain unidentified third-party consents and dissent rights in respect of not more than 5% of each of the Common Shares and Preferred Shares being exercised.
On December 2, 2020, the Company’s legal counsel circulated revised drafts of the arrangement agreement.
On December 3, 2020, representatives of I Squared Capital sent an email to Mr. Moore in which the representatives of I Squared Capital indicated that they understood the importance of maintaining the offer of US$3.03 per Common Share and recognized the Company’s concerns regarding execution risk. They indicated, however, that given the need to implement a significant reorganization of the Company’s and its subsidiaries’ capital and cross-border structure, their proposed transaction terms, including the approval of the Common Shareholders, Preferred Shareholders, MTN Noteholders and Company Debentureholders as conditions precedent, was the only structure they had identified that would allow I Squared Capital to maintain its offer of US$3.03 per Common Share and provide a premium to each other class of security in the Company’s capital structure.
On December 4, 2020, Mr. Moore participated on a call with representatives of I Squared Capital in which Mr. Moore responded to the proposal reflected in I Squared Capital’s most recent draft agreement, including by indicating that any Termination Fee payable by the Company pursuant to the arrangement agreement would need to be significantly lower than $37 million and that the Company would be proposing a reverse termination fee (the “Reverse Termination Fee”) payable by the Purchasers under certain circumstances in the Company’s next draft of the arrangement agreement. Mr. Moore also indicated that time was of the essence to complete negotiations regarding the transaction and a call between the Company’s and I Squared Capital’s respective legal counsel should be scheduled in the next few days to discuss the remaining open issues in the arrangement agreement.
Later that same day, the Special Committee held a meeting, during which the Company’s senior management and legal counsel provided the Special Committee with an update regarding the status of negotiations with I Squared Capital. During this time, the Special Committee and the Board determined that it would be advisable to retain another financial advisor to undertake a fairness review and opine on whether the consideration to be received by the Common Shareholders, Company Debentureholders and Preferred Shareholders pursuant to the proposed transaction was fair from a financial point of view to such holders. The Special Committee and the Board identified Blair Franklin as a potential financial advisor and delegated to its counsel and members of the Company’s senior management the authority to negotiate the terms and conditions of an engagement letter with Blair Franklin, subject to final approval from the Special Committee.

On December 5, 2020, representatives of Cleary Gottlieb circulated to representatives of Stikeman and Sidley Austin an initial draft of the Company Disclosure Letter to be delivered in connection with the Company’s execution of the arrangement agreement.
On December 7, 2020, the Company, I Squared Capital and their respective legal counsel participated on a call to discuss the material open issues in the arrangement agreement.
On December 8, 2020, representatives of Blair Franklin circulated an initial draft of an engagement letter.
On December 9, 2020, representatives of the Company and its legal counsel participated on a call with representatives of Stikeman and Sidley Austin to discuss the Company Disclosure Letter. During the course of that call, representatives of Stikeman and Sidley Austin proposed that every material contract to which the Company was a party that would require consent from the contractual counterparty in connection with the consummation of the proposed transaction would be a “Required Consent” under the arrangement agreement would thus be a condition precedent to the closing of the proposed transaction. Representatives of the Company stated that they would need to limit the number of “Required Consents” which would be conditions precedents to a subset of such contracts. Following the call, representatives of Stikeman and Sidley Austin circulated a revised draft of the arrangement agreement.
On December 10, 2020, representatives of I Squared Capital indicated to Mr. Moore that I Squared Capital would hold an investment committee meeting to obtain final internal approvals with respect to the proposed transaction on December 16, 2020, after which I Squared Capital would be prepared to engage in discussions with the Substantial Holder regarding its willingness to support the transaction. During this time, the Company, I Squared Capital and their respective legal counsel drafted forms of the confidentiality agreement and voting agreement that the Substantial Holder would be requested to execute. Representatives of Goodmans and Cleary Gottlieb also held a number of calls with I Squared Capital’s legal advisors to discuss and negotiate certain terms of the arrangement agreement and ancillary documentation.
Subsequently, representatives of Cleary Gottlieb and Goodmans sent to Blair Franklin a revised draft of its proposed engagement letter and executed an engagement letter dated December 14, 2020.
On December 19, 2020, the Special Committee held a meeting with members of management and representatives of Blair Franklin in which the representatives of Blair Franklin reviewed with the Special Committee a preliminary financial analysis regarding the consideration to be received by Common Shareholders, Preferred Shareholders and Company Debentureholders.
Throughout the rest of December 2020 and early January 2021, senior management of the Company, representatives of I Squared Capital and their respective legal counsel discussed the material open issues in the arrangement agreement, including (i) the quantum of the Termination Fee and Reverse Termination Fee, (ii) the scope of the “Required Consents” closing condition, (iii) certain employee benefits issues and issues with respect to the Company’s ability to continue to grant compensation under its incentive and bonus plans in the ordinary course until closing of the proposed transaction, and (iv) the proposed closing condition relating to the exercise of dissent rights. Senior management of the Company and the Special Committee’s legal counsel regularly apprised the Special Committee and Board on the status of discussions with I Squared Capital and its advisors. During this time, the Special Committee’s and I Squared Capital’s legal counsel continued to circulate revised drafts of the arrangement agreement and negotiated ancillary documentation in connection with the proposed transaction.
On December 16, 2020, representatives of I Squared Capital reported to the Company that I Squared Capital had received investment committee approval and, with the Company’s approval, would be willing to engage in discussions with the Substantial Holder. The parties thereafter contacted the Substantial Holder and, following execution of a confidentiality agreement on January 4, 2021, engaged in discussions with the Substantial Holder regarding its willingness to support a transaction where the MTNs would be repurchased at their principal amount plus accrued interest. As part of such discussions, the parties were advised by the Substantial Holder that it held approximately 66% of the outstanding principal amount of MTNs and approximately 19% of the outstanding principal amount of the Company Debentures. Following a series of discussions and negotiation calls among the parties, the Substantial Holder indicated on January 11, 2021 that it would be prepared to support a transaction in which (i) the MTNs would be redeemed for consideration equal to 106.071% of the principal amount of the MTNs held as of the closing of the proposed transaction, plus accrued and unpaid interest on the MTNs up to, but excluding, the closing date of the proposed transaction, as well as an additional consent fee equal to 0.25% of the principal amount of MTNs held by MTN Noteholders who deliver a written consent to the MTN Indenture, conditional on closing of the proposed transaction and (ii) the Company Debentures would be mandatorily converted by the Company into Common Shares in accordance with their terms and the holders of Company Debentures would receive a payment in cash of all accrued and unpaid interest on the Company Debentures up to, but excluding, the closing date of the proposed transaction. The Substantial Holder was provided with the Voting Support Agreement, which it executed on January 14, 2021.
During the course of negotiations with the Substantial Holder, representatives of I Squared Capital contacted Mr. Moore several times to discuss whether the purchase price for the Common Shares and Preferred Shares could be reduced from the US$3.03 per Common Share and C$22.00 per Preferred Share purchase price that had previously been proposed by I Squared Capital. Mr. Moore regularly updated the Board and the Special Committee regarding these discussions, and in each case communicated to I Squared Capital that it would need to maintain the consideration of US$3.03 per Common Share and C$22.00 per Preferred Share in order for the Board to be willing to agree to the proposed transaction. The representatives of I Squared Capital eventually confirmed I Squared Capital’s commitment to the respective purchase prices of US$3.03 per Common Share and C$22.00 per Preferred Share.
During the week of January 11, 2021, the Company, I Squared Capital and their respective legal and financial advisors, resolved the remaining open issues on, and agreed to final forms of, the arrangement agreement and the other documents related to the proposed transaction. Following receipt of the fully executed Voting Support Agreement, meetings of the Special Committee, the Board, the board of directors of APPEL (the “APPEL Board”) and the board of directors of the general partner of APLP were held on the evening of January 14, 2021. During the meeting of the Special Committee, Goldman Sachs reviewed with the Special Committee its analysis of the financial terms of the Arrangement, during which the Special Committee had the opportunity to ask questions and discuss Goldman Sachs’ analysis. After Goldman Sachs’ presentation, Goldman Sachs rendered to the Special Committee an oral opinion, which was subsequently confirmed by delivery of a written opinion dated January 14, 2021 (attached as Annex F to this management information circular and proxy statement), that, as of such date, and based upon and subject to the factors and assumptions set forth therein, the US$3.03 in cash per Common Share to be paid to the holders (other than I Squared Capital and its affiliates) of Common Shares pursuant to the Arrangement Agreement was fair from a financial point of view to such holders. Following the presentation by Goldman Sachs, representatives of Blair Franklin reviewed with the Special Committee, the Board and the APPEL Board its analysis of the financial terms of the Arrangement, during which the Special Committee, the Board and the APPEL Board had the opportunity to ask questions and discuss Blair Franklin’s analysis. After Blair Franklin’s presentation, Blair Franklin rendered its oral opinion, subsequently confirmed by delivery of a written opinion dated January 14, 2021 (attached as Annex G to this management information circular and proxy statement), that, subject to the various assumptions, qualifications and limitations set forth therein, with respect to the consideration to be paid pursuant to the Arrangement and the Company Debenture Transaction (as applicable): (i) the Common Share Consideration is fair, from a financial point of view, to the Common Shareholders; (ii) the Preferred Share Consideration is fair, from a financial point of view, to the Preferred Shareholders; and (iii) the Company Debenture Consideration is fair, from a financial point of view, to the Company Debentureholders.
After due and careful consideration and for the reasons set forth in the section entitled “Recommendation of the Special Committee of the Board of Atlantic Power and the Special Committee’s Reasons for Making its Recommendation,” the Special Committee unanimously determined to recommend (i) to the Board, the APPEL Board and the board of directors of the general partner of APLP that they approve the Arrangement Agreement, in substantially the form considered by the Special Committee at that meeting, and the transactions contemplated thereby, (ii) that the Board recommend to the Common Shareholders that they vote in favor of the Arrangement Resolutions approving the Arrangement at the Common Shareholders Meeting, (iii) that the Board recommend to the Company Debentureholders that they vote in favor of or otherwise consent to the Company Debenture Transaction, (iii) that the APPEL Board recommend to the Preferred Shareholders that they vote in favor of the Preferred Shareholder Resolution approving the Continuance and Arrangement at the Preferred Shareholders Meeting and (iv) that the board of directors of the general partner of APLP recommend to the MTN Noteholders that they vote in favor of, or otherwise consent to, the MTN Transaction. Thereafter, after due and careful consideration and for the reasons set forth in the section entitled “Recommendation of the Board of APPEL and its Reasons for the Transaction”, the APPEL Board unanimously determined that (i) the transactions contemplated by the Arrangement Agreement (including the Continuance) are in the best interests of APPEL (taking into account the interests of all affected stakeholders) and (ii) the Preferred Share Consideration to be received by the Preferred Shareholders pursuant to the Arrangement is fair to such Preferred Shareholders, and accordingly recommended that the Preferred Shareholders vote in favor of the Preferred Shareholder Resolution approving the Arrangement and the Continuance. Thereafter, after due and careful consideration and for the reasons set forth in the section entitled “Recommendation of the Board of Atlantic Power and its Reasons for the Transaction”, the Board unanimously determined that (i) the Arrangement Agreement, substantially in the form provided to the Board, together with all exhibits and schedules thereto, including the Plan of Arrangement which implements the Arrangement, were authorized and approved with such changes as may be agreed by the Chairman of the Special Committee and the Chairman of the Board, in each case with the advice of outside counsel, (ii) the transactions contemplated by the Arrangement Agreement are in the best interest of the Company (taking into account the interests of all affected stakeholders), (iii) the Common Share Consideration to be received by Common Shareholders pursuant to the Arrangement is fair to the Common Shareholders, (iv) the consideration to be received by the Company Debentureholders pursuant to the Company Debenture Transaction is fair to the Company Debentureholders, and accordingly recommended that the Common Shareholders vote in favor of the Arrangement Resolution approving the Arrangement and the Company Debentureholders vote in favor of the resolution approving the Company Debenture Transaction or otherwise consent to the Company Debenture Transaction. Thereafter, after due and careful consideration, the board of directors of the general partner of APLP determined that the transactions contemplated by the Arrangement Agreement are in the best interest of APLP (taking into account the interests of all affected stakeholders) and recommended that the MTN Noteholders vote in favor of a resolution approving the MTN Transaction or otherwise consent to the MTN Transaction.
On January 14, 2021, the Company, APPEL, APLP, Tidal Power Holdings Limited and Tidal Power Aggregator, L.P. signed the Arrangement Agreement, and, later that evening, the Company and I Squared Capital issued a press release announcing the transaction.
Recommendation of the Special Committee to the Board of Atlantic Power and Its Reasons for the Recommendation
Recommendation of the Special Committee
At a meeting of the Special Committee held on January 14, 2021, the Special Committee, after consultation with its outside legal and financial advisors and on the basis of the fairness opinions unanimously determined to recommend (i) to the Board, the APPEL Board and the board of directors of the general partnership of APLP that they approve the Arrangement Agreement, substantially in the form presented to and considered by the Special Committee at this meeting, together with all exhibits and schedules thereto, and the transactions contemplated thereby, (ii) that the Board recommend to the Common Shareholders that they vote in favor of the Arrangement Resolution approving the Arrangement at the Common Shareholders Special Meeting, (iii) that the Board recommend to the Company Debentureholders that they vote in favor of the Debentureholder Resolution approving the Company Debenture Transaction at the Debentureholder Meeting or otherwise consent to the Company Debenture Transaction, and (iv) that the APPEL Board recommend to the Preferred Shareholders that they vote in favor of the Preferred Shareholder Resolutions approving the Continuance and Arrangement at the Preferred Shareholders Special Meeting.
Reasons for Recommendation
In evaluating the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement, including the Arrangement and the Preferred Shareholders Resolution, the Special Committee consulted with Atlantic Power’s senior management and outside legal and financial advisors and considered a variety of factors with respect to the transactions contemplated by the Arrangement Agreement, including the factors described below (not necessarily in order of importance):
•
Understanding of the Power Generation Market.   The Special Committee’s knowledge and understanding of Atlantic Power and the industry and markets in which Atlantic Power operates, and the Special Committee’s review of Atlantic Power’s business, strategy, current and projected financial condition, and current and prospective levels of EBITDA and cash flow generation.

•
Risks of Remaining a Public Company.   The risks associated with Atlantic Power’s execution of its strategy as an independent, publicly-traded company.

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Consideration and Terms of the Arrangement Agreement.   The nature and amount of consideration offered under the proposed transaction, as well as the terms and conditions of the Arrangement Agreement.

In the course of reaching its determination, the Special Committee considered various substantive factors of the proposed transaction, each of which the Special Committee believed supported its decision, including (not necessarily in order of importance):
•
Significant Premiums.   The Special Committee’s belief that:

•
the US$3.03 per Common Share consideration exceeded the price that the Common Shares have traded in the prior 52-week and five-year periods and represented a 19% premium to the 52-week high and a 48% premium to the 30-day volume weighted average price immediately preceding the announcement of the transaction on January 14, 2021;

•
the C$22.00 per Preferred Share consideration (i) exceeded the price that each series of Preferred Shares had traded in the previous 52-week and eight-year periods, ii) represented a 40% premium to the average repurchase price of the Preferred Shares repurchased by APPEL between 2017 and 2020 under APPEL’s normal course issuer bids and (iii) represented a premium of 19.5% to the average 52-week high for each series of Preferred Shares immediately preceding the announcement of the transaction on January 14, 2021;

•
the conversion of the Company Debentures into Common Shares would be effected in accordance with the terms of the Company Debenture Indenture as amended in accordance with the Company Debenture Transaction; and

•
the consideration equal to 106.071% of the principal amount of the MTNs outstanding as of the closing of the Arrangement, plus the payment of accrued and unpaid interest on the MTNs up to, but excluding, the closing date of the Arrangement, as well as an additional consent fee, conditional upon the closing of the Arrangement, equal to 0.25% of the principal amount of MTNs held by holders of MTN Noteholders who deliver a written consent to the amendments to the MTN Indenture required to give effect the MTN Transaction, represented a significant premium to the par value of the MTNs.

•
Compelling Value Relative to Alternatives.   The Special Committee’s belief that it was unlikely that the trading price of the Common Shares or Preferred Shares would, in the near to medium term, yield greater value to Common Shareholders or Preferred Shareholders, as applicable, compared to the immediate and certain consideration to be received by Common Shareholders and Preferred Shareholders, as applicable, if the Arrangement is completed.

•
Prospects of Future Trading Price.   The Special Committee’s belief that in order for the trading price of the Common Shares to exceed the US$3.03 per Common Share consideration to be received by the Common Shareholders in the near to medium term, power prices would need to significantly recover from current levels, which belief was formed following a review of a discounted cash flow analysis provided by the Company’s senior management using current energy prices, which implied a lower per Common Share price than the US$3.03 per Common Share consideration to be received by the Common Shareholders.

•
Highest Possible Price and Best Possible Terms.   The Special Committee’s belief that the consideration negotiated with I Squared Capital represented the highest price I Squared Capital was willing to pay, and that the terms of the Arrangement Agreement were the most favorable that I Squared Capital would be willing to agree to, which belief was based on, among other things, the extensive negotiations with I Squared Capital and its legal counsel, the increase in price obtained from I Squared Capital for the Common Shares, Preferred Shares and MTNs, and the final terms of the Arrangement Agreement, all as detailed above under the section entitled “Background to the Arrangement”.
•
Higher Price than Previous Proposals.   The US$3.03 per Common Share to be received by Common Shareholders is greater than any of the final non-binding indicative proposals received in at least the past five years from potential acquirers of Atlantic Power, as described above under the section entitled “Background to the Arrangement”.

•
Low Likelihood of Another Proposal.   The Special Committee’s belief that there was not a significant likelihood that another potential buyer would be interested in acquiring 100% of Atlantic Power at a price in excess of US$3.03 per Common Share, based on the Special Committee’s knowledge and experience, including the fact that no potential acquirer had made any non-binding proposals in excess of such amount in recent years; and senior management’s on-going and active dialogue with industry participants and investors.

•
Immediate Liquidity.   The consideration to be received by Common Shareholders and Preferred Shareholders pursuant to the transactions contemplated by the Arrangement Agreement is payable entirely in cash and provides Common Shareholders and Preferred Shareholders with immediate liquidity and certain value for their investment, and removes the risks and volatility associated with owning securities of Atlantic Power as an independent, publicly-traded company.

•
Risks of Remaining a Public Company.   The near-term, medium-term and long-term risks associated with execution of Atlantic Power’s strategic plan as an independent, publicly-traded company, including:

•
significantly depressed power prices, both with respect to capacity and energy, due to decreased rates of demand growth and continuing growth of supply, particularly from renewable energy sources, which have resulted in a highly challenging environment with respect to re-contracting power purchase agreements (“PPAs”) with respect to all of Atlantic Power’s power generating projects, including its hydro projects, which the Board believes is unlikely to improve in the near term;

•
Atlantic Power’s status as a micro-cap power generating company and Atlantic Power’s declining EBITDA profile, with PPAs for nine of Atlantic Power’s power generating projects representing 57% of Atlantic Power’s net megawatts of generating capacity and 59% of Atlantic Power’s 2020 Project Adjusted EBITDA expiring through 2025;

•
industry conditions and competition increasing the likelihood that Atlantic Power will not be able to secure new PPAs on acceptable terms or timing, if at all, or only on terms with significantly reduced pricing;

•
that if Atlantic Power fails to negotiate a new PPA for a project, the relevant project may be required sell into the electricity wholesale market, in which case the prices for electricity will depend on market conditions at the time, which may not be favorable;

•
that Atlantic Power may not have sufficient cash to finance acquisitions or other growth opportunities given increased competition in the North American power generating industry for external investment opportunities and that a significant portion of Atlantic Power’s cash flow is used to service its debt obligations;

•
increased competition and consolidation in the power generating industry and the fact that Atlantic Power faces significant competition from companies with greater size and resources; and

•
despite improvements in business fundamentals at Atlantic Power since 2014, including the reduction of its debt obligations by nearly $1.2 billion, restructuring of its debt maturities resulting in a reduction of cash interest payments of more than 70%, the sales and acquisitions of power generating assets at attractive process and the reduction of corporate overhead expenses by nearly 50%, the market prices of Atlantic Power’s publicly-traded securities have remained depressed since 2014.

•
Risks to the Preferred Shareholders of not Being Acquired in the Arrangement.   The Special Committee’s belief that, as compared to a transaction in which only the Common Shares were acquired by a third party, which would result in the Preferred Shares remaining outstanding and being subject to risks currently faced by the Company and those associated with how the acquirer of the Common Shares may operate the business post-acquisition, including the potential for the acquirer to take a more aggressive approach to liability management than Atlantic Power’s approach since 2014, the proposed transaction was a better outcome for the Preferred Shareholders.

•
Likelihood of Consummation of the Arrangement.   The Special Committee’s belief that the Arrangement Agreement offered reasonable assurances as to the likelihood of the consummation of the transactions contemplated thereby, based on:

•
the fact that I Squared Capital has experience in and a successful history of consummating transactions in the U.S. and other jurisdictions;

•
the fact that the Arrangement Agreement is not subject to a financing condition;

•
the fact that Purchasers have committed equity financing for the Arrangement, and that Atlantic Power is entitled to receive the Reverse Termination Fee if the Arrangement Agreement is terminated under certain circumstances (see the section entitled “The Arrangement Agreement — Reverse Termination Fee”); and

•
the likelihood of receiving the Required Consents and Required Regulatory Approvals within the timeframe set out in the Arrangement Agreement, including by the Outside Date, as it may be extended.

•
Financial Opinions.   The respective opinions of Goldman Sachs and Blair Franklin to the effect that, as of the date of their respective opinions and based upon and subject to the factors and assumptions set forth therein, (i) the US$3.03 in cash per Common Share to be paid to the holders (other than I Squared Capital and its affiliates) of Common Shares pursuant to the Arrangement Agreement was fair from a financial point of view to such holders, in the case of the opinion delivered by Goldman Sachs, and (ii) that, with respect to the consideration to be paid pursuant to the Arrangement and the Company Debenture Transaction (as applicable), (a) the Common Share Consideration is fair, from a financial point of view, to the Common Shareholders; (b) the Preferred Share Consideration is fair, from a financial point of view, to the Preferred Shareholders; and (c) the Company Debenture Consideration is fair, from a financial point of view, to the Company Debentureholders, in the case of the opinion delivered by Blair Franklin. Such respective opinions are more fully described in the section entitled “The Arrangement — Opinions of Financial Advisors”.

•
Support of Substantial Holder.   A fund manager representing approximately 19% of the outstanding principal amount of Company Debentures and 66% of the outstanding principal amount of MTNs has agreed to vote in favor of or otherwise consent to the amendments to the trust indentures governing those securities.

In addition, the Special Committee also considered various procedural factors and terms of the Arrangement Agreement, each of which supported its decision, including (not necessarily in order of importance):
•
Independent Special Committee.   The Special Committee is comprised entirely of directors who are independent of the Company (within the meaning of applicable securities laws).

•
Arm’s Length Negotiations.   The Arrangement Agreement is the result of arm’s-length negotiations between the Company and I Squared Capital which lasted for several months.

•
The Special Committee’s Oversight of Negotiations.   The Special Committee met frequently to consider I Squared Capital’s proposals, and that negotiation of the Arrangement Agreement and other transaction agreements was conducted under the oversight of the Special Committee.

•
Restrictions on I Squared Capital.   I Squared Capital was prohibited under the terms of its confidentiality agreement with Atlantic Power from engaging in discussions or entering into agreements or arrangements of any kind with Atlantic Power employees (including executive officers) who were involved in discussions related to the Arrangement;

•
Ability to Respond and Enter Into Superior Proposals.   The Arrangement Agreement allows the Board to engage in discussions with respect to an unsolicited, bona fide Acquisition Proposal if the Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal.

•
Ability to Change Recommendation.   The Arrangement Agreement allows the Board, the APPEL Board and the board of directors of the general partner of APLP to change its recommendation supporting the transactions contemplated by the Arrangement Agreement following such board’s good faith determination, after consultation with its outside counsel and financial advisors, that an alternative acquisition proposal constitutes a Superior Proposal, subject to certain notice requirements and “matching” rights in favor of Purchasers and Purchasers’ right to receive the Termination Fee of US$12.5 million (see the section entitled “The Arrangement Agreement — Change in Recommendation/Termination in Connection with a Superior Proposal”).

•
Termination Fee.   The Termination Fee of US$12.5 million payable by the Company under certain circumstances, including if the Arrangement is not completed as a result of the Company accepting an unsolicited Superior Proposal, is reasonable under the circumstances and should not preclude an interested buyer from pursuing an alternative transaction with Atlantic Power.

•
Determination by the Court.   The completion of the Arrangement will be subject to a judicial determination by the Court that the Arrangement is fair and reasonable.

•
Securityholder Approvals.   The (i) Arrangement must be approved by no less than two-thirds of (A) the votes cast by Common Shareholders present in person or represented by proxy at the Common Shareholder Meeting, (B) the votes cast by Preferred Shareholders present or represented by proxy at the Preferred Shareholder Meeting, (ii) Company Debenture Transaction must be approved by no less than two-thirds of the principal amount of Company Debentures voted at the Debentureholder Meeting or otherwise consented to by holders of Company Debentures holding no less than two-thirds of the principal amount of Company Debentures outstanding and (iii) the MTN Transaction must be approved by no less than two-thirds of the principal amount of MTNs voted at a meeting of the MTN Noteholders or otherwise consented to by holders of MTNs holding no less than two-thirds of the principal amount of MTNs outstanding.

•
Board Composition.   The Board is composed of five directors, four of whom are independent of the Company (within the meaning of applicable securities laws).

•
Dissent Rights.   The availability of Dissent Rights to the registered Common Shareholders and Preferred Shareholders.

The Special Committee also considered a variety of risks and other potentially negative factors concerning the Arrangement Agreement and the transactions contemplated thereby, including (not necessarily in order of importance):
•
that the Special Committee had decided not to engage in a formal sales process, but rather had agreed to enter the Arrangement Agreement following a period of 90 days of exclusive negotiations with I Squared Capital. This decision of the Special Committee, however, was informed by the fact no potential acquirer had made any non-binding proposals in excess of the amount offered to Common Shareholders in recent years and the Special Committee’s view that the failure to grant such exclusivity would create a meaningful risk that Common Shareholders would lose the opportunity offered by the Purchasers, without the assurance of obtaining a comparable opportunity;

•
that Common Shareholders will not benefit from any appreciation of in the value of Atlantic Power to the extent those benefits exceed the benefits reflected in the consideration to be received by the Common Shareholders pursuant to the Arrangement;

•
that Preferred Shareholders will no longer be entitled to regular quarterly dividends on the Preferred Shares, that Company Debentureholders will no longer be entitled to regular quarterly interest payments on the Company Debentures and MTN Noteholders will no longer be entitled to regular semi-annual interest payments on the MTNs;

•
the substantial time, effort and costs are associated with entering into the Arrangement Agreement and completing the proposed transaction, which, among other things, has the potential risk of diverting management attention and resources from the operation of Atlantic Power’s business, including other strategic opportunities and operational matters, while working toward the completion of the Arrangement;

•
the potential negative effect on Atlantic Power’s business, including its relationships with employees, suppliers and customers, of the pendency of the Arrangement;

•
the restrictions on the conduct of Atlantic Power’s business prior to completion of the Arrangement;

•
the possibility that the Required Regulatory Approvals may not be obtained in a timely manner, which could result in the Outside Date being extended, and the risk that the Required Regulatory Approvals may never be obtained;

•
the possibility that the Required Consents may not be obtained in a timely manner, and the risk that the Required Consents may never be obtained;

•
the possibility that the Requisite Securityholder Approval may not be obtained;

•
that Purchasers are newly-formed entities with no assets other than their respective rights under the Equity Commitment Letter (as defined below);

•
the risk that the Arrangement may not be completed despite the parties’ efforts or that completion of the Arrangement may be unduly delayed, including the possibility that conditions to the parties’ obligations to complete the Arrangement may not be satisfied, and the potential resulting disruptions to Atlantic Power’s business;

•
the conditions to the Purchasers’ obligation to complete the Arrangement and the rights of the Purchasers to terminate the Arrangement Agreement in certain circumstances;

•
the limitations contained in the Arrangement Agreement on Atlantic Power’s ability to solicit competing acquisition proposals from third parties, as well as the fact that if the Arrangement Agreement is terminated in certain circumstances, Atlantic Power must pay, or cause to be paid, the Termination Fee (see the section entitled “The Arrangement Agreement — Termination Fee”);

•
because the consideration to be paid for the Common Shares will be paid in U.S. dollars and that the exchange rate between U.S. dollars and Canadian dollars will fluctuate prior to the closing of the Arrangement, Canadian Common Shareholders and Company Debentureholders cannot be certain of the value in Canadian dollars of the consideration they will receive for their Common Shares (including Common Shares issued on a conversion of Company Debentures in connection with the Company Debenture Transaction);

•
that the consideration to be received by Common Shareholders in the Arrangement is expected to be taxable for U.S. federal income tax purposes and Canadian federal income tax purposes (see the sections entitled “The Arrangement — Material U.S. Federal Income Tax Consequences” and “The Arrangement — Material Canadian Federal Income Tax Consequences”); and

•
that Atlantic Power’s directors and officers have interests in the Arrangement that are different from, or in addition to, those of other Common Shareholders (see the section entitled “The Arrangement — Interests of the Company’s Directors and Executive Officers in the Arrangement”).

The Special Committee concluded that the potential negative factors associated with the acquisition of Atlantic Power by the Purchasers were outweighed by the potential benefits that the Special Committee expects Atlantic Power and the Common Shareholders and Preferred Shareholders and MTN Noteholders to achieve as a result of such acquisition. Accordingly, the Special Committee recommended (i) to the Board, the APPEL Board and the board of directors of the general partnership that they approve Arrangement Agreement, substantially in the form considered by the Special Committee, together with all exhibits and schedules thereto, and the transactions contemplated thereby, (ii) that the Board recommend to the Common Shareholders that they vote in favor of the Arrangement Resolution approving the Arrangement at the Common Shareholder Special Meeting, (iii) that the Board recommend to the Company Debentureholders that they vote in favor of the resolutions of Company Debentureholders approving the Company Debenture

Transaction at the Debentureholder Meeting or otherwise consent to the Company Debenture Transaction, and (iv) that the APPEL Board recommend to the Preferred Shareholders that they vote in favor of the Preferred Shareholders Resolution approving the Continuance and Arrangement at the Preferred Shareholders Special Meeting.
In considering the recommendation of the Special Committee, Common Shareholders and Preferred Shareholders should be aware that directors and officers of Atlantic Power have interests in the Arrangement that are different from, or in addition to, those of other Common Shareholders and Preferred Shareholders (see the section entitled “The Arrangement — Interests of the Company’s Directors and Executive Officers in the Arrangement”).
The foregoing discussions of factors considered by the Special Committee is not meant to be exhaustive, but includes the material factors considered by the Special Committee in approving the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement, including the Arrangement. The Special Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Rather, the members of the Special Committee made their respective determinations based on the totality of the information presented to them, including the input from Atlantic Power’s management and outside legal and financial advisors, and the judgments of individual members of the Special Committee may have been influenced to a greater or lesser degree by different factors. The Special Committee did not undertake to make any specific determinations as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Special Committee based its determination on the totality of information presented.
Recommendation of the Board of Atlantic Power and its Reasons for the Recommendation
Recommendation of the Board of Atlantic Power
Upon receipt of the recommendation of the Special Committee, at a meeting held on January 14, 2021 to act on the Special Committee’s recommendation, the Board unanimously determined that (i) the Arrangement Agreement, substantially in the form considered by the Board at this meeting, together with all exhibits and schedules thereto, including the plan of arrangement which implements the Arrangement, were authorized and approved with such changes as agreed by the Chairman of the Special Committee and the Chairman of the Board, in each case with the advice of outside counsel, (ii) the transactions contemplated by the Arrangement Agreement are in the best interest of Atlantic Power (taking into account the interests of all affected stakeholders), (iii) the Common Share Consideration to be received by Common Shareholders pursuant to the Arrangement is fair to the Common Shareholders, and (iv) the consideration to be received by the Company Debentureholders pursuant to the Company Debenture Transaction is fair to the Company Debentureholders, and accordingly recommended that (A) the Company Shareholders vote in favor of the resolution approving the Arrangement and (B) the Company Debentureholders vote in favor of the resolution approving the Company Debenture Transaction or otherwise consent to the Company Debenture Transaction (the “Atlantic Power Board Recommendation”).
Reasons for Recommendation
In reaching its determinations, the Board considered and adopted the analyses and conclusions of the Special Committee, including the factors described above and the recommendation of the Special Committee that the Board adopt resolutions approving the Arrangement Agreement, substantially in the form considered by the Special Committee and the Board, together with all exhibits and schedules thereto, and the transactions contemplated thereby and recommending to (i) the Common Shareholders that they vote in favor of the Arrangement Resolution approving the Arrangement at the Common Shareholder Special Meeting and (ii) the Company Debentureholders vote in favor of the resolution approving the Company Debenture Transaction or otherwise consent to the Company Debenture Transaction.
In addition to the factors described above, the Board also considered a variety of factors weighing positively in favor of the Arrangement Agreement and the transactions contemplated thereby, including the following (not necessarily in order of importance):

•
the fact that an active and engaged Special Committee composed entirely of independent members of the Board approved the Arrangement Agreement and the transactions contemplated thereby; and

•
the belief of the Board, based on its knowledge of Atlantic Power’s long-term strategic goals and opportunities, industry trends, competitive environment and performance in light of Atlantic Power’s standalone plan, including the potential impact of those factors on the trading price of the Common Shares (which cannot be precisely quantified numerically), and discussions with Atlantic Power’s senior management and the Special Committee’s financial advisors, that the value offered to the Common Shareholders pursuant to the Arrangement is more favorable to the Common Shareholders than the potential value that might reasonably be expected to result from remaining an independent, publicly-traded company.

In considering the recommendation of the Board, Common Shareholders should be aware that directors and officers of Atlantic Power have interests in the Arrangement that are different from, or in addition to, those of other Common Shareholders (see the section entitled “The Arrangement — Interests of the Company’s Directors and Executive Officers in the Arrangement”).
The foregoing discussions of factors considered by the Board is not meant to be exhaustive, but includes the material factors considered by the Board in approving the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement, including the Arrangement. The Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Rather, the members of the Board made their respective determinations based on the totality of the information presented to them, including the input from Atlantic Power’s management and outside legal and financial advisors, and the judgments of individual members of the Board may have been influenced to a greater or lesser degree by different factors. The Board did not undertake to make any specific determinations as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its determination on the totality of information presented.
The Board unanimously recommends that Common Shareholders vote “FOR” the Arrangement Resolution.
Recommendation of the Board of APPEL and its Reasons for the Recommendation
Recommendation of the APPEL Board
Upon receipt of the recommendation of the Special Committee, at a meeting held on January 14, 2021 to act on the Special Committee’s recommendation, the APPEL Board unanimously determined that (i) the transactions contemplated by the Arrangement Agreement (including the Continuance) are in the best interests of APPEL (taking into account the interests of all affected stakeholders) and (ii) the Preferred Share Consideration to be received by the Preferred Shareholders pursuant to the Arrangement and the Continuance is fair to such Preferred Shareholders, and accordingly recommended that the Preferred Shareholders vote in favor of the Preferred Shareholder Resolutions approving the Arrangement and the Continuance at the Preferred Shareholders Meeting (the “APPEL Board Recommendation” and collectively with the Atlantic Power Board Recommendation, the “Board Recommendation”).
Reasons for Recommendation
In reaching its determinations, the APPEL Board considered and adopted the analyses and conclusions of the Special Committee (as such analyses and conclusions are applicable to APPEL), including the factors described above and the recommendation of the Special Committee that the APPEL Board adopt resolutions approving the Arrangement Agreement, substantially in the form considered by the Special Committee and the APPEL Board, together with all exhibits and schedules thereto, and the transactions contemplated thereby and recommending to the Preferred Shareholders that they vote in favor of the Preferred Shareholders Resolutions approving the Arrangement and the Continuance at the Preferred Shareholders Meeting.
In addition to the factors described above, the Board also considered a variety of factors weighing positively in favor of the Arrangement Agreement and the transactions contemplated thereby, including the following (not necessarily in order of importance):

•
the fact that an active and engaged Special Committee composed of independent members of the Board approved the Arrangement Agreement and the transactions contemplated thereby; and

•
the belief of the Board and the APPEL Board, based on its knowledge of Atlantic Power’s long-term strategic goals and opportunities, industry trends, competitive environment and performance in light of Atlantic Power’s standalone plan, including the potential impact of those factors on the trading price of the Preferred Shares (which cannot be precisely quantified numerically), and discussions with Atlantic Power’s senior management and the Special Committee’s financial advisors, that the value offered to the Preferred Shareholders pursuant to the Arrangement is more favorable to the Preferred Shareholders than the potential value that might reasonably be expected to result from remaining an independent, publicly-traded company.

In considering the recommendation of the APPEL Board, Preferred Shareholders should be aware that directors and officers of APPEL have interests in the Arrangement that are different from, or in addition to, those of other Preferred Shareholders (see the section entitled “The Arrangement — Interests of the Company’s Directors and Executive Officers in the Arrangement”).
The foregoing discussions of factors considered by the APPEL Board is not meant to be exhaustive, but includes the material factors considered by the APPEL Board in approving the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement, including the Arrangement and the Continuance. The APPEL Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Rather, the members of the APPEL Board made their respective determinations based on the totality of the information presented to them, including the input from Atlantic Power’s management and advisors, and the judgments of individual members of the APPEL Board may have been influenced to a greater or lesser degree by different factors. The APPEL Board did not undertake to make any specific determinations as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The APPEL Board based its determination on the totality of information presented.
The APPEL Board unanimously recommends that the Preferred Shareholders vote “FOR” the Preferred Shareholder Resolution.
Voting Agreements and Support Agreement
Effective January 14, 2021, the Purchasers entered into voting agreements (the “Voting Agreements”) with each of the directors and officers of Atlantic Power. The Voting Agreements set forth, among other things, the agreement of Atlantic Power’s officers and directors to (i) vote or caused to be voted (A) the Common Shares owned (beneficially or otherwise) by such officers and directors as of January 14, 2021 and as of the record date for the Common Shareholder Meeting in favor of the Arrangement Resolution, (B) the Preferred Shares owned (beneficially or otherwise) by such officers and directors as of January 14, 2021 and as of the record date for the Preferred Shareholder Meeting in favor of the Continuance and Preferred Shareholder Resolution and (C) the Company Debentures owned (beneficially or otherwise) by such officers and directors as of January 14, 2021 and as of the record date for the Debentureholder Meeting in favor of the Debentureholder Resolution and (ii) consent or cause to be consented (A) the Company Debentures owned (beneficially or otherwise) by such officers and directors to the Debentureholder Consent if the Debentureholder Consent Solicitation is commenced and (B) the MTNs owned (beneficially or otherwise) by such officers and directors if the MTN Noteholder Consent Solicitation is commenced.
Effective January 14, 2021, Atlantic Power, APLP and Tidal Power Holdings Limited entered into a support agreement (the “Support Agreement”, and together with the Voting Agreements, the “Voting and Support Agreements”) with the Substantial Holder. The Support Agreement sets forth, among other things, the agreement of the Substantial Holder to either (i) consent or cause to be consented (A) the Company Debentures owned (beneficially or otherwise) by the Substantial Holder to the Company Debenture Transaction if the Debentureholder Consent Solicitation is commenced and (B) the MTNs owned (beneficially or otherwise) by the Substantial Holder to the MTNs Transaction if the MTN Noteholder Consent Solicitation is commenced or (ii) to vote or cause to be voted (Y) the Company Debentures owned (beneficially or otherwise) by the Substantial Holder in favor of the Debentureholder Resolution at the

Debentureholder Meeting, if any, and (Z) the MTNs owned (beneficially or otherwise) by the Substantial Holder in favor of the MTNs Transaction at any meeting of the holders of MTNs in respect thereof.
As of (i) the record date for the Common Shareholder Meeting, [•] of the 89,222,568 Common Shares were subject to the Voting and Support Agreements, representing [•]% of the votes which may be cast by Common Shareholders at the Common Shareholder Meeting, (ii) the record date for the Preferred Shareholder Meeting, [•] of the 6,864,863 Preferred Shares were subject to the Voting and Support Agreements, representing [•]% of the votes which may be cast by Preferred Shares at the Preferred Shareholder Meeting, (iii) the record date for the Debentureholder Meeting, approximately 19% of the principal amount of the outstanding Company Debentures were subject were subject to the Voting and Support Agreements and (iv) the record date of the MTN Noteholder Consent Solicitation, approximately 66% of the principal amount of the outstanding MTNs were subject to the Voting and Support Agreements.
Opinions of Financial Advisors
Opinion of Goldman Sachs
Goldman Sachs rendered its oral opinion to the Special Committee on January 14, 2021, which was subsequently confirmed by delivery of a written opinion dated January 14, 2021, that, as of such date and based upon and subject to the factors and assumptions set forth therein, the US$3.03 in cash per Common Share, to be paid to the Common Shareholders (other than I Squared Capital and its affiliates) pursuant to the Arrangement Agreement was fair from a financial point of view to such Common Shareholders.
The full text of the written opinion of Goldman Sachs, dated January 14, 2021, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex F. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Special Committee in connection with its consideration of the transactions contemplated by the Arrangement Agreement. The Goldman Sachs opinion is not a recommendation as to how Common Shareholders should vote with respect to the Arrangement Resolution or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
•
the Arrangement Agreement;

•
annual reports to stockholders and Annual Reports on Form 10-K of Atlantic Power for the five years ended December 31, 2019;

•
certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Atlantic Power;

•
certain other communications from Atlantic Power to its stockholders;

•
certain publicly available research analyst reports for Atlantic Power; and

•
certain internal financial analyses and forecasts for Atlantic Power prepared by its management, which projections are summarized below in the section entitled “— Projected Financial Information”, including certain adjustments by Atlantic Power to include in the Adjusted EBITDA (as defined below) certain corporate general and administrative expenses and cash flow from growth capital investments as approved for Goldman Sachs’ use by Atlantic Power (the “Forecasts”).

Goldman Sachs also held discussions with members of the senior management of Atlantic Power regarding their assessment of the past and current business operations, financial condition and future prospects of Atlantic Power; reviewed the reported price and trading activity for the Common Shares; compared certain financial and stock market information for Atlantic Power with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the power industry; and performed such other studies and analyses, and considered such other factors, as Goldman Sachs deemed appropriate.
For purposes of rendering its opinion, Goldman Sachs, with Atlantic Power’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with Atlantic Power’s consent that the Forecasts had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Atlantic Power. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Atlantic Power or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Arrangement will be obtained without any adverse effect on the expected benefits of the Arrangement in any way meaningful to its analysis. Goldman Sachs also assumed that the Arrangement will be consummated on the terms set forth in the Arrangement Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of Atlantic Power to engage in the Arrangement, or the relative merits of the Arrangement as compared to any strategic alternatives that may be available to Atlantic Power; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs was not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, Atlantic Power or any other alternative transaction. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to Common Shareholders (other than I Squared Capital and its affiliates), as of the date thereof, of the US$3.03 in cash per Common Share to be paid to such Common Shareholders pursuant to the Arrangement Agreement. Goldman Sachs did not express any view on, and its opinion does not address, any other term or aspect of the Arrangement Agreement or the Arrangement or any term or aspect of any other agreement or instrument contemplated by the Arrangement Agreement or entered into or amended in connection with the Arrangement, including any allocation of the aggregate consideration payable pursuant to the Arrangement Agreement among Common Shareholders and Preferred Shareholders, Company Debentureholders and MTN Noteholders, the fairness of the Arrangement to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Atlantic Power, APPEL, APLP or APLP Holdings Limited Partnership (including the Preferred Shareholders, the Company Debentureholders and the MTN Noteholders); nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Atlantic Power, or class of such persons, in connection with the Arrangement, whether relative to the US$3.03 in cash per Common Share to be paid to the Common Shareholders (other than I Squared Capital and its affiliates) of Common Shares pursuant to the Arrangement Agreement or otherwise. Goldman Sachs did not express any opinion as to the prices at which the Common Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on Atlantic Power or I Squared Capital or the Arrangement, or as to the impact of the Arrangement on the solvency or viability of Atlantic Power or I Squared Capital or the ability of Atlantic Power or I Squared Capital to pay their respective obligations when they come due. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date thereof. Goldman Sachs’ advisory services and the opinion expressed therein were provided for the information and assistance of the Special Committee in connection with its consideration of the Arrangement and such opinion does not constitute a recommendation as to how any holder of Common Shares should vote with respect to the Arrangement Resolution or any other matter. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Special Committee in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before January 13, 2021, the last completed trading day prior to the date of the Arrangement Agreement, and is not necessarily indicative of current market conditions.

Implied Premia and Multiples.   Goldman Sachs analyzed the consideration to be paid to the Common Shareholders (other than I Squared Capital and its affiliates) pursuant to the Arrangement Agreement relative to (a) the closing price per Common Share as of January 13, 2021, the last completed trading day prior to the date of the Arrangement Agreement and (b) the highest closing price per Common Share for the 52-week period ended January 13, 2021. This analysis indicated that the price per Common Share to be paid to such Common Shareholders pursuant to the Arrangement Agreement represented a premium of 43.6% based on the closing price per Common Share of US$2.11 as of January 13, 2021, the last completed trading day prior to the date of the Arrangement Agreement and a premium of 20.2% based on the highest closing price per Common Share of US$2.52 for the 52-week period ended January 13, 2021. In addition, Goldman Sachs calculated an implied equity value of the Company by multiplying the US$3.03 per Common Share price to be paid to the Common Shareholders (other than I Squared Capital and its affiliates) pursuant to the Arrangement Agreement by the total number of fully diluted Common Shares as of January 13, 2021, as provided by Atlantic Power’s management and approved for Goldman Sachs’ use by the management of Atlantic Power. Goldman Sachs then calculated the implied enterprise value of the Company by adding to the implied equity value, the Company’s net debt (defined for this purpose as the Company’s debt less cash, including the value of non-controlling interest) as of September 30, 2020, as reflected in the Company’s publicly available filings. Using the foregoing, Goldman Sachs calculated the implied enterprise value for the Company as a multiple of the estimated earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) of the Company for calendar years 2021, 2022 and 2023 as reflected in the Forecasts. The results of these calculations are as follows:
Multiples
Implied Enterprise Value as a Multiple of:
2021E Adjusted EBITDA	5.7x
2022E Adjusted EBITDA	6.0x
2023E Adjusted EBITDA	7.3x
Illustrative Discounted Cash Flow Analysis.   Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on Atlantic Power to derive a range of illustrative present values per Common Share. Using discount rates ranging from 4.00% to 5.00%, reflecting estimates of Atlantic Power’s weighted average cost of capital, and a mid-year convention, Goldman Sachs derived a range of illustrative enterprise values for Atlantic Power, by discounting to present value as of January 13, 2021, (a) the estimates of the unlevered free cash flow to be generated by Atlantic Power for the period from January 13, 2021 to December 31, 2036, as reflected in the Forecasts, and (b) a range of illustrative terminal values for Atlantic Power, which were calculated by applying an illustrative value of US$2,000 to US$3,000 per kilowatt (“US$/kW”) to Atlantic Power hydroelectric generating assets and discounting incremental unlevered free cash flow from Atlantic Power natural gas generating assets post-2036 through 2043, as reflected in the Forecasts (analysis which implied terminal year EBITDA exit multiples ranging from 8.0x to 12.0x). Goldman Sachs derived such discount rates by application of the capital asset pricing model (which is referred to in this section as “CAPM”), which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The illustrative terminal value US$/kW multiple range for Atlantic Power hydroelectric generating assets was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, the Forecasts and the US$/kW multiples calculated by Goldman Sachs for certain other transactions in the power industry.
Goldman Sachs derived ranges of illustrative enterprise values for Atlantic Power by adding the ranges of present values it calculated for the unlevered free cash flow and illustrative terminal values, as described above. Goldman Sachs then subtracted Atlantic Power’s net debt of US$741 million, as provided by Atlantic Power management, from the range of illustrative enterprise values to derive a range of illustrative equity values for Atlantic Power. Goldman Sachs then divided the range of illustrative equity values by the implied total number of fully diluted Common Shares outstanding of 93.674 million as of January 13, 2021 as provided by the management of Atlantic Power and approved for Goldman Sachs’ use by the management of Atlantic Power, to derive a range of illustrative present values per Common Share of US$1.81 to US$3.13.

Illustrative Present Value of Future Common Share Price Analysis.   Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per Common Share. For this analysis, Goldman Sachs used the Forecasts for each of the years 2024 through 2026. Goldman Sachs first calculated the implied enterprise values for Atlantic Power for each of the fiscal years 2023 to 2025, by applying a range of illustrative one-year forward EV / EBITDA multiples of 4.5x to 6.5x to EBITDA estimates for Atlantic Power for each of fiscal years 2024 to 2026 based on the Forecasts. These illustrative EV / EBITDA multiple estimates were derived by Goldman Sachs using its professional judgment and experience, taking into account Atlantic Power’s current next twelve month EV / EBITDA multiple and the range of Atlantic Power’s next twelve month EV / EBITDA multiples in the five-year period ended January 13, 2021. Goldman Sachs then subtracted the amount of Atlantic Power’s forecasted net debt for each of the fiscal years 2023 to 2025, as of the relevant year-end, each as provided by Atlantic Power’s management and approved for Goldman Sachs’ use by the management of Atlantic Power, from the respective implied enterprise values in order to derive a range of illustrative equity values for Atlantic Power as of December 31 of each of the fiscal years of 2023 to 2025. Goldman Sachs divided the range of illustrative equity values it derived for Atlantic Power by the forecasted number of fully diluted outstanding Common Shares for each of the fiscal years 2023 to 2025, as of the relevant year-end, as provided by Atlantic Power’s management and approved for Goldman Sachs’ use by the management of Atlantic Power, to derive a range of implied future share prices. Goldman Sachs then discounted the December 31, 2023 to 2025 implied future share price values back to January 13, 2021, using an illustrative discount rate of 6.5%, reflecting an estimate of Atlantic Power’s cost of equity. Goldman Sachs derived the discount rate used in the foregoing analysis by application of the CAPM, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of illustrative implied present values per Common Share of US$1.62 to US$3.39.
General.   The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Atlantic Power, I Squared Capital or the Arrangement.
Goldman Sachs prepared these analyses for purposes of providing its opinion to the Special Committee as to the fairness from a financial point of view of the US$3.03 in cash per Common Share to be paid to the Common Shareholders (other than I Squared Capital and its affiliates) pursuant to the Arrangement Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Atlantic Power, I Squared Capital, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The US$3.03 in cash per Common Share was determined through arm’s-length negotiations between Atlantic Power and I Squared Capital and was approved by the Board. Goldman Sachs provided advice to the Special Committee during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to Atlantic Power or the Special Committee or that any specific amount of consideration constituted the only appropriate consideration for the Arrangement.
As described above, Goldman Sachs’ opinion to the Special Committee was one of many factors taken into consideration by the Special Committee in making its determination to recommend that the Board approve the Arrangement Agreement and the Board in making its determination to approve the Arrangement Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with its fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex F.

Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Atlantic Power, I Squared Capital, ISQ Fund II, any of their respective affiliates and third parties, and, as applicable, portfolio companies, or any currency or commodity that may be involved in the Arrangement. Goldman Sachs acted as financial advisor to Atlantic Power in connection with, and participated in certain of the negotiations leading to, the Arrangement. Goldman Sachs has provided certain financial advisory and/or underwriting services to Atlantic Power and/or its affiliates from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as lead arranger to Atlantic Power with respect to the re-pricing and amendment of an existing senior secured term loan (aggregate principal amount US$380,000,000) of APLP Holdings Limited Partnership, a subsidiary of Atlantic Power, in January 2020. During the two year period ended December 31, 2020, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to Atlantic Power and/or its affiliates of approximately US$500,000. Goldman Sachs also has provided certain financial advisory and/or underwriting services to I Squared Capital, ISQ Fund II and/or their affiliates and portfolio companies from time to time for which its Investment Banking Division may receive, compensation, including having acted as financial advisor to I Squared Capital in connection with the pending sale of its portfolio company, Grupo T-Solar Global, S.A., announced December 2020. During the two year period ended December 31, 2020, Goldman Sachs has not recognized any compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to I Squared Capital, ISQ Fund II and/or their respective affiliates and portfolio companies.
Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Atlantic Power, I Squared Capital, ISQ Fund II and their respective affiliates and, as applicable, portfolio companies for which its Investment Banking Division may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with I Squared Capital, ISQ Fund II and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of I Squared Capital and ISQ Fund II from time to time and may do so in the future.
The Special Committee selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Arrangement. Pursuant to a letter agreement dated October 2, 2020, the Special Committee engaged Goldman Sachs to act as its financial advisor in connection with the Arrangement. The engagement letter between Atlantic Power, the Special Committee and Goldman Sachs provides for fees for Goldman Sachs’ services in connection with the Arrangement that are estimated, based on the information available as of the date of the announcement, at approximately US$3.0 million, US$200,000 of which was payable upon execution of the engagement letter, US$450,000 of which was payable upon announcement of the transaction and the remainder of which is contingent upon consummation of the Arrangement. In addition, Atlantic Power has agreed to reimburse certain of Goldman Sachs’ expenses arising, and to indemnify Goldman Sachs against certain liabilities that may arise, out of its engagement.
Opinions of Atlantic Power’s Financial Advisor, Blair Franklin
The Special Committee has retained Blair Franklin to act as its non-exclusive financial adviser, to provide opinions to the Special Committee and the Board as to the fairness, from a financial point of view, of the Common Share Consideration to be paid to the Common Shareholders and the Company Debenture Consideration to be paid to the Company Debentureholders. Blair Franklin has also been retained to provide an opinion to the Board, the Special Committee and the APPEL Board as to the fairness, from a financial point of view, of the Preferred Share Consideration to be paid to Preferred Shareholders as a class pursuant to the Arrangement.
On January 14, 2021, Blair Franklin delivered certain of its written analyses and its oral opinions to the Special Committee, the Board and the APPEL Board, subsequently confirmed in writing as of the same date, and subject to the various assumptions, qualifications and limitations set forth therein, that as of January 14,

2021, with respect to the consideration to be paid pursuant to the Arrangement and the Company Debenture Transaction (as applicable): (i) the Common Share Consideration is fair, from a financial point of view, to the Common Shareholders; (ii) the Preferred Share Consideration is fair, from a financial point of view, to the Preferred Shareholders; and (iii) the Company Debenture Consideration is fair, from a financial point of view, to the Company Debentureholders.
The full text of the Blair Franklin Letter containing the Opinions, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Blair Franklin in rendering the Opinions, is attached to this information circular and proxy statement as Annex G and is incorporated by reference herein in its entirety. The summary of the Opinions contained in this information circular and proxy statement are qualified in their entirety by reference to the full text of the Blair Franklin Letter. You are encouraged to read the Blair Franklin Letter carefully and in its entirety. The Opinions were delivered to the Special Committee, the Board and the APPEL Board and address only the fairness, from a financial point of view, of the Common Shares Consideration to be paid to Common Shareholders, the Company Debenture Consideration to be paid to the Company Debentureholders and the Preferred Share Consideration to be paid to the Preferred Shareholders as a class pursuant to the Arrangement and the Company Debenture Transaction, as applicable, as of the date of the Blair Franklin Letter. The Opinions do not address the relative merits of the Arrangement as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. The Opinions are not intended to, and do not, constitute advice or a recommendation as to how the Common Shareholders, the Company Debentureholders or the Preferred Shareholders should vote at any meeting of securityholders that may be held in connection with the Arrangement or the Company Debenture Transaction, or whether the securityholders should take any other action in connection with the Arrangement or the Company Debenture Transaction. The Common Share Consideration, the Preferred Share Consideration and the Company Debenture Consideration were determined through negotiations between I Squared Capital and Atlantic Power, and not pursuant to recommendations of Blair Franklin.
In preparing the Opinions, Blair Franklin has reviewed and relied upon, among other things:
•
interviews conducted by Blair Franklin with management of Atlantic Power;

•
certain financial analyses of Atlantic Power, its subsidiaries and assets prepared by Atlantic Power’s management, including the projections summarized below in the section entitled “— Projected Financial Information”, including certain adjustments by Atlantic Power to include in the Adjusted EBITDA certain corporate general and administrative expenses and cash flow from growth capital investments;

•
access to a data site containing non-public material relating to Atlantic Power and its investments including financial details, forecasts, generation/asset specific information, tax information, contracts, shareholder agreements, HR matters, legal matters, third party reports and other items;

•
audited financial statements and related management’s discussion and analysis (“MD&A”) of Atlantic Power for the last three years ended December 31, 2019;

•
unaudited quarterly financial statements and related MD&A of Atlantic Power for the three, six and nine-month periods ended March 31, June 30, and September 30, respectively for the last three fiscal years ended December 31, 2019 and to the date of the Blair Franklin Letter;

•
Atlantic Power’s most recent Management Information Circular (definitive proxy statement) and Annual Information Form (annual report on Form 10-K) to the date of the Blair Franklin Letter;

•
press releases issued by Atlantic Power for the last three fiscal years and to the date of the Blair Franklin Letter;

•
the terms of the Common Shares, the Company Debentures and the Preferred Shares;

•
public information relating to the business, operations, financial performance and trading price history of the Common Shares, the Company Debentures, the Preferred Shares, and other selected public entities whose businesses Blair Franklin believed to be relevant;

•
securityholder and insider information available on The System for Electronic Disclosure by Insiders (SEDI);

•
comparable trading multiples and comparable transaction multiples for selected companies and transactions considered relevant;

•
publicly available general industry and company specific research reports prepared by equity research analysts;

•
publicly available credit ratings and research reports regarding various securities of Atlantic Power and other comparable companies prepared by credit rating agencies;

•
industry and financial market information including power price curve forecasts provided by Atlantic Power;

•
the September 14th LOI;

•
drafts of the Arrangement Agreement, including the latest draft dated January 13, 2021 available prior to delivery of the Opinions; and

•
such other information, documentation, analyses and discussions that Blair Franklin considered relevant in the circumstances.

Blair Franklin has conducted such analyses, investigations and testing of assumptions as were considered by Blair Franklin to be appropriate in the circumstances for the purposes of arriving at its Opinions, but has not otherwise independently verified any of the assumptions contained in the financial information publicly disclosed by Atlantic Power or APPEL, or provided by their representatives.
Blair Franklin has not been asked to prepare, and has not prepared, a formal valuation or appraisal of Atlantic Power or APPEL or any of their respective securities or assets, and the Opinions should not be construed as such. Blair Franklin has, however, conducted such analyses as Blair Franklin considered necessary in the circumstances. In addition, the Opinions are not, and should not be construed as, advice as to the price at which the Common Shares, the Company Debentures or the Preferred Shares may trade at any time. Blair Franklin was not engaged to review any legal, tax or regulatory aspects of the Arrangement and the Opinions do not address any such matters. Blair Franklin has relied upon, without independent verification, the assessment by Atlantic Power and its legal advisors with respect to such matters. Blair Franklin was not requested to opine on Atlantic Power’s or APPEL’s underlying business decision to effect the Arrangement or the relative merits of the Arrangement as compared to other business strategies or transactions that might be available to Atlantic Power or APPEL, and was not requested to solicit, and did not solicit, interest from other parties with respect to any alternative transaction or arrangement.
With the Special Committee’s approval and as provided in the engagement letter dated December 14, 2020 pursuant to which Blair Franklin has provided the Opinions (the “Engagement Letter”), Blair Franklin has relied upon, without independent verification, the completeness, accuracy and fair presentation in all material respects of all financial information and the completeness and accuracy of the other information, data, advice, opinions and representations obtained by it from public sources, Management and affiliates and advisors, or otherwise (collectively, the “Information”). Blair Franklin has assumed that the historical information included in the Information did not omit to state any material fact or any fact necessary to be stated or necessary to make that Information not misleading in light of the circumstances in which it was made. The Opinions are conditional upon the completeness, accuracy and fair presentation of such Information. Subject to the exercise of professional judgment and except as described herein, Blair Franklin has not attempted to verify independently the completeness, accuracy or fair presentation of any of the Information. With respect to the forecasts, projections or estimates provided to Blair Franklin and used in the analysis supporting the Opinions, Blair Franklin has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Management as to the matters covered thereby at the time of preparation and, in rendering the Opinions, Blair Franklin expresses no view as to the reasonableness of such forecasts or budgets or the assumptions on which they are based.
Senior officers of Atlantic Power represented to Blair Franklin in a letter of representation delivered as at the date of the Blair Franklin Letter, among other things, that (i) with the exception of those portions of the Information provided to Blair Franklin that constituted forecasts, projections or estimates referred to in clause (ii) below, the Information provided orally by, or in writing by, Atlantic Power or any of its subsidiaries or its agents to Blair Franklin relating to Atlantic Power, APPEL or the Arrangement Agreement

for the purpose of preparing the Opinions was, at the date that the Information was provided to Blair Franklin and at the date of the Blair Franklin Letter, complete, true and correct in all material respects (except to the extent superseded by more current Information) and did not at such dates contain any untrue statement of a material fact in respect of Atlantic Power, APPEL or the Arrangement Agreement and did not at such dates omit to state a material fact in respect of Atlantic Power, APPEL or the Arrangement Agreement necessary to make the Information not misleading in light of the circumstances under which the Information was made or provided; (ii) any portions of the Information provided to Blair Franklin that constituted forecasts, projections, estimates, budgets or other prospective information or data were prepared using the assumptions identified therein, which, in the reasonable opinion of Atlantic Power, were at the time of preparation and continue to be reasonable in the circumstances in light of the assumptions used therefor; and that (iii) since those dates on which the Information was provided to Blair Franklin, except as was disclosed in writing to Blair Franklin, there had been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of Atlantic Power or its subsidiaries and no material change had occurred in the Information or any part thereof which would have or which would reasonably be expected to have a material effect on the Opinions.
Senior officers of Atlantic Power have also represented to Blair Franklin that, as of the date of the Blair Franklin Letter, to the best of their knowledge, after reasonable inquiry, there had been no valuations or appraisals of Atlantic Power or any material property of Atlantic Power or any of its subsidiaries made in the 24 months preceding the date of the Blair Franklin Letter and in the possession or control of Atlantic Power other than those which had been provided to Blair Franklin or, in the case of valuations known to Atlantic Power which it did not have within its possession or control, notice of which had been given to Blair Franklin.
Blair Franklin has made several assumptions in connection with its Opinions that it considers reasonable, including that the conditions required to implement the Arrangement Agreement will be met. In preparing the Opinions, Blair Franklin assumed that the executed Arrangement Agreement would not differ in any material respect from the form that Blair Franklin reviewed, that the representations and warranties of each party contained in the Arrangement Agreement were true and correct as of the date of the Blair Franklin Letter, that each party would perform all of its covenants and agreements required to be performed under the Arrangement Agreement and that the Arrangement Agreement would be consummated in accordance with the terms and conditions of the most recent draft of the Arrangement Agreement provided to Blair Franklin without waiver of, or amendment to, any term or condition that is in any way material to Blair Franklin’s analyses.
The Opinions were rendered on the basis of the securities markets, economic, financial and general business conditions prevailing as at the date of the Blair Franklin Letter and the conditions, financial and otherwise, of Atlantic Power and its subsidiaries, as they were reflected in the Information and as they were represented to Blair Franklin in discussions with Management. In its analyses and in preparing the Opinions, Blair Franklin made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Blair Franklin or any party involved in the Arrangement.
The Opinions have been provided to the Special Committee, the Board and the APPEL Board, for their exclusive use only in considering the Arrangement. Blair Franklin has not been asked to opine as to, and the Opinions do not address, the fairness of the amount or nature of the compensation to any of Atlantic Power’s officers, directors or employees, or class of such persons, relative to the compensation to the public holders of securities of Atlantic Power or APPEL. The Opinions do not constitute a recommendation as to how any Common Shareholders, Company Debentureholders or Preferred Shareholders, or any other person, should vote or act on any matter relating to the Arrangement. It was understood that except for: (i) the inclusion of the Blair Franklin Letter in its entirety and a summary of the Opinions (in a form acceptable to Blair Franklin) in disclosure documents that Atlantic Power or APPEL is required to file and mail under the proxy solicitation and information circular requirements of Canadian securities laws and under the Exchange Act and the filing of such disclosure documents and the Blair Franklin Letter on SEDAR in Canada and on EDGAR in the United States, and (ii) the submission by Atlantic Power of the Blair Franklin Letter to any relevant court or regulatory agency in connection with the approval of the Arrangement, the Blair Franklin Letter and the Opinions contained therein are not to be used, relied upon, disclosed, summarized or quoted from without the express prior written consent of Blair Franklin.

In support of the Opinions, Blair Franklin has performed certain financial analyses with respect to Atlantic Power and APPEL based on those methodologies and assumptions that Blair Franklin considered appropriate in the circumstances. The following is a summary of the principal financial analyses performed by Blair Franklin to arrive at the Opinions. Some of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analysis, could create a misleading or incomplete view of the financial analysis. Blair Franklin performed certain procedures, including each of the financial analyses described below, and reviewed with Management the assumptions on which such analyses were based and other factors, including the historical and projected financial results of Atlantic Power and APPEL. No limitations were imposed by the Special Committee, the Board or the APPEL Board with respect to the investigations made or procedures followed by Blair Franklin in rendering the Opinions.
Opinion Regarding the Common Share Consideration
Approach Overview
Blair Franklin focused on the discounted cash flow (“DCF”) approach in assessing the fairness of the Common Share Consideration, as it provided the ability to directly evaluate the unique attributes of Atlantic Power and its power generating assets. Blair Franklin also considered information from precedent transactions involving a variety of independent power producers as well as multiples of publicly-traded independent power producers which were judged to be comparable.
DCF Analysis
Blair Franklin reviewed Management’s detailed cash flow projections, including the assumptions underlying these projections. These assumptions included the terms of existing power purchase agreements, the terms under which power purchase agreements would be re-contracted as existing arrangements expire, the useful life of individual assets, decommissioning costs, forecasts regarding power prices, fuel and other operating costs, corporate overhead, capital expenditures and the acquisition or disposition of specific assets throughout the forecast period. Where it deemed appropriate, Blair Franklin modified certain of Management’s assumptions and adjusted the forecasts accordingly. The DCF analysis included a review of certain precedent transactions that Blair Franklin, in its professional judgment, considered relevant, to arrive at a terminal value.
All forecast cash flows, as well as the terminal values, were discounted at an estimated weighted average cost of capital (“WACC”) for Atlantic Power, determined by Blair Franklin in its professional judgment to be in the range of 6.5% to 7.5%. The WACC estimation was informed by a review of comparable power producing companies considered relevant, as well as other market data.

Blair Franklin’s DCF analysis considered three distinct cases: (i) a base case analysis; (ii) a transaction case analysis; and (iii) a current price case analysis.
(i)
DCF Base Case Analysis

Blair Franklin’s DCF base case analysis was based on Management’s forecast contracted and re-contracted cash flow assumptions, with adjustments made to re-contracted cash flows on certain assets as Blair Franklin considered appropriate in its professional judgment. Other key assumptions made for the purposes of this analysis included: (i) a terminal multiple of 12.0x on the Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) generated by Atlantic Power’s Hydro projects in 2036 and expected to continue operations beyond 2036, including corporate general and administrative costs, as selected by Blair Franklin in its professional judgment, based on its review of select precedent transactions involving North American hydro assets, and other factors it considered relevant; (ii) the realization of a range of sale proceeds from Atlantic Power’s 50% interest in the 129 MW natural gas-fired combined-cycle cogeneration facility located in Orlando, Florida in 2024, based on Management’s estimates; (iii) the occurrence of potential accretive asset acquisitions; and (iv) reductions in general and administrative expenses as assets are retired through the forecast period.
Unlevered free cash flows were discounted to December 31, 2020 and then adjusted as Blair Franklin considered appropriate to arrive at an implied price per Common Share. Blair Franklin performed this analysis by taking low-end and high-end estimated enterprise values, as determined by Blair Franklin in its professional judgment, subtracting the total debt (based on Management’s forecast for December 31, 2020) and the liabilities associated with the Preferred Shares, and adding cash and cash equivalents to determine equity value. Total debt included cash adjustments for incentive awards under the Company LTIP at their implied price, as well as outstanding unfunded pension liabilities. The low-end equity value estimate valued the Company Debentures at market value, and all other debt securities and preferred securities at their face value. The high-end equity value estimate valued the Company Debentures at market value, the Term Loan B and project-level debt at face value, and MTNs and the Preferred Shares at the average of their face value and market value. To calculate the implied price per Common Share, Blair Franklin divided the equity value estimate by the total number of Common Shares outstanding.
Blair Franklin’s base case DCF analysis, which is based on Management’s cash flow forecast as adjusted by Blair Franklin it its professional judgement, implied a price per Common Share range of US$2.39 to US$3.41. The base case DCF analysis conducted using Management’s cash flow forecast, with no adjustments made by Blair Franklin, implied a price per Common Share range of US$2.23 to US$3.24.
Blair Franklin also applied a sensitivity analysis using several variables to demonstrate the impact that changes in those variables would have on the implied price per Common Share, using the implied price per Common Share at the low-end of the base case DCF range, as follows:
SENSITIVITY ANALYSIS (BASE CASE)
Variable	Impact on Implied Share Price
+/- 1.0x Terminal Multiple	+/-US$	0.08
+/- 0.5% Discount Rate	+/-US$	0.28
+/- 10% Change in the Frederickson Project Re-contracted Cash Flows	+/-US$	0.12
+/- 10% Change in the Curtis Palmer Facility Re-contracted Cash Flows	+/-US$	0.19

(ii)
DCF Transaction Case Analysis

Blair Franklin’s DCF transaction case analysis used similar methodologies as used in the DCF base case analysis, except for adjustments for synergies and change of control costs of Atlantic Power to a financial buyer, similar to I Squared Capital, resulting in an annual reduction of US$2.0 million in public company costs commencing in 2021, with cost savings being shared on a 50-50 basis with the financial buyer, as determined by Blair Franklin in its professional judgment following discussions with Management. For the high-end of the transaction case, Blair Franklin assumed a sale to a strategic buyer that could absorb a large portion of Atlantic Power’s corporate overhead expenses, resulting in a reduction in public company costs and incremental general and administrative expense savings greater than those that could reasonably be expected to be achieved by a financial buyer, with 1.0x cost of savings in the year immediately prior to the initial effect, with cost savings being shared on a 50-50 basis with the strategic buyer, as determined by Blair Franklin in its professional judgment following discussions with Management. In both cases, certain change of control costs were also assumed, including the cost of payment of a make-whole premium on the Company Debentures, costs associated with the Term Loan B change of control provision (estimated at 1% of the loan amount outstanding) and transaction costs, based on information from Management and Blair Franklin’s professional judgment.
Unlevered free cash flows were discounted to December 31, 2020 and then adjusted as Blair Franklin considered appropriate to arrive at an implied price per Common Share. Blair Franklin performed this analysis by taking low-end and high-end estimated enterprise values, as determined by Blair Franklin in its professional judgment, subtracting the total debt (based on Management’s forecast for December 31, 2020), and the liabilities associated with the Preferred Shares, and adding cash and cash equivalents using the same methodology as the base case DCF analysis to determine an equity value estimate. The transaction case DCF analysis also included adjustments for change of control costs for the Company Debenture make-whole premium, the Term Loan B change of control provision and other transaction costs, prior to arriving at an equity value estimate. To calculate the implied price per share, Blair Franklin divided the equity value estimate by the total number of Common Shares outstanding.
Blair Franklin’s transaction case DCF analysis, which is based on Management’s cash flow forecast as adjusted by Blair Franklin it its professional judgement, implied a price per Common Share range of US$2.46 to US$3.62. The transaction case DCF analysis conducted using Management’s cash flow forecast, with no adjustments made by Blair Franklin, implied a price per Common Share range of US$2.30 to US$3.46.
Blair Franklin also applied a sensitivity analysis using several variables to demonstrate the impact that changes in those variables would have on the implied price per Common Share using the transaction case analysis, as follows:
SENSITIVITY ANALYSIS (TRANSACTION CASE)
Variable	Impact on Implied Share Price
+/- 1.0x Terminal Multiple	+/-US$	0.13
+/- 0.5% Discount Rate	+/-US$	0.41
+/- 10% Change in the Frederickson Project Re-contracted Cash Flows	+/-US$	0.17
+/- 10% Change in the Curtis Palmer Facility Re-contracted Cash Flows	+/-US$	0.28

(iii)
DCF Current Price Case Analysis

Blair Franklin’s DCF current price case analysis used similar methodologies as used in the DCF base case analysis, except that the current price case assumed that Atlantic Power would not make any acquisition due to insufficient cash flow to support such a transaction. Further, for the purposes of the current price case analysis, Blair Franklin substituted for Management’s power price forecasts (which are based on the average of consultant forecasts over the past six years) the most current power price curves which approach reflects the current market environment and outlook for power costs and prices.
Unlevered free cash flows were discounted to December 31, 2020 and then adjusted as Blair Franklin considered appropriate to arrive at an implied price per Common Share. Blair Franklin performed this analysis by taking low-end and high-end estimated enterprise values, as determined by Blair Franklin in its professional judgment, subtracting the total debt (based on Management’s forecast for December 31, 2020) and the liabilities associated with the Preferred Shares, and adding cash and cash equivalents using the same methodology as the base case DCF analysis to determine an equity value estimate. To calculate the implied price per share, Blair Franklin divided the equity value estimate by the total number of Common Shares outstanding.
Blair Franklin’s transaction case DCF analysis, which is based on Management’s cash flow forecast as adjusted by Blair Franklin it its professional judgement, implied a price per Common Share range of US$1.32 to US$2.10. The transaction case DCF analysis conducted using Management’s cash flow forecast, with no adjustments made by Blair Franklin, implied a price per Common Share range of US$1.07 to US$1.82.
Blair Franklin also applied a sensitivity analysis using several variables to demonstrate the impact that changes in those variables would have on the implied price per Common Share using the current price case analysis, as follows:
SENSITIVITY ANALYSIS (CURRENT PRICE CASE)
Variable	Impact on Implied Share Price
+/- 1.0x Terminal Multiple	+/-US$	0.04
+/- 0.5% Discount Rate	+/-US$	0.22
+/- 10% Change in the Frederickson Project Re-contracted Cash Flows	+/-US$	0.11
+/- 10% Change in the Curtis Palmer Facility Re-contracted Cash Flows	+/-US$	0.13
Select Precedent Transactions
Blair Franklin reviewed precedent transactions involving a variety of independent power producers, selected by Blair Franklin in its professional judgment as the most appropriate for comparison. The transactions implied Enterprise Value (“EV”) / EBITDA multiples ranging from 5.2x to 13.1x, with an average multiple of 7.3x for companies with no material renewable energy generation, an average of 10.1x for companies with mixed generation and an overall average multiple of 8.4x. However, Blair Franklin noted that it was unable to find a precedent representing a true comparison to Atlantic Power as it exists today, particularly given the unique geographic and fuel-type mix of its power-generating asset portfolio and the portfolio’s power purchase agreement expiry and useful asset life profile, as well as the current power price environment.
The precedent transactions included in Blair Franklin’s review were: Allegheny Energy acquisition by FirstEnergy; RRI Energy acquisition by Mirant Corp.; Dynegy acquisition by Blackstone (not completed); Constellation Energy acquisition by Exelon Corporation; Capital Power Income LP acquisition by Atlantic Power; GenOn Energy acquisition by NRG Energy; Edison Mission Energy acquisition by NRG Energy; MACH Gen acquisition by Talen Energy; Talen Energy acquisition by Riverstone Holdings; Calpine Corporation acquisition by Energy Capital Partners; Dynegy acquisition by Vistra Energy and PNM Resources acquisition by Avangrid.
The information used by Blair Franklin to conduct the select precedent analysis was obtained from public disclosure documents and equity research reports.
In its professional judgment, Blair Franklin determined an implied price per Common Share ranging from US$2.18 to US$3.40 using the select precedent transaction analysis.
Comparable Company Analysis
Blair Franklin compared Atlantic Power to select publicly-traded independent power producers with renewable and non-renewable focused companies, selected for comparison by Blair Franklin in its professional judgment. The review of renewable focused comparable companies implied EV / EBITDA multiples ranging from 11.4x to 25.4x, with an average multiple of 16.5x. The review of non-renewable focused comparable companies implied EV / EBITDA multiples ranging from 5.4x to 12.3x, with an average multiple of 8.7x. However, Blair Franklin noted the inability to find a true comparison to Atlantic Power in terms of its size, geographic location, liquidity, fuel type mix, profit margins, power purchase agreement expiry and useful asset life profile, capitalization and other factors.
The renewable focused companies selected for the purposes of this comparison were: Brookfield Renewable Partners, Innergex, Algonquin Power and Utilities, Boralex, Northland Power, TransAlta Renewables, Atlantica Sustainable Infrastructure and Clearway Energy. The non-renewable focused companies selected for the purposes of this comparison were: The AES Corporation, Covanta Holding Corporation, TransAlta, Capital Power and Vistra Energy.

Blair Franklin noted that renewable energy companies attract premium valuations in the current market environment as the increased demand for renewable assets has led to higher valuations by investors. The information used by Blair Franklin to conduct this analysis was obtained from public disclosure documents and equity research reports, with 2020 and 2021 forward multiples based on equity research analyst consensus estimates.
In its professional judgment, Blair Franklin determined an implied price per Common Share ranging from US$1.31 to US$2.53 using the comparable company analysis.
Other Factors
Blair Franklin also reviewed and considered other factors that were not considered part of its financial analyses in connection with rendering the Opinion regarding the Common Share Consideration, but were referenced for informational purposes, including, among other things, current trading metrics, historical trading price ranges and equity research analysts’ price targets, described below.
(i)
Historical Trading Price Ranges

Blair Franklin reviewed the 52-week trading price range for the Common Shares on the NYSE, noting that the trading prices had ranged from a low of US$1.70 to a high of US$2.54. Blair Franklin also observed that both the 20 day and 30 day volume-weighted average trading price (“VWAP”) of the Common Shares on the NYSE was US$2.05, noting that the Common Share Consideration of US$3.03 per Common Share represents an approximate 48% premium to each of the 20-day and 30-day VWAP.
(ii)
Equity Research Analysts’ Future Price Targets

Blair Franklin reviewed publicly available equity research analyst price targets for the Common Shares, and noted that the price targets ranged from US$2.50 to US$3.07 per Common Share.
Opinion Regarding the Preferred Share Consideration
Approach Overview
Blair Franklin reviewed other publicly traded securities that, in its professional judgment, were comparable to the Preferred Shares. In doing so Blair Franklin primarily relied on the Preferred Share price implied by applying comparable security effective yields to the series of Preferred Shares being analysed. Blair Franklin also considered market data points it viewed as appropriate in its professional judgment, including current trading values, VWAP over various periods of time and the 52-week trading range, noting the limitations imposed by the relatively low liquidity of the Preferred Shares.
Comparable Security Analysis
Blair Franklin reviewed a comparison group other non-investment grade publicly-traded perpetual preferred shares issued by Canadian issuers, selecting that comparison group using its professional judgment, to conduct a comparable security analysis of each series of Preferred Shares. Each series of Preferred Shares was then compared to similar types of securities issued by other issuers having a similar credit rating, payment type (such as fixed, variable or floating) and, in the case of the Series 2 Preferred Shares, a similar reset date. Blair Franklin noted the difficulty of finding a true direct comparable security for each series of the Preferred Shares, given the variety of industries in which the issuers of such securities operate, the unique features of these types of perpetual preferred shares, and the small sample sizes available for specific ratings and payment type categories.

The table below outlines the implied current yield for Atlantic Power’s Preferred Shares based on fixed, variable and floating comparable yields.
	Implied Current Yield
	Low	High
Comparable Yields (Fixed – Series 1, Preferred Shares)
Pfd-3H / P-3H / BB+	5.1%	5.6%
Pfd-3 / P-3 / BB	4.9%	5.6%
Pfd-5 / P-5 / CC	12.8%	12.8%
Comparable Yields (Variable – Series 2, Preferred Shares)
Pfd-3H / P-3H / BB+	5.3%	7.9%
Pfd-3 / P-3 / BB	5.3%	7.7%
Pfd-3L / P-3L / BB-	5.4%	7.1%
Comparable Yields (Floating – Series 3, Preferred Shares)
Pfd-3H / P-3H / BB+	4.5%	5.1%
Pfd-3 / P-3 / BB	3.9%	5.8%
Pfd-3L / P-3L / BB-	4.6%	5.1%
Pfd-4H / P-4H / B (+/-)	6.1%	6.1%
Note: The Series 1 Preferred Shares and Series 2 Preferred Shares, as of January 14, 2021, were rated P-4L/B-
Blair Franklin calculated that the current yields implied by the trading prices for each of the Series 1, Series 2 and Series 3 Preferred Shares were 7.0%, 7.6% and 6.3%, respectively. Blair Franklin calculated that the yields implied by the Preferred Share Consideration of C$22.00 for the Series 1 Preferred Shares, Series 2 Preferred Shares and Series 3 Preferred Shares were 5.5%, 6.5% and 4.8%, respectively.
Opinion Regarding the Company Debenture Consideration
Approach Overview
Blair Franklin used an intrinsic value convertible debenture pricing model to analyze the value of the Company Debentures. Blair Franklin also considered certain market data points it viewed to be appropriate in its professional judgment, including current trading value, VWAP over various periods of time and the 52-week trading range, noting the limitations imposed by the relatively low liquidity of the Company Debentures.
Intrinsic Value Convertible Debenture Pricing Model
Blair Franklin considered the implied value of the Company Debentures taking into account an assumed number of Common Shares per each C$1,000 face value of Company Debentures to be issued to Company Debentureholders on the effective date of the Arrangement as a result of the make-whole premium to which they are entitled, and the Common Share Consideration of US$3.03 per Common Share that Company Debentureholders would receive following conversion of the Company Debentures. The reference price assumed for the purpose of the illustrative make-whole premium calculation shown below is C$3.85 per Common Share, based on the spot U.S.$ / C$ exchange rate as at January 13, 2021.

ILLUSTRATIVE CHANGE OF CONTROL MAKE-WHOLE CALCULATION
		Spot U.S.$ / C$ Rate		30-Day Average U.S.$ / C$ Rate
Reference Price per Common Share	Common Share Consideration	US$	3.03	US$	3.03
	x U.S.$/ C$Exchange Rate		1.27		1.28
	C$Common Share Consideration	C$	3.85	C$	3.87
Conversion Ratio	Basic Conversion Rate		238.1		238.1
	Change of Control Make-Whole Premium (to Conversion Ratio)		34.9		34.2
	Total Adjusted Conversion Ratio		273.0		272.3
Illustrative Value of Company Debentures	C$Common Share Consideration	C$	3.85	C$	3.87
	x Total Conversion Ratio		273.0		272.3
	Illustrative Debenture Value (per C$1,000 Face Value)	C$	1,051	C$	1,054
Blair Franklin noted that the illustrative debenture value and change of control make-whole premium will vary based on the U.S.$ / C$ exchange rate and the effective date of the Arrangement.
Blair Franklin made various assumptions in applying the intrinsic value convertible debenture pricing model, as it considered appropriate in its professional judgment, including with respect to credit spread, Common Share price and Common Share volatility. The assumptions with respect to credit spread were based in part on a review of Canadian and U.S. high-yield bond indices, and information regarding Common Share price and volatility was derived from information provided by Bloomberg.
INTRINSIC VALUE CONVERTIBLE DEBENTURE MODEL SUMMARY
	Low	Mid	High
Current Trading
Price (cents on dollars)	102.1	102.1	102.1
Yield to Maturity	5.4%	5.4%	5.4%
Yield to Call	4.9%	4.9%	4.9%
Current Yield	5.9%	5.9%	5.9%
Model Inputs
Credit Spread	425 bps	400 bps	375 bps
Underlying Common Share Price (C$)	$2.69	$2.69	$2.69
Underlying Common Share Volatility	33.3%	33.3%	33.3%
Model Output
Theoretical Price (cents on dollar)	104.3	104.9	105.4
The underlying Common Share Price of C$2.69 was based on the market closing price on the TSX on January 13, 2021. The underlying Common Share volatility was based on Bloomberg’s estimate of Atlantic Power’s flat 180-day history.
Based on the intrinsic value convertible debenture model, Blair Franklin concluded, in its professional judgment, that the implied value per C$1,000 face value of the Company Debentures as of January 14, 2021 was C$1,043 to C$1,054.
Historical Trading Price Ranges
Blair Franklin also reviewed and considered the 30-day VWAP trading price of the Company Debentures on the TSX, which ranged from a low of C$1,021 to a high of C$1,033, and the 52-week trading range for the Company Debentures on that exchange, which ranged from C$850 to C$1,070.

Blair Franklin believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by Blair Franklin, without considering all factors and analyses together, could create a misleading view of the process underlying the Opinions. The preparation of a fairness opinion is a complex process and is not necessarily amenable to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. The Blair Franklin Letter should be read it its entirety.
The Opinions were given as of January 14, 2021 and Blair Franklin disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinions which may come or be brought to the attention of Blair Franklin after the date of the Blair Franklin Letter. It was understood that in the event there is any material change in any fact or matter affecting the Opinions after the date of the Blair Franklin Letter, Blair Franklin reserved the right to change, modify or withdraw the Opinions.
Blair Franklin is an independent investment bank providing a full range of financial advisory services related to mergers and acquisitions, divestitures, minority investments, fairness opinions, valuations and financial restructurings. Blair Franklin was selected by the Special Committee to render the Opinions because Blair Franklin has been a financial advisor in a significant number of transactions throughout Canada and North America involving public and private companies in various industry sectors and has extensive experience in preparing fairness opinions in transactions similar to the arrangement contemplated by the Arrangement Agreement.
The Opinions expressed herein are the opinions of Blair Franklin as a firm and the form and content herein has been approved for release by a committee of Blair Franklin’s principals, each of whom is experienced in mergers and acquisitions, divestitures, restructurings, minority investments, capital markets, fairness opinions and valuation matters.
During the two years preceding the date of the Blair Franklin Letter, Blair Franklin and its affiliates were not engaged to provide financial advisory or other services to any party to the Arrangement Agreement, and during such period Blair Franklin did not receive any fees from any party to the Arrangement Agreement, other than fees payable to Blair Franklin pursuant to the Engagement Letter.
The Engagement Letter provides for the payment to Blair Franklin of fixed fees in respect of the preparation and delivery of the Opinions. No portion of the fees payable to Blair Franklin is or was contingent upon the completion of the Arrangement, or any other transaction of Atlantic Power or APPEL, or on the conclusions reached by Blair Franklin in the Opinions. In addition, Blair Franklin is to be reimbursed for its reasonable out-of-pocket expenses and is to be indemnified by Atlantic Power in certain circumstances, including liabilities under U.S. and Canadian securities laws. The terms of the fee arrangement with Blair Franklin, which are customary in transactions of this nature, were negotiated at arm’s length.
Projected Financial Information
Other than annual and certain other limited financial guidance provided to investors, Atlantic Power does not as a matter of course publish projections as to the future performance, earnings or other results of its business due to, among other reasons, the uncertainty of the underlying assumptions and estimates. Atlantic Power’s senior management provided certain financial forecasts to the Special Committee, the Board and the APPEL Board in connection with their consideration of the Arrangement, which financial forecasts, including certain adjustments by Atlantic Power to include in the Adjusted EBITDA certain corporate general and administrative expenses and cash flow from growth capital investments were also provided to and used by Goldman Sachs and Blair Franklin in connection with their respective financial analyses and opinions described under “The Arrangement — Opinions of Financial Advisors”, beginning on page 43. Such information may not be suitable for any other purpose. None of the financial forecasts were intended for public disclosure. Nonetheless, we have included a summary of these financial forecasts because certain of the financial forecasts were made available to the Special Committee, the Board and the APPEL Board. The inclusion of the financial forecasts in this information circular and proxy statement does not constitute an admission or representation by the Special Committee, the Board, the APPEL Board, Goldman Sachs, Blair Franklin or any other recipient of this information that the information is material.

In the opinion of Atlantic Power management, the financial forecasts as a whole (1) were prepared on a reasonable basis; and (2) reflect the best estimates and judgments available at the time they were made. However, this information is not fact and should not be relied upon as being necessarily indicative of future results.
The financial forecasts are subjective in many respects. Although presented with numerical specificity, the financial forecasts reflect and are based on numerous assumptions and estimates with respect to industry performance, power prices, general business, economic, political, market and financial conditions, competitive uncertainties, tax laws and other matters, all of which are difficult to predict and beyond Atlantic Power’s control. As a result, there can be no assurance that Atlantic Power’s future performance depicted in the forecasts will be realized or that actual results will not be materially more favorable or less favorable than projected and inclusion of the financial forecasts in this information circular and proxy statement should not be regarded as a representation that the financial forecasts will be achieved. The financial forecasts are forward-looking statements and should be read with caution. See the section entitled “Cautionary Note Regarding Forward-Looking Information”, beginning on page 25 of this management information statement and proxy statement as well as the section entitled “Risk Factors” in Atlantic Power’s annual report on Form 10-K for the year ended December 31, 2019, which is incorporated by reference in this information circular and proxy statement. The financial forecasts cover multiple years and such information by its nature becomes less reliable with each successive year. In addition, the financial forecasts will be affected by Atlantic Power’s ability to achieve strategic goals, objectives and targets over the applicable periods. The financial forecasts also reflect varying assumptions under different scenarios as to certain business matters that are subject to change or beyond Atlantic Power’s control.
The financial forecasts were prepared for internal use and to assist the financial advisors to Atlantic Power with their respective financial analyses of Atlantic Power and the Common Share Consideration and Preferred Share Consideration and not with a view toward public disclosure or toward complying with U.S. or Canadian generally accepted accounting principles, the published guidelines and policies of the SEC and Canadian securities commissions regarding forecasts, including the guidelines relating to future oriented financial information, or the guidelines established by the American Institute of Certified Public Accountants or the Canadian Institute of Chartered Accountants for preparation and presentation of prospective financial information. Our independent registered public accounting firm has not examined, reviewed, audited, compiled or performed any procedures with respect to any of the financial forecasts, expressed any conclusion or opinion or provided any form or assurance with respect to the financial forecasts and, accordingly, assumes no responsibility for them. The financial forecasts do not take into account any circumstances or events occurring after the date they were prepared.
By including the financial forecasts in this information circular and proxy statement, neither Atlantic Power nor any other person (or their respective representatives) has made or is making any representation to any person regarding the information included in the forecasts or the ultimate performance of Atlantic Power compared to the information contained in the forecasts. Similarly, Atlantic Power has not made any representation to Purchasers in the Arrangement Agreement or otherwise concerning the forecasts. The financial forecasts provided below have not been updated since the time of their preparation, are not facts and the inclusion of this information should not be regarded as an indication that the Special Committee, the Board, the APPEL Board, Atlantic Power or any other recipient of this information considered, or now considers, the forecasts to be predictive of the actual future results. Some or all of the assumptions that have been made in connection with the preparation of the financial forecasts may have changed since the date the financial forecasts were prepared. None of Atlantic Power, the Purchasers or any of their respective affiliates, advisors or other representatives assumes any responsibility for the validity, reasonableness, accuracy or completeness of the financial forecasts. The financial forecasts are not included in this information circular and proxy statement in order to induce any Common Shareholder or Preferred Shareholder to vote in favor of any proposal to be considered at the Special Meetings and you are cautioned not to rely on the financial forecasts.
For the foregoing reasons, as well as the bases and assumptions on which the financial forecasts were compiled, the inclusion of specific portions of the financial forecasts in this information circular and proxy statement should not be regarded as an indication that such forecasts will be an accurate prediction of future events, and they should not be relied on as such.

Except as required by applicable securities laws, Atlantic Power does not intend to update, or otherwise revise the financial forecasts or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error or no longer appropriate.
Atlantic Power provided forecasts, including certain adjustments by Atlantic Power to include in the Adjusted EBITDA certain corporate general and administrative expenses and cash flow from growth capital investments as summarized below, to Goldman Sachs on December 7, 2020 and to Blair Franklin on December 12, 2020.
	Forecasts (US$ in thousands)
	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029
Total Contracted EBITDA(1)(2)	180,820	194,747	187,749	145,561	100,260	92,217	54,764	52,353	39,487	32,618
Total Recontracted EBITDA(3)	1,388	(24)	(596)	11,842	12,674	13,479	29,387	31,529	28,726	37,638
Total EBITDA	182,208	194,723	187,153	157,403	112,934	105,696	84,151	83,883	68,213	70,256

(1)
“EBITDA” means project income (loss) plus interest, taxes, depreciation and amortization (including non-cash impairment charges) and changes in fair value of derivative instruments.

(2)
“Contracted EBITDA” means projected EBITDA for projects under PPAs in the respective year.

(3)
“Recontracted EBITDA” means projected EBITDA for projects that have expired PPAs in the respective year (assuming Atlantic Power successfully negotiates a new PPA following expiration of the existing PPA), discounted by the probability that Atlantic Power, in Atlantic Power’s management’s judgment, will successfully negotiate a PPA following expiration of the existing PPA.

	Forecast EBITDA by Segment (US$ in thousands)
Hydro(1)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029
Total Contracted EBITDA	45,956	50,284	49,121	44,629	50,147	49,331	10,378	10,149	2,036	2,163
Total Recontracted EBITDA	—	—	—	821	1,052	57	16,764	18,460	25,409	25,833
Total Hydro EBITDA	45,956	50,284	49,121	45,450	51,199	49,388	27,141	28,609	27,444	27,833

(1)
Includes Atlantic Power’s Curtis Palmer, Mamquam, Moresby Lake and Koma Kulshan projects.

Natural Gas (1)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029
Total Contracted EBITDA	97,360	105,837	92,006	55,986	16,067	11,872	11,792	11,043	13,598	15,559
Total Recontracted EBITDA	1,388	(24)	(596)	11,021	11,622	13,422	12,624	13,070	3,317	11,967
Total Natural Gas EBITDA	98,748	105,813	91,409	67,007	27,689	25,294	24,416	24,113	16,914	27,526

(1)
Includes Atlantic Power’s Kenilworth, Frederickson, Morris, Orlando, Kapuskasing, Nipigon, North Bay, Tunis, Naval Station, Naval Training Center, North Island, Oxnard and Manchief projects.

Biomass (1)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029
Total Contracted EBITDA	26,436	25,210	28,821	28,605	30,176	31,014	32,594	31,161	23,854	14,897
Total Recontracted EBITDA	—	—	—	—	—	—	—	—	—	—
Total Biomass EBITDA	26,436	25,210	28,821	28,605	30,176	31,014	32,594	31,161	23,854	14,897

(1)
Includes Atlantic Power’s Williams Lake, Cadillac, Piedmont, Calstock, Allendale, Dorchester, Craven and Grayling projects.

Coal (1)	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029
Total Contracted EBITDA	11,067	13,416	17,801	16,341	3,870	—	—	—	—	—
Total Recontracted EBITDA	—	—	—	—	—	—	—	—	—	—
Total Coal EBITDA	11,067	13,416	17,801	16,341	3,870	—	—	—	—	—

(1)
Includes Atlantic Power’s Chambers project.

Certain Effects of the Arrangement
Upon consummation of the Arrangement, (i) each Common Share issued and outstanding immediately prior to the Effective Time will be deemed transferred to Tidal Power Holdings Limited in exchange for the right to receive the Common Share Consideration, except that Common Shareholders who are entitled to and who properly exercise their Dissent Rights under the terms of the Interim Order instead shall have the right to receive the fair value for their Common Shares pursuant to and in the manner set forth in Division 2 of Part 8 of the BCBCA and (ii) each Preferred Share issued and outstanding immediately prior to the Effective Time will be deemed transferred to APPEL in exchange for the right to receive the Preferred Share Consideration, except that Preferred Shareholders who are entitled to and who properly exercise their Dissent Rights under the terms of the Interim Order instead shall have the right to receive the fair value of their Preferred Shares pursuant to and in the manner set forth in Division 2 of Part 8 of the BCBCA.
Upon consummation of the Arrangement, (i) all outstanding Incentive Securities will vest in full (to the extent not already vested), (ii) the Company LTIP, Director DSU Plan and Transition Grant Agreement will be terminated and (iii) each vested Incentive Security will be cancelled and each holder of vested Incentive Securities will be entitled to receive US$3.03 in cash, without interest and less any applicable withholding taxes, for each Common Share underlying such Incentive Securities.
Following the consummation of the Arrangement, the equity in Atlantic Power will be owned by the Purchasers. If the Arrangement is completed, the Purchasers will be the sole beneficiaries of our future earnings and growth, if any, and the Purchasers will be the sole persons entitled to vote on corporate matters affecting Atlantic Power following the Arrangement. Similarly, the Purchasers will also bear the risks of ongoing operations, including the risks of any decrease in our value after the Arrangement and operation and other risks.
Atlantic Power’s Common Shares are currently registered under the Exchange Act and listed and traded on the NYSE under the symbol “AT”. Atlantic Power is also a reporting issuer in each province and territory of Canada and its Common Shares are listed on the TSX under the symbol “ATP”. APPEL is also a reporting issuer in each province and territory of Canada and (i) the Series 1 Preferred Shares are listed on the TSX under the symbol “AZP.PR.A”, (ii) the Series 2 Preferred Shares are listed on the TSX under the symbol “AZP.PR.B” and (iii) the Series 3 Preferred Shares are listed on the TSX under the symbol “AZP.PR.C”. As a result of the Arrangement, the Common Shares will cease to be listed and traded on the NYSE and TSX and the Preferred Shares will cease to be listed and traded on the TSX, and sales of Common Shares and Preferred Shares in the public market will no longer be available. In addition, the registration of the Common Shares under the Exchange Act will be deregistered and Atlantic Power will cease to file reports with the SEC. Atlantic Power and APPEL will each cease to be reporting issuers in each province and territory of Canada.
Effects on the Company if the Arrangement is Not Completed
If the Arrangement Resolution is not approved by the Common Shareholders, if the Preferred Shareholder Resolution is not approved by the Preferred Shareholders or if the Arrangement is not completed for any other reason, Common Shareholders will not receive the Common Share Consideration for their Common Shares and Preferred Shareholders will not receive the Preferred Share Consideration for their Preferred Shares in connection with the Arrangement. Instead, Atlantic Power will remain an independent public company and the Common Shares will continue to be listed and traded on the NYSE under the symbol “AT” and on the TSX under the symbol “ATP” and (i) the Series 1 Preferred Shares will continue to be listed and traded on the TSX under the symbol “AZP.PR.A”, (ii) the Series 2 Preferred Shares will continue to be listed and traded on the TSX under the symbol “AZP.PR.B” and (iii) the Series 3 Preferred Shares will continue to be listed and traded on the TSX under the symbol “AZP.PR.C”. In addition, if the Arrangement is not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that Common Shareholders and Preferred Shareholders will continue to be subject to the same risks and opportunities as they currently are, including, among other things, general industry, economic, regulatory and market conditions. Accordingly, if the Arrangement is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your Common Shares and/or Preferred Shares. Furthermore, if the Arrangement is not completed, and depending on the circumstances that caused the Arrangement not to be completed, the price of our Common Shares and Preferred Shares may decline significantly. If that were to occur, it is uncertain when, if ever, the prices of our Common Shares and Preferred Shares would return to the prices at which our Common Shares and Preferred Shares trade as of the date of this information circular and proxy statement. From time to time, the Board will evaluate, among other things, the business operations, properties, dividend policy and capitalization of Atlantic Power and make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value. If the Arrangement Resolution is not approved by the Common Shareholders, if the Preferred Shareholder Resolution and Continuance Resolution are not approved by the Preferred Shareholders or if the Arrangement is not completed for any other reason, there can be no assurance that any other transaction acceptable to Atlantic Power will be offered, or that the business, prospects or results of operations of Atlantic Power will not be adversely impacted.
Delisting and Deregistration of Common Shares and Preferred Shares
Delisting and Deregistration of Common Shares
If the Arrangement is completed, the Common Shares will cease to be listed and traded on the NYSE and the TSX, and the sales of Common Shares in the public market will no longer be available. In addition, registration of the Common Shares under the Exchange Act will be terminated and Atlantic Power will cease to be a reporting issuer in each of the provinces and territories in Canada under which it is currently a reporting issuer (or equivalent).
Delisting and Deregistration of Preferred Shares
If the Arrangement is completed, the Preferred Shares will cease to be listed and traded on the TSX, and the sales of Preferred Shares in the public market will no longer be available. In addition, APPEL will cease to be a reporting issuer in each of the provinces and territories in Canada under which it is currently a reporting issuer (or equivalent).
Court Approval of the Arrangement and Completion of the Arrangement
The Plan of Arrangement requires Court approval under the BCBCA. On February [•], 2021, the Company and APPEL obtained the Interim Order, which provides for the calling and holding of the Special Meetings, Dissent Rights and other procedural matters. A copy of the Interim Order is attached hereto as Annex H. Subject to the approval of the Arrangement Resolution by Common Shareholders at the Common Shareholder Meeting and the Preferred Shareholder Resolution and the Continuance Resolution by Preferred Shareholders at the Preferred Shareholder Meeting, the hearing in respect of the Final Order is scheduled to take place by MS Teams (as determined by the Court) at the Supreme Court of British Columbia located at 800 Smithe Street, Vancouver, British Columbia on April [19], 2021 at [9:45] a.m. (Pacific Daylight Time), or as soon after such time as counsel may be heard. At the hearing, any holder of Common Shares or Preferred Shares or any other interested party who wishes to appear or to be represented and to present evidence or arguments must (i) serve and file with the Court and serve upon the solicitors for the Company and the solicitors for the Purchasers, a Response to Petition and any additional affidavits or other materials upon which any such party intends to rely, on or before [4:00 p.m.] (Pacific Daylight Time) on

April [12], 2021 all as provided in the Interim Order and (ii) satisfy any other requirements of the Court. Only those persons who file a Response to Petition in compliance with the Petition to the Court and Notice of Hearing of Petition and the Interim Order will be provided with notice of the materials filed by the Company in support of the application for the Final Order.
The Court has broad discretion under the BCBCA when making orders with respect to plans of arrangement. The Court, when hearing the application for the Final Order, will consider, among other things, the fairness and reasonableness of the Arrangement. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with any terms and conditions that the Court deems fit. In the event that the hearing is postponed, adjourned or rescheduled then, subject to further order of the Court, only those persons having previously served a Response to Petition in compliance with the Petition to the Court and Notice of Hearing of Petition and the Interim Order will be given notice of the postponement, adjournment or rescheduled date. For further information regarding the Court hearing and stakeholders rights in connection with the Court hearing, see copy of the Petition to the Court and Notice of Hearing of Petition, which includes the relief sought in the Final Order, copies of which are attached as Annex I. The Notice of Hearing of Petition constitutes notice of the Court hearing of the application for the Final Order and Common Shareholders and Preferred Shareholders only notice of the Court hearing.
It is a condition to the completion of the Arrangement that the Final Order be granted on terms acceptable to the Company, the APPEL and the Purchasers, each acting reasonably. The Court may approve the Arrangement, either as proposed or as amended. Depending upon the nature of any required amendments, the Company, the APPEL and the Purchasers may determine not to proceed with the Arrangement.
Notwithstanding the approval by Common Shareholders of the Arrangement Resolution and the Preferred Shareholders of the Preferred Shareholder Resolution, the Company and APPEL reserve the right not to proceed with the Arrangement to the extent permitted under the terms of the Arrangement Agreement.
The Continuance
Pursuant to the terms of the Arrangement Agreement, the continuance of APPEL from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the BCBCA and Section 189 of the ABCA must occur in order for the Final Order to be obtained and the Arrangement to become effective. Accordingly, Preferred Shareholders will be asked at the Preferred Shareholder Meeting to consider and, if deemed advisable, pass the Continuance Resolution, authorizing the Continuance. The full text of the Continuance Resolution is set forth in Annex C. See the section entitled “The Continuance” beginning on page 118.
Canadian Securities Law Matters
The Company and APPEL are reporting issuers (or its equivalent) in all provinces and territories of Canada and accordingly are subject to the applicable Canadian securities laws of such provinces and territories that have adopted Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions (“MI 61-101”).
MI 61-101 is intended to regulate certain transactions to ensure equality of treatment among securityholders, generally requiring enhanced disclosure, approval by a majority of securityholders excluding interested or related parties, independent valuations and, in certain instances, approval and oversight of the transaction by a special committee of independent directors. Such transactions include “issuer bids”, “insider bids”, “related party transactions” and “business combinations”.
The Arrangement does not constitute an “issuer bid”, an “insider bid” or a “related party transaction”. In assessing whether the Arrangement could be considered to be a “business combination” for the purposes of MI 61-101, the Company reviewed all benefits or payments which related parties of the Company are entitled to receive, directly or indirectly, as a consequence of the Arrangement to determine whether any constituted a “collateral benefit”. For these purposes, the only related parties of the Company that are entitled to receive a benefit, directly or indirectly, as a consequence the Arrangement are the directors and executive officers of the Company.
Each of the executive officers and directors of the Company hold Incentive Securities in the form of DSUs, TSUs and/or Transition Units. Upon consummation of the Arrangement, all outstanding Incentive Securities will vest in full (to the extent not already vested) and each vested Incentive Security will be cancelled and each holder of vested Incentive Securities will be entitled to receive US$3.03 in cash, without interest and less any applicable withholding taxes, for each Common Share underlying such Incentive Securities. The accelerated vesting of DSUs, TSUs and/or Transition Units may be considered to be “collateral benefits” received by the applicable executive officers and directors for purposes of MI 61-101.
Following disclosure by each of the directors and executive officers to the Board of the number of Common Shares, Preferred Shares and Incentive Securities held by them and the benefits or payments that they expect to receive pursuant to the Arrangement, the Board has determined, except as described below, that the aforementioned benefits or payments fall within an exception to the definition of “collateral benefit” for the purposes of MI 61-101, since the benefits are: (i) received solely in connection with the directors’ or officers’ services as employees of the Company or of any affiliated entities of the Company; (ii) not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the directors or officers under the Arrangement; and (iii) not conditional on the directors or officers supporting the Arrangement in any manner. Further, at the time of the entering into of the Arrangement Agreement, none of the directors or officers of the Company entitled to receive such benefits, except as disclosed below, exercised control or direction over, or beneficially owned, more than 1% of the issued and outstanding Common Shares as calculated in accordance with MI 61-101.
James T. Moore, Jr. exercises control or direction over, or beneficially owns, more than 1% of the issued and outstanding Common Shares, as calculated in accordance with MI 61-101. As such, the acceleration of the Incentive Securities held by Mr. Moore in full and the transfer of such vested Incentive Securities to the Company in exchange for a cash payment equal to the Common Share Consideration (less applicable withholdings) may be considered to be a “collateral benefit” within the meaning of MI 61-101. Accordingly, the votes of Mr. Moore will be excluded from determining minority approval of the Arrangement Resolution in accordance with MI 61-101.
See the section entitled “The Arrangement — Interests of the Company’s Directors and Executive Officers in the Arrangement,” beginning on page 68 for detailed information regarding the payments to be received by each of the officers and directors in connection with the Arrangement.
Regulatory Approvals
HSR Act
Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the rules promulgated thereunder by the FTC, the Arrangement may not be completed until notification and report forms have been filed with the FTC and the Antitrust Division and the applicable waiting period has expired or been terminated. On February 5, 2021, the parties to the Arrangement Agreement each filed their notification and report forms with the FTC and Antitrust Division.
At any time before or after consummation of the Arrangement, notwithstanding clearance under the HSR Act, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Arrangement or seeking divestiture of substantial assets of the Company or Purchasers or an affiliate of Purchasers. At any time before or after the consummation of the Arrangement, and notwithstanding clearance under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Arrangement or seeking divestiture of substantial assets of Atlantic Power or the Purchasers or an affiliate of the Purchasers. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.
While there can be no assurance that the Arrangement will not be challenged by a governmental authority or private party on antitrust grounds, Atlantic Power, based in part on a review of information provided by the Purchasers relating to the businesses in which they and their affiliates are engaged, believes that the Arrangement can be effected in compliance with federal and state antitrust laws. The term “antitrust laws” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other Federal and state statutes, rules, regulations, orders, decrees, administrative and judicial doctrines, and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.
Competition Act (Canada)
Part IX of the Competition Act defines certain transactions that exceed the thresholds set out in Sections 109 and 110 of the Competition Act as “notifiable transactions.” Subject to certain limited exceptions, the parties to a notifiable transaction cannot complete the transaction until one of the following events shall have occurred (each of which shall constitute “Competition Act Approval” under the Arrangement): (a) an advance ruling certificate has been issued by the Commissioner of Competition under Section 102(1) of the Competition Act; (b) the parties have filed a Part IX notification with the Commissioner of Competition and the applicable waiting period under Section 123 of the Competition Act has expired or been terminated; or (c) a waiver has been provided by the Commissioner of Competition under paragraph 113(c) of the Competition Act.
The Arrangement constitutes a notifiable transaction under the Competition Act. It is a condition to closing of the Arrangement that a Competition Act Approval be obtained and has not been rescinded or modified. On January 26, 2021, I Squared Capital submitted a request for an advance ruling certificate to the Commissioner of Competition pursuant to Section 102(1) of the Competition Act. On February 2, 2021, the parties received an advance ruling certificate issued by the Commissioner of Competition under Section 102(1) of the Competition Act.
Federal Power Act
Section 203(a) of the FPA, as amended by the Energy Policy Act of 2005, provides that the Federal Energy Regulatory Commission (the “FERC”) shall approve a proposed transaction if it finds that the transaction will be “consistent with the public interest, and will not result in cross-subsidization of a non-utility associate company or the pledge or encumbrance of utility assets for the benefit of an associate company . . . .” Furthermore, in accordance with the Merger Policy Statement and Order No. 642, the FERC examines three factors in analyzing whether a proposed transaction is consistent with the public interest: (1) the effect on competition, (2) the effect on rates, and (3) the effect on regulation. As explained below, we believe the Arrangement is consistent with the public interest and will not result in cross-subsidization of a non-utility associate company or the pledge or encumbrance of utility assets for the benefit of an associate company.
The FERC reviews these factors to determine whether a proposed transaction is consistent with the public interest. If the FERC finds that the proposed transaction would adversely affect competition in wholesale electric power markets, rates for transmission or the wholesale sale of electric energy, or regulation, or that the proposed transaction would result in cross-subsidies or improper encumbrances that are not consistent with the public interest, FERC may, pursuant to the FPA, impose upon the proposed merger remedial conditions intended to mitigate such effects or it may decline to authorize the merger or related transaction. The FERC is required to rule on a completed application not later than 180 days from the date on which the completed application is filed. The FERC may, however, for good cause, issue an order extending the time for consideration of the merger application by an additional 180 days. If the FERC does not issue an order within the statutory deadline, and has not issued an order extending the time for consideration, then the transaction is deemed to be approved. We expect that the FERC will approve the Arrangement within the initial 180-day review period. However, there is no guarantee that the FERC will not extend the time period for its review or not impose conditions on its approval that are unacceptable to Atlantic Power or the Purchasers.
On February 5, 2021, the parties to the Arrangement Agreement filed their application under Section 203 of the FPA.

Federal Energy Regulatory Commission
Three subsidiaries of Atlantic Power own electric generation facilities located within the PJM Balancing Authority Area. Two such subsidiaries have an effective revenue requirement for Reactive Supply and Voltage Control from Generator or Other Sources Service (Reactive Service Rate) on file with FERC. At least 90 days before deactivating or transferring ownership of a resource receiving compensation for reactive supply and voltage support, Schedule 2 of the PJM Tariff on file with the FERC requires the resource owner to: (1) submit a filing to either terminate or adjust its cost-based rate schedule to account for the deactivated or transferred unit; or (2) submit an informational filing explaining the basis for the decision by the reactive power supplier not to terminate or revise its cost-based rate schedule. Schedule 2 does not expressly address indirect upstream ownership transfers in reactive supply resources. However, the FERC has stated that “. . . the Schedule 2 filing requirement does in fact apply to transfers of interests in a company where, as a result, a facility is transferred from the downstream ownership of one company to another.” While each of Chambers and Morris will continue to directly own its respective facility following the Arrangement, on February 5, 2021 and February 8, 2021, Atlantic Power submitted the informational filings for each of Chambers and Morris, respectively, to ensure compliance with the requirements of Schedule 2 of the PJM Tariff.
The filing is a notice filing only and does not require action by either PJM or FERC. However, the FERC can use the receipt of the filing to investigate the continuing justness and reasonableness of the reactive supply rates. While there can be no assurance that FERC will not initiate an investigation of the continuing justness and reasonableness of the reactive service rates for these facilities, no further action by either PJM or FERC is required.
Federal Communications Commission
Various Atlantic Power subsidiaries are the holders of non-common carrier licenses in the Private Wireless Services, including licensed radio devices for internal communications and other purposes, issued by the Federal Communications Commissions (the “FCC”). Entities seeking to transfer such licenses or corporate control in mergers and acquisitions must first receive approval from the FCC. Section 310(d) of the Communications Act of 1934 and Section 1.948 of the FCC’s rules govern procedures for transfer of control applications. The FCC examines the public interest impact of a proposed transaction before consenting to approval.
As a condition to the consummation of the Arrangement, the FCC must approve the transfer of control of the FCC licenses held by Atlantic Power’s subsidiaries. In connection with such approval, the FCC must determine whether the transaction will serve the public interest, convenience and necessity. Specifically, the FCC will consider whether following the Arrangement, Atlantic Power will continue to be qualified to control such licenses and whether such transfer of control is consistent with applicable law and FCC rules.
Atlantic Power and the Purchasers plan to file applications with the FCC to obtain approval of the transfer of control of the FCC authorizations held by Atlantic Power by March 19, 2021. While there can be no assurance that the applications filed at the FCC to approve the transfer of the licenses will not be challenged by a governmental authority or private party, the parties expect that the license transfer requests will be approved and such applications are routinely granted.
The Purchasers must also, and intend to, notify the FCC once the Arrangement has been consummated.
Financing of the Arrangement
Atlantic Power anticipates that the total funds needed to complete the Arrangement (including the funds to pay Common Shareholders and Preferred Shareholders), which is expected to be approximately US$961 million (including Atlantic Power’s net debt), will be supported by an equity commitment from ISQ Global Fund II GP, LLC as general partner of the investment vehicles comprising ISQ Global Infrastructure Fund II (“ISQ Fund II”).
The Purchasers have received an equity commitment letter, dated as of January 14, 2021 (the “Equity Commitment Letter”) from ISQ Fund II in an aggregate amount not to exceed (i) in respect of the Preferred

Shares, C$151,026,986 (or the U.S. dollar equivalent immediately prior to the Effective Time), plus (ii) in respect of the MTNs, (A) C$223,274,100 (or the U.S. dollar equivalent immediately prior to the Effective Time) and (B) such amount in Canadian dollars (or the U.S. dollars equivalent immediately prior to the Effective Time) as is sufficient to satisfy the aggregate amount of any accrued and unpaid interest on the MTNs up to but excluding the Effective Date, plus (iii) in respect of the Common Shares, US$283,832,859, plus (iv) in respect of the Company Debentures, such amount in U.S. dollars as is sufficient to satisfy Company Debenture Consideration, plus such amount necessary to repay Atlantic Power’s net indebtedness and to pay related fees and expenses incurred by the Purchasers in connection with the transactions contemplated by the Arrangement Agreement (collectively, the “Equity Commitment”). The Equity Commitment Letter provides that the amount actually funded through such Equity Commitment may be reduced in the event that Purchasers do not require the full Equity Commitment to fund the transaction by reason of Purchasers having obtained, directly or indirectly, funds from other sources, including debt financing from external sources.
The obligation of ISQ Fund II to fund its commitment pursuant to the Equity Commitment Letter will automatically terminate and immediately upon the earliest to occur of (a) the Effective Time; (b) the termination of the Arrangement Agreement; (c) the funding of the Equity Commitment in full; and (d) Atlantic Power or any of its affiliates asserting, filing or otherwise commencing, directly or indirectly, any lawsuit or other legal proceeding asserting a claim (i) that any of ISQ Fund II’s liabilities under or in respect of the Equity Commitment Letter, the Arrangement Agreement, the Limited Guaranty (as defined below), any of the transactions contemplated by the Equity Commitment Letter, the Arrangement Agreement, or the Limited Guaranty and/or any related matters is not limited to the amount of the Equity Commitment or the amount specified in the Limited Guaranty, as applicable, that the limitation of such liability under the Equity Commitment Letter or the Limited Guaranty, as applicable, is illegal, invalid or unenforceable, in whole or in part, or that any former, current or future direct or indirect equity holders, controlling person, director, officer, employee, agent, affiliate (including other funds and separately managed accounts by the general partner of ISQ Fund II, subsidiaries or portfolio companies, but excluding any assignee permitted under the Equity Commitment Letter as to which any obligations under the Equity Commitment Letter are actually assigned), member, manager or general or limited partner of ISQ Fund II or the Purchasers or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, affiliate or agent of any of the foregoing, other than ISQ Fund II and other than the Purchasers (each, an “ISQ Fund II Related Party”) has any liability under or in respect of the Equity Commitment Letter, the Limited Guaranty, the Arrangement Agreement or any of the transactions contemplated thereby and/or any related matters or (ii) against ISQ Fund II, an ISQ Fund II Related Party or the Purchasers relating to the Equity Commitment Letter, Limited Guaranty, the Arrangement Agreement or any transactions contemplated thereby other than (A) claims by Atlantic Power, APPEL and/or APLP against the Purchasers under and in accordance with and subject to all limitations set forth in the Arrangement Agreement, (B) claims under the Limited Guaranty under and in accordance with and subject to all limitations set forth in the Limited Guaranty, (C) with respect to the confidentiality agreement dated June 1, 2020 between Atlantic Power and ISQ Capital Advisors (the “Confidentiality Agreement”), claims by Atlantic Power against ISQ Capital Advisors under and in accordance with the Confidentiality Agreement, or (D) to the extent (but only to the extent) Atlantic Power, APPEL and APLP is expressly entitled to enforce, or cause the Purchasers to enforce, the Equity Commitment Letter in accordance with the terms of the Equity Commitment Letter and the Arrangement Agreement, and subject to all terms, conditions and limitations in the Equity Commitment Letter and the Arrangement Agreement, claims by Atlantic Power, APPEL and/or APLP against the Purchasers or ISQ Fund II seeking to enforce, or cause the Purchasers to enforce, the Equity Commitment Letter in accordance with the terms thereof.
The Company is an express third-party beneficiary of the Equity Commitment Letter for the purpose of causing the Equity Commitment to be funded, but solely to the extent Atlantic Power is entitled to seek specific performance with respect to the Purchasers’ obligation to cause the Equity Commitment to be funded.
Limited Guaranty
Concurrently with the execution of the Arrangement Agreement, and as a condition and inducement to Atlantic Power’s willingness to enter into the Arrangement Agreement, ISQ Fund II delivered to Atlantic

Power a limited guaranty in favor of Atlantic Power (the “Limited Guaranty”), pursuant to which, and subject to the terms and conditions contained therein, ISQ Fund II is guaranteeing certain obligations of the Purchasers in connection with the Arrangement Agreement, including the $15,000,000 Reverse Termination Fee potentially payable by the Purchasers and reimbursement for certain fees and expenses which may be incurred by the Company in connection with (i) the Company’s cooperation with the Purchasers with respect to the Purchasers’ efforts to obtain the Debt Financing (as defined below) and (ii) any Pre-Acquisition Reorganization (as defined below).
Interests of the Company’s Directors and Executive Officers in the Arrangement
In considering the recommendation of the Special Committee and the Board to vote in favor of the Arrangement Resolution, Common Shareholders should be aware that certain of Atlantic Power’s directors and executive officers have interests in the Arrangement that are different from, and/or in addition to, the interests of Common Shareholders generally. These interests are described in more detail below, and with respect to the named executive officers of Atlantic Power, are individually quantified in the “Golden Parachute Compensation” table below. The Board and the APPEL Board were each aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the Arrangement Agreement and to recommend that Common Shareholders and Preferred Shareholders vote in favor of approving the Arrangement Resolution.
All benefits received, or to be received, by directors, officers or employees of the Company and APPEL as a result of the Arrangement are, and will be, solely in connection with their services as directors, officers or employees of the Company and APPEL, other than as described under “The Arrangement — Canadian Securities Law Matters”. No benefit has been, or will be, conferred for the purpose of increasing the value of consideration payable to any such person for the Common Shares, the Preferred Shares, the Company Debentures, the MTNs, and the Incentive Securities held by such persons and no consideration is, or will be, conditional on the person supporting the Arrangement.
Director Interests
With regard to the directors serving on the Board, these interests relate to the impact of the Arrangement on the directors’ outstanding equity awards and the provision of indemnification and insurance arrangements. Non-employee directors receive an annual retainer fee of $120,000, of which 50% is paid in cash and 50% is granted in DSUs. Directors may elect to receive all or a portion of their cash retainer in DSUs. Certain non-employee directors who serve in leadership roles on the Board receive additional annual fees, which are also paid 50% in cash and 50% in DSUs (subject to the director’s ability to elect to receive all or a portion of such additional cash fee in DSUs). Under the Director DSU Plan, DSUs are fully vested and redeemed in cash when the director ceases to serve on the Board for any reason, although (i) upon any “change in control event” within the meaning of Section 409A of the Code, all DSUs held by directors subject to U.S. income taxation with respect to the DSUs will be redeemed in cash, and (ii) Atlantic Power has the discretion to provide for the redemption or substitution of DSUs held by directors not subject to U.S. income taxation with respect to the DSUs upon a reorganization of the Company.
Executive Officer Interests
Under the SEC rules, Atlantic Power’s current named executive officers are: James J. Moore, Jr., President and Chief Executive Officer; Terrence Ronan, EVP, Chief Financial Officer and Principal Financial and Accounting Officer; Joseph E. Cofelice, EVP of Commercial Development; Jeffrey S. Levy, SVP, General Counsel and Corporate Secretary (who resigned from Atlantic Power effective January 1, 2021); and Daniel D. Rorabaugh (former SVP — Operations whose employment with the Company terminated on December 31, 2019). Mr. Rorabaugh no longer has any rights under any equity awards or other agreements with the Company. James P. D’Angelo, SVP, Chief Administrative Officer is also a current executive officer but not a named executive officer. With regard to our executive officers, these interests relate to the possible receipt of the following types of payments and benefits that may be triggered by or otherwise relate to the Arrangement, assuming the Effective Time of the Arrangement occurred on April 30, 2021 and, where applicable, the executive officer experiences a qualifying termination immediately thereafter, in each case as further described below:

•
accelerated vesting of TSUs and Transition Units (see “— Golden Parachute Compensation” below for an estimate of the value of the unvested equity awards held by each of Atlantic Power’s named executive officers individually);

•
possible cash payments and other termination benefits (see “— Golden Parachute Compensation” below for an estimate of the value of the such payments and benefits for each of Atlantic Power’s named executive officers individually); and

•
the provision of indemnification and insurance arrangements.

Common Shares, Preferred Shares and the Intentions of Directors and Executive Officers
As of [•], 2021, the directors and executive officers of the Company and APPEL beneficially owned, directly or indirectly, or exercised control or direction over, in the aggregate [•] Common Shares, which represents approximately [•]% of the issued and outstanding Common Shares on an undiluted basis.
All of the Common Shares held by such directors and executive officers of the Company and APPEL will be treated in the same fashion under the Arrangement as Common Shares held by all other holders of Common Shares. Each director and executive officer of the Company and APPEL intends to vote all of such individual’s Common Shares FOR the Arrangement Resolution.
As of [•], 2021, the directors and executive officers of the Company and APPEL beneficially owned, directly or indirectly, or exercised control or direction over, in the aggregate 20,500 Preferred Shares, comprised of 0 Series 1 Preferred Shares, 2,000 Series 2 Preferred Shares and 18,500 Series 3 Preferred Shares, which represents approximately [•] % of the issued and outstanding Preferred Shares on an undiluted basis.
All of the Preferred Shares held by such directors and executive officers of the Company and APPEL will be treated in the same fashion under the Arrangement as Preferred Shares held by all other holders of Preferred Shares. Each director and executive officer of the Company and APPEL that holds Preferred Shares intends to vote all of such individual’s Preferred Shares FOR the Preferred Shareholder Resolution and FOR the Continuance Resolution.
Treatment of Director and Executive Officer Equity Awards
As described under “The Arrangement Agreement — Treatment of Incentive Securities,” beginning on page 97, the Arrangement provides that each of the Director DSU Plan, Company LTIP and Transition Grant Agreement will be terminated and outstanding Incentive Securities will be treated as set forth below.
Treatment of DSUs
All outstanding awards of DSUs (including any DSUs that are credited to the non-employee directors in respect of the completed portion of the quarter during which the Effective Time of the Arrangement occurs) will be cancelled and each non-employee director will be entitled to receive a cash payment from the Company equal to US$3.03 per Common Share subject to his or her DSU awards, without interest and less any applicable withholding taxes.
Treatment of TSUs
All outstanding awards of TSUs subject to vesting conditions will vest in full and all vested TSUs will be cancelled. Each holder of vested TSUs will be entitled to receive a cash payment from the Company equal to US$3.03 per Common Share subject to his or her TSU awards, without interest and less any applicable withholding taxes.
Treatment of Transition Units
The Transition Units outstanding under the Transition Grant Agreement will vest in full and be cancelled and Mr. Moore will be entitled to receive a cash payment from the Company equal to US$3.03 for each Common Share underlying the outstanding Transition Units, without interest and less any applicable withholding taxes.

Consideration
The following table sets out the individuals who have been directors and/or executive officers of the Company or APPEL since the beginning of the Company’s and APPEL’s last financial year and having an interest in the Arrangement and the designation, number of the outstanding securities beneficially owned, directly or indirectly, or over which control or direction is exercised by each such current or former director or executive officer and, where known after reasonable enquiry, by their respective associates or affiliates, as of [•], 2021 and the consideration to be received for such securities pursuant to the Arrangement.
Directors and named executive officers	Number of Common Shares beneficially owned	Number of Preferred Shares beneficially owned	Deferred Share Units owned(1)	Transition Units owned	Total estimated amount of consideration to be received (subject to applicable withholdings)(2)
Kevin T. Howell	193,000	—	180,602	—	US$1,132,014
R. Foster Duncan	15,105	—	240,756	—	US$775,259
Danielle S. Mottor	—	—	114,086	—	US$345,681
Gilbert S. Palter	625,000	20,500	153,794	—	US$2,712,919
James J. Moore, Jr.	1,101,726	—	—	269,952	US$4,731,184
Terrence Ronan	550,752	—	—	—	US$2,068,779
Joseph E. Cofelice	884,437	—	—	—	US$3,079,844
James P. D’Angelo	98,931	—	—	—	US$549,761
Jeffrey S. Levy(3)	209,701	—	—	—	US$635,394
Total	3,678,652	20,500	689,238	269,952	US$16,030,835

(1)
DSU amounts do not include additional DSUs that may be granted to directors on account of their quarterly retainer (including a prorated amount of DSUs for the fiscal quarter in which the Effective Date occurs).

(2)
Includes cash bonuses in lieu of the value represented by grants of TSUs that would have been awarded in February 2021 in respect of the calendar year 2020, at 100% of the applicable target levels and assumes a USD/CAD exchange rate of USD$1.00=CAD$1.277.

(3)
Mr. Levy resigned as an officer of the Company effective January 1, 2021.

Payments for Unvested Equity Awards
The following table sets forth the amounts that the four non-employee directors as a group and Mr. D’Angelo would receive with respect to DSUs and TSUs, assuming the Effective Time of the Arrangement occurred on April 30, 2021 for these purposes, with such amounts calculated based on the per Common Share consideration of US$3.03. The numbers below do not include any estimate of forfeitures which may occur following the date of this information circular and proxy statement. Depending on when the Effective Time occurs, certain equity-based awards shown in the table below may vest prior to the Effective Time in accordance with their terms. See “— Golden Parachute Compensation” below, for an estimate of the value of unvested TSUs and Transition Units held by each of the named executive officers individually.

	Aggregate Amount Payable for DSUs ($)(1)	Aggregate Amount Payable for Unvested TSUs ($)(2)
Non-Employee Directors	2,234,780	—
James P. D’Angelo	—	275,360

(1)
This amount includes the estimated value that each director would receive in respect of DSUs based on the assumed closing on April 30, 2021, and assuming a per Common Share price of US$3.03 and USD/CAD exchange rate of USD$1.00=CAD$1.277 on each date additional DSUs will be credited to the directors prior to the assumed closing date, on a “single-trigger” basis, pursuant to the terms of the Arrangement upon the completion of the Arrangement.

(2)
This amount includes the estimated value that Mr. D’Angelo would receive in respect of TSUs based on the assumed closing on April 30, 2021 on a “single-trigger” basis, pursuant to the terms of the Arrangement upon the completion of the Arrangement.

Employment and Consulting Agreements
Certain of our current named executive officers are party to employment agreements with Atlantic Power, pursuant to which the executive officer is entitled to certain payments and benefits upon certain terminations of employment. Mr. Levy, who resigned on January 1, 2021, was not party to an employment with Atlantic Power but entered into a consulting agreement with the Company described below. Mr. D’Angelo is not a party to an employment agreement with Atlantic Power.
James J. Moore.   James J. Moore is employed as our President and Chief Executive Officer. Pursuant to an employment agreement with us, Mr. Moore is employed for an indefinite term, subject to termination in accordance with the terms of his employment agreement. If, in the event of a “change of control” (which would include the proposed Arrangement) of Atlantic Power, we either terminate Mr. Moore’s employment without “cause” or Mr. Moore ends his employment relationship with us for “good reason,” he will receive a lump sum severance payment totaling two times his then-current base salary (without giving effect to any material salary reduction) plus a pro-rata amount, based on the number of days elapsed during the fiscal year in which the date of termination occurs, of the target bonus provided for in his employment agreement (75% of annual base salary). He will also be eligible for benefit continuation for eighteen months following termination, and all unvested TSUs and Transition Units will fully vest and be redeemed in cash based on the “change of control” transaction price. Mr. Moore’s employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition, non-solicitation, non-disparagement and ownership of intellectual property.
Terrence Ronan.   Terrence Ronan is employed as our CFO, reporting to our President and Chief Executive Officer. Pursuant to an employment agreement with us, Mr. Ronan is employed for an indefinite term, subject to termination in accordance with the terms of his employment letter agreement, as amended. If, in the event of a “change of control” (which would include the proposed Arrangement) of Atlantic Power, we either terminate Mr. Ronan’s employment without “cause” (with 90 days prior written notice to Mr. Ronan, and not during any period that is 90 days preceding or within 12 months following such “change of control,” during which period the Company cannot terminate Mr. Ronan’s employment) or Mr. Ronan ends his employment relationship with us for “good reason” within 90 days preceding or within 12 months following such “change of control,” he will receive a lump sum severance payment equal to two times his average, during the last years, of the sum of his: (a) base salary, (b) annual bonus and (c) the most recent matching contribution to his 401(k) plan. In order to secure this obligation, within 10 days following the consummation of a change of control, the Company is required to deposit such amounts into a “rabbi trust” for the benefit of Mr. Ronan. He will also receive immediate vesting of any unvested TSUs and be eligible for benefit continuation for 12 months following termination, and the Company will pay up to $25,000 in outplacement services for 12 months following termination. Mr. Ronan’s employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition, non-solicitation and ownership of intellectual property.

Joseph E. Cofelice.   Joseph Cofelice is employed as our Executive Vice President of Commercial Development, reporting to our President and Chief Executive Officer. Mr. Cofelice is employed for an indefinite term, subject to termination in accordance with the terms of his employment letter agreement, as amended. If, in the event of a “change of control” (which would include the proposed Arrangement) of Atlantic Power, we either terminate Mr. Cofelice’s employment without “cause” or Mr. Cofelice ends his employment relationship with us for “good reason,” in either case within 12 months of such “change of control,” he will receive a lump sum severance payment totaling two times his then-current base salary, plusa pro-rata amount, based on the number of days elapsed during the fiscal year in which the date of termination occurs, of the target bonus provided for in his employment agreement (75% of annual base salary). He will also receive immediate vesting of any unvested TSUs and be eligible for benefit continuation for 18 months following termination. Mr. Cofelice’s employment agreement contains provisions addressing confidentiality, non-disclosure, non-competition, non-solicitation, non-disparagement and ownership of intellectual property.
Jeffrey S. Levy.   In conjunction with the entry into the Arrangement Agreement, the Company entered into a consulting agreement with Mr. Levy. This consulting agreement provides that, following Mr. Levy’s resignation from his employment with the Company as the Company’s Senior Vice President, General Counsel and Corporate Secretary, Mr. Levy will provide services as a consultant for the Company, effective immediately following the execution of the Arrangement Agreement until December 31, 2021 (the “Levy Consulting Period”). The consulting agreement further provides that Mr. Levy shall receive a fee of $600,000 in the aggregate for such services, to be distributed in equal quarterly payments of $150,000 throughout the Levy Consulting Period, with the receipt of such payments being subject to Mr. Levy’s compliance with certain post-employment covenants and to the closing of the Arrangement.
For an estimate of the value of the severance benefits that would become payable to each of Atlantic Power’s named executive officers if a qualifying termination of employment were to occur immediately following the Effective Time of the Arrangement and the value of benefits payable to Mr. Levy as a result of the completion of the Arrangement, see “— Golden Parachute Compensation” below.
Indemnification and Insurance
Pursuant to the terms of the Arrangement Agreement, Atlantic Power directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the Arrangement. Such indemnification and insurance coverage is further described in the section entitled “The Arrangement Agreement — Indemnification and Insurance” beginning on page 111.
Employment Arrangements After Closing
Prior to the execution of the Arrangement Agreement, I Squared Capital did not engage in any discussion or enter into any agreement or arrangement with Atlantic Power employees (including executive officers) regarding post-closing compensation arrangements of any kind. As of the date of this information circular and proxy statement, none of the Company’s executive officers has an understanding regarding potential employment or other retention terms with the Company, I Squared Capital, the Purchasers or any of their respective affiliates other than the employment agreements described above, nor have the Company’s executive officers entered into any definitive agreements or arrangements regarding employment or other retention with the Company, I Squared Capital, the Purchasers or any of their respective affiliates other than the employment agreements described above. However, prior to the Effective Time of the Arrangement, I Squared Capital or the Purchasers or their affiliates may seek to initiate discussions regarding employment or other retention terms and may enter into definitive agreements regarding employment or retention for certain of the Company’s executive officers, to be effective as of, or after, the Effective Time of the Arrangement.
As described above under “— Employment and Consulting Agreements” in conjunction with the entry into the Arrangement Agreement, the Company entered into a consulting agreement with Mr. Levy, its former Senior Vice President, General Counsel and Corporate Secretary. This consulting agreement provides that, following Mr. Levy’s resignation from his employment with the Company, Mr. Levy will provide services as a consultant for the Company, effective immediately following the execution of the Arrangement

Agreement until December 31, 2021 (the “Levy Consulting Period”). The consulting agreement further provides that Mr. Levy shall receive a fee of $600,000 in the aggregate for such services, to be distributed in equal quarterly payments of $150,000 throughout the Levy Consulting Period, with the receipt of such payments being subject to Mr. Levy’s compliance with certain post-employment covenants and to the closing of the Arrangement. I Squared Capital reviewed the terms of the consulting agreement, but did not participate in the negotiation of the consulting agreement.
Golden Parachute Compensation
The following table sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for Atlantic Power’s named executive officers based on the Arrangement, assuming that the Effective Time of the Arrangement occurred on April 30, 2021, to the extent relevant, the named executive officers have a qualifying termination of employment immediately following the completion of the Arrangement and a per Common Share price of US$3.03. The actual amounts payable would depend on the date of termination, the manner of termination and the terms of agreements in effect at such time, as applicable. Mr. Rorabaugh, while technically a named executive officer, will receive no benefits in connection with the completion of the Arrangement and so is not included in the table below.
	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)(4)
Name
James J. Moore	1,290,599	1,451,284	84,244	2,826,107
Terrence Ronan	1,728,750	456,802	67,463	2,253,015
Joseph E. Cofelice	897,808	456,802	66,213	1,420,823
Jeffrey S. Levy	600,000	0	0	600,000

(1)
This amount includes the estimated total cash severance payments which would be payable under each of Messrs. Moore, Ronan and Cofelice’s employment agreement assuming a termination date of, and the completion of the Arrangement occurring on, April 30, 2021. All components of the cash severance amount are “double-trigger” (i.e., they are contingent upon a qualifying termination of employment). These severance arrangements are further described above under “— Employment and Consulting Agreements” above. The amounts reflected in the table for Mr. Levy are “single-trigger” and payable to him under his consulting agreement (described above under “— Employment and Consulting Agreements”), assuming (i) Mr. Levy’s services are not terminated by the Company by reason of his material breach of his obligations under his consulting agreement and (ii) Mr. Levy does not voluntarily terminate his services (other than as a result of death, disability or the Company’s material breach of its obligations under Mr. Levy’s consulting agreement).

(2)
This amount includes the estimated value of unvested TSUs and Transition Units, the vesting of which will be accelerated immediately prior to the Effective Time on a “single-trigger” basis. Mr. Levy resigned on January 1, 2021. Upon his resignation, he forfeited all of his unvested TSUs. The value attributable to each type of accelerated equity held by Atlantic Power’s named executive officers is as follows:

	Unvested
Named Executive Officer	TSUs ($)	Unvested Transition Units ($)	Total ($)
James J. Moore	633,330	817,954	1,451,284
Terrence Ronan	456,802	—	456,802
Joseph E. Cofelice	456,802	—	456,802
Jeffrey S. Levy	0	—	0

(3)
This amount includes the estimated value of the continued benefits, during the applicable post-termination period (18 months for Mr. Moore (US$82,244) and Mr. Cofelice ($66,213)), and 12 months for Mr. Ronan (US$42,463), or where not available, cash payment in lieu of such benefits, as well as the maximum potential cost of outplacement services for Mr. Ronan ($25,000), in each case, that the relevant named executive officer would be entitled to under his employment agreement assuming a termination date of, and the completion of the Arrangement occurring on, April 30, 2021. All of these benefits are “double-trigger” (i.e., they are contingent upon a qualifying termination of employment). These benefits are further described above under “— Employment and Consulting Agreements”.
(4)
Includes the aggregate dollar value of the sum of all estimated amounts reported in the preceding columns.

Material U.S. Federal Income Tax Consequences
The following is a summary of the material U.S. federal income tax consequences of the Arrangement that may be relevant to a beneficial owner of Common Shares and Preferred Shares that is a U.S. Holder (as defined below) whose Common Shares or Preferred Shares are converted into the right to receive the Common Share Consideration or Preferred Share Consideration, as applicable, pursuant to the Arrangement.
This summary is based on provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, rulings and judicial interpretations thereof, in force as of the date hereof. Those authorities may be changed at any time, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below.
This summary is not a comprehensive discussion of all of the tax consequences of the Arrangement that may be relevant to any particular holder of Common Shares or Preferred Shares in light of such holder’s particular facts and circumstances. In particular, this summary is directed only to U.S. Holders that hold Common Shares or Preferred Shares as capital assets and does not deal with special classes of holders, such as banks or other financial institutions, regulated investment companies, insurance companies, holders that own or are treated as owning 10% or more (by vote or value) of any class of our stock, holders that acquired Common Shares or Preferred Shares pursuant to the exercise of an employee stock option, TSUs, DSUs, or otherwise as compensation, holders who are related to Purchasers or one or more affiliates of Purchasers for U.S. federal income tax purposes, persons holding Common Shares or Preferred Shares in connection with a permanent establishment or fixed base in Canada, entities or arrangements that are treated as partnerships for U.S. federal income tax purposes (or partners therein), tax-exempt organizations, brokers or dealers in securities or currencies, traders in securities electing to mark to market, persons holding Common Shares or Preferred Shares as part of a hedging or conversion transaction or a straddle, or persons whose functional currency is not the U.S. dollar. Moreover, this summary does not address state, local or foreign taxes, the U.S. federal estate and gift taxes, or the Medicare contribution tax applicable to net investment income of certain non-corporate U.S. Holders, or any alternative minimum tax consequences.
For purposes of this summary, a “U.S. Holder” is a beneficial owner of Common Shares or Preferred Shares that is a citizen or resident of the United States or a U.S. domestic corporation or that otherwise is subject to U.S. federal income taxation on a net income basis in respect of such Common Shares or Preferred Shares.
You should consult your own tax advisors about the consequences of the exchange of Common Shares or Preferred Shares pursuant to the Arrangement, including the relevance to your particular situation of the considerations discussed below and any consequences arising under foreign, state, local or other tax laws.
Disposition of Common Shares or Preferred Shares
Subject to the discussions below under the heading “— Passive Foreign Investment Company Considerations,” upon the exchange of Common Shares or Preferred Shares for the Common Share Consideration or Preferred Share Consideration, as applicable, pursuant to the Arrangement (or in connection with the exercise of Dissent Rights), a U.S. Holder will realize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount realized on the exchange and the U.S. Holder’s adjusted tax basis in the shares, as determined in U.S. dollars as discussed below (other than, with respect to the exercise of Dissent Rights, amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary interest income). Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same time and cost).

Such gain or loss will be capital gain or loss, and will generally be long-term capital gain or loss if the shares have been held for more than one year. Long-term capital gain realized by certain non-corporate U.S. Holders, including individuals, generally is subject to taxation at a preferential rate. The deductibility of capital losses is subject to limitations.
Receipt of Canadian Currency
The U.S. dollar value of any Canadian dollars or rights to receive Canadian dollars, in each case, received as a result of the exchange of Common Shares or Preferred Shares pursuant to the Arrangement (or in connection with the exercise of Dissent Rights) generally will be determined based on the exchange rate applicable on the date such Canadian dollars or rights to receive Canadian dollars are received or includible in income, as applicable (regardless of whether such Canadian dollars are converted into U.S. dollars at that time). A U.S. Holder that receives Canadian dollars pursuant to such rights to receive Canadian dollars at a time when the applicable exchange rate is different from the rate used to determine the U.S. dollar value of the amount includible in income or that converts such Canadian dollars into U.S. dollars at an exchange rate other than the rate used to determine the U.S. dollar value of the Canadian dollars received may recognize a foreign currency exchange gain or loss, which generally would be U.S. source ordinary income or loss. U.S. Holders that receive any amounts in Canadian dollars or rights to receive Canadian dollars as a result of the Arrangement (or in connection with the exercise of dissent rights) should consult their own tax advisors regarding the U.S. federal income tax consequences of receiving, owning and disposing of Canadian dollars.
Passive Foreign Investment Company Considerations
A non-U.S. corporation will be classified as a “passive foreign investment company” (a “PFIC”) for any taxable year, if after the application of certain “look-through” rules, (a) at least 75% of its gross income is “passive income” as that term is defined in the relevant provisions of the Code (e.g., dividends, interest, royalties, or gains on the disposition of certain minority interests), or (b) at least 50% of the average value of its assets (generally determined on the basis of a quarterly average) consists of assets that produce, or are held for the production of, “passive income.” To the Company’s knowledge, the Company is not, and has never been, a PFIC. If the Company were classified as a PFIC for any taxable year during which a U.S. Holder held Common Shares or Preferred Shares, such classification could result in adverse tax consequences to such U.S. Holder, and U.S. federal income tax consequences of the exchange of Common Shares or Preferred Shares pursuant to the Arrangement different than those described above might apply. These consequences could include having gains realized on the exchange treated as ordinary income rather than capital gain and being subject to punitive interest charges on such gains. U.S. Holders should consult their own tax advisors regarding the potential application of the PFIC rules to their exchange of Common Shares or Preferred Shares pursuant to the Arrangement.
Backup Withholding and Information Reporting
Proceeds from the exchange of Common Shares or Preferred Shares pursuant to the Arrangement to a U.S. Holder generally may be subject to the information reporting requirements of the Code and may be subject to backup withholding unless the U.S. Holder provides an accurate taxpayer identification number and makes any other required certification or otherwise establishes an exemption. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder will be allowed as a refund or credit against the U.S. Holder’s U.S. federal income tax liability, provided the required information is furnished to the U.S. Internal Revenue Service in a timely manner.
A holder that is not a U.S. Holder may be required to comply with certification and identification procedures in order to establish its exemption from information reporting and backup withholding.
Material Canadian Federal Income Tax Consequences
The following is a general summary of the principal Canadian federal income tax considerations in respect of the Continuance and the Arrangement generally applicable to Common Shareholders and Preferred Shareholders (collectively, “Holders”) who, for purposes of the Income Tax Act (Canada) and the regulations thereunder (collectively, the “Tax Act”) and at all relevant times, (i) deal at arm’s length with the Company, APPEL and the Purchasers and are not affiliated with the Company, APPEL or any Purchaser, (ii) beneficially own their Common Shares and Preferred Shares (as applicable), and (iii) hold such Common Shares and Preferred Shares (as applicable) as capital property. Generally, Common Shares and Preferred Shares will be capital property to a Holder unless the Holder holds such Common Shares and Preferred Shares (as applicable) in the course of carrying on a business or acquired such Common Shares and Preferred Shares (as applicable) in a transaction or transactions considered to be an adventure or concern in the nature of trade.
This summary does not address the tax consequences to a holder who is a beneficial owner of Incentive Securities. Such holders should consult their own tax advisors.
This summary is based on the current provisions of the Tax Act and an understanding of the current administrative policies and assessing practices of the Canada Revenue Agency published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Tax Proposals”) and assumes that all Tax Proposals will be enacted in the form proposed. However, no assurances can be given that the Tax Proposals will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in law or administrative policy or assessing practice, whether by legislative, administrative or judicial action, nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction, which may differ from those discussed herein.
This summary is not applicable to a Holder (i) that is a “financial institution” as defined in the Tax Act for the purposes of the “mark-to-market” rules, (ii) that is a “specified financial institution” as defined in the Tax Act, (iii) an interest in which would be a “tax shelter investment” within the meaning of the Tax Act, (iv) who has acquired Common Shares or Preferred Shares on the exercise of an employee stock option, under an Incentive Security, or otherwise in connection with employment, (v) who reports “Canadian tax results” within the meaning of section 261 of the Tax Act in a currency other than Canadian currency; or (vi) that has entered into a “derivative forward agreement” as defined in the Tax Act in respect of the Common Shares or Preferred Shares (as applicable). In addition, this summary does not apply to a Holder that is exempt from tax under Part I of the Tax Act. Such Holders should consult their own tax advisors.
This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, Holders should consult with their own tax advisors for advice regarding the income tax consequences to them of disposing of their Common Shares or Preferred Shares pursuant to the Arrangement, having regard to their own particular circumstances, and any other consequences to them of such transactions under Canadian federal, provincial, local and foreign tax laws.
Currency Conversion
Generally, for purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of Common Shares or Preferred Shares must be determined in Canadian dollars. Any such amount that is expressed or denominated in a currency other than Canadian dollars must be converted into Canadian dollars using the relevant exchange rate determined in accordance with the Tax Act.
Continuance
The Continuance will not give rise to a disposition of Preferred Shares for purposes of the Tax Act and no tax will be payable by a Holder of Preferred Shares on the Continuance.
Holders Resident in Canada
This portion of the summary is generally applicable to a Holder who, for purposes of the Tax Act and at all relevant times, is or is deemed to be, resident in Canada (a “Resident Holder”).
Resident Holders whose Common Shares or Preferred Shares might not otherwise be considered to be capital property may, in certain circumstances, make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have the Common Shares, Preferred Shares and all other “Canadian securities”, as defined in the Tax Act, owned by such Resident Holder in the taxation year, and in all subsequent taxation years, deemed to be capital property. Resident Holders should consult with their own tax advisors for advice with respect to whether an election under subsection 39(4) of the Tax Act is available or advisable in their particular circumstances.
Disposition of Common Shares Under the Arrangement
Generally, a Resident Holder who disposes of Common Shares to Tidal Power Holdings Limited under the Arrangement will realize a capital gain (or capital loss) to the extent that the proceeds of disposition received by the Resident Holder for such Common Shares under the Arrangement, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of such Common Shares immediately before the disposition. Such capital gain (or capital loss) will be subject to the tax treatment described under “The Arrangement — Material Canadian Federal Income Tax Consequences — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses,” beginning on page 78.
Treatment of Preferred Shares Under the Arrangement
A Resident Holder whose Preferred Shares are transferred to APPEL under the Arrangement will be considered to have disposed of such Preferred Shares to APPEL in consideration for the Preferred Share Consideration to which such Resident Holder is entitled. A Resident Holder will not be deemed to have received a taxable dividend as a result of the disposition of a Preferred Share to APPEL provided that the paid-up capital of such Preferred Share for purposes of the Tax Act at the time of the disposition exceeds the amount paid by APPEL for such Preferred Share pursuant to the Arrangement. This summary assumes that the paid-up capital of each Preferred Share for purposes of the Tax Act will exceed the Preferred Share Consideration and, accordingly, that no dividend will be deemed to be received by a Resident Holder on the transfer of a Preferred Share to APPEL under the Arrangement. If the paid-up capital of a Preferred Share does not exceed the Preferred Share Consideration, the income tax consequences to a Resident Holder could in some respects be materially and adversely different.
The amount paid by APPEL for a Preferred Share disposed of by a Resident Holder under the Arrangement will be treated as proceeds of disposition of the Preferred Share. The Resident Holder will realize a capital gain (or capital loss) to the extent that the proceeds of disposition received from APPEL exceed (or are less than) the adjusted cost base to the Resident Holder of such Preferred Shares immediately before the disposition and any reasonable costs of disposition. Such capital gain (or capital loss) will be subject to the tax treatment described under “Material Canadian Federal Income Tax Consequences — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses,” beginning on page 78.
Dissenting Resident Holders
As described under “Dissent Rights of Common Shareholders and Preferred Shareholders in Respect of the Arrangement” and “Dissent Rights of Preferred Shareholders in Respect of the Continuance,” (i) a Resident Holder of Common Shares who has validly exercised that Resident Holder’s dissent right in respect of the Arrangement (a “Resident Dissenting Common Holder”) will be considered to have disposed of such Resident Holder’s Common Shares to Tidal Power Holdings Limited and will be entitled to receive a payment from Tidal Power Holdings Limited of an amount equal to the fair value of the Common Shares held by such Resident Holder; and (ii) a Resident Holder of Preferred Shares who has validly exercised that Resident Holder’s dissent right in respect of either the Arrangement or the Continuance (a “Resident Dissenting Preferred Holder”) will be considered to have had its Preferred Shares transferred to APPEL and to have disposed of such Preferred Shares to APPEL and will be entitled to receive a payment from APPEL of an amount equal to the fair value of the Preferred Shares held by such Resident Holder.
The amount paid by Tidal Power Holdings Limited for a Common Share disposed of by a Resident Dissenting Common Holder as a result of such Resident Dissenting Common Holder’s exercise of its dissent rights will be treated as proceeds of disposition of the Common Share. A Resident Dissenting Common Holder will realize a capital gain (or capital loss) to the extent that the proceeds of disposition received from Tidal Power Holdings Limited on the disposition of the Common Shares, less any interest awarded by the Court, exceed (or are less than) the adjusted cost base to the Resident Dissenting Common Holder of such Common Shares immediately before the disposition and any reasonable costs of disposition.

Such capital gain (or capital loss) will be subject to the tax treatment described under “Material Canadian Federal Income Tax Consequences — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses,” beginning on page 78.
A Resident Dissenting Preferred Holder who disposes of a Preferred Share to APPEL as a result of such Resident Dissenting Preferred Holder’s exercise of its dissent rights will not be deemed to have received a taxable dividend as a result of the disposition provided that the paid-up capital of such Preferred Share for purposes of the Tax Act at the time of the disposition exceeds the amount paid by APPEL for such Preferred Share. This summary assumes that the paid-up capital of each Preferred Share for purposes of the Tax Act will exceed the amount paid by APPEL for such Preferred Share and, accordingly, that no dividend will be deemed to be received by a Resident Dissenting Preferred Holder on the disposition of a Preferred Share to APPEL as a result of such Resident Dissenting Preferred Holder’s exercise of its dissent rights. If the paid-up capital of a Preferred Share does not exceed the amount paid by APPEL for such Preferred Share, the income tax consequences to a Resident Dissenting Preferred Holder could in some respects be materially and adversely different. The amount paid by APPEL for a Preferred Share disposed of by a Resident Dissenting Preferred Holder as a result of such Resident Dissenting Preferred Holder’s exercise of its dissent rights will be treated as proceeds of disposition of the Preferred Share. The Resident Dissenting Preferred Holder will realize a capital gain (or capital loss) to the extent that the proceeds of disposition received from APPEL, less any interest awarded by the Court, exceed (or are less than) the adjusted cost base to the Resident Dissenting Preferred Holder of such Preferred Shares immediately before the disposition and any reasonable costs of disposition. Such capital gain (or capital loss) will be subject to the tax treatment described under “Material Canadian Federal Income Tax Consequences — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses,” beginning on page 78.
Any interest awarded by a Court must be included in the dissenting Resident Holder’s income for the purposes of the Tax Act.
Taxation of Capital Gains and Capital Losses
Generally, one-half of any capital gain (a “taxable capital gain”) realized by a Resident Holder in a taxation year must be included in the Resident Holder’s income for the year, and one-half of any capital loss (an “allowable capital loss”) realized by a Resident Holder in a taxation year must be deducted from taxable capital gains realized by the Resident Holder in that year. Allowable capital losses for a taxation year in excess of taxable capital gains for that year generally may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, to the extent and under the circumstances described in the Tax Act.
The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a Common Share or Preferred Share may be reduced by the amount of any dividends received or deemed to be received at or before such time on the Common Share or Preferred Share (as the case may be), subject to and in accordance with the provisions of the Tax Act. Similar rules may apply where the Common Share or Preferred Share (as applicable) is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Resident Holders to whom these rules may apply should consult their own tax advisors.
Additional Refundable Tax
A Resident Holder that is throughout the taxation year a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable to pay a tax (refundable in certain circumstances) on certain investment income including amounts in respect of interest and taxable capital gains.
Alternative Minimum Tax
Capital gains realized by a Resident Holder that is an individual or a trust, other than certain specified trusts, may give rise to alternative minimum tax under the Tax Act. Resident Holders should consult their own tax advisors in this regard.

Holders not Resident in Canada
This portion of the summary is generally applicable to a Holder who, for purposes of the Tax Act and at all relevant times, (i) is not, and is not deemed to be, resident in Canada, and (ii) does not use or hold (and is not deemed to use or hold) the Common Shares or Preferred Shares (as applicable) in connection with a trade or business that the Holder carries on, or is deemed to carry on, in Canada at any time (a “Non-Resident Holder”).
Special rules, which are not discussed in this summary, may apply to a non-Canadian Holder that is an insurer that carries on an insurance business in Canada and elsewhere and to an “authorized foreign bank,” as defined in the Tax Act. Such persons should consult with their own tax advisors.
Disposition of Common Shares Under the Arrangement or Pursuant to Dissent Rights
A Non-Resident Holder that disposes of Common Shares pursuant to the Arrangement or that receives payment for their Common Shares pursuant to the exercise of dissent rights in respect of the Arrangement will not be subject to tax under the Tax Act in respect of any capital gain realized on the disposition of Common Shares unless such Common Shares constitute “taxable Canadian property” to the Non-Resident Holder within the meaning of Tax Act and the Non-Resident Holder is not entitled to relief under an applicable tax treaty. See “Material Canadian Federal Income Tax Consequences — Holders not Resident in Canada — Taxable Canadian Property,” beginning on page 79.
A Non-Resident Holder of Common Shares that exercises dissent rights in respect of the Arrangement will not be subject to Canadian withholding tax on any amount of interest that is awarded by a Court provided such interest is not “participating debt interest” (as defined in the Tax Act).
Disposition of Preferred Shares Under the Arrangement or Pursuant to Dissent Rights
A Non-Resident Holder whose Preferred Shares are transferred to APPEL under the Arrangement or that receives payment for their Preferred Shares pursuant to the exercise of their dissent rights in respect of the Arrangement or the Continuance will be considered to have disposed of such Preferred Shares to APPEL. A Non-Resident Holder will not be deemed to have been paid or to have received a taxable dividend as a result of the disposition of a Preferred Share to APPEL provided that the paid-up capital of such Preferred Share for purposes of the Tax Act at the time of the disposition exceeds the amount paid by APPEL for such Preferred Share pursuant to the Arrangement or in connection with the exercise of their dissent rights. This summary assumes that the paid-up capital of each Preferred Share for purposes of the Tax Act will exceed the Preferred Share Consideration and any amount paid in connection with the exercise of dissent rights, and, accordingly, that no dividend will be deemed to be paid to or received by a Non-Resident Holder on the transfer of a Preferred Share to APPEL under the Arrangement. If the paid-up capital of a Preferred Share does not exceed the Preferred Share Consideration or the amount paid in connection with the exercise of dissent rights (as the case may be), the income tax consequences to a Non-Resident Holder could in some respects be materially and adversely different, and may include the imposition of Canadian withholding tax.
A Non-Resident Holder whose Preferred Shares are transferred to APPEL pursuant to the Arrangement or that receives payment for their Preferred Shares pursuant to the exercise of their dissent rights in respect of the Arrangement or the Continuance will not be subject to tax under the Tax Act in respect of any capital gain realized on the disposition of Preferred Shares unless such Preferred Shares constitute “taxable Canadian property” to the Non-Resident Holder within the meaning of Tax Act and the Non-Resident Holder is not entitled to relief under an applicable tax treaty. See “Material Canadian Federal Income Tax Consequences — Holders not Resident in Canada — Taxable Canadian Property,” beginning on page 79.
A Non-Resident Holder of Preferred Shares that exercises dissent rights in respect of the Arrangement or the Continuance will not be subject to Canadian withholding tax on any amount of interest that is awarded by a Court provided such interest is not “participating debt interest” (as defined in the Tax Act).
Taxable Canadian Property
The Common Shares generally will not constitute taxable Canadian property to a Non-Resident Holder at a particular time provided that the Common Shares are listed on a designated stock exchange within the meaning of the Tax Act (which currently includes the TSX and the NYSE) at such time, unless, at any time during the sixty-month period that ends at that time: (a) (i) the Non-Resident Holder, (ii) persons with whom the Non-Resident Holder did not deal at arm’s length, (iii) partnerships in which the Non-Resident Holder or any person described in (ii) holds an interest directly or indirectly through one or more partnerships, or (iv) the Non-Resident Holder together with all persons described in (ii) and (iii), owned 25% or more of any class or series of shares of the capital stock of the Company; and (b) more than 50% of the fair market value of the Common Shares was derived, directly or indirectly from one or any combination of: (i) real or immovable property situated in Canada; (ii) “Canadian resource properties” (as defined in the Tax Act); (iii) “timber resource properties” (as defined in the Tax Act); or (iv) options or interest in respect of property described in (i), (ii) and (iii), whether or not such property exists.
The Preferred Shares generally will not constitute taxable Canadian property to a Non-Resident Holder at a particular time provided that the Preferred Shares are listed on a designated stock exchange (which currently includes the TSX) at such time, unless, at any time during the sixty-month period that ends at that time, the test described above is satisfied in respect of the Preferred Shares (for greater certainty, as though the share ownership test described in (a) in the immediately preceding paragraph referred to APPEL).
Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, Common Shares or Preferred Shares which are not otherwise taxable Canadian property could be deemed to be taxable Canadian property.
Non-Resident Holders whose Common Shares or Preferred Shares may, or may be deemed to be, taxable Canadian property should consult their own tax advisors.
Certain Relationships Between the Purchasers, Atlantic Power and APPEL
As of the date of this information circular and proxy statement, there are no material relationships between the Purchasers or any of their affiliates, on the one hand, and Atlantic Power, APPEL or any of their respective affiliates, on the other hand, other than in respect of the Arrangement Agreement and those arrangements described above under “The Arrangement — Background to the Arrangement,” beginning on page 27, “The Arrangement — Interests of the Company’s Directors and Executive Officers in the Arrangement,” beginning on page 68, “The Arrangement — Financing of the Arrangement,” beginning on page 66 and “The Arrangement — Limited Guaranty,” beginning on page 67.

THE PARTIES TO THE ARRANGEMENT
The Company, APPEL and APLP
The Company is an independent power producer that owns power generation assets in eleven states in the United States and two provinces in Canada. The generation projects sell electricity and steam to investment-grade utilities and other creditworthy large customers predominantly under long-term power purchase agreements that have expiration dates ranging from 2021 to 2043. The Company seeks to minimize its exposure to commodity prices through provisions in the contracts, fuel supply agreements and hedging arrangements. The projects are diversified by geography, fuel type, technology, dispatch profile and offtaker (customer). Approximately 75% of the projects in operation are 100% owned and directly operated and maintained by the Company. The Company has expertise in operating most fuel types, including gas, hydro, and biomass, and it owns a 40% interest in one coal project. Each of APPEL and APLP is an indirect wholly-owned subsidiary of the Company. All of the common shares of APPEL are owned by APLP.
The Company’s registered address is 1066 West Hastings Street, Suite 2600 Vancouver, British Columbia, Canada V6E 3X1. APPEL’s registered address is 525 8th Avenue S.W., Suite 2400 Calgary, Alberta, Canada T2P 1G1. APLP’s registered address is 333 Bay Street, 3400, Toronto, Ontario, Canada, M5H 2S7. The Company’s principal executive office is located at 3 Allied Drive, Suite 155 Dedham, Massachusetts, United States 02026.
Additional information concerning the Company, APPEL and APLP is included in the Company reports incorporated by reference in this information circular and proxy statement. See the section entitled “Where You Can Find More Information,” beginning on page 130 of this information circular and proxy statement. The Common Shares are currently listed for trading on the TSX under the symbol “ATP” and the NYSE under the symbol “AT”. The Series 1 Preferred Shares, Series 2 Preferred Shares and Series 3 Preferred Shares are currently listed for trading on the TSX under the symbols “AZP.PR.A”, “AZP.PR.B” and “AZP.PR.C”, respectively. The Company Debentures are listed for trading on the TSX under the symbol “ATP.DB.E”.
The Purchasers
Tidal Power Holdings Limited is a corporation duly formed and validly existing under the laws of the United Kingdom and Tidal Power Aggregator L.P. is a limited partnership duly formed and validly existing under the laws of the Cayman Islands. Each were incorporated solely for the purpose of engaging in the transactions contemplated by the Arrangement Agreement, and have not engaged in any business activities other than in connection with the transactions contemplated by the Arrangement Agreement and obtaining the Equity Financing contemplated by the Arrangement Agreement. The Purchasers are affiliated with the Equity Investor.
The Equity Investor and I Squared Capital
Upon completion of the Arrangement, the Company will be directly owned by the Purchasers and indirectly owned by the Equity Investor, ISQ Global Infrastructure Fund II. ISQ Global Infrastructure Fund II was established by I Squared Capital, an independent global infrastructure investment manager focusing on energy, utilities, telecom and transport in North America, Europe, and select high growth economies.

THE COMMON SHAREHOLDER MEETING
Date, Time and Place of the Common Shareholder Meeting
The Common Shareholder Meeting is scheduled to be held as follows:
Date:
April 7, 2021

Time:
10:00 a.m., Eastern Daylight Time

Place:
virtually via live audio webcast over the internet at
https://web.lumiagm.com/422322246

Virtual Meeting
Out of an abundance of caution, to deal proactively with the unprecedented public health impact of the novel coronavirus COVID-19, and to mitigate risks to the health and safety of the Company’s communities, shareholders, employees and other stakeholders, the Common Shareholder Meeting will be held in a virtual-only format, which will be conducted via live audio webcast over the internet. Common Shareholders will have an equal opportunity to participate at the Common Shareholder Meeting online regardless of their geographic location.
Rationale for and Facilitation of Virtual Meeting
Health authority and governmental directives relating to the COVID-19 pandemic have led to, among other things, restrictions on public gatherings. The Company believes that conducting the Common Shareholder Meeting virtually, with no in-person attendance, will ensure the Company is in compliance with such directives. Further, the Company believes that conducting the Common Shareholder Meeting virtually will help ensure the well-being of Common Shareholders, while still enabling them to participate in the Common Shareholder Meeting. Common Shareholders will be able to vote online on all business brought before the Common Shareholder Meeting and submit questions for consideration, no matter where they are located. The Company believes that conducting the Common Shareholder Meeting virtually will provide easy access and communication at the meeting, while also encouraging active engagement and participation.
Proposals to be Considered at the Common Shareholder Meeting
At the Common Shareholder Meeting, holders of Common Shares will be asked to vote on a proposal to approve the Arrangement Resolution, which includes approval of the Arrangement Agreement and the Plan of Arrangement, to approve the NEO arrangement-related compensation, and to approve the adjournment of the Common Shareholder Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Arrangement Resolution. A copy of the Arrangement Resolution is attached as Annex A to this information circular and proxy statement. A copy of the Arrangement Agreement is attached as Annex D to this information circular and proxy statement. A copy of the Plan of Arrangement is attached as Annex E to this information circular and proxy statement.
Record Date
We have fixed February 16, 2021 as the record date for the Common Shareholder Meeting, and only holders of record of Common Shares on the record date are entitled to vote at the Common Shareholder Meeting. On the record date, there were approximately 89,222,568 Common Shares outstanding and entitled to vote.
Voting Rights; Quorum; Vote Required for Approval
Each Common Share entitles its holder to one vote on all matters properly coming before the Common Shareholder Meeting. The presence in person of two shareholders representing not less than 25% of the Common Shares entitled to vote shall constitute a quorum for the purpose of considering the proposals. In the event that a quorum is not present at the Common Shareholder Meeting, the meeting may be adjourned or postponed to solicit additional attendance. Broker non-votes are not counted as present for the purpose of determining whether a quorum is present and are included in the number of shares present or represented ad voting on each matter.
The Arrangement Resolution must be approved by the affirmative vote of not less than two-thirds of the votes cast by Common Shareholders present or represented by proxy at the Common Shareholder Meeting. In addition, the Arrangement Resolution must be approved by a majority of the votes cast at the Common Shareholder Meeting by Common Shareholders, excluding votes attached to Common Shares held by persons described in items (a) through (d) of Section 8.1(2) of MI 61-101. See the section entitled “The Arrangement — Canadian Securities Law Matters,” beginning on page 63. For the proposal to approve the Arrangement Resolution, you may vote FOR or AGAINST. Broker non-votes and Common Shares which are not voted will have no effect on the vote to approve the Arrangement Resolution.
Approval of the NEO arrangement-related compensation proposal requires the affirmative vote of the holders of a majority of the votes cast by Common Shareholders present or represented by proxy at the Common Shareholder Meeting and entitled to vote on the matter. For the proposal to approve NEO arrangement-related executive compensation, you may vote FOR or AGAINST. Broker-non votes and shares which are not voted will have no effect on the vote to approve the NEO arrangement-related compensation resolution.
The proposal to adjourn the Common Shareholder Meeting, if necessary, to solicit additional proxies requires the affirmative vote of the holders of a majority of the votes cast by shareholders present or represented by proxy at the Common Shareholder Meeting and entitled to vote on the matter. For the proposal to adjourn the Common Shareholder Meeting, if necessary, to solicit additional proxies, you may vote FOR or AGAINST. Broker non-votes and shares which are not voted will have no effect on the vote to approve the adjournment of the Common Shareholder Meeting.
As of February 16, 2021, the record date, the directors and executive officers of the Company held and are entitled to vote, in the aggregate, [•] Common Shares, representing approximately [•]% of the outstanding Common Shares.
The directors and executive officers have informed the Company that they intend to vote all of their Common Shares “FOR” the approval of the Arrangement Resolution, “FOR” the NEO arrangement-related compensation proposal, and “FOR” the adjournment proposal.
Appointment and Revocation of Proxies
Together with this information circular and proxy statement, Common Shareholders will also be provided a Form of Common Shareholder Proxy. The persons named in the Form of Common Shareholder Proxy are officers or directors of the Company. A Common Shareholder who wishes to appoint some other person to represent him, her or it at the Common Shareholder Meeting may do so by inserting such person’s name in the blank space provided in the accompanying Form of Common Shareholder Proxy or by completing another proper Form of Common Shareholder Proxy. Such other person appointed to represent a Common Shareholder need not be a Common Shareholder.
The document appointing a proxy must be in writing and completed and signed by a Registered Common Shareholder or his, her or its attorney authorized in writing or, if the Registered Common Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Instructions provided to the transfer agent by a Registered Common Shareholder must be in writing and completed and signed by the Registered Common Shareholder or his, her or its attorney authorized in writing or, if the Registered Common Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as officers, attorneys, executors, administrators, and trustees or similarly otherwise should so indicate and provide satisfactory evidence of such authority.
To be valid, a Form of Common Shareholder Proxy must be received at the offices of Computershare Investor Services Inc. (“Computershare”), 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1 or returned to Computershare by fax at 1-866-249-7775 (North America) or 1-416-263-9524 (outside North America), or at the offices of the Company by written instrument, fax or any other method of transmitting legibly recorded messages, so as not to arrive later than 10:00 a.m. (Eastern Daylight Time) on April 5, 2021. If the Common Shareholder Meeting is adjourned, the Form of Common Shareholder

Proxy must be received at the offices of Computershare no later than 10:00 a.m. (Eastern Daylight Time) on the day which is two business days before the date of the reconvened meeting at which the Form of Common Shareholder Proxy is to be used. The time limit for the receipt of proxies may be waived or extended by the Chair of the Common Shareholder Meeting at his or her discretion without notice.
Common Shareholders who wish to appoint a third party to represent them at the online Common Shareholder Meeting must submit their Form of Common Shareholder Proxy or voting instructions (if applicable) prior to registering the proxy holder. Registering the proxy holder is an additional step once the Common Shareholder has submitted their proxy or Voting Instruction Form. Failure to register the proxy holder will result in the proxy holder not receiving a user name to participate in the Common Shareholder Meeting. To register a proxy holder, Common Shareholders MUST visit https://www.computershare.com/AtlanticPower by no later than 10:00 a.m. (Eastern Daylight Time) on April 5, 2021 and provide Computershare with their proxy holder’s contact information, so that Computershare may provide the proxy holder with a user name via e-mail.
A Common Shareholder that has given a Form of Common Shareholder Proxy may revoke such Form of Common Shareholder Proxy: (a) by completing and signing a Form of Common Shareholder Proxy bearing a later date and depositing it as aforesaid; (b) by depositing an instrument in writing executed by the Common Shareholder or by his, her or its attorney authorized in writing: (i) at the registered office of the Company at any time up to and including the last business day preceding the day of the Common Shareholder Meeting or any adjournment thereof, at which the proxy is to be used, or (ii) with the Chair of the Common Shareholder Meeting prior to the commencement of such meeting on the day of such meeting or any adjournment thereof; or (c) in any other manner permitted by law. In order for a Beneficial Common Shareholder to revoke voting instructions previously given to his, her or its intermediary (such as a securities broker, financial institution, trustee, custodian or other nominee who holds securities on behalf of the Beneficial Common Shareholder or in the name of a clearing agency in which the intermediary is a participant) (an “Intermediary”) with respect to the voting of Common Shares the Beneficial Common Shareholder must carefully follow the procedures and instructions received from his, her or its Intermediary.
The persons named in the accompanying Form of Common Shareholder Proxy will vote such proxies in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Common Shareholder Proxy is executed and returned (and not revoked) prior to the Common Shareholder Meeting, the Common Shares represented by the form of proxy will be voted at the Common Shareholder Meeting as follows:
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FOR the approval of the Arrangement Resolution, the full text of which is set forth in Annex A;

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FOR the approval of the non-binding, advisory NEO arrangement-related compensation resolution; and

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FOR the adjournment of the Common Shareholder Meeting, if necessary, to solicit additional proxies.

The persons appointed pursuant to the Form of Common Shareholder Proxy are conferred with discretionary authority with respect to amendments to or variations of matters identified in the Form of Common Shareholder Proxy and with respect to other matters that may properly come before the Common Shareholder Meeting. In the event that amendments or variations to matters identified in the Notice of Common Shareholder Meeting are properly brought before the Common Shareholder Meeting, as applicable, it is the intention of the persons designated in the enclosed Form of Common Shareholder Proxy to vote in accordance with their best judgment on such matter or business. At the time of printing this information circular and proxy statement, the Board knows of no such amendments, variations or other matters.
Rights of Common Shareholders Who Object to the Arrangement
Pursuant to the Interim Order, Registered Common Shareholders as of the record date for the Common Shareholder Meeting will have a right to dissent under Division 2 of Part 8 of the BCBCA in respect of the Arrangement Resolution and to be paid an amount equal to the fair value of their Common Shares. See the section entitled “Dissent Rights of Common Shareholders and Preferred Shareholders in Respect of the Arrangement” as well as Annex J to this information circular and proxy statement.

Solicitation of Proxies
The solicitation of proxies for use at the Common Shareholder Meeting is being made by or on behalf of the Board. The solicitation of proxies for the Common Shareholder Meeting will be made primarily by mail, but proxies may also be solicited personally, by personal interview, mail, e-mail, telephone, facsimile or by other means of communication, by directors, officers and employees of the Company, at nominal cost. The Company will bear the cost in respect of the solicitation of proxies for the Common Shareholder Meeting and will bear the legal, printing and other costs associated with the preparation of the information circular and proxy statement. In addition, Kingsdale Advisors (“Kingsdale”) has been retained as the Company’s strategic shareholder advisor to assist in the solicitation of proxies for the Common Shareholder Meeting and Preferred Shareholder Meeting for reasonable and customary compensation for their services. Kingsdale can be contacted by phone toll free at 1-866-229-8263 (for calls in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.
Voting Procedures and Deadlines
As an alternative to the physical delivery of a Form of Common Shareholder Proxy to the offices of Computershare or the Company, a Registered Common Shareholder of record may vote in the following ways:
By Mail — Complete, sign, date and return the Form of Common Shareholder Proxy in the postage-paid envelope provided to Computershare Investor Services Inc., so as not to arrive later than 10:00 a.m. (Eastern Daylight Time) on April 5, 2021.
Internet — Go to www.investorvote.com/. Enter the 15-digit control number on the Form of Common Shareholder Proxy and follow the instructions to vote your Common Shares.
By Phone — Call 1-866-732-8683 (toll-free in North America) and enter the 15-digit control number printed on the Form of Common Shareholder Proxy. Follow the interactive voice recording instructions to submit your vote.
Online at the Special Meeting — Attend the Common Shareholder Meeting online and vote electronically during the meeting. Please do not fill out and return your Form of Common Shareholder Proxy if you intend to vote online at the Common Shareholder Meeting. You can access the Common Shareholder Meeting online by visiting https://web.lumiagm.com/422322246. To participate in the Common Shareholder Meeting online, you will need the 15-digit control number on the Form of Common Shareholder Proxy. Common Shares held in your name as the Common Shareholder of record may be voted electronically during the Common Shareholder Meeting. However, even if you plan to attend the Common Shareholder Meeting online, the Company recommends that you vote any Common Shares you hold in advance (via proxy using one of the methods described above), so that your vote will be counted if you later decide not to attend the Common Shareholder Meeting online.
The internet and telephone voting procedures are designed to authenticate Common Shareholders’ identities and to confirm that their instructions have been properly recorded. The deadline for internet and telephone voting is 10:00 a.m. (Eastern Daylight Time) on April 5, 2021.
For voting procedures for Beneficial Common Shareholders, please see the section entitled “Information for Beneficial Shareholders” beginning on page 94.
Participation in the Common Shareholder Meeting
The Common Shareholder Meeting will be hosted online by way of a live audio webcast. Common Shareholders will not be able to attend the Common Shareholder Meeting in person. A summary of the information that Common Shareholders will need to attend the online Common Shareholder Meeting is provided below. The Common Shareholder Meeting will begin at 10:00 a.m. Eastern Daylight Time on April 7, 2021 and is located at https://web.lumiagm.com/422322246.
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Registered Common Shareholders that have a 15-digit control number on their Form of Common Shareholder Proxy, along with duly appointed proxy holders who were assigned a user name by

Computershare (see details under “Common Shareholder Meeting — Appointment and Revocation of Proxies”), will be able to vote and submit questions during the Common Shareholder Meeting. To do so, please go to https://web.lumiagm.com/422322246 prior to the start of the Common Shareholder Meeting to login. Click on “I have a login” and enter your 15-digit control number (Registered Common Shareholders) or user name (duly appointed proxy holders) along with the password “atlantic2021” (case-sensitive). You should allow 30 minutes prior to the start of the Common Shareholder Meeting to check in online, ensuring that login credentials are entered accurately, and complete the related procedure.
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Beneficial Common Shareholders located in the United States who desire to attend the Common Shareholder Meeting online and indirectly vote their own Common Shares as proxy holder for the Registered Common Shareholder must first obtain a legal proxy from his, her or its broker, bank or other agent and then register in advance to attend the Common Shareholder Meeting (see the section entitled “Information for Beneficial Shareholders” beginning on page 94). The Beneficial Common Shareholder should follow the instructions from the broker or bank, or contact the broker or bank to request a legal proxy form. The Beneficial Common Shareholder must then register to attend the applicable Common Shareholder Meeting and submit a copy of the legal proxy to Computershare. Requests for registration should be directed to Computershare, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or e-mailed to uslegalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 10:00 a.m. (Eastern Daylight Time) on April 5, 2021. Computershare will send a confirmation of the registration by e-mail after receiving the registration materials. A user name will be provided by Computershare by e-mail the day before the Common Shareholder Meeting. A Beneficial Common Shareholder with a valid user name may attend the Common Shareholder Meeting, vote his, her or its shares indirectly for the Registered Common Shareholder and submit questions at the Common Shareholder Meeting.

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Beneficial Common Shareholders who have not duly appointed themselves as proxy holder and obtained a user name from Computershare will be able to attend the Common Shareholder Meeting as guests by clicking on “I am a Guest” and completing the online form. Guests may listen to the Common Shareholder Meeting; however, Beneficial Common Shareholders attending as guests will not be able to vote or submit questions.

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Registered Common Shareholders and duly appointed proxy holders who intend to vote during the Common Shareholder Meeting must be connected to the internet at all times during the Common Shareholder Meeting in order to vote when balloting commences. It is the shareholder’s or proxy holder’s responsibility to ensure connectivity for the duration of the Common Shareholder Meeting.

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Once the Chair has formally called the Common Shareholder Meeting to order, the items of business to be voted on and available voting options will be visible in the voting panel on the screen. Common Shareholders intending to vote during the online Common Shareholder Meeting will click on the voting choice to submit their vote. Beneficial Common Shareholders must first appoint themselves or a third party as proxy holder to participate in the online voting (see the section entitled “Information for Beneficial Shareholders” beginning on page 94).

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Registered Common Shareholders and duly appointed proxy holders who vote by the online ballot provided during the Common Shareholder Meeting are revoking any and all previously submitted votes. If a Registered Common Shareholder or duly appointed proxy holder does not wish to revoke a previously submitted vote, then they should not vote by ballot during the Common Shareholder Meeting. The Company recommends that Common Shareholders vote their Common Shares in advance (via proxy using one of the methods described above), so that their vote will be counted if they later decide not to attend the Common Shareholder Meeting online.

Submitting Questions Before or During the Common Shareholder Meeting
We believe that the ability of Common Shareholders to participate in the Common Shareholder Meeting in a meaningful way, including asking questions, remains important despite the decision to hold the Common Shareholder Meeting in a virtual-only format. Accordingly, following the Common Shareholder Meeting, management will hold a live Q&A session, during which we intend to answer all questions submitted before or during the Common Shareholder Meeting. Only those Common Shareholders attending the Common Shareholder Meeting as a Registered Common Shareholder or a Beneficial Common Shareholder as proxy holder for the Registered Common Shareholder may submit questions at the Common Shareholder Meeting, either before or during the Common Shareholder Meeting. Guests will not be able to submit questions either before or during the Common Shareholder Meeting.
Those Common Shareholders attending the Common Shareholder Meeting as a Registered Common Shareholder or a Beneficial Common Shareholder as proxy holder for the Registered Common Shareholder may submit questions beginning one hour prior to or during the Common Shareholder Meeting by accessing the Common Shareholder Meeting site at https://web.lumiagm.com/422322246, entering their control number or user name and the password “atlantic2021” (case-sensitive), and selecting the Questions icon. Compose your question and select the arrow icon to submit your question.
The Chair of the Common Shareholder Meeting reserves the right to edit or reject questions he deems inappropriate. The Chair of the Common Shareholder Meeting has broad authority to conduct the Common Shareholder Meeting in an orderly manner. To ensure the Common Shareholder Meeting is conducted in a manner that is fair to all Common Shareholders, the Chair of the Common Shareholder Meeting may exercise broad discretion in the order in which questions are asked and the amount of time devoted to any one question. It is anticipated that Common Shareholders will have substantially the same opportunity to ask questions on matters of business at the Common Shareholder Meeting as they would had it been held in person.
Technical Assistance
Common Shareholders should ensure they have their 15-digit control number(s) (Registered Common Shareholders) or user name(s) (duly appointed proxy holders) well in advance of the Common Shareholder Meeting. A user guide for the virtual Common Shareholder Meeting will be available on the Company’s website at www.atlanticpower.com under “INVESTORS — ACQUISITION BY I SQUARED CAPITAL.” The user guide provides information about logging in to the Common Shareholder Meeting, voting and asking questions during the Common Shareholder Meeting.
If you require assistance voting your Common Shares, as applicable, prior to the Common Shareholder Meeting, please contact Kingsdale Advisors at 1-866-229-8263 (for callers in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.
Other questions relating to the Common Shareholder Meeting may be directed to the Company by phone at 1-617-977-2700 or by e-mail at info@atlanticpower.com.

THE PREFERRED SHAREHOLDER MEETING
Date, Time and Place of the Preferred Shareholder Meeting
The Preferred Shareholder Meeting is scheduled to be held as follows:
Date:
April 7, 2021

Time:
11:00 a.m., Eastern Daylight Time

Place:
virtually via live audio webcast over the internet at
https://web.lumiagm.com/414674433

Virtual Meeting
Out of an abundance of caution, to deal proactively with the unprecedented public health impact of the novel coronavirus COVID-19, and to mitigate risks to the health and safety of APPEL’s communities, shareholders, employees and other stakeholders, the Preferred Shareholder Meeting will be held in a virtual-only format, which will be conducted via live audio webcast over the internet. Preferred Shareholders will have an equal opportunity to participate at the Preferred Shareholder Meeting online regardless of their geographic location.
Rationale for and Facilitation of Virtual Meeting
Health authority and governmental directives relating to the COVID-19 pandemic have led to, among other things, restrictions on public gatherings. APPEL believes that conducting the Preferred Shareholder Meeting virtually, with no in-person attendance, will ensure APPEL is in compliance with such directives. Further, APPEL believes that conducting the Preferred Shareholder Meeting virtually will help ensure the well-being of holders of Preferred Shares, while still enabling them to participate in the meeting. Preferred Shareholders will be able to vote online on all business brought before the Preferred Shareholder Meeting and submit questions for consideration, no matter where they are located. APPEL believes that conducting the Preferred Shareholder Meeting virtually will provide easy access and communication at the meeting, while also encouraging active engagement and participation.
Proposals to be Considered at the Preferred Shareholder Meeting
At the Preferred Shareholder Meeting, Preferred Shareholders will be asked to vote on a proposal to approve the Preferred Shareholder Resolution, which includes approval of the Arrangement Agreement and the Plan of Arrangement and on a proposal to approve the Continuance Resolution. A copy of the Preferred Shareholder Resolution is attached as Annex B to this information circular and proxy statement. A copy of the Arrangement Agreement is attached as Annex D to this information circular and proxy statement. A copy of the Plan of Arrangement is attached as Annex E to this information circular and proxy statement.
Record Date
We have fixed February 16, 2021 as the record date for the Preferred Shareholder Meeting, and only holders of record of Preferred Shares on the record date are entitled to vote at the Preferred Shareholder Meeting. On the record date, there were approximately 6,864,863 Preferred Shares outstanding and entitled to vote, comprised of 3,465,706 Series 1 Preferred Shares, 2,441,766 Series 2 Preferred Shares and 957,391 Series 3 Preferred Shares.
Voting Rights; Quorum; Vote Required for Approval
Each Preferred Share entitles its holder to one vote on all matters properly coming before the Preferred Shareholder Meeting. The presence in person of one shareholder representing not less than 10% of the Preferred Shares entitled to vote shall constitute a quorum for the purpose of considering the proposals. In the event that a quorum is not present at the Preferred Shareholder Meeting, the meeting may be adjourned or postponed to solicit additional attendance. Broker non-votes are not counted as present for the purpose of determining whether a quorum is present and are included in the number of shares present or represented ad voting on each matter.
The Preferred Shareholder Resolution must be approved by the affirmative vote of not less than two-thirds of the votes cast by Preferred Shareholders (voting as a single class) present or represented by proxy at the Preferred Shareholder Meeting. For the proposal to approve the Preferred Shareholder Resolution, you may vote FOR or AGAINST. Broker non-votes and Preferred Shares which are not voted will have no effect on the vote to approve the Arrangement Resolution.
The Continuance Resolution must be approved by the affirmative vote of not less than two-thirds of the votes cast by Preferred Shareholders (voting as a single class) present or represented by proxy at the Preferred Shareholder Meeting. For the proposal to approve the Preferred Shareholder Resolution, you may vote FOR or AGAINST. Broker non-votes and Preferred Shares which are not voted will have no effect on the vote to approve the Arrangement Resolution.
As of February 16, 2021, the record date, the directors and executive officers of the Company and APPEL held and are entitled to vote, in the aggregate, [•] Preferred Shares, representing approximately [•]% of the outstanding Preferred Shares.
The directors and executive officers have informed APPEL that they intend to vote all of their Preferred Shares “FOR” the approval of the Preferred Shareholder Resolution and “FOR” the approval of the Continuance Resolution.
Appointment and Revocation of Proxies
Together with this information circular and proxy statement, Preferred Shareholders will also be provided a Form of Preferred Shareholder Proxy. The persons named in the Form of Preferred Shareholder Proxy are officers or directors of APPEL. A Preferred Shareholder who wishes to appoint some other person to represent him, her or it at the Preferred Shareholder Meeting may do so by inserting such person’s name in the blank space provided in the accompanying Form of Preferred Shareholder Proxy or by completing another proper Form of Preferred Shareholder Proxy. Such other person appointed to represent a Preferred Shareholder need not be a Preferred Shareholder.
The document appointing a proxy must be in writing and completed and signed by a Registered Preferred Shareholder or his, her or its attorney authorized in writing or, if the Registered Preferred Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Instructions provided to the transfer agent by a Registered Preferred Shareholder must be in writing and completed and signed by the Registered Preferred Shareholder or his, her or its attorney authorized in writing or, if the Registered Preferred Shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Persons signing as officers, attorneys, executors, administrators, and trustees or similarly otherwise should so indicate and provide satisfactory evidence of such authority.
To be valid, a Form of Preferred Shareholder Proxy must be received at the offices of Computershare, 100 University Avenue, 8th Floor, Toronto, Ontario, Canada M5J 2Y1 or returned to Computershare by fax at 1-866-249-7775 (North America) or 1-416-263-9524 (outside North America), or at the offices of Atlantic Power by written instrument, fax or any other method of transmitting legibly recorded messages, so as not to arrive later than 11:00 a.m. (Eastern Daylight Time) on April 5, 2021. If the Preferred Shareholder Meeting is adjourned, the Form of Preferred Shareholder Proxy must be received at the offices of Computershare no later than 11:00 a.m. (Eastern Daylight Time) on the day which is two business days before the date of the reconvened meeting at which the Form of Preferred Shareholder Proxy is to be used. The time limit for the receipt of proxies may be waived or extended by the Chair of the Preferred Shareholder Meeting at his or her discretion without notice.
Preferred Shareholders who wish to appoint a third party to represent them at the online Preferred Shareholder Meeting must submit their Form of Preferred Shareholder Proxy or voting instructions (if applicable) prior to registering the proxy holder. Registering the proxy holder is an additional step once the Preferred Shareholder has submitted their proxy or Voting Instruction Form. Failure to register the proxy holder will result in the proxy holder not receiving a user name to participate in the Preferred Shareholder Meeting. To register a proxy holder, Preferred Shareholders MUST visit

https://www.computershare.com/AtlanticPowerPref by no later than 11:00 a.m. (Eastern Daylight Time) on April 5, 2021 and provide Computershare with their proxy holder’s contact information, so that Computershare may provide the proxy holder with a user name via e-mail.
A Preferred Shareholder that has given a Form of Preferred Shareholder Proxy may revoke such Form of Preferred Shareholder Proxy: (a) by completing and signing a Form of Preferred Shareholder Proxy bearing a later date and depositing it as aforesaid; (b) by depositing an instrument in writing executed by the Preferred Shareholder or by his, her or its attorney authorized in writing: (i) at the registered office of Atlantic Power at any time up to and including the last business day preceding the day of the Preferred Shareholder Meeting or any adjournment thereof, at which the proxy is to be used, or (ii) with the Chair of the Preferred Shareholder Meeting prior to the commencement of such meeting on the day of such meeting or any adjournment thereof; or (c) in any other manner permitted by law. In order for a Beneficial Preferred Shareholder to revoke voting instructions previously given to his, her or its Intermediary with respect to the voting of Preferred Shares the Beneficial Preferred Shareholder must carefully follow the procedures and instructions received from his, her or its Intermediary.
The persons named in the accompanying Form of Preferred Shareholder Proxy will vote such proxies in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying Form of Preferred Shareholder Proxy is executed and returned (and not revoked) prior to the Preferred Shareholder Meeting, the Preferred Shares represented by the form of proxy will be voted at the Preferred Shareholder Meeting as follows:
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FOR the approval of the Preferred Shareholder Resolution, the full text of which is set forth in Annex B; and

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FOR the approval of the Continuance Resolution, the full text of which is set forth in Annex C.

The persons appointed pursuant to the Form of Preferred Shareholder Proxy are conferred with discretionary authority with respect to amendments to or variations of matters identified in the Form of Preferred Shareholder Proxy and with respect to other matters that may properly come before the Preferred Shareholder Meeting. In the event that amendments or variations to matters identified in the Notice of Preferred Shareholder Meeting are properly brought before the Preferred Shareholder Meeting, as applicable, it is the intention of the persons designated in the enclosed Form of Preferred Shareholder Proxy to vote in accordance with their best judgment on such matter or business. At the time of printing this information circular and proxy statement, the APPEL Board knows of no such amendments, variations or other matters.
Rights of Preferred Shareholders Who Object to the Arrangement or the Continuance
Pursuant to the Interim Order, Registered Preferred Shareholders as of the record date for the Preferred Shareholder Meeting will have a right to dissent under Division 2 of Part 8 of the BCBCA in respect of the Preferred Shareholder Resolution and to be paid an amount equal to the fair value of their Preferred Shares. See the section entitled “Dissent Rights of Common Shareholders and Preferred Shareholders in Respect of the Arrangement” as well as Annex J to this information circular and proxy statement. Registered Preferred Shareholders will also have a right to dissent under Section 191 of the ABCA in respect of the Continuance Resolution and to be paid an amount equal to the fair value of their Preferred Shares. See the section entitled “Dissent Rights of Preferred Shareholders in Respect of the Continuance” as well as Annex K to this information circular and proxy statement.
Solicitation of Proxies
The solicitation of proxies for use at the Preferred Shareholder Meeting is being made by or on behalf of the APPEL Board. The solicitation of proxies for the Preferred Shareholder Meeting will be made primarily by mail, but proxies may also be solicited personally, by personal interview, mail, e-mail, telephone, facsimile or by other means of communication, by directors, officers and employees of APPEL or Atlantic Power, at nominal cost. APPEL or Atlantic Power will bear the cost in respect of the solicitation of proxies for the Preferred Shareholder Meeting and will bear the legal, printing and other costs associated with the preparation of the information circular and proxy statement. In addition, Kingsdale has been retained as strategic shareholder advisor to assist in the solicitation of proxies for the Common Shareholder Meeting and

Preferred Shareholder Meeting for reasonable and customary compensation for their services. APPEL or Atlantic Power may also reimburse brokers and other persons holding Preferred Shares in their name or in the name of nominees for their costs incurred in sending proxy material to their principals in order to obtain their proxies. Kingsdale can be contacted by phone toll free at 1-866-229-8263 (for calls in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.
Voting Procedures and Deadlines
As an alternative to the physical delivery of a Form of Preferred Shareholder Proxy to the offices of Computershare or Atlantic Power, a Registered Preferred Shareholder of record may vote in the following ways:
By Mail — Complete, sign, date and return the Form of Preferred Shareholder Proxy in the postage-paid envelope provided to Computershare Investor Services Inc., so as not to arrive later than 11:00 a.m. (Eastern Daylight Time) on April 5, 2021.
Internet — Go to www.investorvote.com. Enter the 15-digit control number on the Form of Preferred Shareholder Proxy and follow the instructions to vote your Preferred Shares.
By Phone — Call 1-866-732-8683 (toll-free in North America) and enter the 15-digit control number printed on the Form of Preferred Shareholder Proxy. Follow the interactive voice recording instructions to submit your vote.
Online at the Special Meeting — Attend the Preferred Shareholder Meeting online and vote electronically during the meeting. Please do not fill out and return your Form of Preferred Shareholder Proxy if you intend to vote online at the Preferred Shareholder Meeting. You can access the Preferred Shareholder Meeting online by visiting https://web.lumiagm.com/414674433. To participate in the Preferred Shareholder Meeting online, you will need the 15-digit control number on the Form of Preferred Shareholder Proxy. Preferred Shares held in your name as the Preferred Shareholder of record may be voted electronically during the Preferred Shareholder Meeting. However, even if you plan to attend the Preferred Shareholder Meeting online, APPEL recommends that you vote any Preferred Shares you hold in advance (via proxy using one of the methods described above), so that your vote will be counted if you later decide not to attend the Preferred Shareholder Meeting online.
The internet and telephone voting procedures are designed to authenticate Preferred Shareholders’ identities and to confirm that their instructions have been properly recorded. The deadline for internet and telephone voting is 11:00 a.m. (Eastern Daylight Time) on April 5, 2021.
For voting procedures for Beneficial Preferred Shareholders, please see the section entitled “Information for Beneficial Shareholders” beginning on page 94.
Participation in the Preferred Shareholder Meeting
The Preferred Shareholder Meeting will be hosted online by way of a live audio webcast. Preferred Shareholders will not be able to attend the Preferred Shareholder Meeting in person. A summary of the information that Preferred Shareholders will need to attend the online Preferred Shareholder Meeting is provided below. The Preferred Shareholder Meeting will begin at 11:00 a.m. Eastern Daylight Time on April 7, 2021 and is located at https://web.lumiagm.com/414674433.
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Registered Preferred Shareholders that have a 15-digit control number on their Form of Preferred Shareholder Proxy, along with duly appointed proxy holders who were assigned a user name by Computershare (see details under “Preferred Shareholder Meeting — Appointment and Revocation of Proxies”), will be able to vote and submit questions during the Preferred Shareholder Meeting. To do so, please go to https://web.lumiagm.com/414674433 prior to the start of the Preferred Shareholder Meeting to login. Click on “I have a login” and enter your 15-digit control number (Registered Preferred Shareholders) or user name (duly appointed proxy holders) along with the password “atlantic2021” (case-sensitive). You should allow 30 minutes prior to the start of the

Preferred Shareholder Meeting to check in online, ensuring that login credentials are entered accurately, and complete the related procedure.
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Beneficial Preferred Shareholders located in the United States who desire to attend the Preferred Shareholder Meeting online and indirectly vote their own Preferred Shares as proxy holder for the Registered Preferred Shareholder must first obtain a legal proxy from his, her or its broker, bank or other agent and then register in advance to attend the Preferred Shareholder Meeting (see the section entitled “Information for Beneficial Shareholders” beginning on page 94). The Beneficial Preferred Shareholder should follow the instructions from the broker or bank, or contact the broker or bank to request a legal proxy form. The Beneficial Preferred Shareholder must then register to attend the applicable Preferred Shareholder Meeting and submit a copy of the legal proxy to Computershare. Requests for registration should be directed to Computershare, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or e-mailed to uslegalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 11:00 a.m. (Eastern Daylight Time) on April 5, 2021. Computershare will send a confirmation of the registration by e-mail after receiving the registration materials. A user name will be provided by Computershare by e-mail the day before the Preferred Shareholder Meeting. A Beneficial Preferred Shareholder with a valid user name may attend the Preferred Shareholder Meeting, vote his, her or its shares indirectly for the Registered Preferred Shareholder and submit questions at the Preferred Shareholder Meeting.

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Beneficial Preferred Shareholders who have not duly appointed themselves as proxy holder and obtained a user name from Computershare will be able to attend the Preferred Shareholder Meeting as guests by clicking on “I am a Guest” and completing the online form. Guests may listen to the Preferred Shareholder Meeting; however, Beneficial Preferred Shareholders attending as guests will not be able to vote or submit questions.

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Registered Preferred Shareholders and duly appointed proxy holders who intend to vote during the Preferred Shareholder Meeting must be connected to the internet at all times during the Preferred Shareholder Meeting in order to vote when balloting commences. It is the shareholder’s or proxy holder’s responsibility to ensure connectivity for the duration of the Preferred Shareholder Meeting.

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Once the Chair has formally called the Preferred Shareholder Meeting to order, the items of business to be voted on and available voting options will be visible in the voting panel on the screen. Preferred Shareholders intending to vote during the online Preferred Shareholder Meeting will click on the voting choice to submit their vote. Beneficial Preferred Shareholders must first appoint themselves or a third party as proxy holder to participate in the online voting (see the section entitled “Information for Beneficial Shareholders” beginning on page 94).

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Registered Preferred Shareholders and duly appointed proxy holders who vote by the online ballot provided during the Preferred Shareholder Meeting are revoking any and all previously submitted votes. If a Registered Preferred Shareholder or duly appointed proxy holder does not wish to revoke a previously submitted vote, then they should not vote by ballot during the Preferred Shareholder Meeting. APPEL recommends that Preferred Shareholders vote their Preferred Shares in advance (via proxy using one of the methods described above), so that their vote will be counted if they later decide not to attend the Preferred Shareholder Meeting online.

Submitting Questions Before or During the Preferred Shareholder Meeting
We believe that the ability of Preferred Shareholders to participate in the Preferred Shareholder Meeting in a meaningful way, including asking questions, remains important despite the decision to hold the Preferred Shareholder Meeting in a virtual-only format. Accordingly, following the Preferred Shareholder Meeting, management will hold a live Q&A session, during which we intend to answer all questions submitted before or during the Preferred Shareholder Meeting. Only those Preferred Shareholders attending the Preferred Shareholder Meeting as a Registered Preferred Shareholder or a Beneficial Preferred Shareholder as proxy holder for the Registered Preferred Shareholder may submit questions at the Preferred Shareholder Meeting, either before or during the Preferred Shareholder Meeting. Guests will not be able to submit questions either before or during the Preferred Shareholder Meeting.
Those Preferred Shareholders attending the Preferred Shareholder Meeting as a Registered Preferred Shareholder or a Beneficial Preferred Shareholder as proxy holder for the Registered Preferred Shareholder may submit questions beginning one hour prior to or during the Preferred Shareholder Meeting by accessing the Preferred Shareholder Meeting site at https://web.lumiagm.com/414674433, entering their control number or user name and the password “atlantic2021” (case-sensitive), and selecting the Questions icon. Compose your question and select the arrow icon to submit your question.
The Chair of the Preferred Shareholder Meeting reserves the right to edit or reject questions he deems inappropriate. The Chair of the Preferred Shareholder Meeting has broad authority to conduct the Preferred Shareholder Meeting in an orderly manner. To ensure the Preferred Shareholder Meeting is conducted in a manner that is fair to all Preferred Shareholders, the Chair of the Preferred Shareholder Meeting may exercise broad discretion in the order in which questions are asked and the amount of time devoted to any one question. It is anticipated that Preferred Shareholders will have substantially the same opportunity to ask questions on matters of business at the Preferred Shareholder Meeting as they would had it been held in person.
Technical Assistance
Preferred Shareholders should ensure they have their 15-digit control number(s) (Registered Preferred Shareholders) or user name(s) (duly appointed proxy holders) well in advance of the Preferred Shareholder Meeting. A user guide for the virtual Preferred Shareholder Meeting will be available on Atlantic Power’s website at www.atlanticpower.com under “INVESTORS — ACQUISITION BY I SQUARED CAPITAL.” The user guide provides information about logging in to the Preferred Shareholder Meeting, voting and asking questions during the Preferred Shareholder Meeting.
If you require assistance voting your Preferred Shares, as applicable, prior to the Preferred Shareholder Meeting, please contact Kingsdale Advisors at 1-866-229-8263 (for callers in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.
Other questions relating to the Preferred Shareholder Meeting may be directed to Atlantic Power by phone at 1-617-977-2700 or by e-mail at info@atlanticpower.com.

INFORMATION FOR BENEFICIAL SHAREHOLDERS
Information set forth in this section is very important to persons who hold Common Shares or Preferred Shares other than in their own names. A non-registered Common Shareholder (a “Beneficial Common Shareholder”) or a non-registered Preferred Shareholder (a “Beneficial Preferred Shareholder”, together with a Beneficial Common Shareholder, each a “Beneficial Shareholder”) who beneficially owns Common Shares or Preferred Shares, but whose Common Shares or Preferred Shares are registered in the name of an Intermediary should note that only a form of proxy deposited by Registered Shareholders whose names are on the records of the Company or APPEL, as applicable, as of the record date can be recognized and acted upon at the Special Meetings.
Common Shares and Preferred Shares that are listed in an account statement provided to a Beneficial Shareholder by a broker are likely not registered in the Beneficial Shareholder’s own name on the records of the Company or APPEL and such Common Shares and Preferred Shares are more likely registered in either the name of CDS Clearing and Depository Services Inc. (“CDS”) or its nominee, or the name of The Depositary Trust Company (“DTC”) or its nominee.
Applicable regulatory policy requires brokers and other intermediaries to seek voting instructions from Beneficial Shareholders in advance of meetings of Common Shareholders and Preferred Shareholders. Every broker or other Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares and Preferred Shares are voted at the Common Shareholder Meeting and/or Preferred Shareholder Meeting, as applicable. Often, the voting instruction form (the “Voting Instruction Form”) supplied to a Beneficial Shareholder by its broker is identical to the form of proxy provided to Registered Shareholders. However, its purpose is limited to instructing the Registered Shareholder how to vote on behalf of the Beneficial Shareholder. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically prepares a machine-readable Voting Instruction Form, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return voting instructions to Broadridge. Broadridge then tabulates the results of all voting instructions received and provides appropriate instructions representing the voting of the securities to be represented at the Special Meetings. A Beneficial Shareholder receiving a Broadridge Voting Instruction Form cannot use that Voting Instruction Form to vote Common Shares or Preferred Shares directly at the Common Shareholder Meeting and/or Preferred Shareholder Meeting, as applicable. Voting Instruction Forms must be returned to Broadridge well in advance of the Special Meetings in accordance with the instructions set out on the Voting Instruction Form in order to have the Common Shares and Preferred Shares voted.
Beneficial Shareholders may not be recognized directly at the Common Shareholder Meeting or Preferred Shareholder Meeting for the purposes of voting Common Shares or Preferred Shares registered in the name of CDS, DTC or their broker or other Intermediary. However, a Beneficial Shareholder or a third party appointee may attend the Common Shareholder Meeting and/or Preferred Shareholder Meeting, as applicable, online as proxy holder for the Registered Shareholder and vote their Common Shares and/or Preferred Shares, as applicable, in that capacity. Beneficial Shareholders who desire to attend the Common Shareholder Meeting or Preferred Shareholder Meeting, as applicable, online and indirectly vote their own Common Shares and/or Preferred Shares as proxy holder for the Registered Shareholder must first obtain a legal proxy from his, her or its broker, bank or other agent and then register in advance to attend the Common Shareholder Meeting or Preferred Shareholder Meeting, as applicable. The Beneficial Shareholder should follow the instructions from the broker or bank included with the proxy materials, or contact the broker or bank to request a legal proxy form.
After obtaining a valid legal proxy from the broker, bank or other agent, the Beneficial Shareholder must then register to attend the Common Shareholder Meeting and/or Preferred Shareholder Meeting, as applicable and submit a copy of the legal proxy to Computershare. Requests for registration should be directed to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or e-mailed to uslegalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 11:00 a.m. (Eastern Daylight Time) on April 5, 2021. Computershare will send a confirmation of the registration by e-mail after receiving the registration materials. A user name will be provided by Computershare by e-mail the day before the Common Shareholder Meeting and/or Preferred Shareholder Meeting, as applicable. A Beneficial Shareholder with a valid user name may attend the Common

Shareholder Meeting and vote his, her or its Common Shares at https://web.lumiagm.com/422322246 during such meeting. A Beneficial Shareholder with a valid user name may attend the Preferred Shareholder Meeting and vote his, her or its Preferred Shares at https://web.lumiagm.com/414674433 during such meeting(s). Without a valid user name from Computershare, proxy holders will not be able to vote at the Common Shareholder Meeting or Preferred Shareholder Meeting.
As an alternative to obtaining a legal proxy and voting online at the Common Shareholder Meeting and/or Preferred Shareholder Meeting, as applicable, a Beneficial Shareholder may vote in the following ways:
By Mail — Complete, sign, date and return the Voting Instruction Form in the postage-paid envelope provided to Broadridge, so as not to arrive later than 10:00 a.m. (Eastern Daylight Time) on April 5, 2021, in the case of the Common Shareholder Meeting, or 11:00 a.m. (Eastern Daylight Time) on April 5, 2021 in the case of the Preferred Shareholder Meeting.
Internet — Go to www.proxyvote.com. Enter the 16-digit control number on the Voting Instruction Form and follow the instructions to vote your Common Shares and/or Preferred Shares, as applicable.
By Phone — Call 1-800-454-8683 (toll-free in North America) and enter the 16-digit control number printed on the Voting Instruction Form. Follow the interactive voice recording instructions to submit your vote.
The internet and telephone voting procedures are designed to authenticate Common Shareholders’ and Preferred Shareholders’ identities and to confirm that their instructions have been properly recorded. The deadline for internet and telephone voting is 10:00 a.m. (Eastern Daylight Time) on April 5, 2021 for the Common Shareholder Meeting and 11:00 a.m. (Eastern Daylight Time) on April 5, 2021 for the Preferred Shareholder Meeting. All required voting instructions must be submitted to your Intermediary sufficiently in advance of this deadline in order to allow your Intermediary to forward this information to Computershare, or to the Company or APPEL or their agents, prior to the deadline.
The Company and APPEL recommend that Beneficial Shareholders submit their voting instructions to their broker or bank in advance (via proxy using one of the methods described above) so that their votes will be counted if they later decide not to attend the Special Meetings online.
The Company and APPEL may use Broadridge’s QuickVote™ service to assist Beneficial Shareholders with voting their Common Shares and Preferred Shares. Beneficial Shareholders may be contacted by Kingsdale to conveniently obtain voting instructions directly over the telephone. Broadridge then tabulates the results of all the instructions received and then provides the appropriate instructions respecting the Common Shares and Preferred Shares to be represented at the Special Meetings.
Generally, Canadian securities laws and NYSE rules prohibit brokers from voting on any of the proposals without receiving voting instructions from the Beneficial Shareholders. In the absence of voting instructions, Common Shares and Preferred Shares subject to such broker non-votes will not be counted as voted or as represented on those proposals and so will have no effect on the vote. As brokers generally may not vote your Common Shares or Preferred Shares in the absence of your specific instructions as to how to vote, we encourage you to provide voting instructions to your broker regarding the voting of your Common Shares and Preferred Shares. If you require assistance voting your Common Share or Preferred Shares, please contact Kingsdale Advisors at 1-866-229-8263 (for calls in Canada and the United States) or 1-416-867-2272 (for callers outside North America) or by e-mail at contactus@kingsdaleadvisors.com.

THE ARRANGEMENT AGREEMENT
This section of the information circular and proxy statement describes the material provisions of the Arrangement Agreement but does not purport to describe all of the terms of the Arrangement Agreement. The following summary is qualified in its entirety by reference to the complete text of the Arrangement Agreement, which is attached as Annex D to this information circular and proxy statement and incorporated into this information circular and proxy statement by reference. We urge you to read the full text of the Arrangement Agreement because it is the legal document that governs the Arrangement. It is not intended to provide you with any other factual information about us. Such information can be found elsewhere in this information circular and proxy statement and in the public filings we make with the SEC and the Canadian securities commissions, as described in the section entitled “Where You Can Find More Information” below.
Explanatory Note Regarding the Arrangement Agreement
The Arrangement Agreement and this summary are included to provide you with information regarding its material terms. Factual disclosures about Atlantic Power contained in this information circular and proxy statement or in Atlantic Power’s public reports filed with the SEC and Canadian securities commissions may supplement, update or modify the factual disclosures about Atlantic Power contained in the Arrangement Agreement. The representations, warranties and covenants made in the Arrangement Agreement by Atlantic Power and the Purchasers were made solely to the parties to, and for the sole purpose of, the Arrangement Agreement as of specific dates and were qualified by and subject to important limitations agreed to by Atlantic Power, APLP, APPEL, and the Purchasers in connection with negotiating the terms of the Arrangement Agreement. In particular, in your review of the representations and warranties contained in the Arrangement Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Arrangement Agreement may have the right not to consummate the Arrangement if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Arrangement Agreement, rather than establishing matters of facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC and Canadian securities commissions and in some cases were qualified by the matters contained in the disclosure letter that the Company delivered in connection with the Arrangement Agreement, which such disclosures were not reflected in the Arrangement Agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Arrangement Agreement.
Arrangement
The Arrangement Agreement provides for the acquisition by the Purchasers of all of the Common Shares (including the Common Shares issuable upon conversion of the Company Debentures taking into account the make-whole premium payable under the Company Debenture Indenture), Preferred Shares and MTNs upon the terms, and subject to the conditions, of the Arrangement Agreement. The Arrangement will be effective on the date upon which Atlantic Power, APPEL and the Purchasers agree in writing as the Effective Date or, in the absence of such agreement, 10 business days following the satisfaction or waiver of all conditions to the completion of the Arrangement set out below in the section entitled “Conditions to the Arrangement” (excluding conditions that, by their terms, cannot be satisfied until the Effective Date) or such other date as may be agreed in writing by the parties.
Arrangement Consideration
Upon consummation of the Arrangement, (i) each Common Share issued and outstanding immediately before the Arrangement, excluding any Common Shares held by a Common Shareholder who has properly demanded and perfected Dissent Rights but including all Common Shares issued as the Company Debenture Share Consideration pursuant to the Company Debenture Transaction, not already held by Tidal Power Holdings Limited will be transferred to Tidal Power Holdings Limited, and each Common Shareholder, other than Common Shareholders who have properly demanded and perfected Dissent Rights, will be entitled to receive the Common Share Consideration in cash, without interest and less any applicable withholding taxes, per Common Share that such Common Shareholder owns and (ii) each Preferred Share issued and outstanding immediately before the Arrangement, excluding any Preferred Shares held by a Preferred Shareholder who has properly demanded and perfected Dissent Rights, will be transferred to APPEL, and each Preferred Shareholder, other than Preferred Shareholders who have properly demanded and perfected Dissent Rights, will be entitled to receive the Preferred Share Consideration in cash, without interest and less any applicable withholding taxes, per Preferred Share that each Preferred Shareholder owns. Because the Common Share Consideration will be payable in U.S. dollars, the value of the Common Share Consideration expressed in Canadian dollars will fluctuate.
After the Arrangement is effective, each holder of a certificate representing any Common Shares or Preferred Shares (other than Common Shares or Preferred Shares for which Dissent Rights have been properly demanded and perfected) will no longer have any rights with respect to the Common Shares or Preferred Shares, as applicable, except for the right to receive the Common Share Consideration or Preferred Share Consideration, as applicable.
Treatment of Incentive Securities
Upon consummation of the Arrangement, (i) all outstanding Incentive Securities will vest in full (to the extent not already vested), (ii) the Company LTIP, Director DSU Plan and Transition Grant Agreement will be terminated and (iii) each vested Incentive Security will be cancelled and each holder of vested Incentive Securities will be entitled to receive US$3.03 in cash, without interest and less any applicable withholding taxes, for each Common Share underlying such Incentive Securities.
Treatment of Convertible Debentures
Pursuant to the Arrangement Agreement, if the Debentureholder Consent is obtained or the Debentureholder Resolution is approved, the Company Debenture Indenture shall be amended to include a mandatory obligation of the Company to effect the Company Debenture Transaction, and the Company shall subsequently consummate the Company Debenture Transaction substantially concurrently with the Effective Time. All Common Shares issued as the Company Debenture Share Consideration under the Company Debenture Transaction shall subsequently be arranged as part of the Arrangement and treated in the same manner as all other Common Shares of the Company pursuant to the Plan of Arrangement as set out above under “— Arrangement Consideration”.
Payment for the Securities
Before the consummation of the Arrangement, the Purchasers will designate a depositary and paying agent to make payment of the Common Share Consideration and Preferred Share Consideration. Prior to or substantially concurrently with the Effective Time, the Purchasers shall deposit, or cause to be deposited, in trust with the depositary and paying agent, the funds appropriate to pay the Common Share Consideration to the Common Shareholders and the Preferred Share Consideration to the Preferred Shareholders.
Upon the consummation of the Arrangement and the settlement of transfers that occurred prior to the Effective Time, we will close our stock ledger. After that time, there will be no further transfer of our Common Shares or Preferred Shares.
If you are a Common Shareholder or Preferred Shareholder of record, you will have received a letter of transmittal and instructions advising you how to surrender your certificates in exchange for the Common Share Consideration or Preferred Share Consideration, as applicable. The depositary and paying agent will pay you your Common Share Consideration or Preferred Share Consideration, as applicable, after you have (1) surrendered your certificates to the depositary and paying agent and (2) provided to the depositary and paying agent your signed letter of transmittal and any other items reasonably requested by the depositary.
Interest will not be paid or accrue in respect of the Common Share Consideration or Preferred Share Consideration. The amount of Common Share Consideration or Preferred Share Consideration received by you, as applicable, will be reduced by any applicable withholding taxes. YOU SHOULD NOT FORWARD YOUR SHARE CERTIFICATES TO THE DEPOSITARY AND PAYING AGENT WITHOUT A

LETTER OF TRANSMITTAL, AND YOU SHOULD NOT RETURN YOUR SHARE CERTIFICATES WITH THE ENCLOSED PROXY CARD.
Any claim for payment in respect of one or more outstanding Common Shares or Preferred Shares will be extinguished six years after the Effective Date.
The transmittal instructions will tell you what to do if you have lost your certificate representing Common Shares or Preferred Shares, as applicable, or if it has been destroyed. You will have to provide an affidavit to that fact and, if required by the depositary and paying agent or the Purchasers, post a bond in an amount that the Purchasers or the depositary and paying agent reasonably directs as indemnity against any claim that may be made against it in respect of the certificate.
If you are a Common Shareholder of record, you will receive the Common Share Consideration in U.S. dollars unless you elect in your letter of transmittal to receive the Common Share Consideration per Common Share in Canadian dollars. If your Common Shares are held by your broker, bank or other nominee, you will receive the Common Share Consideration per Common Share in U.S. dollars unless you contact your broker, bank or other nominee in whose name your Common Shares are registered and request that they elect, on your behalf to receive the Common Share Consideration in respect of your Common Shares in Canadian dollars. If your broker, bank or other nominee does not make an election on your behalf, you will receive payment in U.S. dollars.
If you are a Preferred Shareholder of record, you will receive the Preferred Share Consideration in Canadian dollars unless you elect in your letter of transmittal to receive the Preferred Share Consideration per Preferred Share in U.S. dollars. If your Preferred Shares are held by your broker, bank or other nominee, you will receive the Preferred Share Consideration per Preferred Share in Canadian dollars unless you contact your broker, bank or other nominee in whose name your Preferred Shares are registered and request that they elect, on your behalf to receive the Preferred Share Consideration in respect of your Preferred Shares in U.S. dollars. If your broker, bank or other nominee does not make an election on your behalf, you will receive payment in Canadian dollars.
The exchange rate that will be used to convert payments from U.S. dollars into Canadian dollars or Canadian dollars into US dollars will be the rate established by the depositary, in its capacity as foreign exchange service provider to the Purchasers, Atlantic Power and APPEL, on behalf of those Common Shareholders and Preferred Shareholders, respectively, who elect to receive Canadian dollars and U.S. dollars, respectively, on the date the funds are converted, which rate will be based on the prevailing market rate on the date the funds are converted. The risk of any fluctuations in such rates, including risks relating to the particular date and time at which funds are converted, will be solely borne by the Common Shareholders or Preferred Shareholder. The depositary will act as principal in such currency conversion transactions.
Representations and Warranties
The Arrangement Agreement contains customary representations and warranties made by each of Atlantic Power and the Purchasers. The assertions embodied in those representations and warranties are solely for the purposes of the Arrangement Agreement. Certain representations and warranties may not be accurate or complete as of any specified date because they are qualified by certain disclosure provided by the Company to the Purchasers or are subject to a contractual standard of materiality or are qualified by a reference to “Material Adverse Effect”. Therefore, Common Shareholders and Preferred Shareholders should not rely on the representations and warranties as statements of factual information.
The Arrangement Agreement contains customary representations and warranties of the Company relating to organization and qualification, corporate authorization, execution and binding obligation, governmental authorization, non-contravention, capitalization, subsidiaries and non-controlled entities, securities law matters, financial statements, disclosure controls and internal control over financing reporting, auditors, no material undisclosed liabilities, absence of certain changes or events, compliance with laws, authorizations, material contracts, real property, personal property, intellectual property, litigation, environmental matters, energy regulatory matters, indigenous matters, employees, collective agreements, employee plans, insurance, taxes, fairness opinions and board approval, brokers, restrictions on business activities, books, records and organizational documents, related party transactions, no “collateral benefit”, corrupt practices legislation, and the rules and regulations promulgated by the Committee on Foreign Investment in the United States.
In addition, the Arrangement Agreement also contains customary representations and warranties of the Purchasers, including with respect to organization and qualification, corporate authorization, execution and binding obligation, governmental authorization, non-contravention, litigation, funds available, security ownership, and limited guaranty.
Many of Atlantic Power’s representations and warranties are qualified by a “Material Adverse Effect” standard. For purposes of the Arrangement Agreement, “Material Adverse Effect” for Atlantic Power means any change, event, occurrence, effect, state of facts or circumstance that, individually or in the aggregate with other such changes, events, occurrences, effects, states of facts or circumstances, (A) is, or would reasonably be expected to be, material and adverse to the business, assets, properties, results of operations, liabilities (contingent or otherwise) or financial condition of the Company and its subsidiaries, taken as a whole, or (B) prevents, materially impairs or would reasonably be expected to prevent or materially impair the ability of the Company to consummate the Arrangement or the transactions contemplated by the Arrangement Agreement, except any such change, event, occurrence, effect, state of facts or circumstances relating to, resulting from or arising in connection with:
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any change or development affecting the electric power generation industries in which the Company and/or its subsidiaries or Non-Controlled Entities (as defined below) operate;

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any change in currency exchange, interest or inflation rates;

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any change or development in political conditions or any outbreak or escalation of any military conflict, declared or undeclared war, armed hostilities, or acts of foreign or domestic terrorism, including any cyberterrorism or cyber-attack;

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any change or development in general economic, business, regulatory, financial, credit or capital market conditions in Canada, the United States or elsewhere in the world;

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any adoption, proposal or implementation of, or change in, law, or in the interpretation, application or non-application thereof by any governmental entity;

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any change in U.S. GAAP or regulatory accounting requirements;

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any hurricane, flood, tornado, earthquake or other natural disaster, epidemic, pandemic or disease outbreak (including the COVID-19 pandemic and any precautionary or emergency measures, recommendations, protocols or orders taken or issued by any person in response thereto, provided that any such action taken by the Company must be consistent in all material respects with the actions taken by other participants in the industry in which the Company and, if taken after the date hereof, must be otherwise in compliance with the Company’s interim operating covenants);

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the failure, in and of itself, of the Company to meet any internal or published projections, forecasts or estimates of revenues, earnings, sales, margins or cash flows (it being understood that the causes underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded from the definition of Material Adverse Effect);

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any action taken (or omitted to be taken) by Company or any of its subsidiaries or Non-Controlled Entities upon the written request or with the written consent of the Purchasers;

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the execution, public announcement or performance of the Arrangement Agreement or the consummation of the transactions contemplated thereby or the identity of the Purchasers or any of their affiliates, including any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of the Company or any of its subsidiaries or Non-Controlled Entities with any governmental entity or any of their current or prospective employees, customers, suppliers or partners arising as a consequence of the foregoing and provided that this bullet shall not be given any effect with respect to certain representations of the Company or the Company’s interim operating covenants to conduct its business, and to cause its subsidiaries to conduct their business, in the ordinary course;

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any change or announcement of a potential change in the credit ratings in respect of the Company or any of its subsidiaries or Non-Controlled Entities or a change in any analysts’ recommendation or rating with respect to the Company (it being understood that the causes underlying such change in ratings recommendations may be taken into account in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded from the definition of Material Adverse Effect);

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any litigation or threatened litigation made or brought by any securityholder of the Company relating to, or arising from, the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement;

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any change in the market price or trading volume of any securities of the Company or any of its subsidiaries (it being understood that the causes underlying such change in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded from the definition of Material Adverse Effect), or any suspension of trading in securities generally on any securities exchange on which the securities of the Company or any of its subsidiaries trade; or

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any matter disclosed to the Purchasers to the extent of such disclosure;

provided, however, that (A) with respect to the first through to and including seventh bullets above, to the extent that such matter does not have a materially disproportionate effect on the Company and its subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the electric power generation industries in which the Company and/or its subsidiaries operate; and (B) references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative for purposes of determining whether a “Material Adverse Effect” has occurred.
Conduct of Business Pending the Arrangement
Atlantic Power has agreed that, until the earlier to occur of the consummation of the Arrangement or the termination of the Arrangement Agreement, except (i) with the express prior written consent of the Purchasers (not to be unreasonably withheld, conditioned or delayed), (ii) as required or permitted under the Arrangement Agreement, (iii) as required by applicable law, (iv) as contemplated by the Pre-Acquisition Reorganization or (v) as disclosed to Purchasers, Atlantic Power will, and will cause its subsidiaries to:
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conduct its business in the ordinary course consistent with past practice; and

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use commercially reasonable efforts to maintain and preserve intact its business, subject to certain exceptions relating to actions to address and adapt to the coronavirus (COVID-19) pandemic (collectively, “COVID-19 Responses”).

Without limiting the generality of the foregoing, Atlantic Power has also agreed that, until the consummation of the Arrangement, (i) with the express prior written consent of the Purchasers (not to be unreasonably withheld, conditioned or delayed), (ii) as required or permitted under the Arrangement Agreement, (iii) as required by applicable law, (iv) as contemplated by the Pre-Acquisition Reorganization or (v) as disclosed to Purchasers, it will not, and will not permit any of its subsidiaries to:
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amend its organizational documents;

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split, combine, reclassify or amend any term of any securities of Atlantic Power or any of its subsidiaries;

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redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any securities of Atlantic Power or any of its subsidiaries whether pursuant to any existing or future contract, arrangement, purchase plan or otherwise (subject to certain exceptions);

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issue, grant, deliver, sell, pledge or otherwise encumber (other than permitted liens), or authorize the issuance, grant, delivery, sale, pledge or other encumbrance of (other than permitted liens), any securities of Atlantic Power or its subsidiaries or other equity or voting securities, or any options, warrants, equity or equity-based awards (including notional shares) or similar rights exercisable or exchangeable for or convertible into Common Shares, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or value of the Common Shares (subject to certain exceptions);

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declare, set aside or pay any dividend or other distribution or payment in cash, securities or property with respect to any class of securities of Atlantic Power or any of its subsidiaries, except for any permitted distributions;

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acquire (by merger, amalgamation, consolidation, acquisition of shares or assets (not including permitted capital expenditures) or otherwise), any business or enterprises, or acquire assets, securities, properties, interests or businesses outside of the ordinary course consistent with past practice;

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reorganize, amalgamate, merge or combine with any other person;

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adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of Atlantic Power or any of its subsidiaries;

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sell, lease, sublease, license or otherwise transfer any assets of Atlantic Power or its subsidiaries (“Company Assets”) or any interest in any Company Assets having an aggregate value for all such transactions of $1 million, other than (i) Company Assets sold, leased, subleased, licensed or otherwise transferred in the ordinary course of business, (ii) obsolete, damaged or destroyed assets or (iii) transactions between two or more persons each of whom is a wholly owned subsidiary of Atlantic Power, or between Atlantic Power and one or more persons each of whom is a wholly-owned subsidiary of Atlantic Power;

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enter into any lease, sublease or licence of real property (whether as a lessor, sublessor, lessee, sublessee, licensor or licensee), or modify, amend or exercise any right to renew any lease, sublease or licence of real property or acquire any interest in real property, other than (i) in the ordinary course of business, (ii) or in respect of transactions between two or more persons each of whom is a wholly-owned subsidiary of Atlantic Power, or between Atlantic Power and one or more persons each of whom is a wholly-owned subsidiary of Atlantic Power;

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grant any lien (other than permitted lens or in connection with actions otherwise permitted ) on any Company Assets;

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except for the aggregate amount and for the specified purposes set forth in Atlantic Power’s 2020 or 2021 budget or with respect to any COVID-19 Responses, make any capital expenditures or commitment to do so, other than expenditures or commitments relating to the maintenance of its assets or required pursuant to any contract, in each case, individually, do not exceed $250,000, and, in the aggregate, do not exceed $1 million;

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(i) make or amend any material tax election or designation where such making is inconsistent with past practice and is not necessary to avoid the triggering of tax or gain in the taxation year to which the election or designation relates, (ii) settle or compromise any material tax claim, assessment, reassessment or liability, (iii) file any amended tax return that would cause a material change to any election, adjustment or tax attribute covered by the original tax return, (iv) waive or extend the statutory limitation period relating to any material taxes, (v) enter into any material agreement with a governmental entity with respect to taxes, (vi) surrender any right to claim a material tax abatement, reduction, deduction, exemption, credit or refund (vii) or materially amend or change any of its methods for reporting income, deductions or accounting for income tax purposes;

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except in the ordinary course of business in connection with customary cash management activities, make, in one transaction or in a series of related transactions, any loans, advances or capital contributions to, or investments in, any other persons, other than Atlantic Power or any of its subsidiaries, in excess of $500,000 in the aggregate;

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prepay any long-term indebtedness before its scheduled maturity or increase, create, incur, assume or otherwise become liable, in one transaction or in a series of related transactions, with respect to any indebtedness for borrowed money or guarantees thereof, other than (i) certain indebtedness owing by Atlantic Power or a wholly-owned subsidiary of Atlantic Power to Atlantic Power or to another wholly owned subsidiary of Atlantic Power, (ii) in connection with advances under Atlantic Power’s or any of its subsidiaries’ existing credit facilities in connection with actions otherwise permitted, (iii) in connection with repayments of Atlantic Power’s existing revolving credit facility, or (iv) in connection with the refinancing of any indebtedness outstanding on the date hereof and effected at the direction of the Purchasers pursuant to the transactions contemplated by the Arrangement Agreement;

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except as may be required by applicable law or the terms of any existing benefit plan of Atlantic Power (in each case, as in effect on the date of the Arrangement Agreement):

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grant or increase any indemnification, retention, severance, change of control, transaction-based award, bonus or termination pay to (or materially amend any existing arrangement with) any employee of Atlantic Power or of any of its subsidiaries or any director of Atlantic Power or any of its subsidiaries;

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enter into any employment, deferred compensation or other similar agreement (or materially amend any such existing agreement) with any director or officer of Atlantic Power;

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enter into any employment, deferred compensation or other similar agreement (or materially amend any such existing agreement) with any employee of Atlantic Power or of any of its subsidiaries having an annual base salary (or, if not applicable, total cash compensation) greater than $150,000;

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pay any material benefit to any director or officer of Atlantic Power or any of its subsidiaries or to any employee of Atlantic Power or any of its subsidiaries (other than a director or officer) that is not required under the terms of any existing benefit plan of Atlantic Power in effect on the date of the Arrangement Agreement;

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increase compensation, retention or incentive compensation or other benefits payable to any director or officer of Atlantic Power or any employee of Atlantic Power or of any of its subsidiaries (other than a director or officer);

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loan or advance money or other property by Atlantic Power or of any of its subsidiaries to any of their present or former directors, officers or employees of Atlantic Power or of any of its subsidiaries;

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establish, adopt, enter into, materially amend or terminate any existing benefit plan of Atlantic Power (or any plan, agreement, program, practice, policy, trust, fund or other arrangement that would be a benefit plan of Atlantic Power if it were in existence as of the date hereof) or collective bargaining agreement, other than in the ordinary course consistent with past practice; (viii) grant any equity or equity-based awards;

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accelerate the vesting or time of payment under any existing benefit plan of Atlantic Power (subject to certain exceptions);

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increase, or agree to increase, any funding obligation or accelerate, or agree to accelerate, the timing of any funding contribution under any existing benefit plans of Atlantic Power;

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terminate any employee of Atlantic Power or of any of its subsidiaries without cause, other than any employee of Atlantic Power or of any of its subsidiaries having an annual base salary (or, if not applicable, total cash compensation) less than $150,000; or

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hire any new employee of Atlantic Power or of any of its subsidiaries, other than employees of Atlantic Power or of any of its subsidiaries hired in the ordinary course consistent with past practice and whose annual base salary (or, if not applicable, total cash compensation) will be less than $150,000;

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grant recognition to any labor union or similar labor organization for purposes of collective bargaining;

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make any material change in Atlantic Power’s methods of accounting, except as required by U.S. GAAP, or pursuant to written instructions, comments or orders from any applicable securities authority;

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cancel, waive, release, assign, settle or compromise any material claims or rights;

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commence, waive, release, assign, settle or compromise any proceeding relating to assets or the business of Atlantic Power or any of its subsidiaries in a manner that could reasonably require a payment by, or release another person of an obligation to Atlantic Power or any of its subsidiaries in excess of $250,000 individually or $500,000 in the aggregate, or which could reasonably be expected to have a Material Adverse Effect;

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other than with respect to any COVID-19 Responses, amend or modify in any material respect or terminate or waive any material right under any material contract or enter into, amend or modify in any material respect any contract or agreement that would be a material contract if in effect on the date hereof, or fail to enforce any material breach of any material contract of which it becomes aware, or materially breach or violate or be in default under any material contract;

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amend, modify, terminate, cancel or let lapse any material insurance (or re-insurance) policy of Atlantic Power or any of its subsidiaries in effect on the date of the Arrangement Agreement, other than scheduled renewals of any insurance policy in effect on the date hereof in the ordinary course (subject to certain exceptions);

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enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments, other than in the ordinary course; or

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agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

Efforts to Complete the Arrangement
Subject to the terms and conditions set forth in the Arrangement Agreement, each of the parties to the Arrangement Agreement has agreed to use its commercially reasonable best efforts to take, or cause to be taken (and in the case of Atlantic Power, has agreed to cause its subsidiaries to take, and to use its reasonable best efforts to cause certain non-controlled entities (the “Non-Controlled Entities”) to take), all actions to file, or cause to be filed, all documents, and to do or cause to be done all things necessary, proper or advisable to consummate the Arrangement, provided, however, that (i) in respect of the Required Consents, the Purchasers are under no obligation to pay any money, incur any obligations or commence any legal proceedings in order to obtain, or assist the Company in obtaining, the Required Consents and (ii) under no circumstances are the Purchasers required to agree or consent to any increase in the amounts payable to the Common Shareholders, the Preferred Shareholders, the Company Debentureholders or the MTN Noteholders. The parties to the Arrangement Agreement have also agreed to make any required submissions pursuant to the HSR Act with respect to the transactions contemplated by the Arrangement Agreement and to make, or cause to be made, the filings and authorizations required under the Competition Act, certain United States federal communications regulatory laws, certain filings and authorizations required by FERC, or other applicable law.
Subject to certain exceptions, if any objections are asserted with respect to the transactions contemplated by the Arrangement Agreement under any law or if any legal proceeding is instituted by any governmental entity or any other private party challenging any of the transactions contemplated by the Arrangement Agreement as prohibited by law or which would otherwise adversely affect the consummation of the transactions contemplated by the Arrangement Agreement, each of the parties to the Arrangement Agreement has agreed to use commercially reasonable efforts, in consultation with the other parties to the Arrangement Agreement, to oppose, lift or rescind any such objections or suits so as to permit the consummation of the transactions contemplated by the Arrangement Agreement, provided that Atlantic Power shall not consent to the entry of any judgment or settlement with respect to any such objection or suit without the prior written approval of the Purchasers (not to be unreasonably withheld, conditioned or delayed). The Purchasers have also agreed not to take any action, or refrain from taking any commercially reasonable action, which is inconsistent with the Arrangement Agreement or which could reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement. Notwithstanding the foregoing, the Purchasers’ commercially reasonable efforts shall not require the Purchasers to enter into any agreement or take any action or agree to take any action, including divestitures, that would materially affect any of the businesses, operations or assets of the Purchasers or those of their affiliates, or that would, individually or in the aggregate, materially and adversely affect the business, operation or assets of Atlantic Power and its subsidiaries, taken as a whole.
Financings
The Purchasers have agreed to, and to cause their affiliates to, use reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable to arrange and obtain the proceeds of the Equity Financing at or prior to the Effective Date.

The Arrangement Agreement contains customary covenants of Atlantic Power use its commercially reasonable efforts to, and to cause its subsidiaries and the Non-Controlled Entities to use their commercially reasonable efforts to, provide such customary cooperation as the Purchasers may reasonably request in connection with the arrangements by the Purchasers to obtain new or amend any existing credit facilities or arrange for any alternative financing in connection with the Arrangement (the “Debt Financing”) (subject to customary limitations and reasonableness requirements).
Atlantic Power has agreed, subject to applicable law, to provide, and to cause its subsidiaries to provide, the Purchasers and their affiliates, and the Purchaser’s potential Debt Financing sources and their representatives, upon reasonable advance notice, such access to the offices, properties, books and records, management and other personnel of Atlantic Power and its subsidiaries (so long as such access does not unreasonably interfere with the operations of Atlantic Power and its subsidiaries) and all documents and other information as the Purchasers may reasonably request (subject to certain limitations).
Conditions to the Arrangement
Mutual Conditions Precedent
The parties to the Arrangement Agreement are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the parties to the Arrangement Agreement:
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Required Approvals.   The Required Approvals shall have been obtained at the Special Meetings in accordance with the Interim Order.

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MTNs Transaction Approval.   Either (i) the MTN Noteholder Consent shall have been obtained by Atlantic Power and APLP and such MTN Noteholder Consent shall not have been withdrawn or revoked or (ii) the MTN Noteholder Resolution shall have been approved by the MTN Noteholders at a meeting of the MTN Noteholders, as applicable.

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Company Debenture Transaction Approval.   Either (i) the Debentureholder Consent shall have been obtained by Atlantic Power and such Debentureholder Consent shall not have been withdrawn or revoked or (ii) the Debentureholder Resolution shall have been approved by the Company Debentureholders at the Debentureholder Meeting, as applicable.

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Interim Order and Final Order.   The Interim Order and the Final Order have each been obtained on terms consistent with the Arrangement Agreement and have not been set aside or modified in a manner unacceptable to either Atlantic Power or the Purchasers, each acting reasonably, on appeal or otherwise.

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Illegality:   No law in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Atlantic Power or the Purchasers from consummating the Arrangement.

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Required Regulatory Approvals.   Each of the Required Regulatory Approvals shall have been obtained, and shall not have been rescinded or modified.

Additional Conditions Precedent to the Obligations of the Purchaser
The Purchasers are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions are for the exclusive benefit of the Purchasers and may only be waived, in whole or in part, by the Purchasers in their sole discretion:
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Representations and Warranties.   (i) The representations and warranties of Atlantic Power regarding the organization and qualification of Atlantic Power to conduct its business, the authorization of Atlantic Power to enter into the Arrangement Agreement, and the binding obligation of the Arrangement Agreement on Atlantic Power shall be true and correct in all material respects as of the Effective Date as if made at and as of the Effective Date (except, in each case, for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date); (ii) applicable representations and warranties regarding capitalization and ownership of subsidiaries and Atlantic Power’s interests in the Non-Controlled Entities shall be true and correct in all respects (other than de minimis inaccuracies) as of the Effective Time as if made at and as of the Effective Time (except, in each case, for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date); and (iii) all other representations and warranties of Atlantic Power set forth in the Arrangement Agreement shall be true and correct as of the Effective Time as if made at and as of the Effective Time (except, in each case, for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), except in the case of this (iii) to the extent that the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, would not have a Material Adverse Effect (and, for the purpose of (iii), any reference to “material”, “Material Adverse Effect” or other concept of materiality in such representations and warranties shall be ignored); and Atlantic Power shall have delivered to the Purchasers a certificate confirming same to the Purchasers, dated the Effective Date and executed by two of its senior officers (in each case in their capacity as officers of Atlantic Power and without personal liability).
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Performance of Covenants.   Atlantic Power and its subsidiaries shall have fulfilled or complied in all material respects with each of the covenants of Atlantic Power and its subsidiaries contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and Atlantic Power shall have delivered to the Purchasers a certificate addressed to the Purchasers, dated the Effective Date and executed by two of its senior officers (in each case in their capacity as officers of the Company and without personal liability), confirming same.

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Pre-Arrangement Steps.   Certain pre-Arrangement internal reorganizations of Atlantic Power and its subsidiaries shall have been consummated.

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Dissent.   Dissent Rights shall not have been exercised, and not withdrawn or deemed to have been withdrawn, with respect of more than 10% of the issued and outstanding Common Shares.

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Material Adverse Effect.   Since the date of the Arrangement Agreement there shall not have been or occurred a Material Adverse Effect.

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No Legal Action.   No proceeding by any governmental entity shall be pending that is reasonably likely to:

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cease trade, enjoin, prohibit or impose any limitations or conditions on the Purchasers’ ability to acquire, hold, or exercise full right of ownership over, any Common Shares, including the right to vote the Common Shares; or

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impose material terms or conditions on completion of the Arrangement or on the ownership or operation by the Purchasers of the business or assets of Atlantic Power or any of its subsidiaries, or compel the Purchasers to dispose of or hold separate any material portion of the business or assets of the Purchasers, any of its affiliates, Atlantic Power or any of its subsidiaries as a result of the Arrangement; or

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prevent the consummation of the Arrangement, or if the Arrangement is consummated, have a Material Adverse Effect.

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Required Consents.   Each of the Required Consents shall have been obtained on terms acceptable to the Purchasers, acting reasonably and has not been rescinded or modified.

Additional Conditions Precedent to the Obligations of the Company
Atlantic Power is not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions are for the exclusive benefit of Atlantic Power and may only be waived, in whole or in part, by Atlantic Power in its sole discretion:
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Representations and Warranties.   The representations and warranties of the Purchasers set forth in the Arrangement Agreement are true and correct in all material respects as of the Effective Time, as if made at and as of the Effective Time (except, in each case, for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), in each case, except to the extent that the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, would not materially impede the completion of the

Arrangement, and each of the Purchasers shall have delivered to Atlantic Power a certificate addressed to Atlantic Power, dated the Effective Date and executed by two of its senior officers (in each case in their capacity as officers of the Purchasers and without personal liability), confirming same.
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Performance of Covenants.   The Purchasers shall have fulfilled or complied in all material respects with each of its covenants contained in the Arrangement Agreement to be fulfilled or complied with by them on or prior to the Effective Time, and each of the Purchasers shall have delivered to Atlantic Power a certificate addressed to Atlantic Power, dated the Effective Date and executed by two of the senior officers of the Purchasers (without personal liability), confirming same.

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Payment of Consideration.   The Purchasers shall have complied with their obligations under the Arrangement Agreement and the depositary will have confirmed to Atlantic Power, the APPEL and APLP receipt from or on behalf of the Purchasers of such funds.

The Continuance
Pursuant to the terms of the Arrangement Agreement, the continuance of APPEL from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the BCBCA and Section 189 of the ABCA must occur in order for the Final Order to be obtained and the Arrangement to become effective. Accordingly, Preferred Shareholders will be asked at the Preferred Shareholder Meeting to consider and, if deemed advisable, pass the Continuance Resolution, authorizing the Continuance The full text of the Continuance Resolution is set forth in Annex C. See the section entitled “The Continuance” beginning on page 118.
Restrictions on Solicitations of Other Offers
Non-Solicitation
Atlantic Power has agreed not to, directly or indirectly, through any officer, director, employee, representative (including any financial or other advisor) or agent of Atlantic Power or any of its subsidiaries:
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solicit, assist, initiate, encourage, or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Atlantic Power or any of its subsidiaries or entering into any form of agreement, arrangement or understanding) the submission of any inquiries, proposals or offers that constitute or may reasonably be expected to lead to, an Acquisition Proposal;

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continue, enter into or otherwise engage in any discussions or negotiations with any person regarding an Acquisition Proposal (other than the Purchasers and their affiliates), provided that Atlantic Power may (i) communicate in writing (with a copy sent to the Purchasers) with any person for the purposes of clarifying the terms of any proposal made by such person that constitutes or would reasonably be expected to constitute or lead to an Acquisition Proposal (provided such proposal did not result from a breach of Atlantic Power’s non-solicitation obligations), (ii) advise such person of the restrictions in the Arrangement Agreement and (iii) advise such person that the Board has determined that such Acquisition Proposal does not constitute a Superior Proposal;

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make a Change in Recommendation (as defined below);

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accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal;

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accept, approve, endorse, recommend or execute or enter into or publicly propose to accept, approve, endorse, recommend or execute or enter into any agreement, letter of intent, understanding or arrangement in respect of an Acquisition Proposal.

Atlantic Power agreed to immediately cease and terminate solicitations, discussions, negotiations or other activities commenced prior to the date of the Arrangement Agreement with any person (other than the Purchasers, the Equity Investor and their respective affiliates) with respect to an Acquisition Proposal, and to discontinue disclosure of information with respect thereto, to request the return or destruction of all confidential information and the destruction of all material related to Atlantic Power and its subsidiaries.

Atlantic Power also agreed to take commercially reasonable actions to enforce confidentiality, standstill or other similar agreements.
Notification of Acquisition Proposals
Atlantic Power agreed to promptly (and in any event within 24 hours) notify Purchasers in the event that it receives an Acquisition Proposal, and to keep the Purchasers informed on a timely basis as to the status of developments and negotiations with respect to any such Acquisition Proposal.
Responding to an Acquisition Proposal
At any time prior to the approval of the Arrangement Resolution by our Common Shareholders, Atlantic Power is permitted to engage in discussions or negotiations with, or furnish information to any person making an Acquisition Proposal if, and only if:
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the Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal;

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Atlantic Power receives from such person a bona fide written acquisition proposal from a third party that was not solicited or obtained in violation of the prohibitions described above;

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such person was not restricted from making such Acquisition Proposal pursuant to an existing standstill or similar restriction;

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prior to providing information to such person, Atlantic Power enters into a confidentiality and standstill agreement with such person no less favorable to Atlantic Power and no more favorable to such person than the Confidentiality Agreement entered into with I Squared Capital and copies of information are provided to the Purchasers; and

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Atlantic Power provides the Purchasers with prior written notice of our intention to participate in such discussions or negotiations with such person.

An “Acquisition Proposal” means, other than the transactions contemplated by the Arrangement Agreement and any transaction involving only Atlantic Power and/or one or more of its wholly-owned subsidiaries, any offer, proposal or inquiry (written or oral) from any person or group of persons other than the Purchasers (or any of their affiliates or any person or group of persons acting jointly or in concert with the Purchasers or their affiliates) relating to: (i) any direct or indirect sale or disposition (or lease, joint venture, long-term offtake agreement or other arrangement having the same economic effect as a sale), in a single transaction or a series of related transactions, of (a) assets (including voting or equity securities of, or securities convertible into or exercisable or exchangeable for voting or equity securities of, subsidiaries or Non-Controlled Entities owned directly or indirectly by Atlantic Power) representing 20% or more of the consolidated assets of Atlantic Power and its subsidiaries or contributing 20% or more of the consolidated annual revenue of Atlantic Power and its subsidiaries (in each case based on the consolidated annual financial statements of Atlantic Power most recently filed as part of Atlantic Power’s public filings prior to such time) or (b) 20% or more of (Y) the voting or equity securities (including securities convertible into or exercisable or exchangeable for voting or equity securities) of Atlantic Power or (Z) any class of securities of APPEL or of APLP; (ii) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in a person or group of persons beneficially owning 20% or more of (a) any class of voting or equity securities (including securities convertible into or exercisable or exchangeable for voting or equity securities) of (Y) the Company or (Z) any of its material subsidiaries then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exercisable or exchangeable for voting or equity securities) or (b) 20% or more of any class of securities of APPEL or of APLP; or (iii) any plan of arrangement, merger, amalgamation, consolidation, security exchange, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or exclusive license involving Atlantic Power or any of its subsidiaries holding 20% or more of the consolidated assets of Atlantic Power and its subsidiaries or contributing 20% or more of the consolidated revenue of Atlantic Power and its subsidiaries (in each case based on the consolidated annual financial statements of Atlantic Power most recently filed as part of Atlantic Power’s public filings prior to such time).

A “Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from an arm’s length third party other than the Purchasers (or an affiliate of the Purchasers or any person acting jointly or in concert with the Purchasers or an affiliate thereof) made after the date of this Agreement to acquire 100% of the outstanding Common Shares, or Company Assets (including voting or equity securities of Atlantic Power’s subsidiaries and/or voting or equity interests in Non-Controlled Entities) representing all or substantially all of the assets of Atlantic Power that: (i) complies with securities laws and did not result from a breach of the restrictions described above; (ii) is not subject to a financing condition; (iii) in respect of which the Board determines in good faith, after receiving the advice of its outside counsel and financial advisors, that adequate arrangements have been made in respect of any required financing to complete such Acquisition Proposal at the time and on the basis set out therein; (iv) is not subject to a due diligence condition; (v) the Board determines in good faith, after receiving the advice of its outside legal counsel and financial advisors, is reasonably capable of being completed in accordance with its terms without undue delay, taking into account all financial, legal, regulatory and other aspects of such proposal and the person making such proposal; and (vi) in respect of which the Board determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the party making such Acquisition Proposal, that such Acquisition Proposal would, if consummated in accordance with its terms and without assuming away the risk of non-completion, result in a transaction which is more favorable, from a financial point of view, to the Common Shareholders than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by the Purchasers pursuant to the procedures described below).
Right to Match
The Arrangement Agreement provides that, if, prior to the Arrangement Resolution being approved by the Common Shareholders, Atlantic Power receives a Superior Proposal, the Board may authorize Atlantic Power to enter into a definitive agreement with respect to such Superior Proposal or may make a Change in Recommendation, if and only if: (1) the Acquisition Proposal did not result from a breach by Atlantic Power of its non-solicitation obligations under the Arrangement Agreement; (2) the person making the Superior Proposal was not restricted from making the Superior Proposal pursuant to an existing standstill or similar restriction; (3) the Company has delivered to the Purchasers written notice of the Superior Proposal and of the intention of the Board to enter into a definitive agreement with respect to the Superior Proposal or to make a Change in Recommendation, together with a written notice from the Board regarding the value and financial terms that the Board has determined should be ascribed to any non-cash consideration offered under the Acquisition Proposal (a “Superior Proposal Notice”); (4) Atlantic Power has provided the Purchasers with a copy of the proposed definitive agreement for the Superior Proposal and all ancillary agreements and supporting materials; (5) at least five business days have elapsed from the date that is the later of the date on which the Purchasers received the Superior Proposal Notice and the date on which the Purchasers received all of the materials set forth above (the “Matching Period”); (6) after the Matching Period, the Board has determined in good faith that the Acquisition Proposal continues to constitute a Superior Proposal; and (7) prior to or concurrently with entering into such definitive agreement the Company terminates the Arrangement Agreement and pays the Termination Fee.
During the Matching Period, or such longer period as Atlantic Power may approve: (i) the Purchasers will have the opportunity to offer to amend the Arrangement Agreement and the Arrangement in order for an Acquisition Proposal to cease to be a Superior Proposal; (ii) the Board shall review any offer made by the Purchasers to amend the terms of the Arrangement Agreement and the Arrangement to determine whether the proposal would, upon acceptance, result in the Acquisition Proposal previously determined to constitute a Superior Proposal ceasing to be a Superior Proposal; and (iii) if the Board determines that the Acquisition Proposal would no longer constitute a Superior Proposal, Atlantic Power will negotiate in good faith with the Purchasers to make such amendments to the terms of the Arrangement Agreement and the Arrangement as would enable the Purchasers to proceed with the transactions contemplated by the Arrangement Agreement on such amended terms. If the Board determines that such Acquisition Proposal would cease to be a Superior Proposal, Atlantic Power will promptly so advise the Purchasers and Atlantic Power and the Purchasers will amend the Arrangement Agreement to reflect such offer made by the Purchasers.

If Atlantic Power provides a Superior Proposal Notice to the Purchasers on a date that is less than ten business days before the Common Shareholder Meeting, Atlantic Power shall be required to adjourn or postpone the Common Shareholder Meeting to a date that is not more than ten business days after the scheduled date of the Common Shareholder Meeting; provided, however, that the Common Shareholder Meeting shall not be adjourned or postponed to a date later than five business days before the Outside Date
Termination of the Arrangement Agreement
The Arrangement Agreement may be terminated and the Arrangement abandoned at any time prior to the Effective Time (notwithstanding approval of the Arrangement Resolution and/or receipt of the Final Order) by:
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the mutual written agreement of the Company and the Purchasers; or

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Atlantic Power or the Purchasers, if:

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(A) the Required Approvals are not obtained, (B) neither the MTN Noteholder Consent nor the approval of the MTN Noteholder Resolution is obtained, and/or (C) neither the Debentureholder Consent nor the approval of the Debentureholder Resolution is obtained, provided that Atlantic Power and the Purchasers may not terminate the Arrangement Agreement pursuant if the failure is a result of a breach by Atlantic Power or the Purchasers of any of their respective representations or warranties or the failure of Atlantic Power or the Purchasers to perform any of their respective covenants or agreements; or

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after the date of the Arrangement Agreement, any law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or enjoins or otherwise prohibits Atlantic Power or the Purchasers from consummating the Arrangement and such law has, if applicable, become final and non-appealable, provided the party seeking to terminate the Arrangement Agreement has used its commercially reasonable efforts to, as applicable, prevent, appeal or overturn such law or otherwise have it lifted or rendered non-application in respect of the Arrangement; or

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the Effective Time does not occur on or prior to the Outside Date, provided that Atlantic Power and the Purchasers may not terminate the Arrangement Agreement if the failure of the Effective Time to occur has been caused by a breach by Atlantic Power or the Purchasers of any of their respective representations or warranties or the failure of Atlantic Power or the Purchasers to perform any of their respective covenants or agreements under the Arrangement Agreement; or

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Atlantic Power if:

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a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchasers under the Arrangement Agreement occurs that would cause any conditions of the respective sections of the Arrangement Agreement not to be satisfied, and the breach or failure is incapable of being cured or is not cured on or prior to the Outside Date; provided that Atlantic Power is not then in breach of the Arrangement Agreement so as to cause any condition in the respective section not to be satisfied; or

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prior to the approval of the Arrangement Resolution by the Common Shareholders, the Board authorizes Atlantic Power to enter into a written agreement (other than a confidentiality or standstill agreement) with respect to a Superior Proposal, provided Atlantic Power is then in compliance with the Arrangement Agreement and that prior to or concurrent with such termination Atlantic Power pays the Termination Fee in accordance with the Arrangement Agreement; or

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the Purchasers if:

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a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Atlantic Power under the Arrangement Agreement occurs that would cause any conditions of the respective sections of the Arrangement Agreement not to be satisfied, and such breach or failure is incapable of being cured or is not cured on or prior to the Outside Date;

provided that the Purchasers are not then in breach of the Arrangement Agreement so as to cause any such conditions not to be satisfied; or
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(A) any of the Board, the APPEL Board or the board of directors of the general partner of APLP (as applicable) fails to recommend, or publicly withdraws, amends, modifies or qualifies, or publicly proposes to withdraw, amend, modify or qualify, the Board Recommendation, in each case in a manner adverse to the Purchasers, (B) any of the Board, the APPEL Board or the board of directors of the general partner of APLP accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend, an Acquisition Proposal, (C) any of the Board, the APPEL Board or the board of directors of the general partner of APLP accepts or enters into or publicly proposes to accept or enter into any written agreement, understanding or arrangement in respect of an Acquisition Proposal (other than a confidentiality and standstill agreement permitted by and in accordance with the Arrangement Agreement), (D) if, in Purchasers’ reasonable good faith judgment, there are circumstances that create uncertainty in the public markets regarding the Board Recommendation, any of the Board, the APPEL Board or the board of directors of the general partner of APLP fails to publicly reaffirm the Board Recommendation within five business days of the Purchasers requesting such reaffirmation (subject to exceptions) (each, a “Change in Recommendation”), or (E) Atlantic Power breaches its obligations with respect to other offers in a material respect.

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any event occurs as a result of which the conditions set forth in the sections related to Dissent Rights, Material Adverse Effect or Required Consents, are not capable of being satisfied by the Outside Date.

Termination Fee
If a Termination Fee Event occurs, we must pay a termination fee of $12,500,000 (the “Termination Fee”). A “Termination Fee Event” will occur if the Arrangement Agreement is terminated due to (i) the Board issuing a Change in Recommendation, (ii) a Superior Proposal or (iii) the Required Approvals not being obtained, the Effective Time having not occurred prior to the Outside Date, or Atlantic Power breaching certain of its representations and warranties; provided, that a Termination Fee Event will only have occurred with respect to the events described in clause (iii) if (A) prior to such termination an Acquisition Proposal is publicly announced after the date of the Arrangement Agreement and not withdrawn prior to the Special Meetings and (B) within twelve months of such termination, (x) an Acquisition Proposal (whether or not the same Acquisition Proposal described in clause (A) above) is consummated or (y) Atlantic Power or one or more of its subsidiaries enters into an agreement with respect to an Acquisition Proposal and such Acquisition Proposal is later consummated (whether or not within the twelve month period following such termination).
Reverse Termination Fee
If a Reverse Termination Fee Event occurs, the Purchasers must pay to Atlantic Power a reverse termination fee (the “Reverse Termination Fee”) of $15,000,000. A “Reverse Termination Fee Event” will occur if the Arrangement Agreement is terminated by Atlantic Power following a breach of certain representations and warranties or covenants by the Purchasers.
Employee Benefits
For each employee employed by the Company or any of its subsidiaries at the Effective Time of the Arrangement, the Purchasers have agreed to maintain, for so long as such employee remains employed by the Purchasers or their affiliates during the period commencing at the Effective Time of the Arrangement and ending on the first anniversary thereof, his or her (i) salary or wage level, (ii) short-term incentive opportunities and (iii) benefits, perquisites and other terms and conditions of employment (excluding any equity-based compensation, long-term incentive opportunities and any transaction, retention or similar bonus or payment), that are substantially comparable in the aggregate to those that such employee was entitled to receive immediately prior to the Effective Time of the Arrangement. The Purchasers have agreed that they shall, or shall cause the Company to, use commercially reasonable efforts to recognize and credit the service of such employees with Atlantic Power prior to the consummation of the arrangement for purposes of eligibility and vesting with respect to any employee benefit plan, policy, allowance or practice, including severance, vacation and paid time off plans (other than defined benefit, retiree, medical or equity incentive plans) sponsored or maintained at or after the Effective Time by the Purchasers, the Company or its subsidiaries for the benefit of such employees, except to the extent credit would result in the duplication of benefits for the same period of service. With respect to each welfare benefit plan maintained at or after the Effective Time by the Purchasers, the Company or its subsidiaries for the benefit of such employees, the Purchasers have agreed that they shall, or shall cause the Company to, use commercially reasonable efforts to, waive all limitations as to pre-existing conditions or eligibility limitations (other than to the extent that such limitations or exclusions are in effect with respect to such employee as of the date of the Arrangement Agreement) and give effect, for the applicable plan year in which the closing occurs, for purposes of satisfying any deductible, co-payment, coinsurance, maximum out-of-pocket limitations and like adjustments or limitations on coverage, to costs or expenses incurred by employees under similar plans maintained by the Company and its subsidiaries immediately prior to the Effective Time of the Arrangement.
The Company and the Purchasers have agreed that nothing provided for in the Arrangement Agreement, whether express or implied, shall (i) confer upon any employee any rights or remedies, including any right to employment or continued employment for any period or terms of employment, (ii) be interpreted to prevent or restrict Atlantic Power (or its successor) or any subsidiaries thereof from modifying or terminating the employment or terms of employment of any employee, including the amendment or termination of any employee benefit or compensation plan, program or arrangement, following closing of the Arrangement (subject to the foregoing) or (iii) be treated as an establishment, amendment or other modification of any employee benefit plan or arrangement.
Indemnification and Insurance
Prior to the Effective Time, Atlantic Power shall obtain and fully pay a single premium for customary “tail” policies of directors’ and officers’ liability insurance providing protection for not less than six years after the Effective Time and with terms, conditions, retentions- and limits of liability that are no less favorable to the directors and officers in the aggregate than the protection provided by the policies maintained by Atlantic Power which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date. Notwithstanding the foregoing, in no event will Atlantic Power be permitted to expend for any insurance policies pursuant to the Arrangement Agreement an amount in excess of 300% of the annual premiums currently paid by Atlantic Power for directors’ and officers’ liability insurance in effect as of the date of the Arrangement Agreement.
Furthermore, the Purchasers shall indemnify and hold harmless, to the fullest extent permitted under applicable law (and to also advance expenses as incurred to the fullest extent permitted under applicable law), each present and former director and officer of Atlantic Power and its subsidiaries and each present and former designate or nominee of Atlantic Power or its subsidiaries on the board of directors (or equivalent body) of the Non-Controlled Entities (each an “Indemnified Person”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims or liabilities incurred in connection with any proceeding arising out of or related to such Indemnified Person’s service as a director or officer of Atlantic Power, any of its subsidiaries and/or any of the Non-Controlled Entities or services performed by such persons at the request of Atlantic Power, any of its subsidiaries or any of the Non-Controlled Entities at or prior to or following the Effective Time. The Arrangement Agreement provides that none of the Purchasers, Atlantic Power or any of their respective subsidiaries shall settle in any proceeding involving or naming an Indemnified Person or arising out of or related to an Indemnified Person’s service as a director or officer of Atlantic Power, any of its subsidiaries and/or any of the Non-Controlled Entities without the prior written consent (not to be unreasonably withheld or delayed) of that Indemnified Person, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.
The rights of the Indemnified Persons under the Arrangement Agreement are in addition to any rights such Indemnified Persons may have under Atlantic Power’s constating documents or the constating documents of any of its subsidiaries and the Non-Controlled Entities, or under any applicable law or agreement of any Indemnified Person with Atlantic Power, any of its subsidiaries or any of the Non-Controlled Entities.

The Arrangement Agreement provides that the Purchasers shall cause Atlantic Power or the applicable subsidiary of Atlantic Power to, from and after the Effective Time, honor all rights to indemnification or exculpation existing as of the date of the Arrangement Agreement in favor of present and former employees, directors and officers of Atlantic Power and its subsidiaries and Atlantic Power’s and its subsidiaries’ designates, nominees and appointees as officers and directors of the Non-Controlled Entities to the extent they are such rights were disclosed to the Purchasers prior to the date of the Arrangement Agreement, and the Purchasers acknowledged that such rights, to the extent they are so disclosed, shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Date.
Reorganization
The Arrangement Agreement provides that Atlantic Power shall, and shall cause each of its subsidiaries to, and shall use commercially reasonable efforts to cause the Non-Controlled Entities to, use commercially reasonable efforts to (i) take all actions and to do all things reasonably necessary to effect such reorganizations of Atlantic Power’s or any of its subsidiaries’ business, operations, assets, corporate structure or capital structure as the Purchasers may request, acting reasonably (each a “Pre-Acquisition Reorganization”), (ii) cooperate with the Purchasers and their advisors in order to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they might most effectively be undertaken and (iii) cooperate with the Purchasers and their advisors to seek to obtain consents or waivers which might be required from the Atlantic Power’s lenders under its existing credit facilities or counterparties to material contracts in connection with the Pre-Acquisition Reorganization, if any; provided, however, that the Pre-Acquisition Reorganization: (A) can be completed prior to the Effective Date and can be reversed or unwound in the event the Arrangement is not consummated, (B) does not require the approval of any of the Common Shareholders, Preferred Shareholders, Company Debentureholders or MTN Noteholders, (C) does not reduce, or impact the form of, the consideration to be received by the Common Shareholders or Preferred Shareholders under the Plan of Arrangement, the MTN Noteholder Consideration, and the Company Debenture Share Consideration or the Company Debenture Cash Consideration, (D) is not prejudicial to the Common Shareholders, Preferred Shareholders, Company Debentureholders or MTN Noteholders, (E) does not result in any breach or default by Atlantic Power, any of its subsidiaries or the Non-Controlled Entities, or other material change of any material right or material obligation or the loss of any material benefit to which Atlantic Power or any of its subsidiaries or any of the Non-Controlled Entities is entitled under, any (i) material contract, (ii) authorization, (iii) law or (iv) its or their respective constating documents, (F) does not prevent, materially delay or impede the ability of the Purchasers or Atlantic Power to consummate the Arrangement, (G) does not result in any adverse tax consequences to, any class of the Common Shareholders, Preferred Shareholders, MTN Noteholders or Company Debentureholders, (H) shall not become effective unless the Purchasers have irrevocably waived or confirmed in writing the satisfaction of all conditions to closing in their favor and shall have confirmed in writing that it is prepared, and able, to promptly and without condition proceed to effect the Arrangement, and (I) is effected as close as reasonably practicable to the Effective Time.
Amendments
Atlantic Power and the Purchasers may amend the Arrangement Agreement and the Plan of Arrangement may, at any time, but not later than the Effective Time and any such amendment may, subject to the Interim Order and Final Order and laws, without limitation:
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change the time for performance of any of the obligations or acts of Atlantic Power and the Purchasers;

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waive any inaccuracies in or modify any representation or warranty contained in the Arrangement Agreement or in any document delivered pursuant to the Arrangement Agreement;

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modify any of the covenants contained in the Arrangement Agreement and waive or modify performance of any of the obligations of Atlantic Power and the Purchasers; and/or

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waive compliance with or modify any mutual conditions contained in the Arrangement Agreement.

Notwithstanding anything to the contrary contained in the Arrangement Agreement, certain provisions relating to the Debt Financing may not be amended, supplemented, waived or otherwise modified in any manner that is detrimental to or is otherwise adverse in any respect to the source of Debt Financing without the prior written consent of the sources of Debt Financing.
Specific Performance
Subject to the terms and conditions set forth in the Arrangement Agreement, Atlantic Power and Purchasers are entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Arrangement Agreement and to enforce specifically the terms of the Arrangement Agreement, in addition to any other remedy to which they are entitled at law or in equity.
Atlantic Power’s right to specific performance in connection with enforcing Purchaser’s obligation to cause the Equity Financing to be funded and Purchasers’ obligation to consummate the Arrangement is subject to the following requirements: (1) all of the conditions applicable to Purchasers and Atlantic Power’s obligations to close the Arrangement and all of the conditions applicable to Purchasers’ obligations to close the Arrangement (as described in “The Arrangement Agreement — Conditions to the Arrangement,” beginning on page 104) have been satisfied or waived; (2) Purchasers fail to consummate the closing on the date closing is required to occur under the Arrangement Agreement and (3) Atlantic Power has irrevocably confirmed in a written notice to Purchasers that if specific performance is granted and the Equity Financing is funded, then it would take such actions that are required of it by the Arrangement Agreement to cause the closing to occur.
Governing Law
The Arrangement Agreement will be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.
Waiver of Jury-Trial
The parties to the Arrangement Agreement have irrevocably waived any right to trial by jury in respect of any proceeding directly or indirectly arising out of or relating to the Arrangement Agreement or the transactions contemplated thereby (including the Arrangement).
Limitation of Liability
The Arrangement Agreement provides that, subject to Atlantic Power’s right to (i) injunctive and other equitable relief or other form of specific performance in accordance with the Arrangement Agreement to prevent breaches or threatened breaches of the Arrangement Agreement and to enforce compliance with the terms of the Arrangement Agreement, and (ii) reimbursement of expenses to which Atlantic Power is entitled to under this Agreement, if any, in the event the Reverse Termination Fee is paid to Atlantic Power, payment of the Reverse Termination Fee shall be the sole and exclusive remedy of Atlantic Power and its subsidiaries against the Purchasers for any loss suffered as a result of the failure of the Arrangement.
The Arrangement Agreement provides that, subject to the Purchaser’s right to injunctive and other equitable relief or other form of specific performance in accordance with the Arrangement Agreement to prevent breaches or threatened breaches of the Arrangement Agreement and to enforce compliance with the terms of the Arrangement Agreement, in the event the Termination Fee is paid to the Purchasers, payment of the Termination Fee shall be the sole and exclusive remedy of the Purchasers or any of their former, current or future general or limited partners, stockholders or equity holders, controlling persons, financing sources, managers, members, directors, officers, employees, agents or affiliates (including other funds and separately managed accounts by the general partner of the Equity Investor, or subsidiaries or portfolio companies of the Equity Investor) or any former, current or future general or limited partners, stockholders or equity holders, controlling persons, financing sources, managers, members, directors, officers, employees, agents or affiliates of any of the foregoing against Atlantic Power for any loss suffered as a result of the failure of the Arrangement.

DISSENT RIGHTS OF COMMON SHAREHOLDERS AND PREFERRED SHAREHOLDERS IN RESPECT OF THE ARRANGEMENT
As contemplated in the Plan of Arrangement and the Interim Order, copies of which are attached as Annex E and Annex H, respectively, Common Shareholders and Preferred Shareholders as of the record dates for the Common Shareholder Meeting and Preferred Shareholder Meeting, respectively, who object to the Arrangement have been granted the Dissent Rights. The Dissent Rights adopt the dissent procedures set forth in Division 2 of Part 8 of the BCBCA, as may be modified by the Plan of Arrangement, the Interim Order and the Final Order. A copy of Division 2 of Part 8 of the BCBCA is attached as Annex J.
The following is a summary of the Dissent Rights. Such summary is not a comprehensive statement of the procedures to be followed by a Common Shareholder or Preferred Shareholder who seeks to exercise such Dissent Rights and is qualified in its entirety by reference to the full text of the Plan of Arrangement, the Interim Order, and Division 2 of Part 8 of the BCBCA, which are attached as Annexes E, H and J respectively.
The Dissent Rights are technical and complex. Any Common Shareholder or Preferred Shareholder who wishes to exercise their Dissent Rights should seek independent legal advice, as failure to comply strictly with the Dissent Rights may result in the loss or unavailability of their right of dissent.
Pursuant to the Interim Order, each Registered Common Shareholder as of the record date for the Common Shareholder Meeting and each Registered Preferred Shareholder as of the record date for the Preferred Shareholder Meeting may exercise Dissent Rights under Section 238 of the BCBCA, in the manner set forth in Sections 242 to 247 of the BCBCA, all as modified by the Plan of Arrangement as the same may be modified by the Interim Order or the Final Order in respect of the Arrangement, provided that the written objection to the Arrangement Resolution or the Preferred Shareholder Resolution contemplated by Section 242 of the BCBCA and the Plan of Arrangement must be sent to and received by the Company or APPEL, as applicable, at 3 Allied Drive, Suite 155, Dedham, Massachusetts 02026, United States, Attention: Kevin T. Howell, Chair of the Special Committee, with a copy to the Company and Special Committee’s counsel, Goodmans LLP, 333 Bay Street, Suite 3400, Toronto, ON M5H 2S7, Attention: Bob Vaux/Jamie Van Diepen, not later than 5:00 p.m. (Eastern Daylight Time) on April 5, 2021 or the day that is two business days immediately preceding the date of the Common Shareholder Meeting or the Preferred Shareholder Meeting, respectively (in each case, as such meeting may be adjourned or postponed from time to time). Dissenting Shareholders who duly exercise their Dissent Rights shall be deemed to have transferred the Common Shares or Preferred Shares held by them in respect of which Dissent Rights have been validly exercised to Tidal Power Holdings Limited (in the case of the Common Shares) or to APPEL (in the case of the Preferred Shares), without any further act or formality as provided under the Plan of Arrangement and if they:
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ultimately are entitled to be paid fair value for such Common Shares or Preferred Shares, as applicable: (i) shall be deemed not to have participated in the applicable transactions in the Plan of Arrangement (other than those sections of the Plan of Arrangement dealing with Dissenting Shareholders); (ii) will be entitled to be paid, subject to any amounts withheld for taxes under the Plan of Arrangement, the fair value of such Common Shares or Preferred Shares, as applicable, by Tidal Power Holdings Limited (in the case of the Common Shares) or by APPEL (in the case of the Preferred Shares), which fair value shall be determined as of immediately before the Arrangement Resolution or the Preferred Shareholder Resolution was adopted at the Common Shareholder Meeting or the Preferred Shareholder Meeting, as applicable; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Common Shares or Preferred Shares, as applicable; or

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ultimately are not entitled, for any reason, to be paid fair value for such Common Shares or Preferred Shares in respect of which they exercised Dissent Rights, as applicable, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting Common Shareholder or Preferred Shareholder, as applicable, (and shall be entitled to receive the Common Share Consideration from Tidal Power Holdings Limited or the Preferred Share Consideration from APPEL in the same manner as such non-Dissenting Shareholders).

In no circumstances shall the Purchasers, the Company, APPEL, the depositary or any other person be required to recognize a person exercising Dissent Rights (i) unless, as of the deadline for exercising Dissent Rights under the Plan of Arrangement, such person is the registered holder of those Common Shares or Preferred Shares, as applicable in respect of which such Dissent Rights are sought to be exercised, (ii) if such person has voted or instructed a proxy holder to vote such Common Shares or Preferred Shares, as applicable, in favor of the Arrangement Resolution or the Preferred Shareholder Resolution, as applicable, or (iii) unless such person has strictly complied with the procedures for exercising Dissent Rights and does not withdraw such dissent prior to the Effective Time. In no case shall the Purchasers, the Company, APPEL, the depositary or any other person be required to recognize Dissenting Shareholders as holders of the Common Shares or Preferred Shares, as applicable, in respect of which Dissent Rights have been validly exercised after the completion of the transfer of such shares to Tidal Power Holdings Limited (in the case of the Common Shares) or to APPEL (in the case of the Preferred Shares) under the Plan of Arrangement.
In addition to any other restrictions under Division 2 of Part 8 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Incentive Securities (in their capacity as holders of Incentive Securities); (ii) Common Shareholders who vote or have instructed a proxyholder to vote Common Shares in favor of the Arrangement Resolution, (iii) Preferred Shareholders who vote or have instructed a proxyholder to vote Preferred Shares in favor of the Preferred Shareholder Resolution and (iv) the Purchasers or their affiliates.
Beneficial Shareholders who wish to dissent with respect to their Common Shares or Preferred Shares should be aware that only Registered Common Shareholders as of the record date for the Common Shareholder Meeting and Registered Preferred Shareholders as of the record date for the Preferred Shareholder Meeting may exercise Dissent Rights in respect of Common Shares or Preferred Shares registered in such holder’s name. Beneficial Shareholders will not be entitled to exercise their Dissent Rights directly with respect to their Common Shares or Preferred Shares, unless such Beneficial Shareholder was the beneficial holder of Common Shares or Preferred Shares, as applicable, on the record date for the Common Shareholder Meeting or Preferred Shareholder Meeting, respectively, and the Common Shares or Preferred Shares, as applicable, are re-registered in the Beneficial Shareholder’s name and the procedures to exercise Dissent Rights are strictly complied with. A Beneficial Shareholder that was the beneficial holder of Common Shares or Preferred Shares, as applicable, on the record date for the Common Shareholder Meeting or Preferred Shareholder Meeting, respectively, who wishes to exercise Dissent Rights with respect to their Common Shares or Preferred Shares should immediately contact the Intermediary with whom such Beneficial Shareholder deals in respect of its Common Shares or Preferred Shares, as applicable, and either: (i) instruct such Intermediary to exercise the Dissent Rights on such Beneficial Shareholder’s behalf (which, if the Common Shares or Preferred Shares, as applicable, are registered in the name of CDS or other clearing agency, may require that the Common Shares or Preferred Shares, as applicable, first be re-registered in the name of such Intermediary), or (ii) instruct such Intermediary to re-register such Common Shares or Preferred Shares in the name of such Beneficial Shareholder, in which case such Beneficial Shareholder would be able to exercise the Dissent Rights directly without the involvement of such Intermediary.
A Dissenting Shareholder must dissent with respect to all Common Shares or Preferred Shares, as applicable, in which the Dissenting Shareholder owns a beneficial interest. A Registered Common Shareholder as of the record date for the Common Shareholder Meeting or Registered Preferred Shareholder as of the record date for the Preferred Shareholder Meeting who wishes to dissent must deliver a written notice of dissent (a “Notice of Dissent”) to and be received by the Company or APPEL, as applicable, at 3 Allied Drive, Suite 155, Dedham, Massachusetts 02026, United States, Attention: Kevin T. Howell, Chair of the Special Committee, with a copy to the Company and Special Committee’s counsel, Goodmans LLP, 333 Bay Street, Suite 3400, Toronto, ON M5H 2S7, Attention: Bob Vaux/Jamie Van Diepen, not later than 5:00 p.m. (Eastern Daylight Time) on April 5, 2021 or the day that is two business days immediately preceding the date of the Common Shareholder Meeting or the Preferred Shareholder Meeting, respectively (in each case, as such meeting may be adjourned or postponed from time to time). Any failure by a Dissenting Shareholder to strictly comply with the Dissent Rights may result in the loss of that Dissenting Shareholder’s Dissent Rights. A Beneficial Shareholder that was the beneficial holder of Common Shares or Preferred Shares, as applicable, on the record date for the Common Shareholder Meeting or Preferred Shareholder Meeting, respectively, who wishes to exercise Dissent Rights must arrange for the Registered Common Shareholder as of the record date for the Common Shareholder Meeting or Registered Preferred

Shareholder as of the record date for the Preferred Shareholder Meeting holding their Common Shares or Preferred Shares, as applicable, to deliver the Notice of Dissent in strict compliance with the Dissent Rights or for beneficially owned Common Shares or Preferred Shares, as applicable, to be registered in his, her or its name.
The delivery of a Notice of Dissent does not deprive a Dissenting Shareholder of the right to vote at the Special Meetings. However, a Dissenting Shareholder who has delivered a Notice of Dissent and who votes in favor of the Arrangement will no longer be considered a Dissenting Shareholder. A Common Shareholder or Preferred Shareholder need not vote its Common Shares or Preferred Shares, as applicable, against the Arrangement in order to dissent. A vote against the Arrangement Resolution or Preferred Shareholder Resolution, as applicable, whether in person or by proxy, does not constitute a Notice of Dissent.
A Dissenting Shareholder must prepare a separate Notice of Dissent for himself, herself or itself, if dissenting on his, her or its own behalf, and for each other person who beneficially owns Common Shares or Preferred Shares, as applicable, registered in the Dissenting Shareholder’s name and on whose behalf the Dissenting Shareholder is dissenting; and must dissent with respect to all of the Common Shares or Preferred Shares, as applicable, registered in his, her or its name beneficially owned by the Beneficial Shareholders on whose behalf he, she or it is dissenting.
The Notice of Dissent must set out the name and address of the Dissenting Shareholder, the number of Common Shares or Preferred Shares, as applicable, in respect of which the Notice of Dissent is being given (the “Notice Shares”) and whichever of the following is applicable: (a) if the Notice Shares constitute all of the Common Shares or Preferred Shares, as applicable, of which the Dissenting Shareholder is both the registered and beneficial owner and the Dissenting Shareholder holds no other Common Shares or Preferred Shares, as applicable, as beneficial owner, a statement to that effect; (b) if the Notice Shares constitute all of the Common Shares or Preferred Shares, as applicable, of which the Dissenting Shareholder is both the registered and beneficial owner but the Dissenting Shareholder owns additional Common Shares or Preferred Shares, as applicable, beneficially, a statement to that effect and the names of the Registered Common Shareholder as of the record date for the Common Shareholder Meeting or Registered Preferred Shareholder as of the record date for the Preferred Shareholder Meeting of such additional Common Shares or Preferred Shares, as applicable, the number of such additional Common Shares or Preferred Shares, as applicable, held by each of those registered owners and a statement that Notices of Dissent are being, or have been, sent with respect to all such additional Common Shares or Preferred Shares, as applicable; or (c) if the Dissent Rights are being exercised by a Registered Common Shareholder as of the record date for the Common Shareholder Meeting or Registered Preferred Shareholder as of the record date for the Preferred Shareholder Meeting on behalf of a Beneficial Shareholder who is not the Dissenting Shareholder but was the beneficial holder of Common Shares or Preferred Shares, as applicable, on the record date for the Common Shareholder Meeting or Preferred Shareholder Meeting, respectively, a statement to that effect and the name and address of the Beneficial Shareholder and a statement that the Registered Shareholder is dissenting with respect to all Common Shares or Preferred Shares, as applicable, of the Beneficial Shareholder that are registered in such Registered Shareholder’s name.
Each of the Company and APPEL are required, promptly after the later of: (a) the date on which it forms the intention to proceed with the Arrangement, and (b) the date on which the Notice of Dissent was received, to notify each Dissenting Shareholder of its intention to act on the Arrangement Resolution or Preferred Shareholder Resolution, as applicable. If the Arrangement Resolution and the Preferred Shareholder Resolution are approved and if the Company or APPEL notifies the Dissenting Shareholders of its intention to act upon the Arrangement Resolution or Preferred Shareholder Resolution, as applicable, the Dissenting Shareholder is then required, within one month after the Company or APPEL, as applicable, gives such notice, to send to the Company or APPEL, as applicable, the certificates representing the Notice Shares if such Notice Shares are certificated, and a written statement that requires Tidal Power Holdings Limited (in the case of the Common Shares) or APPEL (in the case of the Preferred Shares) to purchase all of the Notice Shares. If the Dissent Right is being exercised by the Dissenting Shareholder on behalf of a Beneficial Shareholder who is not the Dissenting Shareholder but was the beneficial holder of Common Shares or Preferred Shares, as applicable, on the record date for the Common Shareholder Meeting or Preferred Shareholder Meeting, respectively, a statement signed by the Beneficial Shareholder is required which sets out whether the Beneficial Shareholder is the beneficial owner of other Common Shares or

Preferred Shares, as applicable (or was the beneficial holder of Common Shares or Preferred Shares, as applicable, on the record date for the Common Shareholder Meeting or Preferred Shareholder Meeting, respectively), and, if so: (i) the names of the registered owners of such Common Shares or Preferred Shares, as applicable, (ii) the number of such Common Shares or Preferred Shares, as applicable, and (iii) that dissent is being exercised in respect of all of such Common Shares or Preferred Shares, as applicable. Upon delivery of these documents, the Dissenting Shareholder is deemed to have sold the Notice Shares and the Purchasers are deemed to have purchased them. Once the Dissenting Shareholder has done this, the Dissenting Shareholder may not vote or exercise any shareholder rights in respect of the Notice Shares.
The Dissenting Shareholder and Tidal Power Holdings Limited (in the case of the Common Shares) or APPEL (in the case of the Preferred Shares, with the prior written approval of the Purchasers as contemplated under the Arrangement Agreement) may agree on the payout value of the Notice Shares; otherwise, either party may apply to the Court to determine the payout value of the Notice Shares or apply for an order that the value be established by arbitration or by reference to the registrar or a referee of the Court. After a determination of the payout value of the Notice Shares, Tidal Power Holdings Limited (in the case of the Common Shares) or APPEL (in the case of the Preferred Shares) must then promptly pay that amount to the Dissenting Shareholder. Pursuant to the Plan of Arrangement, Tidal Power Holdings Limited (in the case of the Common Shares) or APPEL (in the case of the Preferred Shares) are required to pay the payout value of the Notice Shares.
A Dissenting Shareholder loses his, her or its Dissent Rights if, before full payment is made for the Notice Shares, the Company or APPEL abandons the Arrangement that has given rise to the Dissent Right, a court permanently enjoins the action, or the Dissenting Shareholder withdraws the Notice of Dissent with the Company’s or APPEL’s consent, as applicable. When these events occur, the Company or APPEL, as applicable, must return the share certificates, if any, to the Dissenting Shareholder and the Dissenting Shareholder regains the ability to vote and exercise shareholder rights.
The discussion above is only a summary of the Dissent Rights, which are technical and complex. A Common Shareholder or Preferred Shareholder who intends to exercise Dissent Rights should carefully consider and comply with the provisions of Division 2 of Part 8 of the BCBCA, as may be modified by the Interim Order, the Plan of Arrangement and the Final Order. Persons who are Beneficial Shareholders registered in the name of an Intermediary or in some other name, who wish to dissent should be aware that only the registered owner of such Common Shares or Preferred Shares, as applicable, is entitled to dissent.
It is suggested that any Common Shareholder or Preferred Shareholder wishing to avail himself, herself or itself of the Dissent Rights seek his, her or its own legal advice as failure to comply strictly with the applicable provisions of the BCBCA, as modified by the Interim Order and the Plan of Arrangement, may prejudice the availability of such Dissent Rights. Dissenting Shareholders should note that the exercise of Dissent Rights can be a complex, time-consuming and expensive process.
Section 246 of the BCBCA outlines certain events when Dissent Rights will cease to apply where such events occur before payment is made to the Dissenting Shareholders of the fair value of the Common Shares or Preferred Shares, as applicable, surrendered (including if the Arrangement Resolution or Preferred Shareholder Resolution, as applicable, is not approved or is otherwise not proceeded with). In such events, the Dissenting Shareholder will be entitled to the return of the applicable share certificate(s), if any, and rights as a Common Shareholder or Preferred Shareholder, as applicable, in respect of the applicable Common Shares or Preferred Shares will be regained.
Any Common Shareholder or Preferred Shareholder wishing to avail himself or herself of the Dissent Rights that, for any reason, does not properly fulfil the dissent procedures in accordance with the applicable requirements, acts inconsistently with such dissent, or who, for any other reason, is not entitled to be paid the fair value of their Common Shares or Preferred Shares, as applicable, shall be treated as if the Common Shareholder or Preferred Shareholder had participated in the Arrangement on the same basis as a non-dissenting Common Shareholder or Preferred Shareholder, as applicable.
It is a condition to the completion of the Arrangement that holders of no more than 10% of the issued and outstanding Common Shares have exercised Dissent Rights in respect of the Arrangement.

For a general summary of certain income tax implications to a Dissenting Shareholder, see the section entitled “The Arrangement — Material U.S. Federal Income Tax Consequences”, beginning on page 74 and “The Arrangement — Material Canadian Federal Income Tax Consequences”, beginning on page 75.
THE CONTINUANCE
Pursuant to the terms of the Arrangement Agreement, the continuance of APPEL from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the BCBCA and Section 189 of the ABCA must occur in order for the Final Order to be obtained and the Arrangement to become effective. Accordingly, Preferred Shareholders will be asked at the Preferred Shareholder Meeting to consider and, if deemed advisable, pass the Continuance Resolution, authorizing the Continuance. The full text of the Continuance Resolution is set forth in Annex C. APLP, in its capacity as the sole holder of common shares of APPEL, intends to vote all common shares of APPEL held by it in favor of the Continuance (or pass written resolutions approving the Continuance).
In order to effect the Continuance, the Continuance Resolution must be approved by at least two-thirds of the votes cast by the Preferred Shareholders (voting as a single class) present in person or by proxy at the Preferred Shareholder Meeting. If (i) the Required Approvals are obtained at the Special Meetings as required by applicable law and the Interim Order, (ii) the MTN Noteholder Consent is obtained or the MTN Noteholder Resolution is approved as contemplated by the Arrangement Agreement, (iii) the Debentureholder Consent is obtained or the Debentureholder Resolution is approved as contemplated by the Arrangement Agreement, and (iv) the Purchasers have irrevocably confirmed in writing to the Company that (A) all of the conditions in favor of the Purchasers set forth in the Arrangement Agreement have been satisfied (other than those conditions that by their nature are to be, and can be, satisfied by actions taken at the Effective Time) or will be waived by the Purchasers and (B) they are prepared to consummate the closing of the transactions contemplated by the Arrangement Agreement and they stand, ready, willing and able to consummate such transactions, then, at least one business day prior to the Effective Date, APPEL intends to file an application for a certificate of continuation (the “Certificate of Continuation”) with the British Columbia Registrar requesting that APPEL be continued into British Columbia. The Alberta Registrar must consent to the proposed Continuance in compliance with Section 189 of the ABCA. Pursuant to Section 302 of the BCBCA, APPEL must (a) file a continuation application (the “Continuation Application”) with the British Columbia Registrar requesting that APPEL be continued into British Columbia; (b) provide to the British Columbia Registrar the records and information the registrar may require, including, without limitation, the standing of APPEL in Alberta and an authorization for the continuation from the Alberta Registrar; and (c) provide to the British Columbia Registrar a signed copy of the articles that APPEL will have once it is continued into British Columbia. The Continuation Application must contain a notice of articles that reflects the information that will apply to the continued company on its recognition, specifying, among other things, the records and registered office of APPEL in British Columbia, the authorized share structure of APPEL and the names and mailing addresses of its directors. APPEL will be continued into British Columbia on the date and time that the Continuation Application is filed with the British Columbia Registrar or, if the Continuation Application specifies a date or a date and time on which the continuation is to take effect, on such specified date and time. After APPEL is continued into British Columbia, the British Columbia Registrar must issue the Certificate of Continuation and APPEL must file a notice of continuance with the Alberta Registrar satisfying the Alberta Registrar that APPEL has continued under the BCBCA. The Alberta Registrar will then issue a certificate of discontinuance. As a result of the Continuance, APPEL will become a corporation under the laws of the Province of British Columbia.
Despite the approval of the Continuance Resolution by the Preferred Shareholders, the APPEL Board may, without further approval of the Preferred Shareholders but subject to compliance with the terms of the Arrangement Agreement, abandon the application for the Continuance at any time prior to the issuance of the Certificate of Continuation. If the Arrangement is not completed for any reason, but the Continuance Resolution is approved by Preferred Shareholders, APPEL may still elect to proceed with the Continuance and would thereafter be governed by the BCBCA. A summary of certain of the material differences between the ABCA and BCBCA is included in Annex L.

DISSENT RIGHTS OF PREFERRED SHAREHOLDERS IN RESPECT OF THE CONTINUANCE
Pursuant to Section 191 of the ABCA, Preferred Shareholders who object to the Continuance are entitled to dissent with respect to the Continuance. The following is a summary of the rights provided under Section 191 of the ABCA (the “Continuance Dissent Rights”) of Preferred Shareholders (“Continuance Dissenting Shareholders”) dissenting with respect to the Continuance. Such summary is not a comprehensive statement of the procedures to be followed by a Preferred Shareholder who seeks to exercise such dissent rights and is qualified in its entirety by reference to the full text of Section 191 of the ABCA. A copy of Section 191 of the ABCA is attached as Annex K.
The Continuance Dissent Rights are technical and complex. Any Preferred Shareholder who wishes to exercise their Continuance Dissent Rights should seek independent legal advice, as failure to comply strictly with the Continuance Dissent Rights may result in the loss or unavailability of their right of dissent.
A Registered Preferred Shareholder is entitled, in addition to any other rights the holder may have, to dissent and to be paid by APPEL the fair value of the Preferred Shares held by the holder in respect of which the holder dissents, determined as of the close of business on the last business day before the day on which the Continuance Resolution was adopted.
Only Registered Preferred Shareholders may dissent in respect of the Continuance. Beneficial Preferred Shareholders who wish to dissent in respect of the Continuance should be aware that they may only do so through the Registered Preferred Shareholder. Accordingly, a Beneficial Preferred Shareholder desiring to exercise Continuance Dissent Rights must make arrangements for the Preferred Shares beneficially owned by such Beneficial Preferred Shareholder to be registered in the name of such Beneficial Preferred Shareholder prior to the time the written objection to the Continuance Resolution is required to be received by APPEL or, alternatively, make arrangements for the Registered Preferred Shareholder to dissent on behalf of the Beneficial Preferred Shareholder.
A Continuance Dissenting Shareholder must send to APPEL a written objection to the Continuance Resolution (a “Continuance Dissent Notice”), which Continuance Dissent Notice must be received by APPEL at 3 Allied Drive, Suite 155, Dedham, Massachusetts 02026, United States, Attention: Kevin T. Howell, Chair of the Special Committee, at or before the Preferred Shareholder Meeting. The ABCA does not provide, and APPEL will not assume, that a vote against the Continuance Resolution constitutes a Continuance Dissent Notice. A Registered Preferred Shareholder may not exercise their Continuance Dissent Rights in respect of only a portion of such holder’s Preferred Shares, but may dissent only with respect to all of the Preferred Shares held by the holder.
An application may be made to the Court of Queen’s Bench of Alberta (the “Alberta Court”) by APPEL or by a Continuance Dissenting Shareholder after the adoption of the Continuance Resolution to fix the fair value of the Continuance Dissenting Shareholder’s Preferred Shares. If such an application to the Alberta Court is made by either APPEL or a Continuance Dissenting Shareholder, APPEL must, unless the Alberta Court otherwise orders, send to each Continuance Dissenting Shareholder an offer to pay such person an amount considered by the APPEL Board to be the fair value of the Preferred Shares held by such Continuance Dissenting Shareholder. The offer, unless the Alberta Court otherwise orders, will be sent to each Continuance Dissenting Shareholder at least 10 days before the date on which the application is returnable, if APPEL is the applicant, or within 10 days after APPEL is served with notice of the application, if a Continuance Dissenting Shareholder is the applicant. The offer will be made on the same terms to each Continuance Dissenting Shareholder and will be accompanied by a statement showing how the fair value was determined.
A Continuance Dissenting Shareholder may make an agreement with APPEL for the purchase of such Dissenting Shareholder’s Preferred Shares in the amount of APPEL’s offer (or otherwise) at any time before the Alberta Court pronounces an order fixing the fair value of the Preferred Shares.
A Continuance Dissenting Shareholder is not required to give security for costs in respect of an application and, except in special circumstances, will not be required to pay the costs of the application and appraisal. On the application, the Alberta Court will make an order fixing the fair value of the Preferred Shares of all Continuance Dissenting Shareholders who are parties to the application, giving judgment in that amount against APPEL and in favor of each of those Continuance Dissenting Shareholders, and fixing the time within which APPEL must pay that amount payable to the Continuance Dissenting Shareholders. The Alberta Court may in its discretion allow a reasonable rate of interest on the amount payable to each Continuance Dissenting Shareholder calculated from the date on which the Continuance Dissenting Shareholder ceases to have any rights as a Preferred Shareholder until the date of payment.
On the Continuance becoming effective, or upon the making of an agreement between APPEL and the Continuance Dissenting Shareholder as to the payment to be made by APPEL to the Continuance Dissenting Shareholder, or the pronouncement of an Alberta Court order, whichever first occurs, the Continuance Dissenting Shareholder will cease to have any rights as a Preferred Shareholder other than the right to be paid the fair value of such Continuance Dissenting Shareholder’s Preferred Shares in the amount agreed to between APPEL and the Continuance Dissenting Shareholder or in the amount of the judgment, as the case may be. Until one of these events occurs, the Continuance Dissenting Shareholder may withdraw such holder’s dissent, or if the Continuance has not yet become effective APPEL may rescind the Continuance Resolution, and, in either event, the dissent and appraisal proceedings in respect of that Continuance Dissenting Shareholder will be discontinued.
APPEL shall not make a payment to a Continuance Dissenting Shareholder under Section 191 of the ABCA if there are reasonable grounds for believing that APPEL is or would after the payment be unable to pay its liabilities as they become due, or that the realizable value of the assets of APPEL would thereby be less than the aggregate of its liabilities. In such event, APPEL shall notify each Continuance Dissenting Shareholder that it is lawfully unable to pay Continuance Dissenting Shareholders for their Preferred Shares in which case the Continuance Dissenting Shareholder may, by written notice to APPEL within 30 days after receipt of such notice, withdraw such holder’s written objection, in which case such Continuance Dissenting Shareholder shall be deemed to have participated in the Continuance as a Preferred Shareholder. If the Continuance Dissenting Shareholder does not withdraw such holder’s written objection, such Continuance Dissenting Shareholder retains status as a claimant against APPEL to be paid as soon as APPEL is lawfully entitled to do so or, in a liquidation, to be ranked subordinate to creditors but prior to its shareholders.
All Preferred Shares held by Preferred Shareholders who validly exercise their Continuance Dissent Rights will, if the holders are ultimately entitled to be paid the fair value thereof, be deemed to be transferred to APPEL on the effective date of the Continuance in exchange for the right to be paid the fair value as of the close of business on the last business day before the Continuance Resolution is approved by holders of Preferred Shares. If such Continuance Dissenting Shareholders ultimately are not entitled to be paid the fair value for the Preferred Shares, such Continuance Dissenting Shareholders will be deemed to have participated in the Continuance on the same basis as a non-dissenting holder of Preferred Shares notwithstanding the provisions of Section 191 of the ABCA.
For a general summary of certain income tax implications to a Continuance Dissenting Shareholder, see the section entitled “The Arrangement — Material U.S. Federal Income Tax Consequences”, beginning on page 74 and “The Arrangement — Material Canadian Federal Income Tax Consequences”, beginning on page 75.

COMMON SHAREHOLDER ADVISORY VOTE ON NAMED EXECUTIVE OFFICER ARRANGEMENT-RELATED COMPENSATION
In accordance with Section 14A of the Exchange Act, Atlantic Power is providing its Common Shareholders with the opportunity to cast a non-binding, advisory vote on the compensation that will be paid or may become payable to the named executive officers (“NEOs”) of Atlantic Power in connection with the Arrangement, the value of which is set forth in the table entitled “Consideration” on page 70. This proposal, commonly known as “say-on-golden parachutes” is referred to in this information circular and proxy statement as the NEO arrangement-related compensation proposal. As required by Section 14A of the Exchange Act, Atlantic Power is asking its holders of Common Shares to vote on the adoption of the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to Atlantic Power’s NEOs in connection with the Arrangement, as disclosed under “The Arrangement — Interests of the Company’s Directors and Executive Officers in the Arrangement — Consideration,” including the table, associated footnotes and narrative discussion, is hereby APPROVED.”
The vote on the NEO arrangement-related compensation proposal is a vote separate and apart from the votes on the Arrangement Resolution. Accordingly, you may vote to approve the Arrangement Resolution and vote not to approve the NEO arrangement-related compensation proposal, and vice versa. Because the vote to approve the NEO arrangement-related compensation proposal is only advisory in nature, it will not be binding on Atlantic Power or the Purchasers. Accordingly, because Atlantic Power is contractually obligated to pay such arrangement-related compensation, the compensation will be paid or payable, subject only to the conditions applicable thereto, if the Arrangement Resolution is approved, regardless of the outcome of the advisory vote.
Approval of the NEO arrangement-related compensation proposal (on a non-binding basis) requires the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Common Shareholder Meeting and entitled to vote thereon. Abstentions, the failure to vote your shares and broker non-votes, if any, will have no effect on the outcome of the NEO arrangement-related compensation proposal. If you sign and return a proxy and do not indicate how you wish to vote on the NEO arrangement-related compensation proposal, your shares will be voted in favor of the proposal.
The Board recommends that Common Shareholders vote “FOR” the NEO arrangement-related compensation proposal.

ADJOURNMENT OF THE COMMON SHAREHOLDER MEETING
Atlantic Power may ask the Common Shareholders to vote on a proposal to adjourn the Common Shareholder Meeting, if necessary, to solicit additional proxies if there are insufficient votes of Common Shareholders at the time of the Common Shareholder Meetings to approve the Arrangement Resolution. We do not intend to propose adjournment at our Common Shareholder Meeting if there are sufficient votes of Common Shareholders to approve the Arrangement Resolution. If the proposal to adjourn our Common Shareholder Meeting for the purpose of soliciting additional proxies is submitted to Common Shareholders for approval, such approval requires the affirmative vote of the holders of a majority of Common Shares, present or represented by proxy and entitled to vote on the matter. Abstentions, the failure to vote your shares and broker non-votes, if any, will have no effect on the outcome of the proposal to adjourn the Common Shareholder Meeting.
The Board recommends that Common Shareholders vote “FOR” the adjournment of the Common Shareholder Meeting, if necessary, to solicit additional proxies.

MARKET PRICE OF COMMON SHARES
The Common Shares trade on NYSE under the symbol “AT” and on the TSX under the symbol “ATP”. As of the close of business on January 11, 2021, there were 89,222,568 Common Shares issued and outstanding. The following table shows the high and low daily closing sales prices on the NYSE of Common Shares through the first quarter of 2021 (through [•]) and each of our preceding fiscal quarters in 2020 and 2019:
	High		Low
Year ended December 31, 2019
First Quarter		$2.84		$2.17
Second Quarter		$2.62		$2.25
Third Quarter		$2.62		$2.27
Fourth Quarter		$2.45		$2.28
Year ended December 31, 2020
First Quarter		$2.52		$1.76
Second Quarter		$2.15		$1.80
Third Quarter		$2.22		$1.94
Fourth Quarter		$2.21		$1.96
Year ended December 31, 2021
First quarter (through [•])	$	[•]	$	[•]
The following table shows the high and low daily closing sales prices on the TSX of Common Shares through the first quarter of 2021 (through [•]) and each of our preceding fiscal quarters in 2020 and 2019:
	High	Low
Year ended December 31, 2019
First Quarter	C$3.81	C$2.93
Second Quarter	C$3.52	C$3.02
Third Quarter	C$3.45	C$3.02
Fourth Quarter	C$3.23	C$3.02
Year ended December 31, 2020
First Quarter	C$3.35	C$2.46
Second Quarter	C$2.94	C$2.52
Third Quarter	C$2.92	C$2.58
Fourth Quarter	C$2.91	C$2.53
Year ended December 31, 2021
First quarter (through [•])	C$ [•]	C$ [•]
The closing sale price of Common Shares on the NYSE on January 14, 2021, the last trading day prior to the announcement of the Arrangement, was US$2.10 per share. The US$3.03 per share to be paid for each Common Share in the Arrangement represents a premium of approximately 48% to the 30-day volume weighted average price per Common Share on the NYSE. The US$3.03 per share to be paid for each Common Share exceeds Atlantic Power’s 52-week and last three-year-high price. The closing price of Common Shares on the TSX on January 14, 2021 was C$2.67.

DIVIDENDS
The Company
Atlantic Power does not declare or pay, nor does it anticipate declaring or paying for the foreseeable future, cash dividends on the Common Shares. Any determination to pay dividends to Common Shareholders in the future will be at the discretion of the Board and will depend on many factors, including the Company’s financial condition, earnings, legal requirements and other factors as the Board deems relevant. In addition, the Company’s outstanding credit agreement limits the Company’s ability to pay dividends and Atlantic Power may in the future become subject to debt instruments or other agreements that further limit our ability to pay dividends. The Arrangement Agreement provides that we will not, and will not permit any of our subsidiaries to, make or pay any dividends until the consummation of the Arrangement.
APPEL
Cumulative dividends are payable on the Series 1 Preferred Shares on a quarterly basis. The Series 1 Preferred Shares dividend rate is a perpetual 4.85%.
The Series 2 Preferred Shares pay a fixed dividend when declared. The dividend on the Series 2 Preferred Shares is cumulative. Beginning on December 31, 2014 and each fifth-year anniversary thereafter, the rate on the Series 2 Preferred Shares is reset at a rate equal to the sum of the then five-year Government of Canada bond yield and 4.18%. On December 31, 2019, the rate on the Series 2 Preferred Shares was reset to 5.739%.
The holders of Series 3 Preferred Shares are entitled to receive quarterly floating rate dividends, as and when declared by the APPEL Board, at a rate equal to the sum of the then 90-day Government of Canada Treasury bill rate and 4.18%. The dividend on the Series 3 Preferred Shares is cumulative. The dividend rate on the Series 3 Preferred Shares is reset every 90 days. On September 1, 2020, the rate on the Series 3 Preferred Shares was reset to 4.36% for the quarter ending and payable December 31, 2020. On December 1, 2020, the rate on the Series 3 Preferred Shares was reset to 4.30% for the quarter ending and payable on March 31, 2021.
APPEL paid aggregate dividends of $7.4 million on Preferred Shares for the year ended December 31, 2019 and $8.3 million for the year ended December 31, 2018. In the nine months ended September 30, 2020, APPEL paid $5.0 million in dividends to Preferred Shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of Common Shares of Atlantic Power according to the most recent filings available as of [February [•], 2021] (determined pursuant to Rule 13d 3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with respect to:
•
each person (including any “group” of persons as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Atlantic Power to be the beneficial owner of more than 5% of the outstanding Common Shares;

•
each of the directors of Atlantic Power;

•
each of the named executive officers of Atlantic Power; and

•
all of the directors and the current executive officers of the Atlantic Power as a group.

Unless otherwise indicated in the footnotes to the following table, the address of each beneficial owner listed in the following table is c/o Atlantic Power Corporation, 3 Allied Drive, Suite 155, Dedham, Massachusetts 02026.
Except as otherwise indicated in the footnotes to the following table, Atlantic Power believes, based on the information provided to it, that the persons named in the following table have sole voting and investment power with respect to the shares they beneficially own, subject to applicable community property laws.
Name of beneficial owner	Number of Common Shares beneficially owned	Percentage of Common Shares beneficially owned(1)	Deferred Share Units owned(2)
Neuberger Berman Group LLC(3)	7,089,334	7.9%	—
RBC Global Asset	6,438,094	7.2%
BlackRock, Inc.(5)	6,143,790	6.9%	—
Directors and named executive officers
Kevin T. Howell	193,000	*	180,602
R. Foster Duncan	15,105	*	240,756
Danielle S. Mottor	—	—	114,086
Gilbert S. Palter	625,000	*	153,794
James J. Moore, Jr.(6)	1,101,726	1.2%	—
Terrence Ronan(6)	550,752	*	—
Joseph E. Cofelice(6)	884,437	1.0%	—
All Directors and current executive officers as a group (seven persons)(7)	3,370,020	3.78%	689,238

*
Less than 1%

(1)
The applicable percentage ownership is based on 89,222,568 Common Shares issued and outstanding as of March 3, 2021.

(2)
DSUs owned by Directors are excluded from the calculation of Common Shares beneficially owned.

(3)
Based on Schedule 13G/A filed on February 11, 2021 (the “Neuberger Berman 13G/A”) with the SEC by Neuberger Berman Group LLC and Neuberger Berman Investment Advisors LLC (collectively, “Neuberger Berman”) with respect to beneficial ownership of 7,089,334 Common Shares. According to the Neuberger Berman 13G/A, Neuberger Berman has shared voting power with respect to 5,792,226 Common Shares and shared power to dispose of or to direct disposition of 7,089,334 Common Shares. The address of each Neuberger Berman entity is 1290 Avenue of the Americas, New York, New York 10104.

(4)
Based on Schedule 13G filed on February 16, 2021 (the “RBC Global 13G”) with the SEC by RBC Global Asset Management Inc. with respect to beneficial ownership of 6,438,094 Common Shares.

According to the RBC Global 13G, RBC Global Asset Management Inc. has shared voting power with respect to 6,438,094 Common Shares and shared power to dispose of or to direct disposition of 6,438,094 Common Shares. The address of RBC Global Asset Management Inc. is RBC Centre, 155 Wellington Street West, Suite 2300, Toronto, Canada M5V 3K7.
(5)
Based on Schedule 13G/A filed on February 5, 2021 (the “BlackRock 13G/A”) with the SEC by BlackRock Inc. (“BlackRock”) with respect to beneficial ownership of 6,143,790 Common Shares, of which (i) BlackRock Advisors, LLC, (ii) BlackRock Investment Management (UK) Limited, (iii) BlackRock Asset Management Canada Limited, (iv) BlackRock Fund Advisors, (v) BlackRock Institutional Trust Company, National Association, (vi) BlackRock Financial Management, Inc., and (vii) BlackRock Investment Management, LLC, all of which are wholly-owned subsidiaries of BlackRock, are the beneficial owners of 6,143,790 Common Shares. According to the BlackRock 13G/A, BlackRock has sole voting power with respect to 5,921,486 Common Shares, and sole power to dispose of or to direct disposition of 6,143,790 Common Shares. The address of each BlackRock entity is 55 East 52nd Street, New York, New York 10055.

(6)
Common Shares beneficially owned exclude 269,952 unvested Transition Units and [•] unvested TSUs held by James J. Moore, Jr., President and Chief Executive Officer; [•] unvested TSUs held by Terrence Ronan, Executive Vice President-Chief Financial Officer and [•] unvested TSUs held by Joseph E. Cofelice, Executive Vice President-Commercial Development.

(7)
The seven persons include the five directors and the two current named executive officers who are not directors of Atlantic Power.

AUDITORS
KPMG LLP, an independent registered public accounting firm, are the auditors of the Company and APPEL.

OTHER MATTERS
Other Matters for Action at the Special Meetings
As of the date of this information circular and proxy statement, the Board and APPEL Board know of no matters that will be presented for consideration at the Special Meeting other than as described in this information circular and proxy statement.
Future Shareholder Proposals
If the Arrangement is consummated, we will not have public shareholders and there will be no public participation in any future meeting of shareholders. However, if the Arrangement is not completed, we expect to hold a 2021 annual meeting of Common Shareholders. The BCBCA and Rule 14a-8 (“Rule 14a-8”) promulgated under the Exchange Act provides that, in certain circumstances, eligible shareholders are entitled to submit to the Company notice of a matter that such shareholder proposes to raise at a meeting of Common Shareholders. Any eligible shareholder who may wish to exercise this right should carefully consider whether they are eligible to make such a proposal, and comply with the relevant provisions of the BCBCA and the rules and regulations of the SEC. Any shareholder proposals to be considered timely for inclusion in next year’s information circular and proxy statement must be submitted in writing to Atlantic Power Corporation, 3 Allied Drive, Suite 155 Dedham, Massachusetts, United States 02026, Attention: Investor Relations.
Householding of Special Meeting Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy the delivery requirements for information circular and proxy statements with respect to two or more shareholders sharing an address by delivering a single information circular and proxy statement, as applicable, addressed to those shareholders, unless contrary instructions have been received. This procedure, which is commonly referred to as “householding,” reduces the amount of duplicate information that shareholders receive and lowers printing and mailing costs for companies.
Certain brokerage firms may have instituted householding for beneficial owners of Common Shares held through brokerage firms. If your family has multiple accounts holding Common Shares, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or Atlantic Power as the address and telephone number below. A separate copy of these proxy materials will be promptly delivered upon request by writing to: Atlantic Power Corporation, 3 Allied Drive, Suite 155 Dedham, Massachusetts, United States 02026, Attention: Investor Relations.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Except as otherwise disclosed in this information circular and proxy statement, the Company and APPEL are not aware of any director, executive officer or any person who, to the knowledge of the directors or officers of the Company and APPEL, beneficially owns or controls or exercises discretion over voting securities of the Company and APPEL carrying more than 10% of the votes attached to such shares, or any associate or affiliate of any of the foregoing, having any material interest, direct or indirect, in any transaction or proposed transaction since the commencement of the most recently completed financial years of the Company and APPEL, which has materially affected or would materially affect the Company or any of its subsidiaries.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports and other information with the SEC and the Canadian securities commissions. You can obtain copies from the SEC or SEDAR, through the SEC’s or the SEDAR websites at the addresses indicated above, or at Atlantic Power’s website indicated at www.atlanticpower.com. These documents are available from Atlantic Power without charge, excluding any exhibits to them. Information contained on the website does not constitute part of this information circular and proxy statement and therefore is not, and shall not be deemed to be, incorporated by reference. Financial information is contained in Atlantic Power’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year.
Statements contained in this information circular and proxy statement, or in any document incorporated in this information circular and proxy statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this information circular and proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this information circular and proxy statement. We incorporate by reference the documents listed below and any documents we may file with the SEC under Section 13(a), 13(c), 14, or 15(d) of the Exchange Act, after the date of this information circular and proxy statement and before the Special Meetings.

APPROVAL OF COMPANY DIRECTORS
The undersigned hereby certifies that the contents and the sending of this information circular and proxy statement have been approved by the Board of Atlantic Power Corporation.
BY ORDER OF THE BOARD OF DIRECTORS
By:	/s/ Kevin T. Howell Name: Kevin T. Howell Title: Chairman

APPROVAL OF APPEL DIRECTORS
The undersigned hereby certify that the contents and the sending of this information circular and proxy statement have been approved by the Board of Atlantic Power Preferred Equity Ltd.
BY ORDER OF THE BOARD OF DIRECTORS
By:	/s/ R. Foster Duncan Name: R. Foster Duncan Title: Director
By:	/s/ Gilbert Palter Name: Gilbert Palter Title: Director
By:	/s/ James J. Moore Name: James J. Moore Title: Director
By:	/s/ Terrence Ronan Name: Terrence Ronan Title: Director

ANNEX A
ARRANGEMENT RESOLUTION
BE IT RESOLVED THAT:
1.
The arrangement (as may be amended, supplemented or varied, the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving Atlantic Power Corporation (the “Company”), pursuant to the arrangement agreement between the Company, Atlantic Power Preferred Equity Ltd., Tidal Power Holdings Limited and Tidal Power Aggregator, LP dated January 14, 2021, as it may be modified, supplemented or amended from time to time in accordance with its terms (the “Arrangement Agreement”), the full text of which is set out as Annex • to the management information circular and proxy statement of the Company dated •, 2021 (the “Circular”), and all transactions contemplated thereby, are hereby authorized, approved and adopted.

2.
The plan of arrangement, the full text of which is set out as Annex A to the Circular, as it has been or may be modified, supplemented or amended in accordance with the Arrangement Agreement and its terms, involving the Company (the “Plan of Arrangement”), is hereby authorized, approved and adopted.

3.
The Arrangement Agreement and all the transactions contemplated therein, the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any modifications, supplements or amendments thereto are hereby ratified and approved.

4.
The Company is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement in accordance with and subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement.

5.
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by any or all of the Common Shareholders (as defined in the Arrangement Agreement) entitled to vote thereon or that the Arrangement has been approved by the Court, the directors of the Company are hereby authorized and empowered, at their discretion, without further notice to or approval of the Company Securityholders: (i) to amend or modify the Arrangement Agreement or the Plan of Arrangement to the extent permitted by their terms; and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

6.
Any officer or director of the Company is hereby authorized and directed, for and on behalf of the Company, to execute or cause to be executed and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

A-1

ANNEX B
PREFERRED SHAREHOLDER RESOLUTION
BE IT RESOLVED THAT:
1.
The arrangement (as may be amended, supplemented or varied, the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving Atlantic Power Preferred Equity Ltd. (the “Company”), pursuant to the arrangement agreement between Atlantic Power Corporation, the Company, Tidal Power Holdings Limited and Tidal Power Aggregator, LP dated January 14, 2021, as it may be modified, supplemented or amended from time to time in accordance with its terms (the “Arrangement Agreement”), the full text of which is set out as Annex • to the management information circular and proxy statement of the Company dated •, 2021 (the “Circular”), and all transactions contemplated thereby, are hereby authorized, approved and adopted.

2.
The plan of arrangement, the full text of which is set out as Annex B to the Circular, as it has been or may be modified, supplemented or amended in accordance with the Arrangement Agreement and its terms, involving the Company (the “Plan of Arrangement”), is hereby authorized, approved and adopted.

3.
The Arrangement Agreement and all the transactions contemplated therein, the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any modifications, supplements or amendments thereto are hereby ratified and approved.

4.
The Company is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement in accordance with and subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement.

5.
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by any or all of the Preferred Shareholders (as defined in the Arrangement Agreement) entitled to vote thereon or that the Arrangement has been approved by the Court, the directors of the Company are hereby authorized and empowered, at their discretion, without further notice to or approval of the Company Securityholders: (i) to amend or modify the Arrangement Agreement or the Plan of Arrangement to the extent permitted by their terms; and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and any related transactions.

6.
Any officer or director of the Company is hereby authorized and directed, for and on behalf of the Company, to execute or cause to be executed and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

B-1

ANNEX C
CONTINUANCE RESOLUTION
BE IT RESOLVED THAT:
1.
The continuance of Atlantic Power Preferred Equity Ltd. (the “Company”) from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to section 302 of the Business Corporations Act (British Columbia) (the “BCBCA”) and section 189 of the Business Corporations Act (Alberta) is hereby authorized and approved.

2.
The Company is hereby authorized to apply to the Registrar of Corporations in Alberta for authorization to continue the Company out of the jurisdiction of the Province of Alberta and into the jurisdiction of the Province of British Columbia.

3.
The Company is hereby authorized to apply to the Registrar of Companies in British Columbia (the “Registrar”) for a certificate of continuation continuing the Company under the BCBCA as if it had been incorporated thereunder and to file with the Registrar a continuation application and such other documents as may be required in the form or forms prescribed by the BCBCA.

4.
Effective upon the issuance of a certificate of continuation by the Registrar and the Notice of Articles and Articles in the forms set out as Annex C to the management information circular and proxy statement of the Company dated •, 2021 (the “Circular”), with any and all amendments to the Notice of Articles and Articles of the Company as determined by the counsel to the Company to be reasonably necessary, be and are hereby adopted and confirmed in substitution for the Articles and by-laws of the Company.

5.
The directors of the Company are hereby authorized, in their discretion, by resolution, to abandon the application for continuance of the Company out of the Province of Alberta without further approval, ratification or confirmation by the shareholders of the Company.

6.
Any officer or director of the Company is hereby authorized and directed, for and on behalf of the Company, to execute or cause to be executed and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

C-1

ANNEX D
ATLANTIC POWER CORPORATION
as Company
ATLANTIC POWER PREFERRED EQUITY LTD.
as AP Preferred Equity Issuer
ATLANTIC POWER LIMITED PARTNERSHIP
as APLP
and
TIDAL POWER HOLDINGS LIMITED
and
TIDAL POWER AGGREGATOR, LP
as Purchasers

ARRANGEMENT AGREEMENT
January 14, 2021

D-i

D-ii

ARRANGEMENT AGREEMENT
THIS AGREEMENT is made as of January 14, 2021, between ATLANTIC POWER CORPORATION, a corporation existing under the laws of the Province of British Columbia (the “Company”), ATLANTIC POWER PREFERRED EQUITY LTD., a corporation existing under the laws of the Province of Alberta (“AP Preferred Equity Issuer”), ATLANTIC POWER LIMITED PARTNERSHIP, a limited partnership existing under the laws of the Province of Ontario (“APLP”), TIDAL POWER HOLDINGS LIMITED, a private limited company existing under the laws of the United Kingdom (“BidCo”) and TIDAL POWER AGGREGATOR, LP, a limited partnership existing under the laws of the Cayman Islands (“AssetCo” and, together with BidCo, the “Purchasers”).
NOW THEREFORE, in consideration of the covenants and agreements herein contained, the Parties agree as follows:
ARTICLE 1
INTERPRETATION
Section 1.1   Defined Terms
As used in this Agreement, the following terms have the following meanings:
“ABCA” means the Business Corporations Act (Alberta).
“Acquisition Proposal” means, other than the transactions contemplated by this Agreement and any transaction involving only the Company and/or one or more of its wholly-owned Subsidiaries, any offer, proposal or inquiry (written or oral) from any Person or group of Persons other than the Purchasers (or any of their affiliates or any Person or group of Persons acting jointly or in concert with the Purchasers or their affiliates) relating to: (i) any direct or indirect sale or disposition (or lease, joint venture, long-term offtake agreement or other arrangement having the same economic effect as a sale), in a single transaction or a series of related transactions, of (a) assets (including voting or equity securities of, or securities convertible into or exercisable or exchangeable for voting or equity securities of, Subsidiaries or Non-Controlled Entities owned directly or indirectly by the Company) representing 20% or more of the consolidated assets of the Company and its Subsidiaries or contributing 20% or more of the consolidated annual revenue of the Company and its Subsidiaries (in each case based on the consolidated annual financial statements of the Company most recently filed as part of the Company Filings prior to such time) or (b) 20% or more of (Y) the voting or equity securities (including securities convertible into or exercisable or exchangeable for voting or equity securities) of the Company or (Z) any class of securities of the AP Preferred Equity Issuer or of APLP; (ii) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in a Person or group of Persons beneficially owning 20% or more of (a) any class of voting or equity securities (including securities convertible into or exercisable or exchangeable for voting or equity securities) of (Y) the Company or (Z) any of its Material Subsidiaries then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exercisable or exchangeable for voting or equity securities) or (b) 20% or more of any class of securities of the AP Preferred Equity Issuer or of APLP; or (iii) any plan of arrangement, merger, amalgamation, consolidation, security exchange, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or exclusive license involving the Company or any of its Subsidiaries holding 20% or more of the consolidated assets of the Company and its Subsidiaries or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries (in each case based on the consolidated annual financial statements of the Company most recently filed as part of the Company Filings prior to such time).
“affiliate” has the meaning ascribed thereto in National Instrument 45-106 — Prospectus Exemptions.
“Agreement” means this arrangement agreement, including all schedules annexed hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
“APLP” has the meaning ascribed thereto in the preamble to this Agreement.
“APLP MTNs” means the 5.95% medium term notes of APLP due June 23, 2036.

“APLP MTNs Indenture” means the trust indenture dated June 15, 2006 between APLP (as successor in interest to EPCOR Power L.P.) and BNY Trust Company of Canada, as trustee.
“AP Preferred Equity Issuer” has the meaning ascribed thereto in the preamble to this Agreement.
“AP Preferred Equity Issuer Constating Documents” means the certificate of amendment, articles and by-laws of the AP Preferred Equity Issuer, as they may be amended from time to time.
“AP Preferred Equity Issuer Continuance” means the continuance of the AP Preferred Equity Issuer from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the BCBCA and Section 189 of the ABCA, such continuance to occur prior to the Arrangement.
“AP Preferred Equity Issuer Meeting” means the special meeting of the Preferred Shareholders including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Continuance Resolution and the Preferred Shareholder Resolution and for any other proper purpose as may be set out in the Company Circular and agreed to in writing by the Purchasers.
“Arrangement” means the proposed arrangement under Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchasers, each acting reasonably.
“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered at the Common Shareholder Meeting by the Common Shareholders entitled to vote thereon pursuant to the Interim Order, substantially on the terms and in the form set out in Schedule B.
“AssetCo” has the meaning ascribed thereto in the preamble to this Agreement.
“Authorization” means, with respect to any Person, any order, permit, certificate, accreditation, approval, consent, waiver, registration, licence or similar authorization of any Governmental Entity having jurisdiction over the Person.
“BCBCA” means the Business Corporations Act (British Columbia).
“BidCo” has the meaning ascribed thereto in the preamble to this Agreement.
“Board” means the board of directors of the Company, as constituted from time to time.
“Board Recommendation” means (i) with respect to the Board, the recommendation contemplated by clause (iii) of Section 2.4(2) and the Company Debenture Board Recommendation, (ii) with respect to the board of directors of the AP Preferred Equity Issuer, the recommendation contemplated by clause (iv) of Section 2.4(2) and (iii) with respect to the board of directors of the general partner of APLP, the MTNs Board Recommendation.
“Breaching Party” has the meaning ascribed thereto in Section 7.3(3).
“Business Day” means any day of the year, other than a Saturday, a Sunday or a day on which major banks are closed for business in Toronto, Ontario, Vancouver, British Columbia or New York, New York.
“Change in Recommendation” has the meaning ascribed thereto in Section 7.2(1)(d)(ii).
“COBRA” means Section 4980B of the Code, Part 6 of Subtitle B of Title I of ERISA or any similar state or local Law.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Collective Agreements” means collective bargaining agreements, union agreements or other similar Contracts between the Company or any of its Subsidiaries and a Union which cover any Company Employee.

“Commissioner of Competition” means the Commissioner of Competition appointed pursuant to Subsection 7(1) of the Competition Act or his designee.
“Common Shareholder Meeting” means the special meeting of Common Shareholders including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other proper purpose as may be set out in the Company Circular and agreed to in writing by the Purchasers.
“Common Shareholders” means the registered and/or beneficial holders of the Common Shares, as the context requires.
“Common Shares” means the common shares in the capital of the Company.
“Company” has the meaning ascribed thereto in the preamble to this Agreement.
“Company Assets” means the assets (including emission allowances and credits, and accounts containing such allowances or credits), properties (real or personal), Authorizations, contracts, equipment, rights, licences, leases, waivers or consents (whether contractual or otherwise) of the Company and its Subsidiaries.
“Company Circular” means the notice of the Common Shareholder Meeting, notice of the AP Preferred Equity Issuer Meeting and accompanying management information circular and proxy statement, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular and proxy statement, to be sent to each Common Shareholder, Preferred Shareholder and other Person as required by the Interim Order and Law in connection with the Company Meetings, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.
“Company Constating Documents” means the certificate of continuation, notice of articles and articles of the Company, as they may be amended from time to time.
“Company Contractor” means the individual independent contractors and individual consultants who provides services to the Company or any of its Subsidiaries.
“Company Debenture Board Recommendation” has the meaning ascribed thereto in Section 4.9(3).
“Company Debenture Cash Consideration” has the meaning ascribed thereto in Section 4.9(1).
“Company Debenture Share Consideration” means, for each $1,000 principal amount of Company Debentures, such number of Common Shares that a Company Debentureholder would be entitled to receive upon the conversion of the Company Debentures in accordance with their terms immediately prior to the Effective Time (if the Company Debentures were not converted into Common Shares pursuant to the Company Debenture Transaction), including the Make Whole Premium, as calculated by the Company and the Purchasers in accordance with the Company Debenture Indenture and Schedule C on or prior to the Effective Date.
“Company Debenture Transaction” has the meaning ascribed thereto in Section 4.9(1).
“Company Debentureholders” means the registered and/or beneficial holders of the Company Debentures, as the context requires.
“Company Debentures” means the 6.00% Series E Convertible Unsecured Subordinated Debentures of the Company due January 31, 2025.
“Company Debenture Indenture” means the trust indenture dated December 17, 2009 between the Company and Computershare Trust Company of Canada (“Computershare”), as trustee, as amended by (i) the fourth supplemental indenture dated November 29, 2012 between the Company, Computershare, as trustee, and Computershare Trust Company, N.A. (“Computershare U.S.”), as U.S. trustee, and (ii) the seventh supplemental indenture dated January 29, 2018 between the Company, Computershare, as trustee, and Computershare U.S., as U.S. trustee.
“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement and executed and delivered by the Company to the Purchasers in connection with the execution of this Agreement.

“Company Employees” means the officers and employees of the Company and its Subsidiaries whether unionized or non-unionized and whether actively working or not actively working at the Effective Time.
“Company Filings” means all documents publicly filed by or on behalf of the Company, APLP or the AP Preferred Equity Issuer on SEDAR and/or on EDGAR, as the case may be, on or after January 1, 2017.
“Company LTIP” means the Company’s Sixth Amended and Restated Long-Term Incentive Plan effective as of January 23, 2019, as amended by Amendment No. 1, dated as of June 17, 2020, or the Company’s Fifth Amended and Restated Long-Term Incentive Plan effective as of April 11, 2013, as amended by Amendment No. 1, dated as of June 20, 2014 and by Amendment No. 2, dated as of June 20, 2017, as applicable.
“Company Meetings” means, collectively, the Common Shareholder Meeting and the AP Preferred Equity Issuer Meeting.
“Company Related Parties” has the meaning ascribed thereto in Section 8.2(9).
“Company Securities” means the Common Shares, the Company Debentures, the Preferred Shares, the APLP MTNs, the TSUs, the DSUs and the Transition Units.
“Company Securityholders” means, collectively, the Common Shareholders, the Preferred Shareholders, the holders of TSUs, the holders of DSUs and the holders of Transition Units.
“Competition Act” means the Competition Act (Canada).
“Competition Act Approval” means, with respect to the transactions contemplated by this Agreement, the following: (i) receipt by the Purchasers of an advance ruling certificate from the Commissioner of Competition under Subsection 102(1) of the Competition Act; or (ii) both (a) the expiry of the waiting period under Subsection 123(1) of the Competition Act, the termination of the waiting period under Subsection 123(2) of the Competition Act or a waiver of the obligation to provide a pre-merger notification in accordance with Part IX of the Competition Act under paragraph 113(c) of the Competition Act and (b) the receipt by the Purchasers of a No Action Letter.
“Confidentiality Agreement” means the confidentiality agreement dated June 1, 2020 between the Company and I Squared Capital Advisors (US) LLC.
“Consideration” means US$3.03 in cash per Common Share, without interest.
“Continuance Approval” means the approval and adoption at the AP Preferred Equity Issuer Meeting of the Continuance Resolution by at least two-thirds of the votes cast by the Preferred Shareholders present in person or represented by proxy at the AP Preferred Equity Issuer Meeting, voting together as a single class, each Preferred Share entitling the holder thereof to one vote on the Continuance Resolution.
“Continuance Resolution” means the resolution approving the AP Preferred Equity Issuer Continuance to be considered at the AP Preferred Equity Issuer Meeting by the Preferred Shareholders entitled to vote thereon pursuant to the ABCA, substantially on the terms and in the form set out in Schedule E.
“Contract” means any agreement, commitment, engagement, contract, franchise, licence, lease, obligation, note, bond, mortgage, indenture, undertaking or joint venture (written or oral) that is legally binding to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or affected or to which any of their respective properties or assets is subject.
“Court” means the Supreme Court of British Columbia, or other court as applicable.
“COVID-19 Responses” has the meaning ascribed thereto in Section 4.1(1).
“Data Room” means the virtual data room established by the Company, the index of documents of which, as of 11:59 p.m. on January 13, 2021, is appended to the Company Disclosure Letter.
“Debentureholder Circular” means the notice of the Debentureholder Meeting and accompanying information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to each Company Debentureholder and other

Person as required by the Company Debenture Indenture in connection with the Debentureholder Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.
“Debentureholder Consent” has the meaning ascribed thereto in Section 4.9(1).
“Debentureholder Consent Solicitation” has the meaning ascribed thereto in Section 4.9(1).
“Debentureholder Consent Solicitation Documents” has the meaning ascribed thereto in Section 4.9(2).
“Debentureholder Consideration” means the Company Debenture Share Consideration and the Company Debenture Cash Consideration.
“Debentureholder Meeting” means the special meeting of Company Debentureholders including any adjournment or postponement of such special meeting in accordance with the terms of the Company Debenture Indenture and this Agreement, to be called and held in accordance with terms and conditions of the Company Debenture Indenture to consider the Debentureholder Resolution and for any other proper purpose as may be set out in the Debentureholder Circular and agreed to in writing by the Purchasers, such agreement not to be unreasonably withheld, conditioned or delayed.
“Debentureholder Resolution” means an extraordinary resolution approving the Company Debenture Transaction to be considered at the Debentureholder Meeting by the Company Debentureholders entitled to vote thereon pursuant to the terms and conditions of the Company Debenture Indenture, in a form acceptable to the Company and the Purchasers, each acting reasonably.
“Debt Financing” has the meaning ascribed thereto in Section 4.7(1).
“Debt Financing Sources” means the agents, arrangers, lenders and other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Debt Financing or any other financing (other than the Equity Financing) in connection with the transactions contemplated hereby, including the parties to any joinder agreements, indentures or credit agreements entered into in connection therewith, together with their respective affiliates and their and their respective affiliates’ officers, directors, employees, controlling persons, agents and representatives and their respective successors and assigns, in each case, other than the Purchasers, the Equity Investor or any of their respective affiliates (other than such affiliates in their capacity as agents, arrangers, lenders and other entities that have committed to provide or arrange or otherwise entered into agreements in connection with all or part of the Debt Financing).
“Delisting Period” has the meaning ascribed thereto in Section 4.13.
“Depositary” means such Person as the Company, the AP Preferred Equity Issuer and APLP may appoint to act as depositary for (i) the Common Shares and the Preferred Shares in relation to the Arrangement and (ii) the APLP MTNs in respect of the MTNs Transaction, with the approval of the Purchasers, acting reasonably.
“Director DSU Plan” means the Company’s Deferred Share Unit Plan effective April 24, 2007.
“Dissent Rights” means the rights of dissent exercisable by registered Common Shareholders and Preferred Shareholders in respect of the Arrangement described in the Plan of Arrangement.
“DSUs” means the deferred share units issued under the Director DSU Plan.
“EDGAR” means the Electronic Data Gathering, Analysis, and Retrieval system maintained for purposes of filings made under the Securities Act of 1933 (United States), the Securities Exchange Act of 1934 (United States) and other statutes.
“Effective Date” has the meaning set out in the Plan of Arrangement.
“Effective Time” has the meaning set out in the Plan of Arrangement.
“Employee Plans” means all benefit, fringe benefit, health, welfare, dental, life, supplemental unemployment benefit, bonus, profit sharing, termination, change of control, stock option, stock appreciation, stock purchase, savings, insurance, incentive, incentive compensation, deferred compensation, security purchase, security compensation, disability, pension or supplemental retirement plans and other service provider compensation or benefit plans, policies, trusts, funds, agreements or arrangements (A) for the benefit of: (i) current or former directors of the Company or any of its Subsidiaries, (ii) Company Employees or former Company Employees (iii) Company Contractors, or (iv) or the spouses, dependents, survivors or beneficiaries of such Persons in (i), (ii) and (iii), (B) which are maintained, sponsored or funded by, or binding upon the Company or any of its Subsidiaries, or (C) in respect of which the Company or any of its Subsidiaries has any actual or potential liability (contingent or otherwise), in each case, whether written or oral, funded or unfunded, insured or self-insured, registered or unregistered, but does not include any statutory plans administered by a Governmental Entity, including the Canada Pension Plan and Québec Pension Plan and plans administered pursuant to applicable federal, state or provincial health, worker’s compensation or employment insurance legislation.
“Environmental Laws” means any Law (i) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); (ii) concerning the management, manufacture, use, handling, containment, storage, recycling, reclamation, reuse, treatment, generation, Release or threatened Release, transportation, processing, production, disposal, investigation or remediation of any Hazardous Materials; (iii) recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials; and (iv) all Authorizations issued pursuant to such Laws.
“Equity Commitment Letter” means the equity commitment letter between the Equity Investor and the Purchasers dated the date hereof, as amended or replaced.
“Equity Financing” means the agreement of the Equity Investor to subscribe or cause to be subscribed for equity securities of the Purchasers, subject to the terms and conditions of the Equity Commitment Letter, in the amount set forth in the Equity Commitment Letter, which will be used by the Purchasers for the purposes set forth in the Equity Commitment Letter.
“Equity Investor” means ISQ Global Fund II GP, LLC, as general partner of the investment vehicles comprising ISQ Global Infrastructure Fund II.
“ERISA” means the Employee Retirement Income Security Act of 1974 (United States), as amended.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that would be considered a single employer with the Company or any of its Subsidiaries within the meaning of Section 414 of the Code or Section 4001 of ERISA.
“EWG” means an “exempt wholesale generator,” as defined in PUHCA and the FERC’s regulations at 18 C.F.R. § 366.1.
“Fairness Opinions” means, collectively, (i) the opinion of Goldman Sachs & Co. LLC delivered to the Special Committee to the effect that, as of the date of such opinion and based on and subject to the factors, assumptions, limitations, qualifications and other matters set forth in such opinion, the Consideration to be paid to the Common Shareholders (other than I Squared Capital Advisors (US) LLC and its affiliates) pursuant to this Agreement is fair, from a financial point of view, to such Common Shareholders and (ii) the opinions of Blair Franklin Capital Partners Inc. delivered to the Special Committee to the effect that, as of the date of each such opinion and based on and subject to the factors, assumptions, limitations, qualifications and other matters set forth in each such opinion, the consideration to be paid to the Common Shareholders, the Company Debentureholders and the Preferred Shareholders (other than I Squared Capital Advisors (US) LLC and its affiliates) pursuant to the applicable transactions contemplated by this Agreement is fair, from a financial point of view, to such Common Shareholders, Company Debentureholders and Preferred Shareholders.
“FERC” means the Federal Energy Regulatory Commission.
“Final Order” means the final order of the Court in a form acceptable to the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably, approving the Arrangement, as such order may be amended, modified, supplemented or varied by the Court (with the consent of the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn, abandoned or denied, as affirmed or as amended (provided that any such amendment is acceptable to the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably) on appeal.
“Financial Advisors” means Goldman Sachs & Co. LLC and Blair Franklin Capital Partners Inc.
“FPA” means the Federal Power Act, as amended, and the regulations publicly promulgated thereunder.
“FUCO” means “foreign utility company” as defined in PUHCA and the FERC’s regulations at 18 C.F.R. § 366.1.
“Fuel Supply Agreements” means each Contract for the purchase and sale (whether on a spot or forward basis and including any option thereon) of, or for financial settlement with respect to, the fuel requirements of the generating facilities owned by the Company, its Subsidiaries, or any of the Non-Controlled Entities, as set out in Paragraph 16(a)(ix) of the Company Disclosure Letter.
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public body, authority or department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, ministry, governor-in-council, agency or instrumentality, domestic or foreign; (ii) any subdivision or authority of any of the above; (iii) any quasi-governmental, administrative or private body, including any tribunal, commission, committee, regulatory agency or self- regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (iv) any stock exchange.
“Hazardous Substances” means any material, waste or substance that is prohibited, listed, defined, designated or classified as dangerous, hazardous, radioactive, toxic, a pollutant or a contaminant, or words of similar import or regulatory effect, under or pursuant to Environmental Laws, and petroleum and all derivatives thereof or synthetic substitutes therefor, radon, radioactive materials or wastes, asbestos in any form, mold that would reasonably be expected to have a material adverse impact on human health or property, and polychlorinated biphenyls, in each case whether naturally occurring or manmade.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (United States), as amended, and the rules and regulations promulgated thereunder.
“HSR Clearance” means that the applicable waiting period (including any extension thereof) pursuant to the HSR Act shall have expired or been terminated.
“Incentive Securities” means, collectively, the TSUs, DSUs and Transition Units.
“Indemnified Persons” has the meaning ascribed thereto in Section 4.11(2).
“Indigenous Persons” means any first nations and/or indigenous and/or aboriginal people(s), tribe(s) and/or band(s) of Canada, including Métis communities, or the United States.
“Intellectual Property” means all rights of the following types, whether domestic and foreign: (i) rights in patents and applications for patents, and reissues, re-examinations, divisions, continuations, continuations-in-part, renewals, extensions and validations of patents and applications for patents, utility models and petty patents; (ii) rights associated with works of authorship (including software), including exclusive exploitation rights, moral rights, and copyrights, copyright registrations and applications for copyright registration; (iii) mask work registrations and applications for mask work registrations; (iv) rights in design patents and registrations, design patents and registration applications and integrated circuit topography registrations and applications; (v) rights in industrial designs, industrial design registrations and applications for industrial design registrations; (vi) rights to trade-marks, trade names, business names, corporate names, domain names, website names and world wide web addresses, registrations and applications relating to the same, and all goodwill associated with any of the foregoing; and (vii) rights associated with trade secrets, know-how and other proprietary information, all of which derive value, monetary or otherwise, from being maintained in confidence, including proprietary and non-public business information, know-how, methods, processes, designs, technology, technical data, schematics, models, simulations and documentation relating to any of the foregoing.

“Interconnection Agreements” means each Contract providing interconnection services to the generating facilities owned by the Company, its Subsidiaries, or any of the Non-Controlled Entities, as set out in Paragraph 16(a)(ix) of the Company Disclosure Letter.
“Interim Order” means the interim order of the Court in a form acceptable to the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably, providing for, among other things, the calling and holding of the Company Meetings and the voting requirements with respect to the Arrangement Resolution and the Preferred Shareholder Resolution, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably.
“ISRA” means the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. and implementing regulations.
“Law” means, with respect to any Person, any and all applicable law (statutory, common, civil or otherwise), constitution, treaty, convention, ordinance, by-law, code, rule, regulation, order, injunction, judgment, award, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended unless expressly specified otherwise.
“Lien” means any mortgage, charge, pledge, hypothec, security interest, prior claim, option, right of first refusal or first offer, purchase right, lien (statutory or otherwise) or restriction or adverse right or claim or other encumbrance of any kind, in each case, whether contingent or absolute.
“Limited Guaranty” means the limited guaranty dated as of the date hereof between the Company and the Equity Investor in favour of the Company pursuant to which the Equity Investor irrevocably, absolutely and unconditionally guarantees the due, punctual and complete performance and payment (and not merely collection) in full of the Reverse Termination Fee and the amounts payable by the Purchasers, if any, pursuant to Section 2.12(2), Section 4.7(3) and Section 4.12 of this Agreement, on the terms and conditions set forth therein, as amended or replaced in accordance therewith.
“Make Whole Premium” means the Make Whole Premium, as defined in the Company Debenture Indenture, in relation to the Company Debentures.
“Matching Period” has the meaning ascribed thereto in Section 5.4(1)(e).
“Material Adverse Effect” means any change, event, occurrence, effect, state of facts or circumstance that, individually or in the aggregate with other such changes, events, occurrences, effects, states of facts or circumstances, (A) is, or would reasonably be expected to be, material and adverse to the business, assets, properties, results of operations, liabilities (contingent or otherwise) or financial condition of the Company and its Subsidiaries, taken as a whole, or (B) prevents, materially impairs or would reasonably be expected to prevent or materially impair the ability of the Company to consummate the Arrangement or the transactions contemplated hereby, except any such change, event, occurrence, effect, state of facts or circumstance relating to, resulting from or arising in connection with:
(i)
any change or development affecting the electric power generation industries in which the Company and/or its Subsidiaries or the Non-Controlled Entities operate;

(ii)
any change in currency exchange, interest or inflation rates;

(iii)
any change or development in political conditions or any outbreak or escalation of any military conflict, declared or undeclared war, armed hostilities, or acts of foreign or domestic terrorism, including any cyber-terrorism or cyber-attack;

(iv)
any change or development in general economic, business, regulatory, financial, credit or capital market conditions in Canada, the United States or elsewhere in the world;

(v)
any adoption, proposal or implementation of, or change in, Law, or in the interpretation, application or non-application thereof by any Governmental Entity;

(vi)
any change in U.S. GAAP or regulatory accounting requirements;

(vii)
any hurricane, flood, tornado, earthquake or other natural disaster, epidemic, pandemic or disease outbreak (including the COVID-19 pandemic and any precautionary or emergency measures, recommendations, protocols or orders taken or issued by any Person in response thereto, provided that any such action taken by the Company must be consistent in all material respects with the actions taken by other participants in the industry in which the Company and, if taken after the date hereof, must be otherwise in compliance with Section 4.1(1));

(viii)
the failure, in and of itself, of the Company to meet any internal or published projections, forecasts or estimates of revenues, earnings, sales, margins or cash flows (it being understood that the causes underlying such failure may be taken into account in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded from the definition of Material Adverse Effect);

(ix)
any action taken (or omitted to be taken) by Company or any of its Subsidiaries or Non-Controlled Entities upon the written request or with the written consent of the Purchasers;

(x)
the execution, public announcement or performance of this Agreement or the consummation of the transactions contemplated hereby or the identity of the Purchasers or any of their affiliates, including any loss or threatened loss of, or adverse change or threatened adverse change in, the relationship of the Company or any of its Subsidiaries or Non-Controlled Entities with any Governmental Entity or any of their current or prospective Company Employees, customers, suppliers or partners arising as a consequence of the foregoing and provided that this clause (ix) shall not be given any effect with respect to the representations in Paragraph 5 of Schedule I [Non-Contravention] or Section 6.2(1) with respect to such representations and warranties or the obligation of the Company in Section 4.1(1) to conduct its business, and to cause its Subsidiaries to conduct their business, in the Ordinary Course;

(xi)
any change or announcement of a potential change in the credit ratings in respect of the Company or any of its Subsidiaries or Non-Controlled Entities or a change in any analysts’ recommendation or rating with respect to the Company (it being understood that the causes underlying such change in ratings recommendations may be taken into account in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded from the definition of Material Adverse Effect);

(xii)
any litigation or threatened litigation made or brought by any Company Securityholder relating to, or arising from, this Agreement or the transactions contemplated by this Agreement;

(xiii)
any change in the market price or trading volume of any securities of the Company or any of its Subsidiaries (it being understood that the causes underlying such change in market price or trading volume may be taken into account in determining whether a Material Adverse Effect has occurred to the extent not otherwise excluded from the definition of Material Adverse Effect), or any suspension of trading in securities generally on any securities exchange on which the securities of the Company or any of its Subsidiaries trade; or

(xiv)
any matter disclosed in the Company Disclosure Letter to the extent of such disclosure;

provided, however, that (A) with respect to clauses (i) through to and including (vii), to the extent that such matter does not have a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the electric power generation industries in which the Company and/or its Subsidiaries operate; and (B) references in certain Sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative for purposes of determining whether a “Material Adverse Effect” has occurred.
“Material Contract” means any Contract to which the Company, any of its Subsidiaries or, to the knowledge of the Company, any of the Non-Controlled Entities is a party: (i) that if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Material Adverse Effect; (ii) that is a partnership agreement, joint venture agreement or similar agreement relating to the formation, creation or operation of any partnership, limited liability company or joint venture in which the Company, any of its Subsidiaries or any of the Non-Controlled Entities is a partner, member or joint venturer (or other participant), but excluding any such partnership, limited liability company or joint venture which is a wholly-owned Subsidiary of the Company, that is material to the Company and its Subsidiaries (taken as a whole); (iii) relating to (a) indebtedness (currently outstanding or which may become outstanding) for borrowed money in excess of $500,000 or (b) the guarantee of any liabilities or obligations in excess of $250,000 of a Person other than the Company or any of its Subsidiaries, in each case excluding guarantees or intercompany liabilities or obligations between two or more Persons each of whom is a Subsidiary of the Company or between the Company and one or more Persons each of whom is a Subsidiary of the Company; (iv) restricting the incurrence of indebtedness by the Company, any of its Subsidiaries or any of the Non-Controlled Entities (including by requiring the granting of an equal and rateable Lien) or the incurrence of any Liens on any properties or assets of the Company, any of its Subsidiaries or any of the Non-Controlled Entities, or restricting the payment of dividends by the Company, by any of its Subsidiaries or by any of the Non-Controlled Entities; (v) (a) that is in effect as of the date hereof and under which the Company, any of its Subsidiaries or any of the Non-Controlled Entities is obligated to make or expects to receive payments in excess of $5 million over the remaining term, or (b) that is to be entered into after the date hereof and under which the Company, any of its Subsidiaries or any of the Non-Controlled Entities is obligated to make or expects to receive payments in excess of $1 million over the term of the Contract (other than (x) any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments entered into in the Ordinary Course and for amounts generally consistent with the past practices of such Person, or (y) any Contract entered into in the Ordinary Course for the aggregate amount and for the specified purposes set forth in the Company’s 2020 or 2021 budget (a copy of which is set forth in Section 4.1(2)(l) of the Company Disclosure Letter); (vi) that creates an exclusive dealing arrangement or a right of first offer or refusal in respect of assets that are material to the Company, its Subsidiaries or the Non-Controlled Entities, taken as a whole, to the benefit of a third party, other than agreements entered into in the Ordinary Course; (vii) providing, outside of the Ordinary Course, for the purchase, sale or exchange of, or option to purchase, sell or exchange, any property or asset where the purchase or sale price or agreed value of such property or asset exceeds (a) $2,500,000 for any property or asset associated with a non-operational electric power generation facility or (b) $1,000,000 for any other property or asset; (viii) that materially limits or restricts the ability of the Company, any of its Subsidiaries or any of the Non-Controlled Entities to engage in any line of business or carry on business in any geographic area; (ix) constituting an Offtake Agreement, Interconnection Agreement, Fuel Supply Agreement, or Service Agreement; or (x) that requires, or provides a contingent right to demand, delivery of a Support Obligation by, or for the benefit of, the Company or any of its Subsidiaries or any of the Non-Controlled Entities.
“Material Subsidiaries” means any Subsidiaries of the Company that, individually or in the aggregate, contribute 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole, or which contribute 20% or more of the consolidated revenue of the Company and its Subsidiaries, taken as a whole (in each case based on the consolidated annual financial statements of the Company most recently filed as part of the Company Filings prior to such time).
“MBR Authority” means authorization by FERC under Section 205 of the FPA to sell electric energy, capacity and certain ancillary services at market-based rates, acceptance by FERC of a tariff providing for such sales, along with those waivers from federal regulation and blanket approvals typically granted by FERC to entities with market-based rate authorization, including blanket authorization for the issuance of securities and assumption of liabilities under Section 204 of the FPA and Part 34 of the FERC’s regulations, 18 C.F.R. Part 34.
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions.
“Misrepresentation” means an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.
“MTNs Board Recommendation” has the meaning ascribed thereto in Section 4.8(3).

“MTNs Circular” means the notice of the MTNs Meeting and accompanying information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to each MTN Noteholders and other Person as required by the APLP MTNs Indenture in connection with the MTNs Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.
“MTNs Meeting” means the meeting of MTN Noteholders, including any adjournment or postponement of such meeting in accordance with the terms of the APLP MTNs Indenture and this Agreement, to be called and held in accordance with the terms and conditions of the APLP MTNs Indenture to consider the MTN Noteholder Resolution and for any other proper purpose as may be set out in the MTNs Circular and agreed to in writing by the Purchasers, such agreement not to be unreasonably withheld, conditioned or delayed.
“MTN Noteholder Consent” has the meaning ascribed thereto in Section 4.8(1).
“MTN Noteholder Consent Solicitation” has the meaning ascribed thereto in Section 4.8(1).
“MTN Noteholder Consent Solicitation Documents” has the meaning ascribed thereto in Section 4.8(2).
“MTN Noteholder Resolution” means an extraordinary resolution approving the MTNs Transaction to be considered at the MTNs Meeting by the MTN Noteholders entitled to vote thereon pursuant to the terms and conditions of the APLP MTNs Indenture, in a form acceptable to the Company, APLP and the Purchasers, each acting reasonably.
“MTN Noteholders” means the registered and/or beneficial holders of APLP MTNs, as the context requires.
“MTNs Transaction” has the meaning ascribed thereto in Section 4.8(1).
“No Action Letter” means written confirmation from the Commissioner of Competition that he does not, at that time, intend to make an application under Section 92 of the Competition Act in respect of the transactions contemplated by this Agreement.
“Non-Controlled Entities” means the entities listed on Schedule K.
“Noteholder Consideration” has the meaning ascribed thereto in Section 4.8(1).
“NYSE” means the New York Stock Exchange.
“Offtake Agreements” means each Contract for the purchase and sale (whether on a spot or forward basis and including any option thereon) of, or for financial settlement with respect to, the energy, capacity, environmental attributes (however defined or described), or other products available from or that may be generated by the generating facilities owned by the Company, its Subsidiaries, or any of the Non-Controlled Entities, as set out in Paragraph 16(a)(ix) of the Company Disclosure Letter.
“Ordinary Course” means, with respect to an action taken by any Person, that such action is consistent in nature and scope with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of the business of such Person.
“Outside Date” means July 14, 2021 ( as such date may be extended pursuant to the immediately succeeding proviso or pursuant to Section 8.6) or such later date as may be agreed to in writing by the Parties or provided for herein, provided that if the Effective Date has not occurred on or prior to the Outside Date as a result of the failure to satisfy the condition set forth in Section 6.1(4) (as it relates to the Final Order), Section 6.1(5) (if the Law giving rise to the failure of such condition to be satisfied relates to any Required Regulatory Approval), Section 6.1(6) or Section 6.2(7), then any Party may elect, by notice in writing delivered to the other Parties on or prior to the Outside Date, to extend the Outside Date from time to time by a specified period of not less than ten (10) Business Days, provided that in aggregate such extensions shall not exceed 90 days from July 14, 2021; provided further that, notwithstanding the foregoing, a Party shall not be permitted to extend the Outside Date if the failure to satisfy the condition set forth in either Section 6.1(5) or Section 6.1(6) is primarily the result of such Party’s failure to comply with its covenants herein.

“Parties” means, collectively, the Company, the AP Preferred Equity Issuer, APLP and the Purchasers and “Party” means any one of them.
“Payee” shall have the meaning ascribed thereto in Section 2.12(2).
“Payor” shall have the meaning ascribed thereto in Section 2.12(2).
“Permitted Distributions” means (i) quarterly dividends on the Preferred Shares in accordance with their terms and consistent with the current practice of the Company (including with respect to timing), (ii) interest payments made on the Company Debentures or the APLP MTNs in accordance with their terms, and (iii) payments made in service of existing project-level financing in place for the Cadillac and Chambers projects of the Company in accordance with their terms and, with respect to the Company’s non-wholly owned Subsidiaries and the Non-Controlled Entities, any dividend or other distribution made on a pro rata basis to all holders of equity interests in such Person in the Ordinary Course.
“Permitted Liens” means, in respect of the Company or any of its Subsidiaries or any Company Assets, any one or more of the following:
(i)
Liens or deposits for Taxes which are not due or payable or which are being contested in good faith by appropriate Proceedings and for which adequate reserves have been made in accordance with U.S. GAAP;

(ii)
easements, rights of way, restrictions, restrictive covenants, servitudes and similar rights in real property, including rights of way and servitudes for highways and other roads, railways, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone, telegraph or cable television conduits, poles, wires and cables that do not, in each case or in the aggregate, materially adversely affect the use of the relevant property as it is being used at the date hereof;

(iii)
inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, warehousemen, carriers and others in respect of the construction, maintenance, repair, operation or storage of Company Assets, provided that such Liens are related to obligations not due or delinquent and in respect of which adequate holdbacks or other similar requirements are being maintained to the extent required by Law;

(iv)
municipal by-laws, regulations, zoning law, building or land use restrictions and other limitations imposed by any Governmental Entity having jurisdiction over real property and any other restrictions affecting or controlling the use, marketability or development of real property,provided that such regulations and restrictions do not materially adversely affect the use of the relevant property as it is being used at the date hereof;

(v)
customary Liens, exceptions, agreements, restrictions, limitations, contracts or rights of general application reserved to or vested in any Governmental Entity to control or regulate any interest in the facilities in which the Company or any of its Subsidiaries conduct their business, provided that such Liens, exceptions, agreements, restrictions, limitations, contracts or rights (a) were not incurred in connection with any indebtedness and (b) do not materially adversely affect the use of the relevant facility as it is being used at the date hereof;

(vi)
Liens against leasehold improvements and equipment securing indebtedness incurred to finance the acquisition of such leasehold improvements or equipment;

(vii)
Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff, rights of combination of accounts or similar rights in the Ordinary Course in relation to deposit accounts or other funds maintained with a creditor depository institution;

(viii)
pledges, deposits and Liens under worker’s compensation laws, employment insurance laws or similar legislation;

(ix)
good faith deposits in connection with bids, tenders and contracts;

(x)
registered agreements with any Governmental Entities or public utilities, including subdivision agreements, development agreements, engineering or grading agreements and similar agreements,

provided such agreements do not materially adversely affect the use or operation of the relevant property as it is being used at the date hereof and are not violated in any material respect by the current use of the relevant property;
(xi)
easements, rights of way, servitudes and similar rights in real property for the passage, ingress and egress of Persons and vehicles over parts of the Company Assets that do not materially adversely affect the use or operation of the relevant property as it is being used at the date hereof;

(xii)
agreements under which the Company or any of its Subsidiaries grants a non-exclusive license to Intellectual Property to a third party in the Ordinary Course;

(xiii)
cost sharing, servicing, access, reciprocal and other similar agreements with neighbouring landowners and/or Governmental Entities that do not materially adversely affect the use or operation of the relevant property as it is being used at the date hereof;

(xiv)
any minor encroachments by any structure located on the Company Assets onto any adjoining lands and any minor encroachment by any structure located on adjoining lands onto the Company Assets provided that such encroachments do not materially adversely affect the use or operation of the relevant property as it is being used at the date hereof;

(xv)
any reservations, exceptions, limitations, provisos and conditions contained in the original Crown grant or patent;

(xvi)
any leases, licenses or occupancy agreements granted by the Company, its Subsidiaries and the Non-Controlled Entities over portions of the Company Assets that have been disclosed in the Company Disclosure Letter, and that do not materially adversely affect the use or operation of the relevant property as it is being used at the date hereof;

(xvii)
any Liens in connection with credit, loan or other financing Contracts that have been disclosed in the Company Disclosure Letter or are reflected on the Company’s financial statements included in the Company Filings as of the date hereof; and

(xviii)
such other imperfections of title or Liens as do not, in each case or in the aggregate, materially affect the use of the properties or assets subject thereto or affected thereby, materially detract from the value of or properties or assets subject thereto or affected thereby, or otherwise materially impair business operations at such properties.

“Permitted Share Encumbrances” means any one or more of the following:
(i)
obligations imposed under this Agreement;

(ii)
restrictions under applicable Securities Laws;

(iii)
obligations imposed under the Company Constating Documents or organizational documents of any of the Company’s Subsidiaries or the Non-Controlled Entities; and

(iv)
Liens imposed on equity interests pursuant to (i) the Credit and Guaranty Agreement dated April 13, 2016 entered into among APLP Holdings Limited Partnership, as borrower, the Company and certain Subsidiaries thereof, as guarantors, Goldman Sachs Lending Partners, LLC, as administrative agent and collateral agent, and the various lenders and L/C issuers thereto, as amended from time to time and (ii) the Amended and Restated Credit and Reimbursement Agreement, dated as of December 10, 2010, by and among Cadillac Renewable Energy, LLC, Union Bank, N.A. as Administrative Agent, Union Bank, N.A. as DSR LOC Provider and an Issuing Bank, and the Banks and Issuing Banks from time to time parties thereto, as amended by Amendment No. 1, dated as of April 15, 2011, and as further amended by Amendment No. 2, dated as of February 15, 2013.

“Person” includes any individual, partnership, limited partnership, association, body corporate, organization, joint venture, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

“Plan of Arrangement” means the plan of arrangement, substantially in the form set out in Schedule A, subject to any amendments or variations to such plan made in accordance with this Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior consent of the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably.
“Pre-Acquisition Reorganization” has the meaning ascribed thereto in Section 4.12.
“Pre-Arrangement Steps” has the meaning ascribed thereto in Section 2.6.
“Preferred Shareholder Resolution” means the resolution approving the Plan of Arrangement to be considered at the AP Preferred Equity Issuer Meeting by the Preferred Shareholders entitled to vote thereon pursuant to the Interim Order, substantially on the terms and in the form set out in Schedule D.
“Preferred Shareholders” means the registered and/or beneficial holders of the Preferred Shares, as the context requires.
“Preferred Shares” means (i) the 4.85% cumulative redeemable preferred shares, Series 1 in the capital of the AP Preferred Equity Issuer, (ii) the 7.0% cumulative rate reset preferred shares, Series 2 in the capital of the AP Preferred Equity Issuer and (iii) the cumulative floating rate preferred shares, Series 3 in the capital of the AP Preferred Equity Issuer.
“Proceeding” means any suit, claim, action, charge, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation commenced, brought, conducted or heard by or before, any court or other Governmental Entity.
“PUHCA” means the Public Utility Holding Company Act of 2005 (United States).
“Purchaser Related Parties” has the meaning ascribed thereto in Section 8.2(8).
“Purchasers” has the meaning ascribed thereto in the preamble to this Agreement.
“QF” means a “qualifying facility,” as defined in the Public Utility Regulatory Policies Act of 1978 (United States) and the FERC’s regulations at 18 C.F.R. Part 292.
“Receiving Party” has the meaning ascribed thereto in Section 4.4(8).
“Recipient” has the meaning ascribed thereto in Section 4.6(1).
“Regulatory Approvals” means, any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration and filing with, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity, in each case required under Laws to consummate the transactions contemplated by the Arrangement, including the Required Regulatory Approvals, but excluding (i) any such consent, waiver, permit, exemption, review, order, decision, approval, registration, filing, expiry, waiver or termination required in connection with a Pre-Acquisition Reorganization and (ii) the Interim Order and the Final Order.
“Release” means (i) any releasing, spilling, discharging, disposing, leaking, pumping, injecting, pouring, depositing, dispersing, emitting, leaching or migrating of Hazardous Substances into the indoor or outdoor environment, including ambient air, surface water, groundwater and surface or subsurface strata, and (ii) the abandonment or discarding of barrels, tanks, containers or receptacles, whether or not sealed or closed, containing Hazardous Substances.
“Representative” has the meaning ascribed thereto in Section 5.1(1).
“Required Approvals” means, collectively, the approval and adoption at the Company Meetings of (i) the Arrangement Resolution by the Common Shareholders, and (ii) the Continuance Resolution and the Preferred Shareholder Resolution by the Preferred Shareholders, in each case by the applicable requisite levels of approval set forth in the Interim Order and as required by Law.
“Required Consents” means the consents specified in Section 6.2(7) of the Company Disclosure Letter.

“Required Regulatory Approvals” means the Regulatory Approvals specified in Schedule G.
“Reverse Termination Fee” has the meaning ascribed thereto in Section 8.2(5).
“Reverse Termination Fee Event” has the meaning ascribed thereto in Section 8.2(5).
“SEC” means the United States Securities and Exchange Commission.
“SEC Clearance Date” means the latest of (i) confirmation from the SEC that it has no further comments on the Company Circular, and (ii) expiration of the ten (10) day period after filing of the preliminary Company Circular in the event the SEC has then confirmed that it does not intend to review the Company Circular.
“Securities Authority” means the applicable securities commission or securities regulatory authority of a province or territory of Canada, and the SEC.
“Securities Laws” means the Securities Act (British Columbia) and any other applicable Canadian provincial and territorial securities laws, rules and regulations and published policies thereunder, the Securities Act of 1933 (United States), as amended, and the rules and regulations and published policies thereunder, and the Securities Exchange Act of 1934 (United States), as amended (the “U.S. Exchange Act”) and the rules and regulations and published policies thereunder.
“SEDAR” means the System for Electronic Document Analysis and Retrieval maintained on behalf of the Securities Authorities.
“Service Agreements” means the Contracts pursuant to which the Company, any of its Subsidiaries or any of the Non-Controlled Entities receives energy management, operations and maintenance, long-term service or maintenance, or other services necessary for the operation and maintenance of the generating facilities owned by the Company, its Subsidiaries or the Non-Controlled Entities or for the participation of such facilities in the power, capacity, and other markets applicable to such facilities (other than any such Contract between two or more Persons each of whom is a Subsidiary of the Company or between the Company and one or more Persons each of whom is a Subsidiary of the Company), as set out in Paragraph 16(a)(ix) of the Company Disclosure Letter.
“Special Committee” means the special committee consisting of independent members of the Board formed in connection with the Arrangement and the other transactions contemplated by this Agreement.
“Subsidiary” has the meaning ascribed thereto in National Instrument 45-106 — Prospectus Exemptions, and for the purposes of this Agreement, (i) “control” shall include the possession, directly or indirectly, of the power to direct or cause the direction of the policies, management and affairs of any Person, whether through ownership of voting securities, by contract or otherwise, including with respect to any general partner of another Person with the power to direct the policies, management and affairs of such Person and (ii) a Non-Controlled Entity shall not be considered a Subsidiary of the Company.
“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from an arm’s length third party other than the Purchasers (or an affiliate of the Purchasers or any Person acting jointly or in concert with the Purchasers or an affiliate thereof) made after the date of this Agreement to acquire 100% of the outstanding Common Shares, or Company Assets (including voting or equity securities of its Subsidiaries and/or voting or equity interests in Non-Controlled Entities) representing all or substantially all of the assets of the Company that: (i) complies with Securities Laws and did not result from a breach of Article 5 of this Agreement; (ii) is not subject to a financing condition; (iii) in respect of which the Board determines in good faith, after receiving the advice of its outside counsel and financial advisors, that adequate arrangements have been made in respect of any required financing to complete such Acquisition Proposal at the time and on the basis set out therein; (iv) is not subject to a due diligence condition; (v) the Board determines in good faith, after receiving the advice of its outside legal counsel and financial advisors, is reasonably capable of being completed in accordance with its terms without undue delay, taking into account all financial, legal, regulatory and other aspects of such proposal and the Person making such proposal; and (vi) in respect of which the Board determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such

Acquisition Proposal and the party making such Acquisition Proposal, that such Acquisition Proposal would, if consummated in accordance with its terms and without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to the Common Shareholders than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by the Purchasers pursuant to Section 5.4(2)).
“Superior Proposal Notice” has the meaning ascribed thereto in Section 5.4(1)(c).
“Supplying Party” has the meaning ascribed thereto in Section 4.4(8).
“Support Obligation” means a guaranty, cash collateral, letter of credit, bond or other form of credit support.
“Tax Act” means the Income Tax Act (Canada).
“Tax Returns” means any and all returns, reports, declarations, notices, forms, designations, filings, statements and other similar documents (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes.
“Taxes” means (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, escheat, unclaimed property, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii); (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iv) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of being a transferee or successor in interest to any other Person.
“Term Loan B” means the Credit and Guaranty Agreement, dated as of April 13, 2016, among APLP Holdings Limited Partnership, as Borrower, Atlantic Power Corporation, as guarantor, Certain Subsidiaries of APLP Holdings Limited Partnership, as Guarantors, Various Lenders, Goldman Sachs Bank USA and Bank of America, N.A., as L/C Issuers, Goldman Sachs Lending Partners LLC and Bank of America, N.A., as Joint Syndication Agents, Goldman Sachs Lending Partners LLC as Administrative Agent and Collateral Agent, and Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Wells Fargo Securities, LLC, and Industrial and Commercial Bank of China, in their respective capacities as Joint Lead Arrangers and Joint Bookrunners, as amended on April 17, 2017, October 18, 2017, April 19, 2018, October 31, 2018, January 31, 2020 and March 18, 2020.
“Terminating Party” has the meaning ascribed thereto in Section 7.3(3).
“Termination Fee” has the meaning ascribed thereto in Section 8.2(2).
“Termination Fee Event” has the meaning ascribed thereto in Section 8.2(2).
“Termination Notice” has the meaning ascribed thereto in Section 7.3(3).
“Transaction Personal Information” has the meaning ascribed thereto in Section 4.6(1).
“Transferor” has the meaning ascribed thereto in Section 4.6(1).

“Transition Equity Grant Participation Agreement” means the Transition Equity Grant Participation Agreement dated January 22, 2015 among James J. Moore and Atlantic Power Services, LLC, as amended pursuant to that certain Amendment to Transition Equity Grant Participation Agreement dated January 23, 2019 between James J. Moore and Atlantic Power Services, LLC.
“Transition Units” means (i) the performance-based notional share units and (ii) the time-based notional share units, in each case issued under the Transition Equity Grant Participation Agreement.
“TSUs” means time-base notional shares of the Company issued under the Company LTIP.
“TSX” means the Toronto Stock Exchange.
“Union” includes any trade union, council of trade unions, employee bargaining agency, affiliated bargaining agent, employee association or similar entity.
“U.S.” or “United States” means the United States of America.
“U.S. GAAP” means the accounting principles and practices generally accepted in the United States.
“Voting Agreements” means the voting agreements (including all amendments thereto) dated the date hereof between the Purchasers and each of the executive officers and directors of the Company substantially in the form of Schedule J.
Section 1.2   Certain Rules of Interpretation
In this Agreement, unless otherwise specified:
(1)
Headings, etc.   The provision of a Table of Contents, the division of this Agreement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Agreement.

(2)
Currency.   All references to dollars or to “$” are references to U.S. dollars, unless specified otherwise.

(3)
Gender and Number.   Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(4)
Certain Phrases, etc.   The words (i) “including”, “includes” and “include” mean “including (or includes or include) without limitation,” (ii) “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of,” and (iii) unless stated otherwise, “Article”, “Section”, and “Schedule” followed by a number or letter mean and refer to the specified Article or Section of or Schedule to this Agreement.

(5)
Capitalized Terms.   All capitalized terms used in any Schedule or in the Company Disclosure Letter have the meanings ascribed to them in this Agreement.

(6)
Knowledge.   Where any representation or warranty is expressly qualified by reference to the knowledge (i) of the Company, it is deemed to refer to the actual knowledge, after reasonable internal inquiry (and provided that, in respect of the Non-Controlled Entities, reasonable internal inquiry shall not include inquiry with any Person other than a Company Employee), of the following Company Employees (without personal liability): James J. Moore, Jr., Terrence Ronan, Brian Dee, Jaime D’Angelo, Nick Galotti and Joe Cofelice; or (ii) of the Purchasers, it is deemed to refer to the actual knowledge, after reasonable internal inquiry, of the following Persons (without personal liability): Thomas Lefebvre and Larry Kellerman.

(7)
Accounting Terms.   Unless otherwise stated, all accounting terms are to be interpreted in accordance with U.S. GAAP and all determinations of an accounting nature in respect of the Company required to be made shall be made in a manner consistent with U.S. GAAP.

(8)
Statutes.   Any reference to a statute refers to such statute and all rules, resolutions and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise; provided, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute or other Law shall be deemed to refer to such statute or other Law, as amended, and to any rules or regulations made thereunder, in each case, as of such date.
(9)
Business Days.   If the date on which any action is required or permitted to be taken under this Agreement by a Person is not a Business Day, such action shall be required or permitted to be taken on the next succeeding day which is a Business Day.

(10)
Time References.   References to time are to local time in Toronto, Ontario. When computing any time period in this Agreement, the following rules shall apply: (i) the day marking the commencement of the time period shall be excluded but the day of the deadline or expiry of the time period shall be included; (ii) any day that is not a Business Day shall be included in the calculation of the time period; however, if the day of the deadline or expiry of the time period falls on a day which is not a Business Day, the deadline or time period shall be extended to the next following Business Day; and (iii) if the end date of any deadline or time period in this Agreement refers to a specific calendar date and that date is not a Business Day, the deadline or time period shall be extended to the next Business Day following the specific calendar date.

(11)
Subsidiaries or Non-Controlled Entities.   To the extent any covenants or agreements relate, directly or indirectly, to a Subsidiary of the Company (including, for greater certainty, any covenant or agreement applicable to the AP Preferred Equity Issuer as the issuer of the Preferred Shares or to APLP as the issuer of the APLP MTNs hereunder) or Non-Controlled Entity, each such provision shall be construed as a covenant by the Company to cause (to the fullest extent to which it is legally capable) such Subsidiary or Non-Controlled Entity to perform the required action or refrain from taking such action, as applicable; provided, that the Company’s obligation to cause a Non-Controlled Entity to perform the required action or refrain from taking such action shall only require the Company to exercise its rights as a shareholder of such Non-Controlled Entity.

(12)
Schedules.   The schedules attached to this Agreement form an integral part of this Agreement.

ARTICLE 2
THE ARRANGEMENT
Section 2.1   Arrangement
The Company, AP Preferred Equity Issuer and the Purchasers agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions of this Agreement and the Plan of Arrangement.
Section 2.2   Interim Order
As soon as reasonably practicable after the date of this Agreement, the Company and the AP Preferred Equity Issuer shall apply in a manner acceptable to the Purchasers, acting reasonably, pursuant to Section 291 of the BCBCA and, in cooperation with the Purchasers, prepare, file and diligently pursue an application for the Interim Order, which must provide, among other things:
(a)
for the classes of Persons to whom notice is to be provided in respect of the Arrangement and the Company Meetings and for the manner in which such notice is to be provided;

(b)
that the requisite level of approval for the Arrangement Resolution shall be (i) the favourable vote of holders of not less than two-thirds of the votes cast on such resolution by Common Shareholders present in person or represented by proxy at the Common Shareholder Meeting and (ii) the favourable vote of holders of not less than a simple majority of the votes cast on such resolution by Common Shareholders present in person or represented by proxy at the Common Shareholder Meeting, excluding for this purpose votes attached to Common Shares held by Persons described in items (a) through (d) of Section 8.1(2) of MI 61-101;

(c)
that the requisite level of approval for the Preferred Shareholder Resolution shall be the favourable vote of holders of not less than two-thirds of the votes cast on such resolution by Preferred

Shareholders present in person or represented by proxy at the AP Preferred Equity Issuer Meeting (such Preferred Shareholders voting together as a single class) and voted upon the Preferred Shareholder Resolution;
(d)
that, in all other respects, other than as ordered by the Court, the terms, restrictions and conditions of the Company Constating Documents, including quorum requirements and all other matters, shall apply in respect of the Company Meetings, except that the terms, restrictions and conditions of the AP Preferred Equity Issuer Constating Documents, including quorum requirements and all other matters, shall apply to the voting by the Preferred Shareholders at the AP Preferred Equity Issuer Meeting;

(e)
for the grant of the Dissent Rights to those Common Shareholders who are registered Common Shareholders and to those Preferred Shareholders who are registered Preferred Shareholders as contemplated in the Plan of Arrangement;

(f)
for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(g)
that the Company Meetings may be adjourned or postponed from time to time by the Company and the AP Preferred Equity Issuer in accordance with the terms of this Agreement or as otherwise agreed to by the Parties without the need for additional approval of the Court;

(h)
that the record date for Common Shareholders and the Preferred Shareholders entitled to notice of and to vote at the Company Meetings will not change in respect of any adjournment or postponement of the Company Meetings, unless required by Law or the Court;

(i)
confirmation of the record date for the purposes of determining the Common Shareholders and the Preferred Shareholders entitled to receive material and vote at the Company Meetings in accordance with the Interim Order; and

(j)
for such other matters as the Purchasers or the Company and the AP Preferred Equity Issuer (each with the prior written consent of the others, such consent not to be unreasonably withheld or delayed) may reasonably require, subject to approval of the Court.

Section 2.3   The Company Meetings
Subject to the terms of this Agreement and the receipt of the Interim Order, the Company (with respect to matters related to the Common Shareholder Meeting and the Arrangement Resolution) and the AP Preferred Equity Issuer (with respect to matters related to the AP Preferred Equity Issuer Meeting, the Continuance Resolution and the Preferred Shareholder Resolution), as applicable, shall:
(a)
convene and conduct the Company Meetings in accordance with the Interim Order, the Company Constating Documents, the AP Preferred Equity Issuer Constating Documents and Law, as soon as reasonably practicable after the date of this Agreement (and in any event, but subject to availability of the Court for the Interim Order, on or before the later of: (A) seventy (70) days following the date of this Agreement and (B) forty-five (45) days following the SEC Clearance Date), with the record date for notice of and voting at the Company Meetings to be as soon as reasonably practicable after the date of this Agreement (and, subject to applicable Law, in any event on or before February 16, 2021), for the purpose of considering the Arrangement Resolution, the Continuance Resolution and the Preferred Shareholder Resolution and for any other proper purpose as may be set out in the Company Circular and agreed to by the Purchasers, such agreement not to be unreasonably withheld, conditioned or delayed, and, in this regard, the Company shall abridge, as necessary, any time periods that may be abridged under Securities Laws and shall not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Company Meetings without the prior written consent of the Purchasers, except as required or permitted under Section 5.4(5) or Section 7.3(3), as required for quorum purposes (in which case the Company Meetings shall be adjourned or postponed and not cancelled), as required by Law or by a Governmental Entity or, with the prior written consent of the Purchasers (such consent not to be unreasonably withheld, conditioned or delayed), for purposes of attempting to obtain the requisite approvals for the Arrangement Resolution, the Continuance Resolution and the Preferred Shareholders Resolution;
(b)
solicit proxies in favour of the approval of the Arrangement Resolution, the Continuance Resolution and the Preferred Shareholder Resolution and against any resolution submitted by any Person that is inconsistent with the Arrangement Resolution, the Continuance Resolution and the Preferred Shareholder Resolution, as applicable, and the completion of any of the transactions contemplated by this Agreement, including, if so requested by the Purchasers, using a proxy solicitation services firm and reasonably cooperating with any Persons engaged by the Purchasers to solicit proxies in favour of the approval of the Arrangement Resolution, the Continuance Resolution and the Preferred Shareholder Resolution;

(c)
provide the Purchasers with copies of or access to information regarding the Company Meetings generated by any dealer or proxy solicitation services firm engaged by the Company, as requested from time to time by the Purchasers;

(d)
give notice to the Purchasers of the Company Meetings and allow the Purchasers’ representatives and legal counsel to attend the Company Meetings;

(e)
advise the Purchasers, at such times as the Purchasers may reasonably request and at least on a daily basis on each of the last ten (10) Business Days prior to the date of the Company Meetings, as to the aggregate tally of the proxies received by the Company and the AP Preferred Equity Issuer, as applicable, in respect of the Arrangement Resolution, the Continuance Resolution and the Preferred Shareholder Resolution;

(f)
promptly advise the Purchasers of any written communication received from, or claims brought by (or threatened to be brought by), any Person in opposition to the Arrangement and any purported written exercise or withdrawal of Dissent Rights by Common Shareholders or Preferred Shareholders, and, subject to Law, the Company and AP Preferred Equity Issuer shall cooperate with and provide the Purchasers with (i) an opportunity to review and comment upon in advance any written communication to be sent by or on behalf of the Company or AP Preferred Equity Issuer, as applicable, to any Person in opposition to the Arrangement or the AP Preferred Equity Issuer Continuance, (ii) a copy of any such written communication and (iii) an opportunity to participate in any discussions, negotiations or Proceedings with or including such Persons;

(g)
not settle or compromise or agree to settle or compromise, or make, or agree to make, any payment with respect to any exercise or purported exercise of Dissent Rights without the prior written consent of the Purchasers (such consent not to be unreasonably withheld, conditioned or delayed); and

(h)
not change, without the Purchasers’ prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (i) the record date for the Common Shareholders and the Preferred Shareholders entitled to vote at the Company Meetings in connection with any adjournment or postponement of the Company Meetings, (ii) the record date for notice of and voting at the MTNs Meeting, and (iii) the record date for notice of and voting at the Debentureholder Meeting, in each case unless required by Law.

Section 2.4   The Company Circular
(1)
The Company and the AP Preferred Equity Issuer shall, so as to permit the Company Meetings to be held by the date specified in Section 2.3(a): (i) subject to the Purchasers’ compliance with Section 2.4(4), as promptly as reasonably practicable after the date of this Agreement, prepare and complete, in consultation with the Purchasers, the Company Circular, together with any other documents required by Law in connection with the Company Meetings, and file with the SEC the Company Circular in preliminary form; (ii) if the SEC reviews the preliminary Company Circular, use commercially reasonable efforts to obtain clearance from the SEC of the Company Circular as soon as reasonably practicable and respond as promptly as reasonably practicable to any comments received from the SEC with respect to such filing and provide copies of such comments to the Purchasers reasonably promptly upon receipt and copies of proposed responses to SEC comments a reasonable time in advance of filing; (iii) as promptly as reasonably practicable prepare and file (after the Purchasers have had a reasonable opportunity to review and comment thereon) any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (iv) as promptly as reasonably practicable after the SEC staff has advised that it has no further comments on the Company Circular or that it will not review the Company Circular and the Interim Order has been obtained, use commercially reasonable efforts to cause the Company Circular and such other documents to be filed and disseminated to each Common Shareholder, Preferred Shareholder and other Person as required by the Interim Order and Law; and (v) to the extent required by Law, as promptly as reasonably practicable, use commercially reasonable efforts to prepare, file and disseminate to the Common Shareholders, the Preferred Shareholders and other Persons as required by the Interim Order and Law any supplement or amendment to the Company Circular if the Company shall become aware of any event which requires such action at any time prior to the Company Meetings.
(2)
On the mailing date of the Company Circular, the Company and AP Preferred Equity Issuer shall ensure that the Company Circular complies in all material respects with the Interim Order and Law, does not contain any Misrepresentation (other than with respect to any information furnished in writing by or on behalf of the Purchasers or the Equity Investor) and provides the Common Shareholders and the Preferred Shareholders with sufficient information to permit them to form a reasoned judgement concerning the matters to be placed before the Company Meetings. Without limiting the generality of the foregoing, the Company Circular must include: (i) a summary and copy of the Fairness Opinions with respect to the Common Shares and the Preferred Shares; (ii) a statement that the Special Committee has received the Fairness Opinions and has, after consulting with outside legal and financial advisors, unanimously recommended that the Board and the board of directors of the AP Preferred Equity Issuer approve this Agreement; (iii) a statement that the Board, after consulting with outside legal and financial advisors and receiving the recommendation of the Special Committee, determined that the Arrangement is in the best interests of the Company and recommends that Common Shareholders vote in favour of the Arrangement Resolution, (iv) a statement that the board of directors of the AP Preferred Equity Issuer, after consulting with outside legal and financial advisors, determined that the Arrangement and the AP Preferred Equity Issuer Continuance are in the best interests of the AP Preferred Equity Issuer and recommends that the Preferred Shareholders vote in favour of the Continuance Resolution and the Preferred Shareholder Resolution; and (v) a statement that each director and executive officer of the Company who holds Common Shares or Preferred Shares entitled to vote at the Company Meetings has entered into a Voting Agreement pursuant to which, and subject to the terms of each such Voting Agreement, such director and executive officer of the Company has committed to vote all such individual’s Common Shares, and/or Preferred Shares, as applicable, in favour of the Arrangement Resolution, the Continuance Resolution and the Preferred Shareholder Resolution (as applicable).

(3)
The Company shall give the Purchasers and their legal counsel a reasonable opportunity to review and comment on drafts of the Company Circular (including any supplement or amendment to the Company Circular) and other related documents, and shall give reasonable consideration to any comments made by the Purchasers and their legal counsel, and agrees that all information relating solely to the Purchasers or the Equity Investor included in the Company Circular must be in a form and content satisfactory to the Purchasers, acting reasonably. The Company shall provide the Purchasers with a final copy of the Company Circular prior to its mailing to the Common Shareholders and the Preferred Shareholders entitled to receive notice of and vote at the Company Meetings.

(4)
The Purchasers shall provide to the Company in writing all information concerning the Purchasers, the Equity Investor, their respective affiliates and any financing sources, as applicable, that is reasonably required by the Company in preparation of the Company Circular or other related documents, and shall ensure that such information does not contain any Misrepresentation.

(5)
The Purchasers hereby agree to indemnify and save harmless the Company, its Subsidiaries and their respective Representatives from and against any and all liabilities, claims, demands, losses,

costs, damages and expenses to which the Company, any of its Subsidiaries or any of their respective Representatives may be subject or may suffer as a result of, or arising from, any Misrepresentation or alleged Misrepresentation contained in any written information included in the Company Circular that was provided in writing by or on behalf of the Purchasers or their representatives for inclusion in the Company Circular concerning the Purchasers, the Equity Investor, their respective affiliates and any financing sources, including as a result of any order made, or inquiry, investigation or proceeding instituted by any Securities Authority or any other Governmental Entity based on such Misrepresentation or alleged Misrepresentation.
(6)
The Company and the Purchasers shall promptly notify each other if either of them becomes aware that the Company Circular contains a Misrepresentation or otherwise requires an amendment or supplement. The Parties shall co-operate in the preparation of any such amendment or supplement as required or appropriate, and the Company and the AP Preferred Equity Issuer shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to those Persons to whom the Company Circular was sent pursuant to Section 2.4(1) and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Entity as required.

Section 2.5   AP Preferred Equity Issuer Continuance
If (i) the Interim Order is obtained, (ii) the Continuance Approval is obtained at the AP Preferred Equity Issuer Meeting in accordance with the ABCA, (iii) Required Approvals are obtained at the Company Meetings as required by applicable Law and the Interim Order (iv) the MTN Noteholder Consent is obtained or the MTN Noteholder Resolution is approved as contemplated in Section 6.1(2), (v) the Debentureholder Consent is obtained or the Debentureholder Resolution is approved as contemplated in Section 6.1(3), and (vi) the Purchasers have irrevocably confirmed in writing to the Company that (a) all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied (other than those conditions that by their nature are to be, and can be, satisfied by actions taken at the Effective Time) or will be waived by the Purchasers and (b) they are prepared to consummate the closing of the transactions contemplated hereby and they stand, ready, willing and able to consummate such transactions, then the Company shall, as reasonably practicable thereafter, and at least one (1) Business Day prior to the Effective Date, complete the AP Preferred Equity Issuer Continuance.
Section 2.6   Pre-Arrangement Steps
(1)
If (i) the Interim Order is obtained, (ii) the Required Approvals are obtained at the Company Meetings as required by applicable Law and the Interim Order, (iii) the MTN Noteholder Consent is obtained or the MTN Noteholder Resolution is approved as contemplated in Section 6.1(2), (iv) the Debentureholder Consent is obtained or the Debentureholder Resolution is approved as contemplated in Section 6.1(3), and (v) the Purchasers have irrevocably confirmed in writing to the Company that (a) all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied (other than those conditions that by their nature are to be, and can be, satisfied by actions taken at the Effective Time) or will be waived by the Purchasers and (b) they are prepared to consummate the closing of the transactions contemplated hereby and they stand, ready, willing and able to consummate such transactions, then the Company shall, and shall cause its Subsidiaries to, take all such action and do all such things as are necessary or desirable to effect the transactions set forth in Section 2.6(1) of the Company Disclosure Letter (to the extent such transactions require the taking of any action by the Company or any of its Subsidiaries) (all the transactions set forth in Section 2.6(1) of the Company Disclosure Letter, as they may be amended from time to time pursuant to Section 2.6(2), the “Pre-Arrangement Steps”) prior to the Effective Time in the sequence set forth therein (provided that the Company and its Subsidiaries shall not be required to take any action prior to the Effective Date which cannot be reversed or unwound in the event the Arrangement is not consummated without adversely affecting the Company or its Subsidiaries in any material manner) and to cooperate with the Purchasers and their advisors in order to undertake such transactions. The Purchasers acknowledge and agree that (I) the Pre-Arrangement Steps shall not be considered in determining whether a representation or warranty of the Company hereunder has been breached, (II) the Company and its Subsidiaries shall not be required to effect any of the Pre-Arrangement Steps unless the Pre-Arrangement Steps that are to be effected by any of the Purchasers or any of their respective Affiliates are also effected in the sequence set forth therein and (III) unless they irrevocably waive the condition in Section 6.2(3), they shall, and shall cause their respective Affiliates to, take all such action and do all such things as are necessary or desirable to effect the Pre-Arrangement Steps (to the extent the Pre-Arrangement Steps require the taking of any action by any of the Purchasers or any of their respective Affiliates) on the Effective Date and prior to the Effective Time in the sequence set forth therein and to cooperate with the Corporation and its advisors in order to undertake such Pre-Arrangement Steps.
(2)
The Company, the AP Preferred Equity Issuer and APLP agree to amend the Pre-Arrangement Steps set forth in Section 2.6(1) of the Company Disclosure Letter at any time prior to the Effective Time in accordance with Section 8.1 of this Agreement to include such other terms determined to be necessary or desirable by the Purchasers, acting reasonably, provided that the Pre-Arrangement Steps shall not be amended in any manner which (i) has the effect of reducing the Consideration payable to the Common Shareholders, or the consideration payable to the other Company Securityholders, the Company Debentureholders or the MTN Noteholders, (ii) results in Taxes being imposed on, or other adverse Tax consequences to, any class of the Company Securityholders, MTN Noteholders or Company Debentureholders, or (iii) which is otherwise prejudicial to the Company or its Subsidiaries (including the AP Preferred Equity Issuer and APLP), Company Securityholders, the Company Debentureholders, the MTN Noteholders or other parties to be bound by this Agreement or the Plan of Arrangement or which is inconsistent with the provisions of this Agreement or that could reasonably be expected to prevent, delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement.

Section 2.7   Final Order
If (i) the Interim Order is obtained, (ii) the Required Approvals are obtained at the Company Meetings, as required by applicable Law and the Interim Order, (iii) the MTN Noteholder Consent is obtained or the MTN Noteholder Resolution is approved as contemplated in Section 6.1(2), and (iv) the Debentureholder Consent is obtained or the Debentureholder Resolution is approved as contemplated in Section 6.1(3), and (v) the AP Preferred Equity Issuer Continuance is completed, the Company and the AP Preferred Equity Issuer shall, as soon as reasonably practicable (and in any event, but subject to availability of the Court, within five (5) Business Days) thereafter, take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order pursuant to Section 291 of the BCBCA.
Section 2.8   Court Proceedings
(1)
The Purchasers will cooperate with and assist the Company and the AP Preferred Equity Issuer in pursuing the Interim Order and the Final Order, including by providing the Company on a timely basis any information regarding the Purchasers, the Equity Investor, their respective affiliates and any financing sources, as applicable, required to be supplied in connection therewith.

(2)
In connection with all Court proceedings relating to obtaining the Interim Order and the Final Order, the Company and the AP Preferred Equity Issuer shall:

(a)
diligently pursue, and cooperate with the Purchasers to obtain, the Interim Order and the Final Order;

(b)
provide the Purchasers and their legal counsel with reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement (including by providing, on a timely basis and prior to the service and filing of such material, a description of any information required to be supplied by the Purchasers for inclusion in such material), including drafts of the Interim Order and Final Order, and will give reasonable consideration to all such comments of the Purchasers and their legal counsel, provided that all information relating to the Purchasers, the Equity Investor, their respective affiliates and any financing sources, as applicable, included in such materials shall be in a form and substance satisfactory to the Purchasers, acting reasonably;

(c)
ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement;

(d)
provide the Purchasers’ legal counsel, on a timely basis, with copies of any notice of appearance, evidence or other document served on the Company or the AP Preferred Equity Issuer or their legal counsel in respect of the application for the Interim Order or the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any Person to appeal, or oppose the granting of, the Interim Order or Final Order;

(e)
not object to legal counsel to the Purchasers making such submissions on the application for the Interim Order and the application for the Final Order as such counsel considers appropriate, acting reasonably; provided that such submissions are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement;

(f)
subject to applicable Law, not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.8 or with the Purchasers’ prior written consent, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that nothing herein shall require the Purchasers to agree or consent to any increase in the Consideration, any increase in the consideration payable to Preferred Shareholders, Company Debentureholders or the MTN Noteholders, or other modification or amendment to such filed or served materials that expands or increases the Purchasers’ obligations, or diminishes or limits the Purchasers’ rights, set forth in any such filed or served materials or under this Agreement or the Arrangement; and

(g)
oppose any proposal from any Person that the Final Order contain any provision inconsistent with this Agreement, and, if at any time after the issuance of the Final Order and prior to the Effective Date, the Company or the AP Preferred Equity Issuer are required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, it shall do so after notice to, and in consultation and cooperation with, the Purchasers.

Section 2.9   Share-Based Securities
Pursuant to the Arrangement, prior to the Effective Date, the Board (or, if appropriate, a duly-authorized committee thereof) shall adopt such resolutions and take all such other actions as may be required to cause (i) each outstanding TSU, DSU and Transition Unit to vest (to the extent not already vested) at the time described in the Plan of Arrangement and (ii) the Company LTIP, Director DSU Plan and Transition Equity Grant Participation Agreement each to terminate at the time contemplated in the Plan of Arrangement and all vested TSUs, DSUs and Transition Units will be cancelled at the time described in the Plan of Arrangement and in exchange for such cancellation, the holders of such vested TSUs, DSUs and Transition Units will be entitled to receive, subject to applicable withholding Taxes, cash in an amount equal to the Consideration per Common Share in accordance with the Plan of Arrangement.
Section 2.10   Effective Date
(1)
The Arrangement shall become effective on, the date upon which the Company, the AP Preferred Equity Issuer and the Purchasers agree in writing as the Effective Date or, in the absence of such agreement, ten (10) Business Days following the satisfaction or waiver of all conditions to completion of the Arrangement set out in Article 6 (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable Party or Parties for whose benefit such conditions exist) or such other date as may be agreed to in writing by the Parties, whereupon the Arrangement shall be effective at the Effective Time on the Effective Date and will have all of the effects provided by applicable Law.

(2)
The closing of the Arrangement will take place at the offices of Stikeman Elliott LLP in Vancouver, British Columbia, or at such other location as may be agreed upon by the Parties.

Section 2.11   Payment of Consideration
The Purchasers shall, immediately prior to the Effective Time, provide the Depositary with sufficient funds to be held in escrow (the terms and conditions of such escrow to be satisfactory to the Company, the

AP Preferred Equity Issuer, APLP and the Purchasers, each acting reasonably) to satisfy (i) the aggregate Consideration for the Common Shares (including, for greater certainty, the Common Shares issued to the Company Debentureholders pursuant to the Company Debenture Transaction), the amounts payable to the holders of DSUs, the Preferred Shareholders and any other amounts payable by the Purchasers under the Plan of Arrangement, (ii) the aggregate Noteholder Consideration for the APLP MTNs (including any consent solicitation fee payable, as described in Schedule F), and (iii) the aggregate Company Debenture Cash Consideration, in each case in connection with the Arrangement and in accordance with the terms of this Agreement.
Section 2.12   Withholding Taxes
(1)
The Purchasers, the Company, the AP Preferred Equity Issuer, APLP, the Depositary and any other Person, as applicable, shall be entitled to deduct and withhold from any consideration otherwise payable or otherwise deliverable to any Company Securityholders, MTN Noteholders, Company Debentureholders or any other Person under or in connection with the Plan of Arrangement or this Agreement such amounts as the Purchasers, the Company, the AP Preferred Equity Issuer, APLP, the Depositary or any other Person, as applicable, are required or reasonably believe to be required to deduct and withhold from such consideration or other payment under any provision of any Law in respect of Taxes. Any such amounts will be deducted, withheld and remitted from the consideration or other amount payable or deliverable pursuant to or in connection with the Plan of Arrangement or this Agreement and shall be treated for all purposes under the Plan of Arrangement and this Agreement as having been paid to the Company Securityholders, MTN Noteholders, Company Debentureholders or such other relevant Person in respect of which such deduction, withholding and remittance was made; provided that such deducted and withheld amounts are actually remitted to the appropriate Governmental Entity.

(2)
Any payment by the Purchasers pursuant to Section 4.7(3) and Section 4.12 of this Agreement shall, except as required by Law, be made without withholding or deduction for or on account of any Taxes. If any such Taxes are required to be withheld or deducted from any such payment, the party obliged to make such payment (the “Payor”) shall pay such additional amounts as may be necessary to ensure that the net amount actually received by the party receiving such payment (the “Payee”) after such withholding or deduction is equal to the amount that the Payee would have received had no such withholding or deduction been made, provided, however, that no such additional amounts shall be payable in respect of:

(a)
any withholding Taxes imposed on the Payee solely by reason of any connection between the Payee and the taxing jurisdiction other than entering into this Agreement and receiving payments hereunder;

(b)
any withholding Taxes imposed pursuant to Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of this Agreement, or under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of such Sections, or any successor or amended version of these provisions, to the extent such successor or amended version is not materially more onerous than these provisions as enacted on such date; or

(c)
any withholding Taxes imposed that would not have been imposed by the taxing jurisdiction but for a failure of the Payee to comply with any certification, identification, information, documentation or other reporting requirement if (x) such compliance is required by Law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or reduction in the rate of, deduction or withholding of any Taxes for which the Payor is required to pay additional amounts pursuant to this Section 2.12(2) and (y) upon becoming aware of such requirement, the Payor shall have provided written notice to the Payee that the Payee will be required to comply with such requirement, and shall cooperate with the Payee to ensure that the Payee has a reasonable opportunity to comply with such requirement prior to date on which the relevant payment is made, provided, however, that the exclusion set forth in this clause (iii) shall not apply in respect of any certification, identification, information, documentation or other reporting requirement if such requirement would be materially more onerous, in form, in procedure or in the substance of information disclosed, to the Payee than comparable information or other reporting requirements imposed under U.S. tax law, regulation and administrative practice (such as IRS Forms W-8BEN-E, W-8ECI, W-8IMY, and W-9) or if such completion, execution or submission would subject the Payee to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of the Payee.
Section 2.13   List of Shareholders
At the reasonable request of the Purchasers from time to time, the Company shall, as soon as reasonably practicable, provide the Purchasers with a list of (i) the registered Company Securityholders, Company Debentureholders and the MTN Noteholders, together with their addresses and respective holdings of Common Shares and other Company Securities, (ii) the names and addresses and holdings of all Persons having rights issued by the Company to acquire Common Shares (including holders of TSUs, DSUs and Transition Units) and (iii) participants and book-based nominee registrants such as CDS & Co., CEDE & Co. and the Depositary Trust Company, and non-objecting beneficial owners of Common Shares and other Company Securities, together with their addresses and respective holdings of Common Shares or other Company Securities, all as of a date that is as close as reasonably practicable prior to the date of delivery of such lists. The Company shall from time to time require that its registrar and transfer agent furnish the Purchasers with such additional information, including updated or additional lists of holders of Company Securities and lists of holdings and other assistance as the Purchasers may reasonably request.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
Section 3.1   Representations and Warranties of the Company
(1)
Except as set forth in the Company Disclosure Letter (it being expressly understood and agreed that the disclosure of any fact or item in any section of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, disclosure for the purposes of) (i) the representations and warranties of the Company that are contained in the corresponding section of this Agreement and (ii) any other representation or warranty of the Company in this Agreement to which the relevance of such fact or item is reasonably apparent on its face), the Company represents and warrants to the Purchasers as set forth in Schedule H and acknowledges and agrees that the Purchasers are relying upon such representations and warranties in connection with the entering into of this Agreement.

(2)
The Purchasers acknowledge and agree that, except as set forth in Schedule H, neither the Company nor any other Person has made or makes any other representation and warranty (written or oral, express or implied, or at Law or in equity), with respect to the Company, its Subsidiaries, their respective businesses, the past, current or future financial condition of any of their assets, liabilities or operations, their past, current or future profitability or performance, individually or in the aggregate, the accuracy or completeness of any information furnished or made available to the Purchasers (or any officer, director, employee, Representative (including any financial or other advisor) or agent of the Purchasers) or any other Person in connection with the transactions contemplated hereby, and any such other representations or warranties are expressly disclaimed. Without limiting the generality of the foregoing, the Company expressly disclaims any representation or warranty that is not set forth in this Agreement. Neither the Company nor any other Person will have or be subject to any liability to the Purchasers or any other Person resulting from the distribution or failure to distribute to the Purchasers, or the Purchasers’ use of, any information, including any information, documents, projections, estimates, forecasts or other materials made available to Purchasers in any physical data room, in the Data Room or otherwise and maintained by the Company for the purposes of the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in Schedule H.

(3)
The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.
Section 3.2   Representations and Warranties of the Purchasers
(1)
The Purchasers represent and warrant to the Company as set forth in Schedule I and acknowledges and agrees that the Company is relying upon such representations and warranties in connection with the entering into of this Agreement.

(2)
Except for the representations and warranties set forth in this Agreement, neither the Purchasers nor any other Person has made or makes any other express or implied representation and warranty, either written or oral, on behalf of the Purchasers.

(3)
The representations and warranties of the Purchasers contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

ARTICLE 4
COVENANTS
Section 4.1   Conduct of Business of the Company
(1)
The Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the prior written consent of the Purchasers (such consent not to be unreasonably withheld, conditioned or delayed), (ii) as required or permitted by this Agreement (including the Plan of Arrangement), (iii) as required by Law, (iv) as contemplated by the Pre-Acquisition Reorganization, or (v) as set out in Section 4.1(1) of the Company Disclosure Letter, the Company shall, and shall cause its Subsidiaries to, conduct their business in the Ordinary Course, and the Company shall use commercially reasonable efforts to maintain and preserve intact its and its Subsidiaries’ business organization, assets (including, for greater certainty, the Company Assets), goodwill and business relationships with other Persons with which the Company or any of its Subsidiaries have business relations; provided, that the Parties agree that the Company and its Subsidiaries may continue any changes in their respective business practices adopted prior to the date hereof to address and adapt to the coronavirus (COVID-19) pandemic that are described in Schedule 4.1(1) and, after consulting with the Purchasers and considering in good faith any suggestions of the Purchasers, the Company may take such further actions as it deems reasonably advisable or necessary to (A) protect the health and safety of the Company Employees and other individuals having business dealings with the Company or its Subsidiaries from COVID-19 or (B) respond to third-party supply or service disruptions caused by the coronavirus (COVID-19), provided that any actions described in clause (A) or (B) are consistent in all material respects with the actions taken by other participants in the industry in which the Company operates in response to COVID-19 (collectively, “COVID-19 Responses”).

(2)
Without limiting the generality of Section 4.1(1), the Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) with the express prior written consent of the Purchasers (such consent not to be unreasonably withheld, conditioned or delayed), (ii) as required or permitted by this Agreement (including the Plan of Arrangement, the MTNs Transaction and the Company Debenture Transaction), (iii) as required by Law, (iv) as contemplated by the Pre-Acquisition Reorganization or (v) as set out in Section 4.1(2) of the Company Disclosure Letter, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly:

(a)
amend its notice of articles, articles, articles of incorporation, articles of amalgamation, articles of continuance, by-laws, declaration of trust, partnership agreement or similar organizational documents;

(b)
split, combine, reclassify or amend any term of any securities of the Company or any of its Subsidiaries;

(c)
redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire any securities of the Company or any of its Subsidiaries whether pursuant to any existing or future contract, arrangement, purchase plan or otherwise, except for (i) redemption of TSUs outstanding on the date hereof in accordance with the terms of such outstanding awards on the date hereof and the Company LTIP as in effect on the date hereof, (ii) redemption of DSUs outstanding on the date hereof in accordance with the terms of such outstanding awards on the date hereof and the Director DSU Plan as in effect on the date hereof, or (iii) redemption of Transition Units outstanding on the date hereof in accordance with the Transition Equity Grant Participation Agreement as in effect on the date hereof;

(d)
issue, grant, deliver, sell, pledge or otherwise encumber (other than Permitted Liens), or authorize the issuance, grant, delivery, sale, pledge or other encumbrance of (other than Permitted Liens), any securities of the Company or its Subsidiaries or other equity or voting securities, or any options, warrants, equity or equity-based awards (including notional shares) or similar rights exercisable or exchangeable for or convertible into Common Shares, or any stock appreciation rights, phantom stock awards or other rights that are linked to the price or value of the Common Shares, except for (i) the issuance of Common Shares issuable upon the conversion of the outstanding Company Debentures in accordance with their terms as in effect on the date hereof, (ii) pursuant to outstanding TSUs in accordance with the terms of such outstanding awards on the date hereof and the Company LTIP as in effect on the date hereof, and (iii) pursuant to outstanding Transition Units in accordance with the Transition Equity Grant Participation Agreement or (iv) as required under any existing Material Contract disclosed in the Company Disclosure Letter;

(e)
except as set forth in Section 4.1(2)(e) of the Company Disclosure Letter and except for any Permitted Distributions, declare, set aside or pay any dividend or other distribution or payment in cash, securities or property with respect to any class of securities of the Company or any of its Subsidiaries;

(f)
acquire (by merger, amalgamation, consolidation, acquisition of shares or assets (not including capital expenditures permitted under (k) below) or otherwise), directly or indirectly, in one transaction or in a series of related transactions, any business or enterprises, or acquire assets, securities, properties, interests or businesses outside of the Ordinary Course;

(g)
reorganize, amalgamate, merge or combine with any other Person;

(h)
adopt a plan of liquidation or resolutions providing for the liquidation or dissolution of the Company or any of its Subsidiaries;

(i)
sell, lease, sublease, licence or otherwise transfer any Company Assets or any interest in any Company Assets having an aggregate value for all such transactions of $1 million, other than (i) Company Assets sold, leased, subleased, licensed or otherwise transferred in the Ordinary Course, (ii) obsolete, damaged or destroyed assets or (iii) transactions between two or more Persons each of whom is a wholly-owned Subsidiary of the Company, or between the Company and one or more Persons each of whom is a wholly-owned Subsidiary of the Company;

(j)
enter into any lease, sublease or licence of real property (whether as a lessor, sublessor, lessee, sublessee, licensor or licensee), or modify, amend or exercise any right to renew any lease, sublease or licence of real property or acquire any interest in real property, other than (i) in the Ordinary Course, (ii) or in respect of transactions between two or more Persons each of whom is a wholly-owned Subsidiary of the Company, or between the Company and one or more Persons each of whom is a wholly-owned Subsidiary of the Company;

(k)
grant any Lien (other than Permitted Liens or in connection with actions otherwise permitted by Section 4.1) on any Company Assets;

(l)
except for the aggregate amount and for the specified purposes set forth in the Company’s 2020 or 2021 budget (a copy of which is set forth in Section 4.1(2)(l) of the Company Disclosure Letter) or with respect to any COVID-19 Responses, make any capital expenditures or commitment to do so, other than expenditures or commitments relating to the maintenance of its assets or required pursuant to any Contract disclosed in the Company Disclosure Letter that, in each case, individually, do not exceed $250,000, and, in the aggregate, do not exceed $1 million;

(m)
(i) make or amend any material Tax election or designation where such making is inconsistent with past practice and is not necessary to avoid the triggering of Tax or gain in the taxation year to which the election or designation relates, (ii) settle or compromise any material Tax claim, assessment, reassessment or liability, (iii) file any amended Tax Return that would cause a material change to any election, adjustment or Tax attribute covered by the original Tax Return, (iv) waive or extend the statutory limitation period relating to any material Taxes, (v) enter into any material agreement with a Governmental Entity with respect to Taxes, (vi) surrender any right to claim a material Tax abatement, reduction, deduction, exemption, credit or refund (vii) or materially amend or change any of its methods for reporting income, deductions or accounting for income Tax purposes;

(n)
except in the Ordinary Course in connection with customary cash management activities, make, in one transaction or in a series of related transactions, any loans, advances or capital contributions to, or investments in, any other Persons, other than the Company or any of its Subsidiaries, in excess of $500,000 in the aggregate;

(o)
prepay any long-term indebtedness before its scheduled maturity or increase, create, incur, assume or otherwise become liable, in one transaction or in a series of related transactions, with respect to any indebtedness for borrowed money or guarantees thereof, other than (i) indebtedness owing by the Company or a wholly-owned Subsidiary of the Company to the Company or to another wholly-owned Subsidiary of the Company set forth in Section 4.1.2(o) of the Company Disclosure Letter, (ii) in connection with advances under the Company’s or any of its Subsidiaries’ existing credit facilities in connection with actions otherwise permitted by Section 4.1, (iii) in connection with repayments of the Company’s existing revolving credit facility, or (iv) in connection with the refinancing of any indebtedness outstanding on the date hereof and effected at the direction of the Purchasers pursuant to the transactions contemplated by this Agreement;

(p)
except as may be required by applicable Law or the terms of any existing Employee Plan (in each case, as in effect on the date hereof): (i) grant or increase any indemnification, retention, severance, change of control, transaction-based award, bonus or termination pay to (or materially amend any existing arrangement with) any Company Employee or any director of the Company or any of its Subsidiaries; (ii) enter into any employment, deferred compensation or other similar agreement (or materially amend any such existing agreement) with any director or officer of the Company; (iii) enter into any employment, deferred compensation or other similar agreement (or materially amend any such existing agreement) with any Company Employee having an annual base salary (or, if not applicable, total cash compensation) greater than $150,000; (iv) pay any material benefit to any director or officer of the Company or any of its Subsidiaries or to any Company Employee (other than a director or officer) that is not required under the terms of any Employee Plan in effect on the date of this Agreement; (v) increase compensation, retention or incentive compensation or other benefits payable to any director or officer of the Company or any Company Employee (other than a director or officer); (vi) loan or advance money or other property by the Company or its Subsidiaries to any of their present or former directors, officers or Company Employees; (vii) establish, adopt, enter into, materially amend or terminate any Employee Plan (or any plan, agreement, program, practice, policy, trust, fund or other arrangement that would be an Employee Plan if it were in existence as of the date hereof) or collective bargaining agreement, other than in the Ordinary Course; (viii) grant any equity or equity-based awards; (ix) accelerate the vesting or time of payment under any Employee Plan, other than (A) in the event the

Company’s annual bonuses for the 2020 fiscal year will have not been paid prior to the Effective Time, causing such bonuses to be calculated in accordance with the terms of the relevant Employee Plans (at 100% of the applicable target levels) and paid as of immediately prior to the Effective Time, or (B) with respect to any person who is or may be a “disqualified individual” (within the meaning of Section 280G of the Code), accelerating to the 2020 calendar year the vesting and settlement of TSUs, DSUs and Transition Units and/or the payment of annual bonuses for the 2020 fiscal year to the extent the Company determines such acceleration would help reduce the amount of such individual’s “excess parachute payments” (within the meaning of Section 280G of the Code); (x) increase, or agree to increase, any funding obligation or accelerate, or agree to accelerate, the timing of any funding contribution under any Employee Plan; (xi) terminate any Company Employee without cause, other than any Company Employee having an annual base salary (or, if not applicable, total cash compensation) less than $150,000, or (xii) hire any new Company Employee, other than Company Employees hired in the Ordinary Course and whose annual base salary (or, if not applicable, total cash compensation) will be less than $150,000;
(q)
grant recognition to any labor union or similar labor organization for purposes of collective bargaining;

(r)
make any material change in the Company’s methods of accounting, except as required by U.S. GAAP, or pursuant to written instructions, comments or orders from any applicable Securities Authority;

(s)
cancel, waive, release, assign, settle or compromise any material claims or rights;

(t)
commence, waive, release, assign, settle or compromise any Proceeding relating to assets or the business of the Company or any of its Subsidiaries in a manner that could reasonably require a payment by, or release another Person of an obligation to the Company or any of its Subsidiaries in excess of $250,000 individually or $500,000 in the aggregate, or which could reasonably be expected to have a Material Adverse Effect;

(u)
other than with respect to any COVID-19 Responses, amend or modify in any material respect or terminate or waive any material right under any Material Contract or enter into, amend or modify in any material respect any contract or agreement that would be a Material Contract if in effect on the date hereof, or fail to enforce any material breach of any Material Contract of which it becomes aware, or materially breach or violate or be in default under any Material Contract;

(v)
except as contemplated in Section 4.11, amend, modify, terminate, cancel or let lapse any material insurance (or re-insurance) policy of the Company or any of its Subsidiaries in effect on the date of this Agreement, other than scheduled renewals of any insurance policy in effect on the date hereof in the Ordinary Course;

(w)
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments, other than in the Ordinary Course;

(x)
agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

(3)
Nothing contained in this Agreement will give the Purchasers, directly or indirectly, the right to direct or control the Company’s business and operations prior to the Effective Date. Prior to the Effective Date, the Company will exercise, consistent with the terms of this Agreement, control and supervision over its business and operations. Nothing in this Agreement, including any of the restrictions set forth herein, will be interpreted in such a way as to place any Party in violation of applicable Law.

Section 4.2   Covenants of the Company Relating to the Arrangement
(1)
Subject to Section 4.4 which shall govern in relation to obtaining the Required Regulatory Approvals and subject to the other terms and conditions of this Agreement, the Company shall,

shall cause its Subsidiaries to and shall use commercially reasonable efforts to cause the Non-Controlled Entities to use commercially reasonable efforts to, perform all obligations required to be performed by the Company, any of its Subsidiaries or any of the Non-Controlled Entities under this Agreement, cooperate with the Purchasers in connection therewith, and do all such other acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing (but subject to Section 4.4 which shall govern in relation to obtaining the Required Regulatory Approvals and subject to the other terms and conditions of this Agreement), the Company shall, and, where appropriate, shall cause its Subsidiaries to and shall use commercially reasonable efforts to cause the Non-Controlled Entities to:
(a)
use its commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order and Final Order applicable to it and comply promptly with all requirements imposed by Law on it, any of its Subsidiaries or the Non-Controlled Entities with respect to this Agreement or the Arrangement;

(b)
use its commercially reasonable efforts to effect all necessary or advisable registrations, filings and submissions of information required by Governmental Entities from the Company, its Subsidiaries or the Non-Controlled Entities relating to the Arrangement, including as needed to maintain in full force and effect any Authorization held by the Company, its Subsidiaries or the Non-Controlled Entities (it being expressly agreed by the Purchasers that the sole conditions to closing with respect to the subject matter of this Section 4.2(1)(b) are set out in Article 6);

(c)
use its commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are (A) necessary or advisable in connection with the Agreement, including as needed to maintain in full force and effect any Authorization held by the Company, its Subsidiaries or the Non-Controlled Entities; or (B) necessary or advisable under the Material Contracts to permit the consummation of the transactions contemplated by this Agreement or required in order to maintain the Material Contracts in full force and effect following completion of the Arrangement, in each case on terms satisfactory to the Purchasers, acting reasonably and without paying or providing a commitment to pay any consideration in respect thereof without the prior written consent of the Purchasers (it being expressly agreed by the Purchasers that the sole conditions to closing with respect to the subject matter of this Section 4.2(1)(c) are set out in Article 6);

(d)
use its commercially reasonable efforts to, upon reasonable consultation with the Purchasers, oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or this Agreement, provided that neither the Company nor any of its Subsidiaries shall consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Purchasers, not to be unreasonably withheld, conditioned or delayed (it being expressly agreed by the Purchasers that the sole conditions to closing with respect to the subject matter of this Section 4.2(1)(d) are set out in Article 6);

(e)
use its commercially reasonable efforts to assist in obtaining the resignations and customary mutual releases (in forms satisfactory to the Purchasers, acting reasonably) of each member of its Board and the board of directors of each of its wholly-owned Subsidiaries, and the Company’s or its Subsidiaries’ designated or nominated directors on the board of directors (or equivalent body) of each of its non-wholly owned Subsidiaries and the Non-Controlled Entities, (in each case to the extent requested by the Purchasers) and causing them to be replaced by Persons designated or nominated, as applicable, by the Purchasers effective as of the Effective Time;

(f)
either cause APLP, in its capacity as the holder of common shares of the AP Preferred

Equity Issuer, to (i) vote all common shares of the AP Preferred Equity Issuer held by it in favour of the AP Preferred Equity Issuer Continuance or (ii) pass written resolutions approving the AP Preferred Equity Issuer Continuance; and
(g)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or any commercially reasonable action not be taken, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement.

(2)
The Company shall promptly notify the Purchasers orally and, promptly thereafter, in writing of:

(a)
any Material Adverse Effect after the date hereof;

(b)
unless prohibited by Law, any notice or other communication received by the Company or any of its Subsidiaries from any Person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person (or another Person) is or may be required in connection with this Agreement or the Arrangement or the transactions contemplated hereby or thereby;

(c)
unless prohibited by Law, any notice or other communication received by the Company or any of its Subsidiaries from any Person (other than Governmental Entities in connection with the Required Regulatory Approvals, which shall be addressed as contemplated by Section 4.4) in connection with the transactions contemplated by this Agreement (and the Company shall contemporaneously provide a copy of any such written notice or communication to the Purchasers);

(d)
unless prohibited by Law, any Proceeding commenced or, to the Company’s knowledge, threatened against, relating to or involving or otherwise affecting (a) the Company, its Subsidiaries, the Company Assets and/or, to the knowledge of the Company, the Non-Controlled Entities or (b) this Agreement or the Arrangement; and

(e)
any negotiations in respect of the Collective Agreements. In particular, the Company shall (i) provide the Purchasers with timely notice of the demands being made by the applicable Unions; and (ii) not enter into any Collective Agreement without the Purchasers’ express prior written consent.

Section 4.3   Covenants of the Purchasers
(1)
Subject to Section 4.4 which shall govern in relation to obtaining the Required Regulatory Approvals and subject to the other terms and conditions of this Agreement, the Purchasers shall and shall cause its affiliates to perform all obligations required to be performed by it under this Agreement, cooperate with the Company in connection therewith, and do all such other acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the Arrangement and, without limiting the generality of the foregoing (but subject to Section 4.4 which shall govern in relation to obtaining the Required Regulatory Approvals and subject to the other terms and conditions of this Agreement), the Purchasers shall:

(a)
use its commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law on it with respect to this Agreement or the Arrangement, provided, however, that (i) with respect to the Required Consents, the Purchasers are under no obligation to pay any money, incur any obligations or commence any legal proceedings in order to obtain, or assist the Company in obtaining, such Required Consents and (ii) under no circumstances will the Purchasers be required to agree or consent to any increase in the Consideration or in the consideration payable to Preferred Shareholders, Company Debentureholders or the MTN Noteholders pursuant to the transactions contemplated in this Agreement;

(b)
use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement as soon as reasonably practicable;
(c)
use its commercially reasonable efforts, upon reasonable consultation with the Company, to oppose, lift or rescind any injunction, restraining or other order, decree or ruling seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement or this Agreement or the transactions contemplated thereby; and

(d)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or any commercially reasonable action not taken, which is inconsistent with this Agreement or which could reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement.

(2)
The Purchasers shall promptly notify the Company orally and, promptly thereafter, in writing of:

(a)
unless prohibited by Law, any notice or other communication received by the Purchasers from any Person (other than Governmental Entities in connection with the Required Regulatory Approvals, which shall be addressed as contemplated by Section 4.4) alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person (or another Person) is or may be required in connection with this Agreement or the Arrangement;

(b)
unless prohibited by Law, any notice or other communication received by the Purchasers from any Governmental Entity in connection with this Agreement (and the Purchasers shall contemporaneously provide a copy of any such written notice or communication to the Company); or

(c)
unless prohibited by Law, any Proceeding commenced or, to the Purchasers’ knowledge, threatened against, relating to or involving or otherwise affecting the Purchasers, their affiliates or their respective assets, in each case to the extent that such Proceeding would reasonably be expected to impair, impede or materially delay or prevent the Purchasers from performing its obligations under this Agreement.

(3)
The Purchasers shall use their commercially reasonable efforts to: (i) maintain in effect the Equity Commitment Letter; (ii) comply with its obligations under the Equity Commitment Letter; (iii) promptly satisfy all covenants, terms, representations and warranties applicable to the Purchasers in the Equity Commitment Letter; (iv) subject to the satisfaction or waiver of conditions set forth herein, consummate the Equity Financing contemplated by the Equity Commitment Letter at or prior to the Effective Date on the terms and conditions described therein and (v) subject to the satisfaction or waiver of conditions set forth herein, cause the Equity Investor to fund the Equity Financing required to consummate the transactions contemplated by this Agreement on or prior to the Effective Date, including, if necessary, taking enforcement actions to cause such Equity Investor to provide such Equity Financing in accordance with the terms thereof.

(4)
The Purchasers shall not agree to any amendments, replacements, supplements or other modifications or waive any of its rights under the Equity Commitment Letter or any definitive agreement or documentation entered into in connection therewith without the prior written consent of the Company if such amendments, replacements, supplements or other modifications or waivers (i) decrease the aggregate amount of the Equity Financing contemplated thereby, (ii) are on terms less favourable to the Company or the Purchasers in any material respect, including with respect to conditionality thereof, (iii) expand the conditions to the Equity Financing set forth in the Equity Commitment Letter as of the date hereof in a manner that would reasonably be expected to materially delay or prevent the satisfaction of any of the conditions set forth in Article 6 or (iv) adversely impact the ability of the Purchasers to enforce its rights and remedies against the Equity Investor under the Equity Commitment Letter. In such event, the term “Equity Commitment Letter” as used in this Agreement shall be deemed to include the new or modified Equity

Commitment Letter entered into in accordance with this Section 4.3(4). The Purchasers shall deliver correct and complete copies of any new or modified Equity Commitment Letter to the Company as promptly as practicable following the execution thereof.
(5)
The Purchasers shall promptly notify the Company in writing, and in any event within three (3) Business Days (i) of any breach or default by the Purchasers under the Equity Commitment Letter (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material breach or default), which breach or default would reasonably be expected to prevent or materially delay the funding of the Equity Financing, or any termination by the Purchasers of the Equity Commitment Letter; or (ii) upon the Purchasers having knowledge of any breach or default by the Equity Investor (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material breach or default), which breach or default would reasonably be expected to prevent or materially delay the funding of the Equity Financing, or any termination by any party to the Equity Commitment Letter.

Section 4.4   Regulatory Approvals
(1)
As soon as reasonably practicable after the date hereof, the Purchasers and the Company shall identify any Regulatory Approvals deemed to be necessary to discharge their respective obligations under this Agreement and each Party, or where appropriate, the Parties jointly, shall make, and shall cause each of their affiliates to make, all notifications, filings, applications and submissions with any Governmental Entity required or advisable, and shall use its commercially reasonable efforts to obtain and maintain the Required Regulatory Approvals as soon as practicable and in any event no later than the Outside Date.

(2)
In connection with obtaining the Competition Act Approval, as promptly as practicable, and in any event within fifteen (15) Business Days after the date of this Agreement, the Purchasers shall submit a letter to the Commissioner of Competition requesting an advance ruling certificate pursuant to Subsection 102(1) of the Competition Act or, in lieu thereof, a No Action Letter.

(3)
The Purchasers and the Company shall, if Competition Act Approval is not received within fifteen (15) Business Days following the date the Purchasers submits their letter to the Commissioner of Competition pursuant to Section 4.4(2), file their respective notifications pursuant to Section 114 of the Competition Act (“Competition Notification”), unless the Parties mutually agree in writing to either not file a Competition Notification or on an alternative period of time in which to file a Competition Notification.

(4)
In connection with obtaining the HSR Clearance, as promptly as practicable, and in any event within fifteen (15) Business Days after the date of this Agreement, the Purchasers and the Company shall prepare and file their respective notification and report forms pursuant to the HSR Act and request an early termination of any applicable waiting period under the HSR Act.

(5)
The Parties shall, and shall cause each of their affiliates to, cooperate with one another in connection with obtaining the Required Regulatory Approvals, including providing or submitting on a timely basis, and as promptly as practicable, all documentation and information that is required, or in the opinion of the Company and Purchasers, acting reasonably, advisable, in connection with obtaining the Required Regulatory Approvals and use their commercially reasonable efforts to ensure that such information does not contain a Misrepresentation; provided, however, that nothing in this provision shall require a Party to provide information that is not in its possession or not otherwise reasonably available to such Party.

(6)
All filing fees and applicable Taxes in respect of any application, notification or filing made to any Governmental Entity in respect of any Required Regulatory Approval shall be the sole responsibility of the Purchasers.

(7)
With respect to obtaining the Required Regulatory Approvals, each of the Purchasers and the Company shall:

(a)
not extend or consent to any extension of any applicable waiting or review period or enter into any agreement with a Governmental Entity to not consummate the transactions contemplated by this Agreement, except upon the prior consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed;
(b)
cooperate with the other Party and keep the other Party fully informed as to the status of and the processes and proceedings relating to obtaining the Required Regulatory Approvals and shall promptly notify the other Party of written or oral communications from a Governmental Entity relating to any Required Regulatory Approval and provide the other Party with copies thereof;

(c)
use its commercially reasonable efforts to respond to any inquiries or requests received from a Governmental Entity in respect of any Required Regulatory Approval at the earliest practicable date;

(d)
permit the other Party to review in advance any proposed written communications of any material nature (including, but not limited to, any notification, application, submission, or offer of a remedy or undertaking) with a Governmental Entity in respect of any Required Regulatory Approval and to give due consideration to any comments and suggestions received from such other Party;

(e)
provide the other Party with final copies of any written communications of any nature with a Governmental Entity in respect of any Required Regulatory Approval; and

(f)
not participate in any meeting or substantive discussion (whether in person, by phone or otherwise) with a Governmental Entity in respect of any Required Regulatory Approval unless it consults with the other Party in advance and gives the other Party the opportunity to attend thereat (except (a) where the Governmental Entity expressly requests that the other should not be present at the meeting or discussion or part or parts of the meeting or discussion, or (b) where competitively or commercially sensitive information may be discussed, in both cases, with respect to meetings and discussions with the Governmental Entity, every effort will be made to allow external legal counsel to participate).

(8)
Where a Party (the “Supplying Party”) is required to supply any information in this Section 4.4 to the other Party (the “Receiving Party”) that the Supplying Party deems to include competitively or commercially sensitive information, the Supplying Party may provide a redacted version removing the competitively or commercially sensitive information to the Receiving Party provided that the Supplying Party also provides a complete, non-redacted version to the Receiving Party’s external legal counsel on an external legal counsel only basis and the Receiving Party shall not request such competitively or commercially sensitive information from their external legal counsel.

(9)
No Party shall, and no Party shall permit its directors, officers, agents or representatives to, make any false or disparaging public or private statement that is reasonably likely to materially impair the reputation, goodwill or commercial interest of the other Party such that it is reasonably likely to reduce the likelihood of the closing of the Arrangement to occur.

(10)
The Company shall, at its own expense, take all actions needed to comply with ISRA in connection with this Agreement and the transactions contemplated hereunder, including (i) providing written notice of this Agreement to the New Jersey Department of Environmental Protection (“NJDEP”) by filing a General Information Notice for the Company’s facility in Kenilworth, New Jersey within five (5) days after the date of this Agreement in accordance with NJAC 7:26B- 3.2(a); (ii) retaining a Licensed Site Remediation Professional (“LSRP”) as defined by NJAC 7:26C-1.3 and in accordance with NJAC 7:26C-2.3(a), and acceptable to the Purchasers in their reasonable discretion; (iii) having the LSRP issue a Response Action Outcome in accordance with NJAC 7:26C-6 or prepare a Remediation Certification and execute same before the Effective Time in accordance with NJAC 7:26B-3.3; (iv) establishing and funding a Remediation Funding Source (if required) in accordance with NJAC 7:26C-5, in an amount determined by the LSRP, in a form specified by NJAC 7:26C-5.2(h); (v) performing all investigation and remediation if and to the extent required by ISRA; (vi) paying all NJDEP fees and surcharges associated with ISRA compliance; and (vii) making all other filings required by ISRA. The Company shall provide the

Purchasers with a reasonable opportunity to review and comment on drafts of all documents prior to submission to NJDEP, shall review and incorporate any such comments in good faith, and shall provide to the Purchasers copies of all material written communications between it and NJDEP.
(11)
The Purchasers shall not take or agree to take any action or enter into any acquisition or other corporate transaction, whether directly or indirectly, including in connection with any Pre-Acquisition Reorganization, after the date of this Agreement until the earlier of the termination of this Agreement or the Effective Date, that would be reasonably likely to (i) materially delay the obtaining of, or result in not obtaining, any permission, approval or consent from any Governmental Entity, including the Required Regulatory Approvals, necessary to be obtained prior to the Effective Date, (ii) materially increase the risk of any Governmental Entity entering an order prohibiting the consummation of the transactions contemplated by this Agreement, including the Arrangement, (iii) materially increase the risk of not being able to have vacated, lifted, reversed or overturned any such order on appeal or otherwise, or (iv) otherwise prevent or materially delay the consummation of the transaction contemplated by this Agreement, including the Arrangement.

(12)
Notwithstanding anything to the contrary contained in this Section 4.4, the Purchasers’ commercially reasonable efforts shall not require the Purchasers to enter into any settlement, undertaking, consent, decree, stipulation or other agreement or take any action or agree to take any action (including without limitation any divestitures) that would materially affect any of the businesses, operations or assets of the Purchasers or those of their affiliates, or that would, individually or in the aggregate materially and adversely affect the business, operation or assets of the Company and its Subsidiaries, taken as a whole.

(13)
Each Party shall promptly notify the other Party if it becomes aware that any (i) application, filing, document or other submission for a Regulatory Approval contains a Misrepresentation, or (ii) any Regulatory Approval contains, reflects or was obtained following the submission of an application, filing, document or other submission containing a Misrepresentation, such that an amendment or supplement may be necessary or advisable. In such case, the Parties will cooperate in the preparation, filing and dissemination, as applicable, of any such amendment or supplement.

Section 4.5   Access to Information; Confidentiality
(1)
From the date hereof until the earlier of the Effective Time and the termination of this Agreement, subject to Law, the Company shall, and shall cause its Subsidiaries and their respective officers, directors, Company Employees, independent auditors, advisers and agents to, afford the Purchasers and their affiliates, potential lenders and their respective officers, employees, agents and representatives such access as the Purchasers may reasonably request at all reasonable times, including for the purpose of facilitating integration business planning, financing, valuation and strategic planning regarding particular assets or projects for periods following the Effective Date, and/or any Pre-Acquisition Reorganization, to their offices, properties, books and records, Contracts and senior personnel and shall make available to the Purchasers and their affiliates all financial data and other information as the Purchasers may reasonably request (including continuing access to the Data Room); provided that: (i) the Purchasers provide the Company with reasonable notice of any request under this Section 4.5(1); (ii) access to any materials contemplated in this Section 4.5(1) (other than the materials on the Data Room) shall be provided during the Company’s normal business hours only and in such manner not to interfere unreasonably with the conduct of the business of the Company or its Subsidiaries. Notwithstanding the foregoing, the Company shall not be obligated to provide access to, or to disclose, any information to the Purchasers or their affiliates if the Company reasonably determines that such access or disclosure would violate applicable Law, result in the disclosure of any trade secrets or similar information or violate any obligations of the Company or any other Person with respect to confidentiality, jeopardize any privilege claim by the Company, any of its Subsidiaries or any of the Non-Controlled Entities, interfere unreasonably with the conduct of the business of the Company, its Subsidiaries or the Non-Controlled Entities or require action by the Company outside normal business hours.

(2)
Investigations made by or on behalf of the Purchasers or their affiliates, whether under this

Section 4.5 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the Company in this Agreement.
(3)
The Confidentiality Agreement shall continue to apply in accordance with its terms, and any information provided under Section 4.5(1) that is non-public or proprietary in nature shall be subject to the terms of the Confidentiality Agreement.

Section 4.6   Privacy Matters
(1)
For the purposes of this Section 4.6, “Transaction Personal Information” means the personal information (namely, information about an identifiable individual other than their business contact information when used or disclosed for the purpose of contacting such individual in that individual’s capacity as an employee or an official of an organization and for no other purpose) to be disclosed or conveyed to one Party or any of its representatives or agents (a “Recipient”) by or on behalf of another Party (a “Transferor”) as a result of or in conjunction with the Arrangement, and includes all such personal information disclosed to the Recipient prior to the execution of this Agreement.

(2)
Each Transferor acknowledges and confirms that the disclosure of Transaction Personal Information is necessary for the purposes of determining if the Parties shall proceed with the Arrangement and that the disclosure of Transaction Personal Information is solely for the purposes of the completion of the Arrangement. Notwithstanding anything to the contrary in this Agreement, no Transferor shall be required to transfer to Recipient any Transaction Personal Information which is not necessary for the purposes of determining if the Parties shall proceed with the Arrangement or where such transfer is not in compliance with applicable Law.

(3)
In addition to its other obligations hereunder, the Recipient covenants and agrees to:

(a)
prior to the completion of the Arrangement, collect, use and disclose the Transaction Personal Information solely for the purpose of reviewing and completing the Arrangement, including for the purpose of determining to complete the Arrangement;

(b)
after the completion of the Arrangement, collect, use and disclose the Transaction Personal Information only for those purposes for which the Transaction Personal Information was initially collected from or in respect of the individual to which such Transaction Personal Information relates or for the completion of the transactions contemplated herein, unless (A) the Transferor or Recipient have first notified such individual of such additional purpose, and where required by Law, obtained the consent of such individual to such additional purpose, (B) such use or disclosure is permitted or authorized by Law, without notice to, or consent from, such individual or (C) to give effect to any withdrawal of consent to the collection, use and disclosure of Transaction Personal Information made by an individual;

(c)
where required by Law, promptly notify the individuals to whom the Transaction Personal Information relates that the Arrangement has taken place and that the Transaction Personal Information has been disclosed to Recipient;

(d)
return or destroy the Transaction Personal Information, at the option of the Transferor, should the Arrangement not be completed; and

(e)
notwithstanding any other provision herein, where the disclosure or transfer of Transaction Personal Information to Recipient requires the consent of, or the provision of notice to, the individual to which such Transaction Personal Information relates, to not require or accept the disclosure or transfer of such Transaction Personal Information until the Transferor has first notified such individual of such disclosure or transfer and the purpose for same, and where required by Laws, obtained the individual’s consent to same and to only collect, use and disclose such information to the extent necessary to complete the transactions contemplated herein and as authorized or permitted by Laws.

Section 4.7   Financing Assistance
(1)
The Company shall use its commercially reasonable efforts, and shall cause its Subsidiaries to use their commercially reasonable efforts, and shall use its commercially reasonable efforts to cause the Non-Controlled Entities to use their commercially reasonable efforts, provide and to cause their respective affiliates and Representatives to provide such customary cooperation (including with respect to timeliness) to the Purchasers as the Purchasers may reasonably request in connection with the arrangements by the Purchasers to obtain new or amend any existing credit facilities or arrange for any alternative financing in connection with the Arrangement (the “Debt Financing”), subject to the terms hereof (provided that: (i) such request is made on reasonable notice; (ii) such cooperation does not unreasonably interfere with the ongoing operations of the Company, its Subsidiaries or the Non-Controlled Entities; (iii) the Company shall not be required to provide, or cause any of its Subsidiaries to provide, or to use commercially reasonable efforts to cause the Non-Controlled Entities to provide, cooperation that involves any binding commitment or agreement (including entry into any agreement or the execution of any certificate) by the Company, its Subsidiaries or the Non-Controlled Entities (or commitment or agreement which becomes effective prior to the Effective Time) which is not conditional on the completion of the Arrangement and does not terminate without liability to the Company, its Subsidiaries or the Non-Controlled Entities upon the termination of this Agreement; (iv) none of the Company, any of Company’s Subsidiaries or any of the Non-Controlled Entities shall be required to take any action pursuant to any Contract, certificate or instrument that is not contingent upon the occurrence of the Effective Time or that would be effective prior to the Effective Time; (v) none of the Board or any of the Company’s Subsidiaries’ or the Non-Controlled Entities’ respective boards of directors (or equivalent bodies) shall be required to adopt any Debt Financing or Contracts related thereto (or any alternative financing) prior to the Effective Time (and no such directors that shall not be continuing directors shall be required to take such action) which is not conditional on the completion of the Arrangement and does not terminate without liability to the Company, its Subsidiaries or the Non-Controlled Entities upon the termination of this Agreement; (vi) no employee, officer or director of the Company, its Subsidiaries or the Non-Controlled Entities shall be required to take any action which would result in such Person incurring any personal liability (as opposed to liability in his or her capacity as an employee, officer or director of the Company, its Subsidiaries or the Non-Controlled Entities, as applicable) with respect to any matters related to the Debt Financing; (vii) none of the Company, any of Company’s Subsidiaries or any of the Non-Controlled Entities shall be liable for any adjustments to any pro forma financial information provided pursuant to the Debt Financing; and (vii) any actions taken hereunder shall be, and shall be deemed to be, in compliance with Section 4.1), including, but not limited to:
(a)
participating in a reasonable number of presentations, drafting sessions, due diligence sessions (including accounting due diligence sessions), and sessions with prospective lenders, arrangers, agents and underwriters, in each case at reasonable times and locations mutually agreed;

(b)
furnishing the Purchasers and their proposed lenders, arrangers, agents and underwriters with such business, financial statements, pro forma financials, projections, management discussions and analysis and other customary financial data and information reasonably required in connection with any Debt Financing;

(c)
cooperating with the proposed lenders’, arrangers’, agents’ and underwriters’ due diligence, to the extent customary and commercially reasonable;

(d)
obtaining customary accountants’ comfort letters, legal opinions, appraisals, surveys and other documentation and items relating to such Debt Financing as reasonably requested by the Purchasers and, if requested by the Purchasers, to cooperate with and assist the Purchasers in obtaining such documentation and items;

(e)
cooperating with the Purchasers’ legal counsel in connection with any legal opinions that such legal counsel may be required to deliver in connection with any Debt Financing;

(f)
assisting in preparation of appropriate and customary materials reasonably required in connection with the Debt Financing (including without limitation offering documents such as prospectuses, offering and information memoranda and materials for lender or rating agency presentations or other similar documents) and cooperating with the marketing efforts of the Purchasers and their lenders, arrangers, agents and underwriters, if any, for any of the Debt Financing (including making its senior management available to participate in meetings of prospective lenders, in each case at reasonable times and locations mutually agreed);
(g)
cooperating with the Purchasers in connection with applications to obtain such consents, approvals, authorizations and ratings from rating agencies which may be reasonably necessary or desirable in connection with such Debt Financing, to the extent customary and commercially reasonable;

(h)
assisting in the preparation of definitive financing documents, instruments and certificates as may be reasonably requested by the Purchasers, including guarantees and pledge and security documents;

(i)
facilitating (a) the provision of guarantees, granting of Liens, pledging of collateral and establishment of blocked account agreements in respect of the deposit accounts of the Company and its Subsidiaries and (b) the removal of Liens by arranging for customary payoff letters, Lien terminations and releases and acknowledgements of discharge (other than Liens on the property or assets of the Non-Controlled Entities) (including in connection with (A) the redemption of the APLP MTNs and the release of related Liens and (B) repayment of the obligations under the Term Loan B and the release of the related Liens), in each case provided that no obligation of the Company, its Subsidiaries or the Non-Controlled Entities under any agreement, document or pledge shall be required to be operative until the Effective Date;

(j)
providing information consistent with the information provided in the presentation materials for the Company’s quarterly earnings results conference calls for the fiscal quarters ended during the period from December 31, 2018 through and including December 31, 2020 and any fiscal quarter ended at least forty-five (45) days prior to the Effective Date;

(k)
coordinating with beneficiaries of letters of credit outstanding under the Term Loan B to facilitate the exchange of such letters of credit for alternative credit support, including letters of credit provided under the Debt Financing on the Effective Date;

(l)
making available, on a customary and reasonable basis and upon reasonable notice, appropriate personnel, documents and information relating to the Company, its Subsidiaries and the Non-Controlled Entities, in each case, as may be reasonably requested by the Purchasers or their lenders, arrangers, agents and underwriters;

(m)
taking all corporate action necessary to permit the consummation of the Debt Financing, including entering into one or more credit agreements or other instruments or agreements on terms reasonably satisfactory to the Purchasers in connection with the Debt Financing, to be effective no earlier than the Effective Date, to the extent direct borrowings or debt incurrence by the Company or its Subsidiaries is contemplated for such Debt Financing, and reasonably assisting in the negotiation thereof;

(n)
if requested by the Purchasers, furnishing the Purchasers and their proposed lenders, arrangers, agents and underwriters at least ten (10) Business Days prior to the closing of the Arrangement with all documentation and other information reasonably requested by them related to the Company, its Subsidiaries and the Non-Controlled Entities as required by any Governmental Entity with respect to the Debt Financing under applicable “know your customer” and anti-money laundering rules and regulations, including the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the PATRIOT Act (United States), to the extent requested at least fifteen (15) Business Days prior to the Effective Date; and

(o)
otherwise using commercially reasonable efforts to assist the Purchasers in connection with the arrangements by the Purchasers to obtain the Debt Financing, including as may be required in satisfying the conditions precedent set forth in the definitive agreements entered into in connection with the Debt Financing.
(2)
Notwithstanding Section 4.7(1), none of the Company, any of Company’s Subsidiaries or any of the Non-Controlled Entities shall be required to: (i) pay any commitment, consent or other similar fee, incur any liability or provide or agree to provide any indemnity in connection with any such financing prior to the Effective Time; (ii) take any action or do anything that would: (A) contravene any applicable Law or its organization or constating documents; (B) contravene any of the Company’s, any of its Subsidiaries’ or the Non-Controlled Entities’ agreements that relate to borrowed money or any Contract; (C) be capable of impairing or preventing the satisfaction of any condition set forth in Article 6; or (D) cause any breach of this Agreement that would provide the Purchasers with the right to terminate this Agreement or seek indemnity, reimbursement of expenses or the payment of the Termination Fee under the terms hereof; (iii) disclose any information that in the reasonable judgment of the Company would result in the disclosure of any trade secrets or similar information or violate any obligations of the Company or any other Person with respect to confidentiality, (v) waive or amend any terms of this Agreement or (vi) enter into any binding commitment that is not contingent on the consummation of the transactions contemplated herein at the Effective Time. Nothing in this Agreement will require any Representative of the Company, any of its Subsidiaries or the Non-Controlled Entities’ to deliver any certificate or opinion or take any action pursuant to this Section 4.7 that would reasonably be expected to result in personal liability to such Representative.

(3)
The Purchasers shall, promptly upon request by the Company and from time to time (and in any event following termination of this Agreement), reimburse the Company, its Subsidiaries and the Non-Controlled Entities for all reasonable and documented out-of-pocket costs (including reasonable and documented out-of-pocket legal fees) incurred by the Company, its Subsidiaries or the Non-Controlled Entities in connection with any of the actions contemplated by this Section 4.7, and shall indemnify and hold harmless the Company, its Subsidiaries, the Non-Controlled Entities and their respective Representatives from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 4.7 or in connection with the Debt Financing, except to the extent resulting from the willful misconduct or gross negligence of any such Person (as determined by a final and non-appealable judgement by a court of competent jurisdiction).

(4)
The Company hereby consents to the customary and reasonable use of its and its Subsidiaries’ logos solely in connection with (i) the Debt Financing; provided that such logos are used in a manner that is not intended to nor reasonably likely to harm or disparage the Company or any of its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries and (ii) a description of the Company, its business or the transactions contemplated by this Agreement (including the Debt Financing).

Section 4.8   MTNs Transaction
(1)
APLP shall, and the Company shall cause APLP to, use commercially reasonable efforts to (i) commence, as soon as reasonably practicable following the date hereof a consent solicitation (“MTN Noteholder Consent Solicitation”) to seek, in accordance with the terms and conditions of the APLP MTNs Indenture, the consent in writing of MTN Noteholders holding not less than two-thirds of the aggregate principal amount of the outstanding APLP MTNs (the “MTN Noteholder Consent”) and (ii) hold the MTNs Meeting with a view to obtaining approval by the MTN Noteholders of the MTN Noteholder Resolution, in each case in respect of an offer to amend the APLP MTNs Indenture in order to include a mandatory conditional redemption obligation of APLP to redeem all outstanding APLP MTNs (the “MTNs Transaction”) for consideration equal to 106.071% of the principal amount of such APLP MTNs, plus accrued and unpaid interest thereon to but excluding the Effective Date (the “Noteholder Consideration”), all on terms set forth in Schedule F. The consummation of the MTNs Transaction shall be conditioned upon the Effective Time of the Arrangement.

(2)
In addition to APLP’s and the Company’s obligations set out in Section 4.8(3) below, APLP shall, and the Company shall cause APLP to, as promptly as reasonably practicable after the date of this Agreement, prepare all necessary and appropriate documentation in connection with the MTN Noteholder Consent Solicitation, including the consent solicitation statement, related letters of consent and other related documents (collectively, the “MTN Noteholder Consent Solicitation Documents”). APLP, the Company and the Purchasers shall cooperate, and shall use commercially reasonable efforts to cause their respective Representatives and advisors to cooperate with each other in the preparation of the MTN Noteholder Consent Solicitation Documents. All mailings to the MTN Noteholders in connection with the MTN Noteholder Consent Solicitation shall be subject to the prior review and comment by each of the Parties and shall be reasonably acceptable to each of them. APLP shall, and the Company shall cause APLP to, use its commercially reasonable efforts to obtain the MTN Noteholder Consent and/or the approval by the MTN Noteholders of the MTN Noteholder Resolution, including without limitation the entering into of one or more solicitation agent agreements with such Persons as shall be designated by the Purchasers and agreed by APLP, acting reasonably. Upon request by the Purchasers, APLP shall, and the Company shall cause APLP to, waive any condition to consummation of the MTNs Transaction other than satisfaction of the minimum consent condition that APLP obtain the MTN Noteholder Consent or the approval by the MTN Noteholders of the MTN Noteholder Resolution, as applicable, the condition that APLP has sufficient proceeds to pay the Noteholder Consideration and the condition that the consummation of the MTNs Transaction be concurrent with the Effective Time of the Arrangement.

(3)
APLP shall, and the Company shall cause APLP to, call and hold the MTNs Meeting and prepare the MTNs Circular in accordance with its obligations regarding the Company Meetings and Company Circular in Section 2.3 and Section 2.4, mutatis mutandis and as applicable, with the exception that (i) the MTNs Meeting shall not form part of the Plan of Arrangement or the Interim Order and (ii) the record date for notice of and voting at the MTNs Meeting shall be as soon as reasonably practicable after the date of this Agreement (and, subject to applicable Law, in any event on or before January 25, 2021); provided that the MTNs Circular shall not be required to contain any of the matters set forth in the second sentence of Section 2.4(2), provided further that the MTNs Circular shall contain a statement that the board of the general partner of APLP, after consulting with outside legal and financial advisors, determined that the MTNs Transaction is in the best interests of APLP and unanimously recommends that MTN Noteholders vote in favour of the MTN Noteholder Resolution (the “MTNs Board Recommendation”). The Purchasers shall provide APLP and the Company with the necessary information required to prepare the MTNs Circular and cooperate with APLP and the Company regarding the MTNs Meeting. Notwithstanding the foregoing, if the MTN Noteholder Consent is obtained further to the MTN Noteholder Consent Solicitation at any time prior to the MTN Noteholders approving the MTN Noteholder Resolution at the MTNs Meeting, the Company and APLP may cancel the MTNs Meeting.

Section 4.9   Company Debenture Transaction
(1)
The Company shall use commercially reasonable efforts to (i) commence, as soon as reasonably practicable following the date hereof a consent solicitation (“Debentureholder Consent Solicitation”) to seek, in accordance with the terms and conditions of the Company Debenture Indenture, the consent in writing of Company Debentureholders holding not less than two-thirds of the aggregate principal amount of the outstanding Company Debentures (the “Debentureholder Consent”) and (ii) hold the Debentureholder Meeting with a view to obtaining approval by the Company Debentureholders of the Debentureholder Resolution, in each case in respect of an offer to amend the Company Debenture Indenture in order to include a mandatory conditional conversion of all outstanding Company Debentures (the “Company Debenture Transaction”) into the Company Debenture Share Consideration and the payment in cash of all accrued and unpaid interest on the Company Debentures on each C$1,000 principal amount of such Company Debentures to, but excluding, the Effective Date (such cash payment, the “Company Debenture Cash Consideration”), all on terms set forth in Schedule C. The consummation of the Company Debenture Transaction shall be conditioned upon the Effective Time of the Arrangement.

(2)
In addition to the Company’s obligations set out in Section 4.9(3) below, the Company shall, as promptly as reasonably practicable after the date of this Agreement, promptly prepare all necessary and appropriate documentation in connection with the Debentureholder Consent Solicitation, including the consent solicitation statement, related letters of consent and other related documents (collectively, the “Debentureholder Consent Solicitation Documents”). The Company and the Purchasers shall cooperate, and shall use commercially reasonable efforts to cause their respective Representatives and advisors to cooperate with each other in the preparation of the Debentureholder Consent Solicitation Documents. All mailings to the Company Debentureholders in connection with the Debentureholder Consent Solicitation shall be subject to the prior review and comment by each of the Parties and shall be reasonably acceptable to each of them. The Company shall use its commercially reasonable efforts to obtain the Debentureholder Consent and/or the approval by the Company Debentureholders of the Debentureholder Resolution, including without limitation the entering into of one or more solicitation agent agreements with such Persons as shall be designated by the Purchasers and agreed by the Company, acting reasonably. Upon request by the Purchasers, the Company shall waive any condition to consummation of the Company Debenture Transaction other than satisfaction of the minimum consent condition that the Company obtain the Debentureholder Consent or the approval by the Company Debentureholders of the Debentureholder Resolution, as applicable and the condition that the consummation of the Company Debenture Transaction be concurrent with the Effective Time of the Arrangement.

(3)
The Company shall call and hold the Debentureholder Meeting and prepare the Debentureholder Circular in accordance with its obligations regarding the Company Meetings and Company Circular in Section 2.3 and Section 2.4, mutatis mutandis and as applicable, with the exception that (i) the Debentureholder Meeting shall not form part of the Plan of Arrangement or the Interim Order and (ii) the record date for notice of and voting at the Debentureholder Meeting shall be as soon as reasonably practicable after the date of this Agreement (and, subject to applicable Law, in any event on or before January 25, 2021); provided that the Debentureholder Circular shall not be required to contain any of the matters set forth in the second sentence of Section 2.4(2), provided further that the Debentureholder Circular shall contain (i) a summary and copy of the Fairness Opinion with respect to the Company Debentures; (ii) a statement that the Special Committee has received the Fairness Opinion with respect to the Company Debentures and has, after consulting with outside legal and financial advisors, unanimously recommended that the Board approve this Agreement and that the Company Debentureholders vote in favour of the Debentureholder Resolution; and (iii) a statement that the Board, after consulting with outside legal and financial advisors and receiving the recommendation of the Special Committee, determined that the Company Debenture Transaction is in the best interests of the Company and unanimously recommends that Company Debentureholders vote in favour of the Debentureholder Resolution (the “Company Debenture Board Recommendation”). The Purchasers shall provide the Company with the necessary information required to prepare the Debentureholder Circular and cooperate with the Company regarding the Debentureholder Meeting. Notwithstanding the foregoing, if the Debentureholder Consent is obtained further to the Debentureholder Consent Solicitation at any time prior to the Company Debentureholders approving the Debentureholder Resolution at the Debentureholder Meeting, the Company may cancel the Debentureholder Meeting.

Section 4.10   Public Communications
The Parties shall agree on the text of joint press releases by which they will announce (i) the execution of this Agreement and (ii) the completion of the transactions contemplated herein. Except as required by Law, no Party shall issue any press release or make any other public statement or disclosure with respect to this Agreement or the transactions contemplated herein without the consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed); provided that any Party that is required to make disclosure by Law (other than in connection with the Required Regulatory Approvals contemplated by Section 4.4) shall use its commercially reasonable efforts to give the other Parties prior oral or written notice and a reasonable opportunity to review or comment on the disclosure (other than with respect to confidential information contained in such disclosure). The Party making such disclosure shall give reasonable consideration to any comments made by the other Party or its counsel. If such prior notice is not possible, the Party making such disclosure shall give such notice immediately following the making of such disclosure. The Parties acknowledge that the Company will file this Agreement and a material change report and Current Report on Form 8-K relating thereto on SEDAR and the SEC’s EDGAR website. For the avoidance of doubt, none of the foregoing shall prevent (A) the Company or the Purchasers from making (i) internal announcements to employees and having discussions with shareholders, financial analysts and other stakeholders, or (ii) public announcements in the Ordinary Course that do not relate to this Agreement or the transactions contemplated herein so long as such announcements and discussions are consistent in all material respects with the most recent press releases, public disclosures or public statements made by the Company or (B) the Purchasers or their affiliates from communicating with their respective investors concerning the terms of the transactions contemplated herein or funding arrangements in connection therewith.
Section 4.11   Insurance and Indemnification
(1)
Prior to the Effective Date, the Company shall, in reasonable consultation with the Purchasers, and, if the Company is unable to, the Purchasers shall cause the Company as of the Effective Time to, obtain from an insurance carrier with the same or better credit rating as the Company’s current insurance carriers with respect to directors’ and officers’ liability insurance, and fully pay a single premium for, customary “tail” policies of directors’ and officers’ liability insurance providing protection for not less than six years from and after the Effective Time and with terms, conditions, retentions and limits of liability that are no less favourable to the directors and officers in the aggregate than the protection provided by the policies maintained by the Company which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date. Notwithstanding any of the foregoing, in no event will the Company be permitted to expend for any insurance policies pursuant to this Section 4.11(1) an amount in excess of 300% of the annual premiums currently paid by Company for directors’ and officers’ liability insurance in effect as of the date hereof.

(2)
From and after the Effective Time, the Purchasers shall, and shall cause the Company to, indemnify and hold harmless, to the fullest extent permitted under applicable Law (and to also advance expenses as incurred to the fullest extent permitted under applicable Law), each present and former director and officer of the Company and its Subsidiaries and each present and former designate or nominee of the Company or its Subsidiaries on the board of directors (or equivalent body) of the Non-Controlled Entities (each, an “Indemnified Person”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Proceeding arising out of or related to such Indemnified Person’s service as a director or officer of the Company, any of its Subsidiaries and/or any of the Non-Controlled Entities or services performed by such persons at the request of the Company, any of its Subsidiaries or any of the Non-Controlled Entities at or prior to or following the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including the approval or completion of this Agreement and the Arrangement or any of the other transactions contemplated by this Agreement or arising out of or related to this Agreement and the transactions contemplated hereby. None of the Purchasers, the Company or any of their respective Subsidiaries shall, and they will use commercially reasonable efforts to ensure that no Non-Controlled Entity shall, settle, compromise or consent to the entry of any judgment in any Proceeding involving or naming an Indemnified Person or arising out of or related to an Indemnified Person’s service as a director or officer of the Company, any of its Subsidiaries and/or any of the Non-Controlled Entities or services performed by such Indemnified Person at the request of the Company, any of its Subsidiaries or any of the Non-Controlled Entities at or prior to or following the Effective Time without the prior written consent (not to be unreasonably withheld or delayed) of that Indemnified Person, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Person from all liability arising out of such Proceeding.

(3)
From and after the Effective Time, the Purchasers shall cause the Company or the applicable Subsidiary of the Company to, and shall use commercially reasonable efforts to cause the Non-Controlled Entities to, honour all rights to indemnification or exculpation existing as of the date hereof in favour of present and former employees, directors and officers of the Company and its

Subsidiaries and the Company’s and its Subsidiaries’ designates, nominees and appointees as officers and directors of the Non-Controlled Entities to the extent they are disclosed in Section 4.11(3) of the Company Disclosure Letter, and acknowledges that such rights, to the extent they are so disclosed, shall survive the completion of the Plan of Arrangement and shall continue in full force and effect in accordance with their terms for a period of not less than six (6) years from the Effective Date.
(4)
If any Indemnified Person makes any claim for indemnification or advancement of expenses under this Section 4.11 that is denied by the Company or the Purchasers, and a court of competent jurisdiction determines that the Indemnified Person is entitled to such indemnification, then the Company and the Purchasers shall pay such Indemnified Person’s costs and expenses, including reasonable legal fees and expenses, incurred in connection with pursuing such claim against the Company or the Purchasers.

(5)
The rights of the Indemnified Persons under this Section 4.10 shall be in addition to any rights such Indemnified Persons may have under the Company Constating Documents or the constating documents of any of its Subsidiaries and the Non-Controlled Entities, or under any applicable Law or agreement of any Indemnified Person with the Company, any of its Subsidiaries or any of the Non-Controlled Entities. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto in favour of any Indemnified Person as provided in the Company Constating Documents or the constating documents of any of its Subsidiaries or any of the Non-Controlled Entities or any agreement between such Indemnified Person and the Company, any of its Subsidiaries or any of the Non-Controlled Entities shall survive the Effective Time for a period of not less than six (6) years and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Person.

(6)
If any of the Company, its Subsidiaries or the Purchasers or any of their respective successors or assigns shall (i) amalgamate, consolidate with or merge or wind-up into any other Person and shall not be the continuing or surviving corporation or entity; or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns (including, as applicable, any acquirer of all or substantially all of the properties or assets of the Company, its Subsidiaries or the Purchasers) and transferees of the Company, its Subsidiaries or the Purchasers as the case may be, shall assume all of the obligations set forth in this Section 4.11.

Section 4.12   Pre-Acquisition Reorganization
The Company agrees that the Company shall, and shall cause each of the Company’s Subsidiaries to, and shall use commercially reasonable efforts to cause the Non-Controlled Entities to, use commercially reasonable efforts to (i) take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under Law to effect such reorganizations of the Company’s or any of the Company’s Subsidiaries’ business, operations, assets, corporate structure or capital structure as the Purchasers may request, acting reasonably (each a “Pre-Acquisition Reorganization”), (ii) cooperate with the Purchasers and their advisors in order to determine the nature of the Pre-Acquisition Reorganizations that might be undertaken and the manner in which they might most effectively be undertaken and (iii) cooperate with the Purchasers and their advisors to seek to obtain consents or waivers which might be required from the Company’s lenders under its existing credit facilities or counterparties to Material Contracts in connection with the Pre-Acquisition Reorganization, if any; provided, however, that the Pre-Acquisition Reorganization: (A) can be completed prior to the Effective Date and can be reversed or unwound in the event the Arrangement is not consummated without adversely affecting the Company, its Subsidiaries or the Non-Controlled Entities in any material manner and without adversely affecting the Company Securityholders, Company Debentureholders or MTN Noteholders, (B) does not require the approval of any of the Company Securityholders, Company Debentureholders or MTN Noteholders, (C) does not reduce, or impact the form of, the consideration to be received by the relevant Company Securityholders under the Plan of Arrangement (or, (i) in the case of the MTN Noteholders, does not reduce, or impact the form of, the Noteholder Consideration, and (ii) in the case of the Company Debentureholders, does not reduce or impact the form of, the Debentureholder Consideration), (D) is not prejudicial, in any material respect, to the

Company Securityholders, Company Debentureholders or MTN Noteholders, (E) does not result in any breach or default by the Company, any of the Company’s Subsidiaries or the Non-Controlled Entities of, allow any Person to exercise any material rights under, or cause or permit the termination, cancellation, acceleration or other material change of any material right or material obligation or the loss of any material benefit to which the Company or any of its Subsidiaries or any of the Non-Controlled Entities is entitled under, any (i) Material Contract, (ii) Authorization, (iii) Law or (iv) its or their respective constating documents, (F) does not prevent, materially delay or impede the ability of the Purchasers or the Company to consummate the Arrangement, (G) does not result in Taxes being imposed on, or other adverse Tax consequences to, any class of the Company Securityholders, MTN Noteholders or Company Debentureholders, (H) shall not become effective unless the Purchasers have irrevocably waived or confirmed in writing the satisfaction of all conditions in their favour under Section 6.1 and Section 6.2 and shall have confirmed in writing that it is prepared, and able, to promptly and without condition proceed to effect the Arrangement, and (I) is effected as close as reasonably practicable to the Effective Time. The Purchasers acknowledge and agree that any Pre-Acquisition Reorganization shall not be considered in determining whether a representation, warranty or covenant of the Company hereunder has been breached. The Purchasers shall provide written notice to the Company of any proposed Pre-Acquisition Reorganization at least twenty (20) Business Days prior to the Effective Date and, upon receipt by the Company of such notice, the Purchasers and the Company shall at the expense of the Purchasers work cooperatively and use their commercially reasonable efforts to prepare prior to the Effective Date all documentation necessary and do all such other acts and things as are reasonably necessary to give effect to such Pre-Acquisition Reorganization, including amending the Plan of Arrangement to give effect to the Pre-Acquisition Reorganization (provided that such amendments do not require the Company to obtain the approval of any Company Securityholders, Company Debentureholders or MTN Noteholders), and using commercially reasonable efforts to obtain all necessary consents, approvals or waivers from any Persons to effect each Pre-Acquisition Reorganization. The Purchasers shall forthwith reimburse the Company for all reasonable fees, costs and expenses, including legal fees and disbursements, incurred by the Company and the Company’s Subsidiaries in considering and effecting the Pre-Acquisition Reorganizations if the Arrangement is not completed. The Purchasers shall indemnify and save harmless the Company, the Company’s Subsidiaries and their respective officers, directors, employees, agents, advisors and other Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgements, penalties and Taxes suffered or incurred by any of them as a result of or in connection with implementing, modifying, reversing, terminating or unwinding of any Pre-Acquisition Reorganization, including, for the avoidance of doubt, any costs or expenses incurred by the Company or any of its Subsidiaries at the direction of the Purchasers in connection with obtaining the consent of any third party to implement, modify, reverse, terminate or unwind any Pre-Acquisition Reorganization. The obligations of the Purchasers hereunder shall survive termination of this Agreement.
Section 4.13   Delisting
Prior to the Effective Time, the Company, the AP Preferred Equity Issuer and APLP, as applicable, shall cooperate with the Purchasers and use commercially reasonable efforts to take, or cause to be taken, all actions, and use commercially reasonable efforts to do or cause to be done all things, reasonably necessary, proper or advisable on its part under Law and rules and policies of the TSX and NYSE to enable (i) the delisting by the Company of the Common Shares from the TSX, NYSE, (ii) the delisting by the AP Preferred Equity Issuer of the Preferred Shares from the TSX, (iii) the Company, the AP Preferred Equity Issuer and APLP ceasing to be reporting issuers under applicable Canadian securities laws, and (iv) the deregistration of the Common Shares under the U.S. Exchange Act, in each case as promptly as reasonably practicable after the consummation of all of the steps in the Plan of Arrangement. If the Company is reasonably likely to be required to file any quarterly or annual reports pursuant to the U.S. Exchange Act during the period between the filing date of the Form 25 and the filing date of the Form 15, in each case to be filed in connection with the transactions contemplated by this Agreement (such time period the “Delisting Period”), the Company, the AP Preferred Equity Issuer and APLP will use commercially reasonable efforts to prepare a draft, which is sufficiently developed such that it can be timely filed with a reasonable amount of effort within the time available, of any such reports reasonably likely to be required to be filed during the Delisting Period.
Section 4.14   Section 16
Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions of Common Shares (including derivative securities with respect to Common Shares) resulting from the transactions by each individual who is subject to the reporting requirements of Section 16(a) of the U.S. Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the U.S. Exchange Act.
Section 4.15   Employee Benefits
(1)
For at least one (1) year following the Effective Time, the Purchasers shall, or shall cause the Company and its Subsidiaries (or their successors) to, provide to each Company Employee for so long as such Company Employee remains an employee of the Purchasers or their affiliates (i) a salary or wage level, (ii) short-term incentive opportunities and (iii) benefits, perquisites and other terms and conditions of employment (excluding any equity-based compensation, long-term incentive opportunities, and any transaction, retention or similar bonus or payment), that are substantially comparable, considered in the aggregate, to those that such Company Employee was entitled to receive immediately prior to the Effective Time.

(2)
Following the Effective Time, (i) other than to the extent that limitations or exclusions are in effect in respect of any Company Employee under any applicable Employee Plan as of the date hereof, the Purchasers shall, or shall cause the Company (or its successor) to, use commercially reasonable efforts to arrange for the waiver of limitations or exclusions as to pre-existing conditions, evidence of insurability or good health, waiting periods or actively at work exclusions or other limitations or restrictions on coverage applicable to any Company Employees or their dependents or beneficiaries under any health and welfare benefit plans in which such employees may be eligible to participate in connection with their employment by the Company or its Subsidiaries (as applicable) and (ii) the Purchasers shall, or shall cause the Company (or its successor) to use commercially reasonable efforts to, provide or cause to be provided that any costs or expenses incurred by Company Employees (and their dependents or beneficiaries) up to (and including) the Effective Time shall be taken into account for purposes of satisfying applicable deductible, co-payment, coinsurance, maximum out of pocket provisions and like adjustments or limitations on coverage under any such health and welfare benefit plans of the Purchasers or their affiliates, in each case, for the plan year that includes the Effective Time.

(3)
With respect to each employee benefit plan, policy, allowance or practice, including severance, vacation and paid time off plans, policies, allowances or practices, sponsored or maintained by the Company or its Subsidiaries (or their respective successors) (other than defined benefit, retiree, medical, or equity incentive plans) after the Effective Time, the Purchasers shall, or shall cause the Company (or its successor) to use commercially reasonable efforts to, grant, or cause to be granted to, all Company Employees from and after the Effective Time credit for all service with the Company or its Subsidiaries, and their respective predecessors, prior to the Effective Time for purposes of eligibility to participate, vesting credit, eligibility to commence benefits, benefit accrual, early retirement subsidies and severance, except to the extent such credit would result in the duplication of benefits for the same period of service.

(4)
Nothing in this Agreement, whether express or implied, shall: (i) confer upon any Company Employee any rights or remedies, including any right to employment or continued employment for any period or terms of employment, (ii) be interpreted to prevent or restrict the Company (or its successor) or its Subsidiaries from modifying or terminating the employment or terms of employment of any Company Employee, including the amendment or termination of any employee benefit or compensation plan, program or arrangement, after the Effective Time, subject to the provisions of this Section 4.15 or (iii) be treated as an establishment, amendment or other modification of any Employee Plan or other employee benefit plan or arrangement.

ARTICLE 5
ADDITIONAL COVENANTS REGARDING NON-SOLICITATION
Section 5.1   Non-Solicitation
(1)
Except as provided in this Article 5, the Company and its Subsidiaries shall not, directly or indirectly, through any officer, director, employee, representative (including any financial or other advisor) or agent of the Company or of any of its Subsidiaries (collectively, “Representatives”):

(a)
solicit, assist, initiate, encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or any of its Subsidiaries or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute or lead to, an Acquisition Proposal;

(b)
continue, enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than the Purchasers and their affiliates) regarding any Acquisition Proposal or inquiry, proposal or offer reasonably expected to lead to an Acquisition Proposal, provided that the Company may (i) communicate in writing (with a copy to the Purchasers) to any Person solely for the purposes of clarifying the terms of any inquiry, proposal or offer made by such Person that constitutes or would reasonably be expected to constitute or lead to, an Acquisitions Proposal (provided such inquiry, proposal or offer did not result from a breach by the Company of its obligations under this Article 5); (ii) advise any Person of the restrictions of this Agreement; and (iii) advise any Person making an Acquisition Proposal that the Board has determined that such Acquisition Proposal does not constitute a Superior Proposal, in each case, if, in so doing, no other information that is prohibited from being communicated under this Agreement is communicated to such Person;

(c)
make a Change in Recommendation;

(d)
accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for a period of no more than five (5) Business Days following such announcement or public disclosure will not be considered to be in violation of this Section 5.1 (or in the event that the Company Meetings are scheduled to occur within such five (5) Business Days period, prior to the third (3rd) Business Day prior to the date of the Company Meetings), provided the Board has rejected such Acquisition Proposal and affirmed the Board Recommendation before the end of such five (5) Business Day period); or

(e)
accept, approve, endorse, recommend or execute or enter into or publicly propose to accept, approve, endorse, recommend or execute or enter into any agreement, letter of intent, understanding or arrangement in respect of an Acquisition Proposal (other than a confidentiality agreement permitted by and in accordance with Section 5.3).

(2)
The Company shall, and shall cause its Subsidiaries and its and their Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiation or other activities commenced prior to the date of this Agreement with any Person (other than the Purchasers, the Equity Investor and their respective affiliates) with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection therewith, the Company will:

(a)
immediately discontinue disclosure of information to and access to the Data Room, any confidential information, properties, facilities and books and records for any such Person; and

(b)
within three (3) Business Days of the date hereof, request to the extent it is entitled to do so, (i) the return or destruction of all copies of any confidential information regarding the Company or any of its Subsidiaries provided to any such Person and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding the Company or any of its Subsidiaries provided to any such Person, in each case using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.
(3)
The Company covenants and agrees that (i) it shall take all commercially reasonable action necessary to enforce each confidentiality, standstill or similar agreement, restriction or covenant to which it or any of its Subsidiaries is a party and (ii) neither it, nor any of its Subsidiaries or any of their respective Representatives have or will, without the prior written consent of the Purchasers (which may be withheld or delayed in the Purchasers’ sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify such Person’s obligations respecting the Company or any of its Subsidiaries under any confidentiality, standstill or similar agreement, restriction or covenant to which the Company or any of its Subsidiaries is a party (it being acknowledged by the Purchasers that the automatic termination or release of any standstill restrictions as a result of entering into and announcing this Agreement shall not be a violation of this Section 5.1(3)).

Section 5.2   Notification of Acquisition Proposals
If the Company or any of its Subsidiaries or any of their respective Representatives receives or otherwise becomes aware of any written or oral inquiry, proposal, request or offer that constitutes or could reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to the Company or any of its Subsidiaries, including but not limited to information, access or disclosure relating to the properties, facilities, books or records of the Company or any of its Subsidiaries, the Company shall promptly (and in any event within 24 hours) notify the Purchasers, at first orally and then in writing, of such Acquisition Proposal, inquiry, proposal, request or offer, including a description of its material terms and conditions, and the identity of all Persons making the Acquisition Proposal, inquiry, proposal, offer or request and shall provide the Purchasers with copies of all written documents, correspondence or other material received, and if not in writing or electronic form, a description of the material terms of such correspondence or communication, in respect of, from or on behalf of any such Person. The Company shall keep the Purchasers informed on a timely basis of the status of developments and (to the extent permitted by Section 5.3) negotiations with respect to any such Acquisition Proposal, inquiry, proposal, offer or request, including any changes, modifications or other amendments to the material terms thereof, and shall respond as promptly as practicable to the Purchasers’ reasonable questions with respect thereto.
Section 5.3   Responding to an Acquisition Proposal
(1)
Notwithstanding Section 5.1 or any other agreement between the Parties, if at any time after the date hereof and prior to approval of the Arrangement Resolution by the Common Shareholders in accordance with the Interim Order, the Company receives a bona fide written Acquisition Proposal from a Person, the Company, any of its Subsidiaries or any of their respective Representatives may enter into, engage in, participate in, facilitate and maintain discussions or negotiations with, and otherwise cooperate with or assist, such Person regarding such Acquisition Proposal, and may provide copies of, access to or disclosure of any information properties, facilities, books or records of the Company and its Subsidiaries to such Person if, and only if:

(a)
the Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal;

(b)
such Acquisition Proposal did not result from a breach by the Company of its obligations under this Article 5;

(c)
such Person was not restricted from making such Acquisition Proposal pursuant to an existing standstill or similar restriction;

(d)
prior to providing any such copies, access or disclosure, (i) the Company enters into a confidentiality and standstill agreement with such Person on terms that are no less favourable to the Company and no more favourable to such Person, taken as a whole, than those of the Confidentiality Agreement (provided that such confidentiality and standstill agreement may permit such Person to submit an Acquisition Proposal on a confidential basis to the Board) and (ii) any such copies, access or disclosure (other than verbal disclosure) provided to such Person shall have already been (or shall simultaneously be) provided to the Purchasers;
(e)
the Company promptly provides the Purchasers with prior written notice stating the Company’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure; and

(f)
prior to providing any such copies, access or disclosure to such Person, the Company provides the Purchasers with a true, complete and final executed copy of the confidentiality and standstill agreement referred to in Section 5.3(1)(d).

(2)
Subject to Section 4.10, nothing contained in this Agreement shall prohibit the Board, the Company, the board of AP Preferred Equity Issuer, the AP Preferred Equity Issuer, APLP or the board of directors of the general partner of APLP from making disclosure to Company Securityholders, Company Debentureholders and/or the MTN Noteholders, as applicable, if the Board, the board of AP Preferred Equity Issuer or the board of directors of the general partner of APLP, acting in good faith and upon the advice of outside legal counsel, shall have first determined that the failure to make such disclosure would be inconsistent with the fiduciary duties of such board or such disclosure is otherwise required under applicable Law in response to an Acquisition Proposal (including by responding to an Acquisition Proposal in a directors’ circular), provided that, notwithstanding that the Board, the Company, the board of AP Preferred Equity Issuer, the AP Preferred Equity Issuer, APLP or the board of directors of the general partner of APLP shall be permitted to make such disclosure, neither the Board, the board of AP Preferred Equity Issuer or the board of directors of the general partner of APLP nor any committee of the foregoing shall be permitted to make a Change in Recommendation in response to an Acquisition Proposal other than as permitted by Section 5.4(1). In addition, nothing contained in this Agreement shall prevent the Company, the Board, the board of AP Preferred Equity Issuer, the AP Preferred Equity Issuer, APLP or the board of directors of the general partner of APLP from calling and/or holding a meeting of the Common Shareholders, the Preferred Shareholders, the Company Debentureholders, or MTNs Noteholders requisitioned by such securityholders in accordance with the BCBCA, the ABCA, the Company Debenture Indenture, the APLP MTNs Indenture (as applicable) or ordered to be held by a court in accordance with applicable Laws that was not solicited, supported or encouraged by the Company or any of its Representatives.

Section 5.4   Right to Match
(1)
If, prior to the Arrangement Resolution being approved by the Common Shareholders in accordance with the Interim Order, the Company receives an Acquisition Proposal that the Board determines, in good faith, constitutes a Superior Proposal, the Board and any board (or equivalent body) of a Subsidiary of a Company may, subject to compliance with Article 7 and Section 8.2, authorize the Company and/or such Subsidiary (as applicable) to enter into a definitive agreement with respect to such Superior Proposal or make a Change in Recommendation, if and only if:

(a)
such Superior Proposal did not result from a breach by the Company of its obligations under this Article 5;

(b)
the Person making such Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing standstill or similar restriction;

(c)
the Company has delivered to the Purchasers a written notice of the determination of the Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Board to enter into such definitive agreement with respect to such Superior Proposal or make a Change in Recommendation, together with a written notice from the Board regarding the value and financial terms that the Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Acquisition Proposal (a “Superior Proposal Notice”);
(d)
the Company has provided the Purchasers with a copy of the proposed definitive agreement for the Superior Proposal and all other agreements which are ancillary to such definitive agreement and all supporting materials, including financing commitment documents supplied to the Company in connection therewith;

(e)
at least five (5) Business Days have elapsed from the date that is the later of the date on which the Purchasers received the Superior Proposal Notice and the date on which the Purchasers received all of the materials set forth in Section 5.4(1)(d) (the “Matching Period”);

(f)
after the Matching Period, the Board has determined in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (if applicable, compared to the terms of the Arrangement as proposed to be amended by the Purchasers under Section 5.4(2)); and

(g)
prior to or concurrently with entering into such definitive agreement the Company terminates this Agreement pursuant to Section 7.2(1)(c)(ii) and pays the Termination Fee pursuant to Section 8.2.

(2)
During the Matching Period, or such longer period as the Company may approve in writing for such purpose: (i) the Purchasers shall have the opportunity (but not the obligation), to offer to amend this Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal; (ii) the Board shall review any offer made by the Purchasers to amend the terms of this Agreement and the Arrangement, in good faith in and in consultation with outside legal and financial advisors, to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously determined to constitute a Superior Proposal ceasing to be a Superior Proposal; and (iii) the Company shall negotiate in good faith with the Purchasers to make such amendments to the terms of this Agreement and the Arrangement as would enable the Purchasers to proceed with the transactions contemplated by this Agreement on such amended terms. If the Board determines that such Acquisition Proposal would cease to be a Superior Proposal, the Company shall promptly so advise the Purchasers and the Company and the Purchasers shall amend this Agreement to reflect such offer made by the Purchasers, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

(3)
Each successive amendment or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the Common Shareholders or other material terms or conditions of such Acquisition Proposal shall constitute a new Acquisition Proposal for the purposes of this Section 5.4 and the Purchasers shall be afforded a new Matching Period from the later of the date on which the Purchasers received the Superior Proposal Notice and the date on which the Purchasers received all of the materials set forth in Section 5.4(1)(d) with respect to such new Superior Proposal; provided that, notwithstanding Section 5.4(1)(e) above, the duration of such Matching Period shall be three (3) Business Days rather than five (5) Business Days.

(4)
The Board shall promptly reaffirm the Board Recommendation by press release after any Acquisition Proposal that the Board has determined not to be a Superior Proposal is publicly announced or publicly disclosed or the Board determines that a proposed amendment to the terms of this Agreement or the Arrangement as contemplated under Section 5.4(2) would result in an Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Purchasers and its outside legal counsel with a reasonable opportunity to review and comment on the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchasers and their counsel.

(5)
If the Company provides a Superior Proposal Notice to the Purchasers on a date that is less than ten (10) Business Days before the Company Meetings, the Company shall be entitled to, and the Purchasers shall be entitled to require the Company to, adjourn or postpone the Company Meetings to a date that is not more than ten (10) Business Days after the scheduled date of the

Company Meetings; provided, however, that the Company Meetings shall not be adjourned or postponed to a date later than five (5) Business Days before the Outside Date.
Section 5.5   Breach by Subsidiaries and Representatives
Without limiting the generality of the foregoing, the Company shall advise its Subsidiaries and Representatives of the prohibitions set out in this Article 5 and any violation of the restrictions set forth in this Article 5 by the Company, its Subsidiaries or their respective Representatives shall be deemed to be a breach of this Article 5 by the Company.
ARTICLE 6
CONDITIONS
Section 6.1   Mutual Conditions Precedent
The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:
(1)
Required Approvals.   The Required Approvals shall have been obtained at the Company Meetings in accordance with the Interim Order.

(2)
MTNs Transaction Approval.   Either (i) the MTN Noteholder Consent shall have been obtained by the Company and APLP and such MTN Noteholder Consent shall not have been withdrawn or revoked or (ii) the MTN Noteholder Resolution shall have been approved by the MTN Noteholders at the MTNs Meeting, as applicable.

(3)
Company Debenture Transaction Approval.   Either (i) the Debentureholder Consent shall have been obtained by the Company and such Debentureholder Consent shall not have been withdrawn or revoked or (ii) the Debentureholder Resolution shall have been approved by the Company Debentureholders at the Debentureholder Meeting, as applicable.

(4)
Interim Order and Final Order.   The Interim Order and the Final Order have each been obtained on terms consistent with this Agreement and have not been set aside or modified in a manner unacceptable to either the Company or the Purchasers, each acting reasonably, on appeal or otherwise.

(5)
Illegality.   No Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchasers from consummating the Arrangement.

(6)
Required Regulatory Approvals.   Each of the Required Regulatory Approvals has been obtained, and has not been rescinded or modified.

Section 6.2   Additional Conditions Precedent to the Obligations of the Purchasers
The Purchasers are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions are for the exclusive benefit of the Purchasers and may only be waived, in whole or in part, by the Purchasers in their sole discretion:
(1)
Representations and Warranties.   (i) The representations and warranties of the Company set forth in Sections 1 [Organization and Qualification], 2 [Authorization], 3 [Execution and Binding Obligation] of Schedule H shall be true and correct in all material respects as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date); (ii) the representations and warranties of the Company set forth in Sections 6 [Capitalization] and 7 [Subsidiaries and Non-Controlled Entities] of Schedule H shall be true and correct in all respects (except for de minimis errors) as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date); and (iii) all other representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the Effective Time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), except to the extent that the failure or failures of such representations and warranties in this subparagraph (iii) to be so true and correct, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect (and, for the purpose of this subparagraph (iii), any reference to “material”, “Material Adverse Effect” or other concepts of materiality in such representations and warranties shall be ignored); and the Company has delivered a certificate confirming same to the Purchasers, executed by two senior officers of the Company (in each case in their capacity as officers of the Company and without personal liability) and addressed to the Purchasers and dated the Effective Date.
(2)
Performance of Covenants.   The Company and its Subsidiaries shall have fulfilled or complied in all material respects with each of the covenants of the Company and its Subsidiaries contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Company shall have delivered to the Purchasers a certificate addressed to the Purchasers, dated the Effective Date and executed by two of its senior officers (in each case in their capacity as officers of the Company and without personal liability), confirming same.

(3)
Pre-Arrangement Steps.   The Pre-Arrangement Steps set forth in Section 2.6(1) of the Company Disclosure Letter shall have been consummated.

(4)
Dissent Rights.   Dissent Rights shall not have been exercised, and not withdrawn or deemed to have been withdrawn, with respect to more than 10% of the issued and outstanding Common Shares, and the Company shall have delivered to the Purchasers a certificate addressed to the Purchasers, dated as of the Effective Date and executed by two of its senior officers (in their capacity as officers of the Company and without personal liability), confirming same.

(5)
Material Adverse Effect.   Since the date of this Agreement there shall not have been or occurred a Material Adverse Effect.

(6)
No Legal Action.   No Proceeding by any Governmental Entity shall be pending that is reasonably likely to:

(a)
cease trade, enjoin, prohibit, or impose any material limitations or conditions on, the Purchasers’ ability to acquire, hold, or exercise full rights of ownership over, any Common Shares, including the right to vote the Common Shares;

(b)
impose material terms or conditions on completion of the Arrangement or on the ownership or operation by the Purchasers of the business or assets of the Company or any of its Subsidiaries, or compel the Purchasers to dispose of or hold separate any material portion of the business or assets of the Purchasers, any of its affiliates, the Company or any of its Subsidiaries as a result of the Arrangement; or

(c)
prevent the consummation of the Arrangement, or if the Arrangement is consummated, have a Material Adverse Effect.

(7)
Required Consents.   Each of the Required Consents has been obtained on terms acceptable to the Purchasers, acting reasonably and has not been rescinded or modified.

Section 6.3   Additional Conditions Precedent to the Obligations of the Company
The Company is not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:
(1)
Representations and Warranties.   The representations and warranties of the Purchasers set forth in this Agreement are true and correct in all material respects as of the Effective Time as if made at and as of the Effective Time (except, in each case, for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), in each case, except to the extent that the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, would not materially impede the completion of the Arrangement, and each of the Purchasers shall have delivered to the Company a certificate addressed to the Company, dated the Effective Date and executed by two of senior officers of the Purchasers (in each case in their capacity as officers of the Purchasers and without personal liability), confirming same.
(2)
Performance of Covenants.   The Purchasers shall have fulfilled or complied in all material respects with each of its covenants contained in this Agreement to be fulfilled or complied with by them on or prior to the Effective Time, and each of the Purchasers shall have delivered to the Company, the AP Preferred Equity Issuer and APLP a certificate addressed to the Company, the AP Preferred Equity Issuer and APLP, dated the Effective Date and executed by two senior officers of the Purchasers (in each case in their capacity as officers of the Purchasers and without personal liability), confirming same.

(3)
Payment of Consideration.   The Purchasers shall have complied with their obligations under Section 2.11 and the Depositary will have confirmed to the Company, the AP Preferred Equity Issuer and APLP receipt from or on behalf of the Purchasers of the funds contemplated by Section 2.11.

Section 6.4   Satisfaction of Conditions
The conditions precedent set out in Section 6.1, Section 6.2 and Section 6.3 will be conclusively deemed to have been satisfied, waived or released at the Effective Time. For greater certainty, and notwithstanding the terms of any escrow arrangement entered into between the Purchasers and the Depositary, all funds held in escrow by the Depositary pursuant to Section 2.11 hereof shall be released from escrow, without any further act or formality required on the part of any Person, at the Effective Time.
ARTICLE 7
TERM AND TERMINATION
Section 7.1   Term
This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.
Section 7.2   Termination
(1)
This Agreement may be terminated and the Arrangement abandoned at any time prior to the Effective Time (notwithstanding obtention of the Required Approvals and/or receipt of the Final Order) by:

(a)
the mutual written agreement of the Parties; or

(b)
the Company or the Purchasers, if:

(i)
(A) the Required Approvals are not obtained at the Company Meetings in accordance with the Interim Order, (B) neither the MTN Noteholder Consent nor the approval of the MTN Noteholder Resolution at the MTNs Meeting, as applicable, is obtained, and/or (C) neither the Debentureholder Consent nor the approval of the Debentureholder Resolution at the Debentureholder Meeting, as applicable, is obtained, provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(i) if the failure to obtain the Required Approvals, the MTN Noteholder Consent, the approval of the MTN Noteholder Resolution, the Debentureholder Consent or the approval of the Debentureholder Resolution has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

(ii)
after the date of this Agreement, any Law is enacted, made, enforced or amended, as applicable, that has the effect set forth in Section 6.1(5) and such Law has, if applicable, become final and non-appealable, provided the Party seeking to terminate this Agreement pursuant to this Section 7.2(1)(b)(ii) has used its commercially reasonable efforts to, as applicable, prevent, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or
(iii)
the Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate this Agreement pursuant to this Section 7.2(1)(b)(iii) if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement; or

(c)
the Company, if:

(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchasers under this Agreement occurs that would cause any condition in Section 6.3(1) [Additional Conditions Precedent to the Obligations of the Company — Representations and Warranties] or Section 6.3(2) [Additional Conditions Precedent to the Obligations of the Company — Performance of Covenants] not to be satisfied, and such breach or failure is incapable of being cured or is not cured on or prior to the Outside Date in accordance with the terms of Section 7.3; provided that the Company is not then in breach of this Agreement so as to cause any condition in Section 6.2(1) not to be satisfied; or

(ii)
prior to approval of the Arrangement Resolution by the Common Shareholders, the Board authorizes the Company, to enter into a written agreement (other than a confidentiality or standstill agreement permitted by and in accordance with Section 5.3) with respect to a Superior Proposal, provided the Company is then in compliance with Article 5 and that prior to or concurrent with such termination the Company pays the Termination Fee in accordance with Section 8.2; or

(d)
the Purchasers, if:

(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under this Agreement occurs that would cause any condition in Section 6.2(1) [Additional Conditions Precedent to the Obligations of the Purchasers — Representations and Warranties] or Section 6.2(2) [Additional Conditions Precedent to the Obligations of the Purchasers — Performance of Covenants] not to be satisfied, and such breach or failure is incapable of being cured or is not cured on or prior to the Outside Date in accordance with the terms of Section 7.3; provided that the Purchasers are not then in breach of this Agreement so as to cause any condition in Section 6.3(1) [Additional Conditions Precedent to the Obligations of the Company —  Representations and Warranties] or Section 6.3(2) [Additional Conditions Precedent to the Obligations of the Company — Performance of Covenants] not to be satisfied; or

(ii)
(A) any of the Board, the board of directors of the AP Preferred Equity Issuer or the board of directors of the general partner of APLP (as applicable) fails to recommend or publicly withdraws, amends, modifies or qualifies, or publicly proposes to withdraw, amend, modify or qualify, the Board Recommendation, in each case in a manner adverse to the Purchasers (it being understood that publicly taking no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for a period of no more than five (5) Business Days (or beyond the third (3rd) Business Day prior to the date of the Company Meetings, the Debentureholder Meeting or the MTNs Meeting, as applicable, if sooner) following such announcement or public disclosure will not be considered an adverse withdrawal, amendment, modification or qualification, provided the Board, the board of directors of the AP Preferred Equity Issuer or the board of directors of the general partner of APLP, as applicable, has rejected such Acquisition Proposal and affirmed the Board Recommendation before the end of such five (5) Business Day period), (B) any of the Board, the board of directors of the AP Preferred Equity Issuer or the board of directors of the general partner of APLP accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend, an Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for a period of no more than five (5) Business Days (or beyond the third (3rd) Business Day prior to the date of the Company Meetings, the Debentureholder Meeting or the MTNs Meeting, as applicable, if sooner) following such announcement or public disclosure will not be considered to be an acceptance, approval, endorsement or recommendation of such Acquisition Proposal, provided the Board, the board of directors of the AP Preferred Equity Issuer or the board of directors of the general partner of APLP, as applicable, has rejected such Acquisition Proposal and affirmed the Board Recommendation before the end of such five (5) Business Day period), (C) any of the Board, the board of directors of the AP Preferred Equity Issuer or the board of directors of the general partner of APLP accepts or enters into or publicly proposes to accept or enter into any written agreement, understanding or arrangement in respect of an Acquisition Proposal (other than a confidentiality and standstill agreement permitted by and in accordance with Section 5.3), (D) if, in Purchasers’ reasonable good faith judgment, there are circumstances that create uncertainty in the public markets regarding the Board Recommendation, any of the Board, the board of directors of the AP Preferred Equity Issuer or the board of directors of the general partner of APLP fails to publicly reaffirm the Board Recommendation within five (5) Business Days of the Purchasers requesting such reaffirmation (or in the event that the Company Meetings, the Debentureholder Meeting or the MTNs Meeting are scheduled to occur within such five (5) Business Days period, prior to the third (3rd) Business Day prior to the date of the Company Meetings, the Debentureholder Meeting or the MTNs Meeting, as applicable) (each, a “Change in Recommendation”), or (E) the Company breaches Section 5.1 in a material respect.
(iii)
any event occurs as a result of which the conditions set forth in Section 6.2(4) [Dissent Rights], Section 6.2(5) [Material Adverse Effect] or Section 6.2(7) [Required Consents], are not capable of being satisfied by the Outside Date.

(2)
The Party desiring to terminate this Agreement pursuant to this Section 7.2 (other than pursuant to Section 7.2(1)(a) Mutual Agreement) shall give notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

Section 7.3   Notice and Cure Provisions
(1)
Each Party shall promptly notify the other Party of the occurrence, or failure to occur, at any time from the date hereof until the earlier to occur of (i) the termination of this Agreement in accordance with its terms and (ii) the Effective Time, of any event or state of facts which occurrence or failure would, or would be reasonably likely to:

(a)
cause any of the representations or warranties of any Party contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time (provided that this Section 7.3(1)(a) shall not apply in the case of any event or state of facts resulting from the actions or omissions of another Party which are required under this Agreement); or

(b)
result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by any Party under this Agreement.

(2)
Notification provided under this Section 7.3 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

(3)
The Purchasers may not elect to exercise its right to terminate this Agreement, pursuant to Section 7.2(1)(d)(i) [Company Breach of Representation, Warranty or Covenant] and the Company may not elect to exercise its right to terminate this Agreement pursuant to Section 7.2(1)(c)(i) [Purchasers Breach of Representation, Warranty or Covenant], unless the Party seeking to terminate this Agreement (the “Terminating Party”) has delivered a written notice (“Termination Notice”) to the other Party (the “Breaching Party”) specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date (with any intentional breach being deemed incurable), the Terminating Party may not exercise such termination right until the earlier of (i) the Outside Date, and (ii) the date that is twenty(20) Business Days following receipt of such Termination Notice by the Breaching Party, if such matter has not been cured by such date. If the Terminating Party delivers a Termination Notice prior to the date of the Company Meetings, unless the Parties agree otherwise, the Company may, and shall if requested by the Purchasers, postpone or adjourn the Company Meetings to the earlier of (a) five (5) Business Days prior to the Outside Date and (b) the date that is fifteen (15) Business Days following receipt of such Termination Notice by the Breaching Party (without causing any breach of any other provision contained herein).
Section 7.4   Effect of Termination/Survival
If this Agreement is terminated pursuant to Section 7.1 or Section 7.2, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, agent, consultant or representative of such Party) to any other Party to this Agreement, except that (i) in the event of termination under Section 7.1 as a result of the Effective Time occurring, (x) Section 2.12 and Section 4.11(2) shall survive and (y) Section 4.11(1) and Section 4.11(3) through to and including Section 4.11(6) shall survive for a period of six years thereafter; (ii) in the event of termination under Section 7.2, then Section 2.4(5), Section 2.12, Section 4.5(3), Section 4.6, Section 4.7(3), Section 4.12, this Section 7.4 and Section 8.2 through to and including Section 8.14 shall survive; (iii) neither the termination of this Agreement nor anything contained in this Section 7.4 shall relieve any Party from any liability for any breach of this Agreement; and (iv) the provisions of the Limited Guaranty shall survive thereafter in accordance with its terms.
ARTICLE 8
GENERAL PROVISIONS
Section 8.1   Amendments
(1)
This Agreement and/or the Plan of Arrangement may, at any time and from time to time before or after the holding of the Company Meetings, the Debentureholder Meeting or the MTNs Meeting, but not later than the Effective Time, be amended by mutual written agreement of the Parties, without further notice to or authorization on the part of the Common Shareholders, the Preferred Shareholders, the Company Debentureholders or the MTN Noteholders and any such amendment may, subject to the Interim Order and Final Order and Laws, without limitation:

(a)
change the time for performance of any of the obligations or acts of the Parties;

(b)
waive any inaccuracies in or modify any representation or warranty contained in this Agreement or in any document delivered pursuant to this Agreement;

(c)
modify any of the covenants contained in this Agreement and waive or modify performance of any of the obligations of the Parties; and/or

(d)
waive compliance with or modify any mutual conditions contained in this Agreement.

(2)
Notwithstanding anything to the contrary contained herein, Section 8.7(2), Section 8.12(3), Section 8.14(3), the definition of “Debt Financing” or the definition of “Debt Financing Sources” (and any other provision of this Agreement to the extent an amendment, supplement, waiver or other modification of such provision would modify the substance of such Sections) may not be amended, supplement, waived or otherwise modified in any manner that is detrimental to or is otherwise adverse in any respect to the Debt Financing Sources without the prior written consent of the Debt Financing Sources.

Section 8.2   Termination Fee
(1)
If a Termination Fee Event occurs, the Company shall pay or cause to be paid to the BidCo the Termination Fee in accordance with Section 8.2(3).

(2)
For the purposes of this Agreement, “Termination Fee” means $12,500,000.00, and “Termination Fee Event” means the termination of this Agreement:

(a)
by the Purchasers, pursuant to Section 7.2(1)(d)(ii) [Change in Recommendation or Breach of Article 5];

(b)
by the Company, pursuant to Section 7.2(1)(c)(ii) [Superior Proposal];

(c)
by the Company or the Purchasers, pursuant to Section 7.2(1)(b)(i) [Required Approvals not Obtained] or Section 7.2(1)(b)(iii) [Effective Time not Prior to Outside Date], or by the Purchasers pursuant to Section 7.2(1)(d)(i) [Breach of Representations and Warranties or Covenants by the Company], but only if:

(i)
prior to such termination, a bona fide Acquisition Proposal is publicly announced or otherwise publicly disclosed by any Person (other than the Purchasers or their affiliates) after the date of this Agreement and not withdrawn prior to the Company Meetings (or, if earlier, prior to the time of termination of this Agreement); and

(ii)
within twelve (12) months following the date of such termination, (i) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) is consummated, or (ii) the Company or one or more of its Subsidiaries, directly or indirectly, in one or more transactions, enters into an agreement in respect of an Acquisition Proposal and such Acquisition Proposal is later consummated (whether or not within the twelve (12) month period following such termination).

For purposes of the foregoing, the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 1.1, except that references to “20% or more” shall be deemed to be references to “50% or more”.
(3)
If a Termination Fee Event occurs due to a termination of this Agreement by the Company pursuant to Section 7.2(1)(c)(ii) [Superior Proposal], the Termination Fee shall be paid prior to or concurrently with the occurrence of such Termination Fee Event. If a Termination Fee Event occurs due to a termination of this Agreement by the Purchasers pursuant to Section 7.2(1)(d)(ii) [Change in Recommendation or Breach of Article 5], the Termination Fee shall be paid within two (2) Business Days following such Termination Fee Event. If a Termination Fee Event occurs in the circumstances set out in Section 8.2(2)(c) [Acquisition Proposal Tail], the Termination Fee shall be paid within two (2) Business Days following the consummation/closing of the Acquisition Proposal referred to therein. Any Termination Fee shall be paid, or caused to be paid, by the Company to the Purchasers (or as directed by the Purchasers) by wire transfer in immediately available funds to an account designated by the Purchasers. For the avoidance of doubt, in no event shall the Company be obligated to pay the Termination Fee on more than one occasion, whether the Termination Fee may be payable pursuant to one or more than one provision of this Agreement at the same time or at different times and upon the occurrence of different events.

(4)
If a Reverse Termination Fee Event occurs, the Purchasers shall pay or cause to be paid to the Company the Reverse Termination Fee in accordance with Section 8.2(6).

(5)
For purposes of this Agreement, “Reverse Termination Fee” means $15,000,000, and “Reverse Termination Fee Event” means the termination of this Agreement by the Company pursuant to Section 7.2(1)(c)(i) [Purchaser Breach].

(6)
If a Reverse Termination Fee Event occurs, the Reverse Termination Fee shall be paid within two (2) Business Days following such Reverse Termination Fee Event. Any Reverse Termination Fee shall be paid by BidCo to the Company by wire transfer in immediately available funds to an account designated by the Company. For the avoidance of doubt, in no event shall the Purchasers be obligated to pay the Reverse Termination Fee on more than one occasion, whether the Reverse Termination Fee may be payable pursuant to one or more than one provision of this Agreement at the same time or at difference times and upon the occurrence of different events.
(7)
Each Party acknowledges that the agreements contained in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Parties would not enter into this Agreement, and that the Termination Fee and Reverse Termination Fee amounts set out in this Section 8.2 are in consideration for the disposition of the Purchasers’ and the Company’s rights, respectively, under this Agreement, and represent liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, which will be suffered or incurred as a result of the event giving rise to such damages, and are not penalties. Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.

(8)
Subject to the Company’s right to (i) injunctive and other equitable relief or other form of specific performance in accordance with Section 8.6 to prevent breaches or threatened breaches of this Agreement and to enforce compliance with the terms of this Agreement and (ii) reimbursement of expenses to which the Company is entitled to under Section 4.7(3) and Section 4.12, if any, in the event the Reverse Termination Fee is paid to the Company in circumstances for which such fee is payable, payment of the Reverse Termination Fee shall be the sole and exclusive remedy of the Company and its Subsidiaries against the Purchasers or any of their former, current or future general or limited partners, stockholders or equity holders, controlling persons, financing sources, managers, members, directors, officers, employees, agents or affiliates (including other funds and separately managed accounts by the general partner of the Equity Investor, or subsidiaries or portfolio companies of the Equity Investor) or any former, current or future general or limited partners, stockholders or equity holders, controlling persons, financing sources, managers, members, directors, officers, employees, agents or affiliates of any of the foregoing (collectively, the “Purchaser Related Parties”) for any loss suffered as a result of the failure of the Arrangement or the transactions contemplated hereby to be consummated or for a breach or failure to perform any obligations required to be performed under this Agreement or otherwise relating to or arising out of this Agreement or the Arrangement, and upon payment of such amount none of the Purchaser Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Arrangement, and no Company Related Party shall seek to obtain any recovery, judgment or damages of any kind, including consequential, indirect or punitive damages, against any Purchaser Related Parties in connection with this Agreement or the transactions contemplated by this Agreement (except that the Equity Investor shall be obligated pursuant to the terms and conditions of the Limited Guaranty).

(9)
Subject to the Purchasers’ right to injunctive and other equitable relief or other form of specific performance in accordance with Section 8.6 to prevent breaches or threatened breaches of this Agreement and to enforce compliance with the terms of this Agreement, in the event the Termination Fee is paid to the Purchasers in circumstances for which such fee is payable, payment of the Termination Fee shall be the sole and exclusive remedy of any Purchaser Related Parties against the Company or any of its former, current or future general or limited partners, stockholders, financing sources, managers, members, directors, officers or affiliates (collectively, the “Company Related Parties”) for any loss suffered as a result of the failure of the Arrangement or the transactions contemplated hereby to be consummated or for a breach or failure to perform any obligations required to be performed under this Agreement or otherwise relating to or arising out of this Agreement or the Arrangement, and upon payment of such amount none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Arrangement, and no Purchaser Related Party shall seek to obtain any recovery, judgment or damages of any kind, including consequential, indirect or punitive damages, against any Company Related Parties in connection with this Agreement or the transactions contemplated by this Agreement.

Section 8.3   Expenses
(1)
Except as expressly otherwise provided in this Agreement, fees, costs and all out-of-pocket third party transaction expenses incurred in connection with this Agreement and the Plan of Arrangement and the transactions contemplated hereunder and thereunder shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated.
(2)
The Company confirms that other than the fees described in Paragraph 30 of the Representations and Warranties of the Company, no broker, finder or investment banker is or will be entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

Section 8.4   Notices
Any notice, or other communication given regarding the matters contemplated by this Agreement will be sufficient if in writing and (i) hand delivered, (ii) sent by certified or registered mail, (iii) sent by express courier or (iv) if notice is also contemporaneously sent by one of the other methods of delivery, sent by facsimile or email, addressed as follows:
(a)
to the Purchasers at:

Tidal Power Holdings Limited/Tidal Power Aggregator, LP
c/o I Squared Capital Advisors (US) LLC
600 Brickell Avenue
Penthouse
Miami, Florida 33131
Attention:
General Counsel

Email:
generalcounsel@isquaredcapital.com

with a copy (which shall not constitute notice) to:
Stikeman Elliott LLP
1155 René-Lévesque Boulevard West
41st Floor
Montreal, QC H3B 3V2
Attention:
John W. Leopold

Facsimile:
514.397.3222

Email:
JLeopold@stikeman.com

and
Attention:
David Massé

Facsimile:
514.397.3581

Email:
DMassé@stikeman.com

with a copy to (which shall not constitute notice):
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Attention:
Tara Higgins

Facsimile:
212.839.5599

Email:
THiggins@sidley.com

(b)
to the Company, the AP Preferred Equity Issuer or APLP at:

Atlantic Power Corporation
3 Allied Drive
Suite 155
Dedham, MA 02026

Attention:
Terry Ronan

Email:
tronan@atlanticpower.com

with a copy (which shall not constitute notice) to:
Goodmans LLP
333 Bay St., Suite 3400
Toronto, Ontario M5H 2S7
Attention:
Robert Vaux

Facsimile:
416.979.1234

Email:
rvaux@goodmans.ca

and
Attention:
Jamie van Diepen

Facsimile:
416.979.1234

Email:
jvandiepen@goodmans.ca

with a copy (which shall not constitute notice) to:
Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention:
Craig B. Brod

Facsimile:
212.225.3999

Email:
cbrod@cgsh.com

and
Attention:
Benet J. O’Reilly

Facsimile:
212.225.3999

Email:
boreilly@cgsh.com

Any notice or other communication is deemed to be given and received on the day on which it was delivered or, in the case of notices or other communications transmitted by facsimile or email, transmitted (or if such day is not a Business Day or if such notice or communication was delivered or transmitted after 5:00 p.m. (local time in the place of receipt) on the next following Business Day). Sending a copy of a notice or other communication to a Party’s legal counsel as contemplated above is for information purposes only and does not constitute delivery of the notice or other communication to that Party. The failure to send a copy of a notice or other communication to legal counsel does not invalidate delivery of that notice or other communication to a Party.
Section 8.5   Time of the Essence
Time is of the essence in this Agreement.
Section 8.6   Specific Performance
(1)
Subject to Section 8.6(2), the Parties agree that irreparable damage would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the Company, AP Preferred Equity Issuer and APLP, on the one hand, and the Purchasers, on the other hand, will be entitled to injunctive and other equitable relief without proof of actual damages, including in the form of an injunction or injunctions or orders for specific performance to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement (including the Party’s obligations to consummate the Arrangement, the MTNs Transaction and the Company Debenture Transaction and the Purchasers’ obligation to pay, and the right for the Company Securityholders, MTN Noteholders, Company Debentureholders to receive, the aggregate amount payable by the Company and/or its Subsidiaries (as appliable) and the Purchasers contemplated by the Plan of Arrangement and the other transactions contemplated hereby, including the MTNs Transaction and the Company Debenture Transaction) without any requirement under any law for the provision, furnishing, securing or posting of any bond as a prerequisite to obtaining equitable relief. Such equitable relief will be in addition to any other remedy to which such Party is entitled at law or equity. Each of the Parties hereto hereby further waives any defence in any action for specific performance that a remedy at law would be adequate. If, prior to the Outside Date, any Party brings any action in accordance with this Section 8.6 to enforce specifically the performance of the terms and provisions hereby by any other Party, the Outside Date shall automatically be extended (i) for the period during which such action is pending, plus twenty (20) Business Days, or (ii) by such other time period established by the court presiding over such action, as the case may be.
(2)
Notwithstanding anything to the contrary in this Agreement, it is explicitly acknowledged and agreed that the Company, the AP Preferred Equity Issuer and/or APLP will be entitled to seek specific performance or injunctive relief as a third party beneficiary with respect to the Purchasers’ obligation to cause the Equity Financing to be funded to consummate the transactions contemplated hereby, only in the event that:

(a)
all the conditions in Section 6.1 and Section 6.2 have been satisfied or waived by the applicable Party or Parties (other than those conditions that by their nature are to be, and can be satisfied by, actions taken at the Effective Time);

(b)
the Purchasers fail to comply with its obligations under Section 2.11; and

(c)
the Company the AP Preferred Equity Issuer and/or AP LP seeks specific performance or injunctive relief prior to termination of the Agreement and has irrevocably confirmed in writing to the Purchasers that (A) all of the conditions set forth in Section 6.1 and Section 6.3 have been satisfied (other than Section 6.3(3) and those conditions that by their nature are to be, and can be, satisfied by actions taken at the Effective Time) or will be waived by the Company; (B) it is prepared to consummate the closing of the transactions contemplated hereby and it stands, ready, willing and able to consummate such transactions and (C) if specific performance is granted and the Equity Financing is funded, then the closing of the transactions contemplated hereby will occur.

Section 8.7   Third Party Beneficiaries
(1)
Except as provided in Section 2.4(5), Section 4.7(3), Section 4.11, Section 4.12, Section 8.6 and Section 8.14, which, without limiting their terms, are intended as stipulations for the benefit of the Indemnified Persons and of the other Persons identified therein as the beneficiaries thereof, the Company and the Purchasers intend that this Agreement will not benefit or create any right or cause of action in favour of any Person other than the Parties and that no Person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any Proceeding or other forum (and, for greater certainty, the Persons identified as the beneficiaries of Section 4.7(3) and Section 4.11 shall have the benefit of Section 2.12(2) to the extent Section 2.12(2) applies to Section 4.7(3) or Section 4.11);

(2)
Despite the foregoing, the Parties acknowledge to (i) each of the Indemnified Persons and each of the other Persons identified as being entitled to indemnification in Section 2.4(5), Section 4.7(3), Section 4.11, Section 4.12 to enforce their direct rights against the applicable Party under Section 2.4(5), Section 4.7(3), Section 4.11, Section 4.12, (ii) APLP as being entitled, under Section 8.6, to specifically enforce this Agreement, the funding of the Equity Financing and the consummation of the transactions contemplated hereunder, each of which are intended for the benefit of, and shall be enforceable by, each Indemnified Person, each such other Person, his or her heirs and his or her legal representatives, and APLP (as applicable) and for such purpose, the Company or the Purchasers, as applicable, confirms that it is acting as trustee on their behalf, and agrees to enforce such provisions on their behalf and that such provisions shall be binding on the Purchasers and their successors and (iii) the Debt Financing Sources as having the rights under Section 8.1(2), Section 8.12(3) and Section 8.14(3), that the Debt Financing Sources shall be express third-party beneficiaries of such Sections and that such Sections shall expressly inure to the benefit of the Debt Financing Sources and the Debt Financing Sources shall be entitled to rely on and enforce the provisions of such Sections. The Parties reserve the right to vary or rescind their rights at any time and in any way whatsoever, if any, granted by or under this Agreement to any Person, including any Indemnified Person.
Section 8.8   Waiver
No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.
Section 8.9   Entire Agreement
This Agreement, together with the Confidentiality Agreement and the Limited Guaranty, constitutes the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The Parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.
Section 8.10   Successors and Assigns
(1)
This Agreement becomes effective only when executed by the Company and the Purchasers. After that time, it will be binding upon and enure to the benefit of the Company and the Purchasers and their respective successors and permitted assigns.

(2)
Neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by any Party without the prior written consent of the other Party, provided that the Purchasers may assign all or part of their rights under this Agreement to, and all or part of their obligations under this Agreement may be assumed by, any of their affiliates if the Purchasers continue to be liable jointly and severally with such affiliate for all of their obligations hereunder.

Section 8.11   Severability
If any provision of this Agreement is determined to be illegal, invalid or unenforceable by any court of competent jurisdiction, that provision will be severed from this Agreement and the remaining provisions shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
Section 8.12   Governing Law
(1)
This Agreement will be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

(2)
Each Party irrevocably attorns and submits to the non-exclusive jurisdiction of the courts of British Columbia and waives objection to the venue of any Proceeding in such court or that such court provides an inconvenient forum, provided that any court Proceedings will be conducted in the English language.

(3)
Notwithstanding anything herein to the contrary, each Company Related Party and each of the other parties hereto (a) agrees that it will not bring or support any action, cause of action, claim,

cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Debt Financing Sources in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including but not limited to any dispute arising out of or relating in any way to the Debt Financing or the performance thereof or the transactions contemplated thereby, in any forum other than exclusively in the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof), (b) submits for itself and its property with respect to any such action to the exclusive jurisdiction of such courts, (c) agrees that service of process, summons, notice or document by registered mail addressed to it at its address provided in Section 8.4 shall be effective service of process against it for any such action brought in any such court, (d) waives and hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such action in any such court and (e) agrees that a final, non-appealable judgment in any such action by a court of competent jurisdiction shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, EACH COMPANY RELATED PARTY AND EACH OTHER PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS OF TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ARRANGEMENT, THE DEBT FINANCING OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING IN ANY ACTION, PROCEEDING OR COUNTERCLAIM AGAINST ANY DEBT FINANCING SOURCE.
Section 8.13   Rules of Construction
The Parties to this Agreement waive the application of any Law or rule of construction providing that ambiguities in any agreement or other document shall be construed against the Party drafting such agreement or other document.
Section 8.14   Limited Liability
(1)
No director or officer of the Purchasers or any of their affiliates shall have any personal liability whatsoever to the Company or any third party beneficiary under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Purchasers or any of their affiliates. No director or officer of the Company or any of its Subsidiaries, or the Company’s or its Subsidiaries’ appointed, designated or nominated directors on the board of directors (or equivalent body) of or officers of the Non-Controlled Entities shall have any personal liability whatsoever to the Purchasers under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company, any of its Subsidiaries or any of the Non-Controlled Entities.

(2)
Except as set out in Section 8.6 and as expressly set out in the Limited Guaranty, it is acknowledged and agreed that the Equity Investor and its directors, officers, equityholders, managers, affiliates, employees, representatives and other agents have no liability for any claims or damages to the Company in connection with this Agreement, the Equity Commitment Letter, the Equity Financing or the transactions contemplated hereby or thereby. For greater certainty, and notwithstanding anything herein to the contrary, it is acknowledged and agreed that the Company shall be entitled to seek specific performance as a third party beneficiary of the Purchasers’ rights against the Equity Investor and to seek specific performance to cause the Purchasers to enforce the obligations of the Equity Investor, as set out in Section 8.6.

(3)
In no event shall the Company or any of its Subsidiaries be entitled to seek or obtain any recovery or judgment against the Debt Financing Sources, including for any type of damage relating to this Agreement or the transactions contemplated hereby, whether at law or in equity, in contract, in tort or otherwise. No Debt Financing Source shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature.
Notwithstanding anything to the contrary contained herein, no Company Related Party (other than the Purchasers) shall have any rights or claims against any Debt Financing Source in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby, and no Debt Financing Source shall have any rights or claims against any Company Related Party (other than the Purchasers) in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby, whether at law or equity, in contract, in tort or otherwise; provided that, following consummation of the Arrangement, the foregoing will not limit the rights of the parties to the Debt Financing under any commitment letter related thereto
Section 8.15   Counterparts
This Agreement may be executed, including by electronic signature, in any number of counterparts (including counterparts by facsimile or any other form of electronic communication) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The Parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the Parties.
* * * * * * *

IN WITNESS WHEREOF the Parties have executed this Agreement on the date first written above.
ATLANTIC POWER CORPORATION
By:
/s/ Terrence Ronan

Authorized Signing Officer
ATLANTIC POWER PREFERRED EQUITY LTD.
By:
/s/ Terrence Ronan

Authorized Signing Officer
ATLANTIC POWER LIMITED PARTNERSHIP, acting through its general partner, ATLANTIC POWER GP INC.
By:
/s/ Terrence Ronan

Authorized Signing Officer
TIDAL POWER HOLDINGS LIMITED
By:
/s/ Dominic Spiri

Authorized Signing Officer
TIDAL POWER AGGREGATOR, LP, acting through its general partner, ISQ Global Fund II GP, LLC
By:
/s/ Adil Rahmathulla

Authorized Signing Officer

ANNEX E
PLAN OF ARRANGEMENT
PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9 OF THE
BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE 1
INTERPRETATION
Section 1.1   Definitions
Unless indicated otherwise, any capitalized term used herein but not defined shall have the meaning ascribed thereto in the Arrangement Agreement and the following terms shall have the respective meanings set out below (and grammatical variations of such terms shall have corresponding meanings):
“affiliate” has the meaning ascribed thereto in National Instrument 45-106 — Prospectus Exemptions.
“AP Preferred Equity Issuer” means Atlantic Power Preferred Equity Ltd., a wholly-owned Subsidiary of the Company incorporated under the laws of the Province of Alberta.
“AP Preferred Equity Issuer Meeting” means the special meeting of holders of the common shares of the AP Preferred Equity Issuer and the Preferred Shareholders including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Continuance Resolution and the Preferred Shareholder Resolution and for any other proper purpose as may be set out in the Company Circular and agreed to in writing by the Purchasers.
“Arrangement” means an arrangement under Division 5 of Part 9 of the BCBCA, on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations hereto made in accordance with the terms of the Arrangement Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably.
“Arrangement Agreement” means the arrangement agreement made as of January 14, 2021 between the Purchasers, the Company, the AP Preferred Equity Issuer and APLP (including the Schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.
“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered at the Common Shareholder Meeting by the Common Shareholders entitled to vote thereon pursuant to the Interim Order.
“BCBCA” means the Business Corporations Act (British Columbia).
“Business Day” means any day of the year, other than a Saturday, a Sunday or a day on which major banks are closed for business in Toronto, Ontario, Vancouver, British Columbia or Miami, Florida.
“Common Shareholders” means the registered and/or beneficial holders of the Common Shares, as the context requires.
“Common Shares” means the common shares in the capital of the Company.
“Company” means Atlantic Power Corporation, a corporation existing under the laws of British Columbia, Canada.
“Company LTIP” means the Company’s Sixth Amended and Restated Long-Term Incentive Plan effective as of January 23, 2019, as amended by Amendment No. 1, dated as of June 17, 2020, or the Company’s Fifth Amended and Restated Long-Term Incentive Plan effective as of April 11, 2013, as amended by Amendment No. 1, dated as of June 20, 2014 and by Amendment No. 2, dated as of June 20, 2017, as applicable.

“Company Meetings” means, collectively, the Common Shareholder Meeting and the AP Preferred Equity Issuer Meeting.
“Company Securityholders” means, collectively, the Common Shareholders, the Preferred Shareholders, the holders of TSUs, the holders of DSUs and the holders of Transition Units.
“Common Shareholder Meeting” means the special meeting of Common Shareholders including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution and for any other proper purpose as may be set out in the Company Circular and agreed to in writing by the Purchasers.
“Consideration” means US$3.03 in cash per Common Share, without interest.
“Depositary” means such Person as the Company, the AP Preferred Equity Issuer may appoint to act as depositary for the Common Shares and the Preferred Shares in relation to the Arrangement, with the approval of the Purchasers, acting reasonably.
“Director DSU Plan” means the director deferred share unit plan of the Company effective April 24, 2007.
“Dissent Rights” has the meaning ascribed thereto in Section 3.1.
“Dissenting Holder” means a registered Common Shareholder or Preferred Shareholder as of the record date of the Common Shareholder Meeting or the AP Preferred Equity Issuer Meeting, as applicable, who (i) has validly exercised its Dissent Rights in strict compliance with Dissent Right provisions of this Plan of Arrangement and (ii) has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of the Common Shares and Preferred Shares in respect of which Dissent Rights are validly exercised by such registered Common Shareholder or Preferred Shareholder.
“DSUs” means the deferred share units issued under the Director DSU Plan.
“Effective Date” means the date upon which the Arrangement becomes effective, as set out in Section 2.10 of the Arrangement Agreement.
“Effective Time” means • a.m., Vancouver time, on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date.
“Final Order” means the final order of the Court in a form acceptable to the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably, approving the Arrangement, as such order may be amended, modified, supplemented or varied by the Court (with the consent of the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn, abandoned or denied, as affirmed or as amended (provided that any such amendment is acceptable to the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably) on appeal.
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public body, authority or department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, ministry, governor-in-council, agency or instrumentality, domestic or foreign; (ii) any subdivision or authority of any of the above; (iii) any quasi-governmental, administrative or private body, including any tribunal, commission, committee, regulatory agency or self- regulatory organization, exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (iv) any stock exchange.
“Incentive Securities” means, collectively, the TSUs, DSUs and Transition Units.
“Interim Order” means the interim order of the Court in a form acceptable to the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably, providing for, among other things, the calling and holding of the Company Meetings and the voting requirements with respect to the

Arrangement Resolution and the Preferred Shareholder Resolution, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably.
“Law” means, with respect to any Person, any and all applicable law (statutory, common, civil or otherwise), constitution, treaty, convention, ordinance, by-law, code, rule, regulation, order, injunction, judgment, award, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended unless expressly specified otherwise.
“Letter of Transmittal” means the letter of transmittal sent to holders of Common Shares and Preferred Shares for use in connection with the Arrangement.
“Lien” means any mortgage, charge, pledge, hypothec, security interest, prior claim, option, right of first refusal or first offer, purchase right, lien (statutory or otherwise) or restriction or adverse right or claim or other encumbrance of any kind, in each case, whether contingent or absolute.
“Parties” means, collectively, the Company, the AP Preferred Equity Issuer and the Purchasers and “Party” means any one of them.
“Person” includes any individual, partnership, limited partnership, association, body corporate, organization, joint venture, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
“Plan of Arrangement” means this plan of arrangement, subject to any amendments or variations made in accordance with the Arrangement Agreement or Section 5.1 or made at the direction of the Court in the Final Order with the prior written consent of the Company, the AP Preferred Equity Issuer and the Purchasers, each acting reasonably.
“Preferred Share Consideration” means C$22.00 in cash per Preferred Share, without interest.
“Preferred Shareholder Resolution” means the resolution approving the Plan of Arrangement to be considered at the AP Preferred Equity Issuer Meeting by the Preferred Shareholders entitled to vote thereon pursuant to the Interim Order.
“Preferred Shareholders” means the registered and/or beneficial holders of the Preferred Shares.
“Preferred Shares” means (i) the 4.85% cumulative redeemable preferred shares, Series 1 in the capital of the AP Preferred Equity Issuer, (ii) the 7.0% cumulative rate reset preferred shares, Series 2 in the capital of the AP Preferred Equity Issuer and (iii) the cumulative floating rate preferred shares, Series 3 in the capital of the AP Preferred Equity Issuer.
“Purchasers” means, collectively, Tidal Power Holdings Limited, a private limited company existing under the laws of the United Kingdom and Tidal Power Aggregator, LP, a limited partnership existing under the laws of the Cayman Islands.
“Rights Plan” means the shareholder rights plan agreement dated effective as of February 28, 2013, between the Company and Computershare Investor Services Inc.
“Subsidiary” has the meaning ascribed thereto in National Instrument 45-106 — Prospectus Exemptions. and for the purposes of this Plan of Arrangement, “control” shall include the possession, directly or indirectly, of the power to direct or cause the direction of the policies, management and affairs of any Person, whether through ownership of voting securities, by contract or otherwise, including with respect to any general partner of another Person with the power to direct the policies, management and affairs of such Person.
“Taxes” means (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, indebtedness, surplus, sales, goods and services, harmonized sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, health, employee health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, escheat, unclaimed property, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii); (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period; and (iv) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of being a transferee or successor in interest to any other Person.
“TSUs” means time-base restricted stock units of the Company issued under the Company LTIP.
“Transition Equity Grant Participation Agreement” means the transition equity grant participation agreement dated January 22, 2015 among James J. Moore and Atlantic Power Services, LLC, as amended pursuant to the amendment dated January 23, 2019 between James J. Moore and Atlantic Power Services, LLC.
“Transition Units” means (i) the performance-based notional share units and (ii) the time-based notional share units, in each case issued under the Transition Equity Grant Participation Agreement.
Section 1.2   Certain Rules of Interpretation
In this Plan of Arrangement, unless otherwise specified:
(a)
Headings, etc.   The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Plan of Arrangement.

(b)
Currency.   All references to “dollars” or to “$” are references to U.S. dollars, unless specified otherwise.

(c)
Gender and Number.   Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(d)
Certain Phrases, etc.   The words (i) “including”, “includes” and “include” mean “including (or includes or include) without limitation”, (ii) “or” is not exclusive, (iii) “day” means “calendar day”, (iv) “hereof”, “herein”, “hereunder” and words of similar import, shall refer to this Plan of Arrangement as a whole and not to any particular provision of this Plan of Arrangement, (v) “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”, (vi) “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”, and (vii) unless stated otherwise, “Article” or “Section” followed by a number or letter mean and refer to the specified Article or Section of this Plan of Arrangement.

(e)
Statutes and Rules.   Any reference to a statute or to a rule of a self-regulatory organization, including any stock exchange, refers to such statute or rule and all rules, resolutions and regulations, administrative policy statements, instruments, blanket orders, notices, directions and rulings issued or adopted under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated otherwise.

(f)
Date for Any Action.   If the date on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day. Any reference to a number of days shall refer to calendar days unless Business Days are specified.

(g)
Time.   Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein are local time in Toronto, Ontario unless otherwise stipulated herein.

ARTICLE 2
THE ARRANGEMENT
Section 2.1   Arrangement Agreement
This Plan of Arrangement is made pursuant to the Arrangement Agreement.
Section 2.2   Binding Effect
At the Effective Time, this Plan of Arrangement and the Arrangement will become effective, and be binding on the Purchasers, the Company, the AP Preferred Equity Issuer, all Common Shareholders (including Dissenting Holders), all holders of Incentive Securities, all the Preferred Shareholders (including Dissenting Holders) the registrar and transfer agents of the Company and the AP Preferred Equity Issuer, the Depositary and all other Persons at and after the Effective Time, without any further act or formality required on the part of any Person.
Section 2.3   Arrangement
Commencing at the Effective Time, each of the following events shall occur sequentially as set out below without any further authorization, act or formality, in each case, unless stated otherwise, effective as at one minute intervals starting at the Effective Time:
(a)
If the Debentureholder Consent is obtained or the Debentureholder Resolution is approved by the Company Debentureholders at the Debentureholder Meeting, the Company shall effect the mandatory conditional conversion of all outstanding Company Debentures contemplated by the Company Debenture Transaction;

(b)
notwithstanding the terms of the Rights Plan, the Rights Plan shall be terminated and all rights issued pursuant to the Rights Plan shall be cancelled without any payment in respect thereof;

(c)
simultaneously:

(i)
(A) any vesting conditions applicable to each Incentive Security shall, automatically and without any required action on the part of the holder thereof, accelerate in full, (B) the Company LTIP, Director DSU Plan and Transition Equity Grant Participation Agreement shall be terminated and (C) each such Incentive Security shall, automatically and without any required action on the part of the holder thereof, be transferred to the Company in exchange for, subject to Section 4.3, an amount in cash from the Company equal to the Consideration, less any applicable Taxes required to be withheld, and each such Incentive Security shall be cancelled; and

(ii)
with respect to each Incentive Security that is cancelled pursuant to Section 2.3(c)(i), the holder thereof will cease to be the holder of such Incentive Security, will cease to have any rights as a holder in respect of such Incentive Security or under the Director DSU Plan, the Company LTIP or the Transition Equity Grant Participation Agreement, as applicable, other than the right to receive the consideration to which such holder is entitled pursuant to Section 2.3(c)(i), and such holder’s name will be removed from the applicable register, and all agreements, grants and similar instruments relating thereto will be cancelled;

(d)
each Common Share held by a Dissenting Holder will be deemed to be transferred by the holder thereof, without any further act or formality on its part to BidCo and thereupon such holder’s name will be removed from the securities register of the Company in respect of such share, BidCo shall be entered in the securities register of the Company as the holder thereof and at such time each Dissenting Holder will have the rights set out in Section 3.1;

(e)
each Preferred Share held by a Dissenting Holder will be deemed to be redeemed and transferred to the AP Preferred Equity Issuer for cancellation by the holder thereof, without any further act or formality on its part, and thereupon such holder’s name will be removed from the securities register of the AP Preferred Equity Issuer in respect of such share and at such time each Dissenting Holder will have the rights set out in Section 3.1;
(f)
each outstanding Common Share (which, for greater certainty, excludes any Common Share held by a Dissenting Holder, but includes all Common Shares issued as the Company Debenture Share Consideration pursuant to the Company Debenture Transaction) not already held by BidCo will be transferred to, and acquired by BidCo from Common Shareholders in exchange for, subject to Section 4.3, the right to receive the Consideration and, in respect of each such Common Share:

(i)
each holder of such Common Shares will cease to be the holder of such Common Shares so transferred concurrently with the transfer referred to in this Section 2.3(f) and such holder’s name will be removed from the securities register of the Company in respect of such share at such time; and

(ii)
BidCo will be deemed to be the holder of such Common Shares at the time of the transfer pursuant to this Section 2.3(f) and will be entered in the securities register of the Company as the holder thereof;

(g)
each outstanding Preferred Share (which, for greater certainty, excludes any Preferred Share held by a Dissenting Holder) not already redeemed and transferred to AP Preferred Equity Issuer for cancellation will be transferred from Preferred Shareholders to AP Preferred Equity Issuer in exchange for, subject to Section 4.3, the right to receive the Preferred Share Consideration and, in respect of each such Preferred Share:

(i)
each holder of such Preferred Shares will cease to be the holder of such Preferred Shares so transferred concurrently with the transfer referred to in this Section 2.3(g) and such holder’s name will be removed from the securities register of the AP Preferred Equity Issuer in respect of such share at such time;

(ii)
AP Preferred Equity Issuer shall be deemed to have redeemed for cancellation such Preferred Share; and

(iii)
no portion of the Preferred Share Consideration will be paid in respect of any accrued and unpaid dividends on the Preferred Shares;

provided that none of the foregoing will occur or will be deemed to occur unless all of the foregoing occur and, if they occur, all of the foregoing will be deemed to occur without further act or formality.
ARTICLE 3
RIGHTS OF DISSENT
Section 3.1   Rights of Dissent
Subject to Section 3.2, each registered Common Shareholder and registered Preferred Shareholder as of the record date for the Common Shareholder Meeting and the Preferred Shareholder Meeting, as applicable, respectively, may exercise dissent rights with respect to the Common Shares or Preferred Shares held by such holder as of such date (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Section 237 through Section 247 of the BCBCA, as modified by the Interim Order and this Article 3; provided that, notwithstanding Section 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution or the Preferred Shareholder Resolution, as applicable, and exercise of Dissent Rights must be received by the Company or the AP Preferred Equity Issuer, as applicable, not later than 5:00 p.m. (Toronto time) two (2) Business Days immediately preceding the date of the Common Shareholder Meeting or the Preferred Shareholder Meeting, respectively (in each case, as such meeting may be adjourned or postponed from time to time). Dissenting Holders who duly exercise their Dissent Rights shall be deemed to have transferred the Common Shares held by them in respect of which Dissent Rights have been validly exercised to BidCo, and to have had the Preferred Shares held by them in respect of which

Dissent Rights have been validly exercised redeemed and transferred to AP Preferred Equity Issuer without any further act or formality as provided in Section 2.3(d) and if they:
(a)
ultimately are entitled to be paid fair value for such Common Shares or Preferred Shares, as applicable: (i) shall be deemed not to have participated in the transactions in Article 2 (other than Section 2.3(d) or Section 2.3(e), as applicable); (ii) will be entitled to be paid, subject to Section 4.3, the fair value of such Common Shares by BidCo or of such Preferred Shares by AP Preferred Equity Issuer, which fair value shall be determined as of immediately before the Arrangement Resolution or the Preferred Shareholder Resolution was adopted at the Common Shareholder Meeting or the Preferred Shareholder Meeting, as applicable; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Common Shares or Preferred Shares, as applicable; or

(b)
ultimately are not entitled, for any reason, to be paid fair value for such Common Shares or Preferred Shares in respect of which they exercised Dissent Rights, as applicable, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting Common Shareholders or Preferred Shareholders, as applicable, (and shall be entitled to receive the Consideration from BidCo or AP Preferred Equity Issuer, as applicable, in the same manner as such non-Dissenting Holders).

Section 3.2   Recognition of Dissenting Holders
(a)
In no circumstances shall the Purchasers, the Company, the AP Preferred Equity Issuer, the Depositary or any other Person be required to recognize a Person exercising Dissent Rights (i) unless, as of the deadline for exercising Dissent Rights (as set forth in Section 3.1), such Person is the registered holder of those Common Shares or Preferred Shares, as applicable in respect of which such Dissent Rights are sought to be exercised, (ii) if such Person has voted or instructed a proxy holder to vote such Common Shares or Preferred Shares, as applicable, in favour of the Arrangement Resolution or the Preferred Shareholder Resolution, as applicable, or (iii) unless such Person has strictly complied with the procedures for exercising Dissent Rights and does not withdraw such dissent prior to the Effective Time.

(b)
For greater certainty, in no case shall the Purchasers, the Company, the AP Preferred Equity Issuer, the Depositary or any other Person be required to recognize Dissenting Holders as holders of the Common Shares or Preferred Shares, as applicable, in respect of which Dissent Rights have been validly exercised after the completion of the transfer under Section 2.3(d).

(c)
In addition to any other restrictions under Division 2 of Part 8 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Incentive Securities (in their capacity as holders of Incentive Securities); (ii) Common Shareholders who vote or have instructed a proxyholder to vote Common Shares in favour of the Arrangement Resolution, (iii) Preferred Shareholders who vote or have instructed a proxyholder to vote Preferred Shares in favour of the Preferred Shareholder Resolution and (iv) the Purchasers or its affiliates.

ARTICLE 4
EXCHANGE OF CERTIFICATES AND PAYMENTS
Section 4.1   Payment of Consideration
(a)
Following receipt of the Final Order and prior to the Effective Date, the Purchasers will deposit, or will cause to be deposited, the amounts payable in respect of (i) the Common Shares (with the amount per Common Share in respect of which Dissent Rights have been exercised being deemed to be the Consideration for this purpose), (ii) the amounts payable in respect of the Preferred Shares (with the amount per Preferred Share in respect of which Dissent Rights have been exercised being deemed to be the Preferred Share Consideration for this purpose) and (iii) the amounts payable in respect of the DSUs, each required by Section 2.3 of this Plan of Arrangement, as applicable.

(b)
The consideration contemplated by Section 4.1(a) shall be held by the Depositary as agent and nominee for such Common Shareholders and the Preferred Shareholders in accordance with the provisions of Article 4 hereof. Upon surrender to the Depositary for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(f) or Preferred Shares that were transferred pursuant to Section 2.3(g), as applicable, together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall, upon the effectiveness of Section 2.3(f) or Section 2.3(g), as applicable, be entitled to receive, and the Depositary shall deliver (and BidCo shall cause the Depositary to deliver) to such holder a cheque (or other form of immediately available funds) representing the Consideration or Preferred Share Consideration, as applicable, which such holder has the right to receive pursuant to the Plan of Arrangement in respect of such Common Shares or Preferred Shares, as applicable, without interest and less any amounts withheld pursuant to Section 4.3 hereof, and any certificate so surrendered shall forthwith be cancelled.

(c)
No dividend, interest or other distribution declared or made after the Effective Time with respect to the Common Shares or the Preferred Shares, as applicable, with a record or payment date after the Effective Time, shall be paid to the holders of any unsurrendered certificate which, immediately prior to the Effective Time, represented outstanding Common Shares or Preferred Shares, as applicable.

(d)
After the Effective Time and until surrendered for cancellation as contemplated by Section 4.1(a) each certificate which immediately prior to the Effective Time represented Common Shares or Preferred Shares shall be deemed at all times to represent only the right to receive upon such surrender the entitlements which the holder of such certificate is entitled to receive in accordance with this Plan of Arrangement.

(e)
Any certificate that immediately prior to the Effective Time represented outstanding Common Shares or Preferred Shares not duly surrendered with all other documents required by this Plan of Arrangement on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former holder thereof of any kind or nature against or in the Company, the AP Preferred Equity Issuer or the Purchasers. On such date, all consideration to which such former holder was entitled under the Plan of Arrangement shall be deemed to have been surrendered to BidCo (in the case of Common Shares) or to the AP Preferred Equity Issuer (in the case of Preferred Shares), together with all entitlements to dividends, distributions and interest thereon held for such former registered holder.

(f)
As soon as practicable after the Effective Time, BidCo shall cause the Depositary to delivery to the holders of DSUs the amounts, less any amounts withheld pursuant to Section 4.3 hereof, to be paid to holders of DSUs pursuant to this Plan of Arrangement by cheque (delivered to such holder of DSUs as reflected on the register maintained by the Company in respect of the DSUs).

(g)
As soon as practicable after the Effective Date (and not later than the first regularly scheduled payroll date, provided that such payroll date is not less than five (5) Business Days after the Effective Date), BidCo shall cause the Company (or the relevant Subsidiary of the Company) to pay the amounts, less any amounts withheld pursuant to Section 4.3 hereof, to be paid to holders of TSUs and Transition Units pursuant to this Plan of Arrangement, either (i) pursuant to the normal payroll practices and procedures of the Company or the relevant Subsidiary of the Company, or (ii) in the event that payment pursuant to the normal payroll practices and procedures of the Company is not practicable for any such holder, by cheque (delivered to such holder of TSUs or Transition Units, as applicable, as reflected on the register maintained by the Company in respect of the TSUs and/or Transition Units, as applicable).

Section 4.2   Lost Certificates
In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares or Preferred Shares that were exchanged pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary shall issue and deliver (and BidCo shall cause the Depositary to issue deliver) to such Person, in exchange for such lost, stolen or destroyed certificate, a cheque (or other form of immediately available funds) representing the aggregate consideration in respect thereof which such holder is entitled to receive pursuant to the Arrangement, deliverable in accordance with such holder’s Letter of Transmittal. When authorizing such delivery in exchange for any lost, stolen or destroyed certificate, the Person to whom such consideration is to be delivered shall, as a condition precedent to the delivery of such consideration, give an affidavit (in form and substance reasonably acceptable to BidCo) of the claimed loss, theft or destruction of such certificate and a bond or surety satisfactory to BidCo and the Depositary (each acting reasonably) in such reasonable and customary sum as BidCo may direct, or otherwise indemnify BidCo, the Company, the AP Preferred Equity Issuer and the Depositary in a manner satisfactory to BidCo and the Depositary, each acting reasonably, against any claim that may be made against BidCo, the Company, the AP Preferred Equity Issuer and/or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.
Section 4.3   Withholding Rights
The provisions of Section 2.12 of the Arrangement Agreement shall apply to payments under this Plan of Arrangement.
Section 4.4   No Liens
Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.
Section 4.5   Paramountcy
From and after the Effective Time: (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, Incentive Securities and Preferred Shares issued or outstanding prior to the Effective Time, (b) the rights and obligations of the Common Shareholders, the holders of Incentive Securities, the Preferred Shareholders, the Company and its Subsidiaries, the Purchasers and its Subsidiaries and affiliates, the Depositary and any transfer agent or other depositary therefor in relation to this Plan of Arrangement shall be solely as provided for in this Plan of Arrangement and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, Incentive Securities or Preferred Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth in this Plan of Arrangement.
ARTICLE 5
AMENDMENTS
Section 5.1   Amendments to Plan of Arrangement
(a)
The Parties may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must be (i) set out in writing, (ii) approved by the Parties, each acting reasonably, (iii) filed with the Court and, if made following the Company Meetings, approved by the Court, and (iv) communicated to the Company Securityholders if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by any of the Parties at any time prior to the Company Meetings (provided that the other Parties have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Meetings (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meetings shall be effective only if (i) it is consented to in writing by each of the Parties (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Common Shareholders and Preferred Shareholders voting in the manner directed by the Court. Any amendment, modification or supplement to this Plan of Arrangement may be made following the Company Meetings without filing such amendment, modification or supplement with the Court or seeking Court approval, provided that (A) it concerns a matter which, in the reasonable opinion of the Parties, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the interest of any Company Securityholder or (B) is an amendment contemplated in Section 5.1(d).
(d)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Purchasers, provided that it concerns a matter which, in the reasonable opinion of the Purchasers, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the interest of any former Company Securityholder.

(e)
This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement.

ARTICLE 6
FURTHER ASSURANCES
Section 6.1   Further Assurances
Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, following the Effective Time, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required or advisable by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

ANNEX F
GOLDMAN SACHS FAIRNESS OPINION
200 West Street | New York, NY 10282-2198 Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
January 14, 2021
Special Committee of the Board of Directors Atlantic Power Corporation
3 Allied Drive, Suite 155
Dedham, MA 02026
Lady and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than I Squared Capital Advisors (US) LLC (“I Squared”) and its affiliates) of the outstanding common shares (the “Shares”) of Atlantic Power Corporation (the “Company”) of the USD $3.03 in cash per Share to be paid to such holders pursuant to the Arrangement Agreement, dated as of January 14, 2021 (the “Agreement”), by and among Tidal Power Holdings Limited and Tidal Power Aggregator, LP, each a wholly owned subsidiary of one or more investment vehicles comprising ISQ Global Infrastructure Fund II (the “ISQ Fund II”), a fund managed by I Squared, the Company, Atlantic Power Preferred Equity Ltd. and Atlantic Power Limited Partnership, each a wholly owned subsidiary of the Company.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, I Squared, ISQ Fund II, any of their respective affiliates and third parties, and as applicable, portfolio companies, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as lead arranger with respect to the re-pricing and amendment of an existing senior secured term loan (aggregate principal amount $380,000,000) of APLP Holdings Limited Partnership, a subsidiary of the Company, in January 2020. We also have provided certain financial advisory and/or underwriting services to I Squared, ISQ Fund II and/or their respective affiliates and portfolio companies from time to time for which our Investment Banking Division may receive compensation, including having acted as financial advisor to I Squared in connection with the pending sale of its portfolio company, Grupo T-Solar Global, S.A., announced December 2020. We may also in the future provide financial advisory and/or underwriting services to the Company, I Squared, ISQ Fund II and their respective affiliates and, as applicable, portfolio companies for which our Investment Banking Division may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with I Squared, ISQ Fund II and their respective affiliates from time to time and may have invested in limited partnership units of affiliates of I Squared and ISQ Fund II from time to time and may do so in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 2019; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the power industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. We were not requested to solicit, and did not solicit, interest from other parties with respect to an acquisition of, or other business combination with, the Company or any other alternative transaction. This opinion addresses only the fairness from a financial point of view to the holders (other than I Squared and its affiliates) of Shares, as of the date hereof, of the $3.03 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including any allocation of the aggregate consideration payable pursuant to the Agreement among the holders of Shares and the Preferred Shareholders (as defined in the Agreement), Company Debentureholders (as defined in the Agreement) and the MTN Noteholders (as defined in the Agreement), the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company, Atlantic Power Preferred Equity Ltd., Atlantic Power Limited Partnership or APLP Holdings Limited Partnership (including the Preferred Shareholders, the Company Debentureholders and the MTN Noteholders); nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $3.03 in cash per Share to be paid to the holders (other than I Squared and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or I Squared or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or I Squared or the ability of the Company or I Squared to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $3.03 in cash per Share to be paid to the holders (other than I Squared and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours,
(GOLDMAN SACHS & CO. LLC)

ANNEX G
BLAIR FRANKLIN FAIRNESS OPINION
January 14, 2021
The Board of Directors and
The Special Committee of the Board of Directors
Atlantic Power Corporation
3 Allied Drive, Suite 155
Dedham, Massachusetts
02026
— and —
The Board of Directors
Atlantic Power Preferred Equity Ltd.
3 Allied Drive, Suite 155
Dedham, Massachusetts
02026
To the Board of Directors and the Special Committee of the Board of Directors:
Blair Franklin Capital Partners Inc. (“Blair Franklin”) understands that Atlantic Power Corporation (the “Corporation”), Atlantic Power Preferred Equity Ltd. (“APPEL”) and Atlantic Power Limited Partnership (“APLP”) propose to enter into a transaction (the “Transaction”) with I Squared Capital (“ISC”). The Transaction entails the entry by the Corporation and APPEL into an arrangement agreement with ISC (the “Arrangement Agreement”), providing for a court-approved plan of arrangement (the “Arrangement”). Pursuant to the Arrangement, and subject to the terms, conditions and adjustments set forth in the Arrangement Agreement, ISC will acquire all of the issued and outstanding common shares (the “Common Shares”) of the Corporation for cash consideration of U.S. $3.03 per share (the “Common Share Consideration”). ISC will also acquire all of the issued and outstanding 4.85% Cumulative Redeemable Preferred Shares, Series 1 (the “Series 1 Shares”), the 7.0% Cumulative Rate Reset Preferred Shares, Series 2 (the “Series 2 Shares”) and the Cumulative Floating Rate Preferred Shares, Series 3 (the “Series 3 Shares”) (the Series 1 Shares, Series 2 Shares and Series 3 Shares, collectively, the “Preferred Shares”) of APPEL for cash consideration of Cdn. $22.00 per Preferred Share (the “Preferred Share Consideration”). The Transaction also contemplates that: (i) the Corporation’s 6.00% Series E Convertible Unsecured Subordinated Debentures due January 31, 2025 (the “Debentures”) will be converted into common shares of the Corporation immediately prior to the closing of the Transaction based on the conversion ratio in effect at such time (including the “make whole premium shares” issuable under the terms of the trust indenture for the Debentures following a cash change of control). Pursuant to the Arrangement, holders of the Debentures will receive U.S.$3.03 per Common Share held following the conversion of the Debentures, plus accrued and unpaid interest on the Debentures up to, but excluding, the date of conversion (the “Debenture Consideration”); and (ii) APLP’s 5.95% medium term notes due June 23, 2036 will be redeemed for consideration equal to 106.071% of the principal amount of medium term notes held as of the closing of the transaction, plus accrued and unpaid interest on the medium term notes up to, but excluding, the date of redemption. Holders of medium term notes that deliver a written consent to the proposed amendments to the trust indenture governing the medium term notes will also be entitled to a consent fee equal to 0.25% of the principal amount of medium term notes held by such holders, conditional on closing of the transaction.

Engagement of Blair Franklin
A special committee (the “Special Committee”) of independent members of the board of directors (the “Board”) of the Corporation has retained Blair Franklin to act as its non-exclusive financial adviser, to provide fairness opinions to the Board and to the Special Committee as to the fairness, from a financial point of view, of the Common Share Consideration to be paid to holders of Common Shares and the Debenture Consideration to be paid to holders of the Debentures. Blair Franklin has also been retained to provide a fairness opinion to the Board, the Special Committee and the board of directors of APPEL as to the fairness, from a financial point of view, of the Preferred Share Consideration to be paid to holders of the Preferred Shares as a class pursuant to the Arrangement. The fairness opinions being provided by Blair Franklin as to the fairness, from a financial point of view, of the Common Share Consideration, the Debenture Consideration and the Preferred Share Consideration are referred to collectively as the “Opinions”.
The engagement agreement between Blair Franklin and the Corporation dated December 8, 2020 (the “Engagement Agreement”) provides for the payment to Blair Franklin of a fixed fee in respect of the preparation and delivery of the Opinions, no portion of which is contingent upon the completion of the Transaction. Blair Franklin’s fees are not contingent on the completion of the Transaction, or any other transaction of the Corporation or on the conclusions reached herein. In addition, Blair Franklin is to be reimbursed for its reasonable out-of-pocket expenses and is to be indemnified by the Corporation in certain circumstances.
Relationship with Related Parties
Blair Franklin is not an insider, associate or affiliate (as such terms are defined in the Securities Act (Ontario)) of the Corporation, APPEL, ISC, or any of their respective associates or affiliates (the “Interested Parties”). Blair Franklin has not provided any financial advisory services or participated in any financing involving the Corporation or its associates or affiliates within the past twenty-four months, other than services provided under the Engagement Agreement. There are no other understandings, agreements, or commitments between Blair Franklin and any of the Interested Parties with respect to any current or future business dealings which would be material to the Opinions.
Blair Franklin believes that it is “independent”, as such term is used in Part 6 of Multilateral Instrument 61-101 Protection of Minority Security Holders in Certain Transactions (“MI 61-101”) of all interested parties subject to the Arrangement Agreement and that it has disclosed to the Special Committee all material facts known to it that could reasonably be considered to be relevant to its independence status under Part 6 of MI 61-101.
Credentials of Blair Franklin
Blair Franklin is an independent investment bank providing a full range of financial advisory services related to mergers and acquisitions, divestitures, minority investments, fairness opinions, valuations and financial restructurings. Blair Franklin has been a financial advisor in a significant number of transactions throughout Canada and North America involving public and private companies in various industry sectors and has extensive experience in preparing fairness opinions in transactions similar to the arrangement contemplated by the Arrangement Agreement.
The Opinions expressed herein are the opinions of Blair Franklin as a firm and the form and content herein has been approved for release by a committee of our principals, each of whom is experienced in mergers and acquisitions, divestitures, restructurings, minority investments, capital markets, fairness opinions and valuation matters.
Scope of Review
In preparing the Opinions, Blair Franklin has reviewed and relied upon, among other things:
1.
Blair Franklin interviews with management of the Corporation (“Management”);

2.
Certain financial analyses of the Company, its subsidiaries and assets prepared by Management;

3.
Access to a data site containing non-public material relating to the Corporation and its investments including financial details, forecasts, generation/asset specific information, tax information, contracts, shareholder agreements, HR matters, legal matters, third party reports and other items;

4.
Audited financial statements and related management’s discussion and analysis (“MD&A”) of the Corporation for the last three years ended December 31, 2019;

5.
Unaudited quarterly financial statements and related MD&A of the Corporation for the three, six and nine-month periods ended March 31, June 30, and September 30, respectively for the last three fiscal years ended December 31, 2019 and to the date hereof in 2020;

6.
The Corporation’s most recent Management Information Circular (definitive proxy statement) and Annual Information Form (annual report on Form 10-K);

7.
Press releases issued by the Corporation for the last three fiscal years and to the date hereof in 2020;

8.
The terms of the Common Shares, the Debentures and the Preferred Shares;

9.
Public information relating to the business, operations, financial performance and trading price history of the Common Shares, the Debentures, the Series 1 Shares, the Series 2 Shares and the Series 3 Shares, and other selected public entities whose businesses we believe to be relevant;

10.
Shareholder and insider information available on SEDI, the Canadian System for Electronic Disclosure by Insiders;

11.
Comparable trading multiples and comparable transaction multiples for selected companies and transactions considered relevant;

12.
Publicly available general industry and company specific research reports prepared by equity research analysts;

13.
Publicly available credit ratings and research reports regarding various securities of the Company and other comparable companies prepared by credit rating agencies;

14.
Industry and financial market information including power price curve forecasts provided by the Corporation;

15.
The Letter of Intent for the proposed Transaction provided by ISC to the Corporation dated September 14, 2020;

16.
Drafts of the Arrangement Agreement, including the latest draft dated January 13, 2021; and

17.
Such other information, documentation, analyses and discussions that we considered relevant in the circumstances.

Blair Franklin has conducted such analyses, investigations and testing of assumptions as were considered by Blair Franklin to be appropriate in the circumstances for the purposes of arriving at its Opinions, but has not otherwise independently verified any of the assumptions contained in the financial information publicly disclosed by the Corporation or provided by its representatives.
Prior Valuations
Senior officers of the Corporation have represented to Blair Franklin that, to the best of their knowledge, after due inquiry, there have been no valuations or appraisals of the Corporation or any material property of the Corporation or any of its subsidiaries made in the preceding 24 months and in the possession or control of the Corporation other than those which have been provided to Blair Franklin or, in the case of valuations known to the Corporation which it does not have within its possession or control, notice of which has been given to Blair Franklin.

Assumptions and Limitations
The Opinions are subject to the assumptions, explanations and limitations hereinbefore described and as set forth below.
We have not been asked to prepare, and have not prepared, a formal valuation or appraisal of the Corporation or APPEL or any of their respective securities or assets, and the Opinions should not be construed as such. We have, however, conducted such analyses as we considered necessary in the circumstances. In addition, the Opinions are not, and should not be construed as, advice as to the price at which the Common Shares, the Debentures or the Preferred Shares may trade at any time. Blair Franklin was not engaged to review any legal, tax or regulatory aspects of the Transaction and the Opinions do not address any such matters. We have relied upon, without independent verification, the assessment by the Corporation and its legal advisors with respect to such matters. Blair Franklin was not requested to opine on the Corporation’s or APPEL’s underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to other business strategies or transactions that might be available to the Corporation or APPEL, and was not requested to solicit, and did not solicit, interest from other parties with respect to any alternative transaction or arrangement.
With the Special Committee’s approval and as provided in the Engagement Agreement, Blair Franklin has relied upon, without independent verification, the completeness, accuracy and fair presentation in all material respects of all financial information and the completeness and accuracy of the other information, data, advice, opinions and representations obtained by it from public sources, Management and affiliates and advisors, or otherwise (collectively, the “Information”). Blair Franklin has assumed that the historical information included in the Information did not omit to state any material fact or any fact necessary to be stated or necessary to make that Information not misleading in light of the circumstances in which it was made. The Opinions are conditional upon the completeness, accuracy and fair presentation of such Information. Subject to the exercise of professional judgment and except as described herein, Blair Franklin has not attempted to verify independently the completeness, accuracy or fair presentation of any of the Information. With respect to the forecasts, projections or estimates provided to Blair Franklin and used in the analysis supporting the Opinions, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Management as to the matters covered thereby at the time of preparation and, in rendering the Opinions, we express no view as to the reasonableness of such forecasts or budgets or the assumptions on which they are based.
Senior officers of the Corporation have represented to Blair Franklin in a letter of representation delivered as at the date hereof, among other things, that (i) the Information provided orally by, or in writing by, the Corporation or any of its subsidiaries or its agents to Blair Franklin relating to the Corporation, APPEL or the Arrangement Agreement for the purpose of preparing the Opinions was, at the date that the Information was provided to Blair Franklin, and is, at the date hereof, complete, true and correct in all material respects and did not and does not contain any untrue statement of a material fact in respect of the Corporation, APPEL or the Arrangement Agreement and did not and does not omit to state a material fact in respect of the Corporation, APPEL or the Arrangement Agreement necessary to make the Information not misleading in light of the circumstances under which the Information was made or provided; and that (ii) since those dates on which the Information was provided to Blair Franklin, except as was disclosed in writing to Blair Franklin, or as publicly disclosed, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Corporation or its subsidiaries and no material change has occurred in the Information or any part thereof which would have or which would reasonably be expected to have a material effect on the Opinions.
Blair Franklin has made several assumptions in connection with its Opinions that it considers reasonable, including that the conditions required to implement the Arrangement Agreement will be met. In preparing the Opinions, we have assumed that the executed Arrangement Agreement will not differ in any material respect from the form that we reviewed, that the representations and warranties of each party contained in the Arrangement Agreement are true and correct, that each party will perform all of its covenants and agreements required to be performed under the Arrangement Agreement and that the Arrangement Agreement will be consummated in accordance with the terms and conditions of the most recent draft of the Arrangement Agreement provided to us without waiver of, or amendment to, any term or condition that is in any way material to our analyses.

The Opinions are rendered on the basis of the securities markets, economic, financial and general business conditions prevailing as at the date hereof and the conditions, financial and otherwise, of the Corporation and its subsidiaries, as they were reflected in the Information and as they were represented to Blair Franklin in discussions with Management. In its analyses and in preparing the Opinions, Blair Franklin made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Blair Franklin or any party involved in the Transaction.
The Opinions have been provided to the Board and the Special Committee, and the board of directors of APPEL for their exclusive use only in considering the Transaction. Blair Franklin has not been asked to opine as to, and our Opinions do not address, the fairness of the amount or nature of the compensation to any of the Corporation’s officers, directors or employees, or class of such persons, relative to the compensation to the public holders of securities of the Company or APPEL. The Opinions do not constitute a recommendation as to how any holder of Common Shares, Debentures or Preferred Shares, or any other person, should vote or act on any matter relating to the Transaction. Except for: (i) the inclusion of the Opinions in their entirety and a summary thereof (in a form acceptable to Blair Franklin) in disclosure documents that the Corporation or APPEL is required to file under the proxy solicitation and information circular requirements of Canadian securities laws and under the U.S. Securities Exchange Act of 1934, as amended, and the filing of such disclosure documents and the Opinions on SEDAR in Canada and on EDGAR in the United States, and (ii) the submission by the Corporation of the Opinions to any relevant court or regulatory agency in connection with the approval of the Transaction, the Opinions are not to be used, relied upon, disclosed, summarized or quoted from without the express prior written consent of Blair Franklin.
Blair Franklin believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by us, without considering all factors and analyses together, could create a misleading view of the process underlying the Opinions. The preparation of a fairness opinion is a complex process and is not necessarily amenable to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. This letter containing our Opinions should be read it its entirety.
The Opinions are given as of the date hereof and Blair Franklin disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinions which may come or be brought to the attention of Blair Franklin after the date hereof. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Opinions after the date hereof, Blair Franklin reserves the right to change, modify or withdraw the Opinions.
Conclusion
Based upon and subject to the foregoing and such other matters as we considered relevant in rendering the Opinions, Blair Franklin is of the opinion that, as of the date hereof, with respect to the consideration to be paid pursuant to the Transaction:
(i)
the Common Share Consideration is fair, from a financial point of view, to the holders of Common Shares;

(ii)
the Preferred Share Consideration is fair, from a financial point of view, to the holders of Preferred Shares; and

(iii)
the Debenture Consideration is fair, from a financial point of view, to the holders of Debentures.

Yours very truly,
/s/ Blair Franklin Capital Partners Inc.

ANNEX H
INTERIM ORDER
[•]

H-1

ANNEX I
PETITION TO THE COURT AND NOTICE OF HEARING OF PETITION
[•]

I-1

ANNEX J
DIVISION 2 OF PART 8 OF THE BCBCA
Definitions and application
237(1) In this Division:
“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;
“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;
“payout value” means,
(a) in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,
(b) in the case of a dissent in respect of an arrangement approved by a court order made under section 291(2)(c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,
(c) in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or
(d) in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.
237(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that
(a) the court orders otherwise, or
(b) in the case of a right of dissent authorized by a resolution referred to in section 238(1)(g), the court orders otherwise or the resolution provides otherwise.
Right to dissent
238(1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:
(a) under section 260, in respect of a resolution to alter the articles
(i) to alter restrictions on the powers of the company or on the business the company is permitted to carry on,
(ii) without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or
(iii) without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;
(b) under section 272, in respect of a resolution to adopt an amalgamation agreement;
(c) under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;
(d) in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e) under section 301(5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;
(f) under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;
(g) in respect of any other resolution, if dissent is authorized by the resolution;
(h) in respect of any court order that permits dissent.
238(1.1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995(5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.
238(2) A shareholder wishing to dissent must
(a) prepare a separate notice of dissent under section 242 for
(i) the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and
(ii) each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,
(b) identify in each notice of dissent, in accordance with section 242(4), the person on whose behalf dissent is being exercised in that notice of dissent, and
(c) dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.
238(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must
(a) dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and
(b) cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.
Waiver of right to dissent
239(1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.
239(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must
(a) provide to the company a separate waiver for
(i) the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and
(ii) each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and
(b) identify in each waiver the person on whose behalf the waiver is made.
239(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to
(a) the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b) any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.
239(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.
Notice of resolution
240(1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,
(a) a copy of the proposed resolution, and
(b) a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.
240(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,
(a) a copy of the proposed resolution, and
(b) a statement advising of the right to send a notice of dissent.
240(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,
(a) a copy of the resolution,
(b) a statement advising of the right to send a notice of dissent, and
(c) if the resolution has passed, notification of that fact and the date on which it was passed.
240(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.
Notice of court orders
241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent
(a) a copy of the entered order, and
(b) a statement advising of the right to send a notice of dissent.
Notice of dissent
242(1) A shareholder intending to dissent in respect of a resolution referred to in section 238(1)(a), (b), (c), (d), (e) or (f) or (1.1) must,
(a) if the company has complied with section 240(1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b) if the company has complied with section 240(3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or
(c) if the company has not complied with section 240(1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of
(i) the date on which the shareholder learns that the resolution was passed, and
(ii) the date on which the shareholder learns that the shareholder is entitled to dissent.
242(2) A shareholder intending to dissent in respect of a resolution referred to in section 238(1)(g) must send written notice of dissent to the company
(a) on or before the date specified by the resolution or in the statement referred to in section 240(2)(b) or (3)(b) as the last date by which notice of dissent must be sent, or
(b) if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.
242(3) A shareholder intending to dissent under section 238(1)(h) in respect of a court order that permits dissent must send written notice of dissent to the company
(a) within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or
(b) if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.
242(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:
(a) if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;
(b) if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and
(i) the names of the registered owners of those other shares,
(ii) the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and
(iii) a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;
(c) if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and
(i) the name and address of the beneficial owner, and
(ii) a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.
242(5)The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.
Notice of intention to proceed
243(1) A company that receives a notice of dissent under section 242 from a dissenter must,
(a) if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i) the date on which the company forms the intention to proceed, and
(ii) the date on which the notice of dissent was received, or
(b) if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.
243(2) A notice sent under subsection (1)(a) or (b) of this section must
(a) be dated not earlier than the date on which the notice is sent,
(b) state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and
(c) advise the dissenter of the manner in which dissent is to be completed under section 244.
Completion of dissent
244(1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,
(a) a written statement that the dissenter requires the company to purchase all of the notice shares,
(b) the certificates, if any, representing the notice shares, and
(c) if section 242(4)(c) applies, a written statement that complies with subsection (2) of this section.
244(2) The written statement referred to in subsection (1)(c) must
(a) be signed by the beneficial owner on whose behalf dissent is being exercised, and
(b) set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out
(i) the names of the registered owners of those other shares,
(ii) the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and
(iii) that dissent is being exercised in respect of all of those other shares.
244(3) After the dissenter has complied with subsection (1),
(a) the dissenter is deemed to have sold to the company the notice shares, and
(b) the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.
244(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.
244(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.
244(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares
245(1) A company and a dissenter who has complied with section 244(1) may agree on the amount of the payout value of the notice shares and, in that event, the company must
(a) promptly pay that amount to the dissenter, or
(b) if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.
245(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may
(a) determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,
(b) join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244(1), and
(c) make consequential orders and give directions it considers appropriate.
245(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2)(a) of this section, the company must
(a) pay to each dissenter who has complied with section 244(1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or
(b) if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.
245(4) If a dissenter receives a notice under subsection (1)(b) or (3)(b),
(a) the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or
(b) if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.
245(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that
(a) the company is insolvent, or
(b) the payment would render the company insolvent.
Loss of right to dissent
246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:
(a) the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;
(b) the resolution in respect of which the notice of dissent was sent does not pass;

(c) the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;
(d) the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;
(e) the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;
(f) a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;
(g) with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;
(h) the notice of dissent is withdrawn with the written consent of the company;
(i) the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.
Shareholders entitled to return of shares and rights
247 If, under section 244(4) or (5), 245(4)(a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,
(a) the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,
(b) the dissenter regains any ability lost under section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and
(c) the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

ANNEX K
SECTION 191 OF THE ABCA
Shareholder’s right to dissent
191(1) Subject to sections 192 and 242, a holder of shares of any class of a corporation may dissent if the corporation resolves to
(a) amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,
(b) amend its articles under section 173 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,
(b.1) amend its articles under section 173 to add or remove an express statement establishing the unlimited liability of shareholders as set out in section 15.2(1),
(c) amalgamate with another corporation, otherwise than under section 184 or 187,
(d) be continued under the laws of another jurisdiction under section 189, or
(e) sell, lease or exchange all or substantially all its property under section 190.
191(2) A holder of shares of any class or series of shares entitled to vote under section 176, other than section 176(1)(a), may dissent if the corporation resolves to amend its articles in a manner described in that section.
191(3) In addition to any other right the shareholder may have, but subject to subsection (20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the last business day before the day on which the resolution from which the shareholder dissents was adopted.
191(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the shareholder or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.
191(5) A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)
(a) at or before any meeting of shareholders at which the resolution is to be voted on, or
(b) if the corporation did not send notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent, within a reasonable time after the shareholder learns that the resolution was adopted and of the shareholder’s right to dissent.
191(6) An application may be made to the Court after the adoption of a resolution referred to in subsection (1) or (2),
(a) by the corporation, or
(b) by a shareholder if the shareholder has sent an objection to the corporation under subsection (5), to fix the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section, or to fix the time at which a shareholder of an unlimited liability corporation who dissents under this section ceases to become liable for any new liability, act or default of the unlimited liability corporation.
191(7) If an application is made under subsection (6), the corporation shall, unless the Court otherwise orders, send to each dissenting shareholder a written offer to pay the shareholder an amount considered by the directors to be the fair value of the shares.

191(8) Unless the Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder
(a) at least 10 days before the date on which the application is returnable, if the corporation is the applicant, or
(b) within 10 days after the corporation is served with a copy of the application, if a shareholder is the applicant.
191(9) Every offer made under subsection (7) shall
(a) be made on the same terms, and
(b) contain or be accompanied with a statement showing how the fair value was determined.
191(10) A dissenting shareholder may make an agreement with the corporation for the purchase of the shareholder’s shares by the corporation, in the amount of the corporation’s offer under subsection (7) or otherwise, at any time before the Court pronounces an order fixing the fair value of the shares.
191(11) A dissenting shareholder
(a) is not required to give security for costs in respect of an application under subsection (6), and
(b) except in special circumstances must not be required to pay the costs of the application or appraisal.
191(12) In connection with an application under subsection (6), the Court may give directions for
(a) joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Court, are in need of representation,
(b) the trial of issues and interlocutory matters, including pleadings and questioning under Part 5 of the Alberta Rules of Court,
(c) the payment to the shareholder of all or part of the sum offered by the corporation for the shares,
(d) the deposit of the share certificates with the Court or with the corporation or its transfer agent,
(e) the appointment and payment of independent appraisers, and the procedures to be followed by them,
(f) the service of documents, and
(g) the burden of proof on the parties.
191(13) On an application under subsection (6), the Court shall make an order
(a) fixing the fair value of the shares in accordance with subsection (3) of all dissenting shareholders who are parties to the application,
(b) giving judgment in that amount against the corporation and in favour of each of those dissenting shareholders,
(c) fixing the time within which the corporation must pay that amount to a shareholder, and
(d) fixing the time at which a dissenting shareholder of an unlimited liability corporation ceases to become liable for any new liability, act or default of the unlimited liability corporation.
191(14) On
(a) the action approved by the resolution from which the shareholder dissents becoming effective,
(b) the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for the shareholder’s shares, whether by the acceptance of the corporation’s offer under subsection (7) or otherwise, or

(c) the pronouncement of an order under subsection (13),
whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shareholder’s shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be.
191(15) Subsection (14)(a) does not apply to a shareholder referred to in subsection (5)(b).
191(16) Until one of the events mentioned in subsection (14) occurs,
(a) the shareholder may withdraw the shareholder’s dissent, or
(b) the corporation may rescind the resolution,
and in either event proceedings under this section shall be discontinued.
191(17)The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder by reason of subsection (14) until the date of payment.
191(18) If subsection (20) applies, the corporation shall, within 10 days after
(a) the pronouncement of an order under subsection (13), or
(b) the making of an agreement between the shareholder and the corporation as to the payment to be made for the shareholder’s shares, notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.
191(19) Notwithstanding that a judgment has been given in favour of a dissenting shareholder under subsection (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw the shareholder’s notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to the shareholder’s full rights as a shareholder, failing which the shareholder retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.
191(20) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that
(a) the corporation is or would after the payment be unable to pay its liabilities as they become due, or
(b) the realizable value of the corporation’s assets would by reason of the payment be less than the aggregate of its liabilities.

ANNEX L
MATERIAL DIFFERENCES OF SHAREHOLDER RIGHTS AFTER THE CONTINUANCE
Differences between the ABCA and BCBCA will result in various changes in the rights of Preferred Shareholders. The following is a summary of certain differences between the BCBCA, the statute that will govern the corporate affairs of APPEL upon the Continuance, and the ABCA, the statute which currently governs the corporate affairs of APPEL. Nothing that follows should be construed as legal advice to any Preferred Shareholder, all of whom are advised to obtain independent legal advice with respect to the implications of the Continuance.
Charter Documents
Under the BCBCA, the charter documents will consist of the “certificate of continuation”, which sets forth the name of the corporation under the BCBCA and the effective time of such continuation, the “notice of articles”, which sets forth the name, the registered and records office, the name and mailing and delivery address of each director and the amount and type of authorized shares of the corporation, and the “articles” which govern the management of the corporation. The notice of articles is filed with the British Columbia Registrar and the articles are filed only with the corporation in its minute book, held at the corporation’s registered and records office.
Under the ABCA, the corporation has “articles of incorporation”, which set forth the name of the corporation and the amount and type of authorized capital, the restrictions on share transfers (if any), the number of directors, and any restrictions on business. Under the ABCA, corporations have “by-laws” which govern the management of the corporation. The articles of incorporation are filed with the Alberta Registrar and the by-laws are filed only with the corporation’s registered and records office.
Ability to Set Necessary Levels of Shareholder Consent
Under the BCBCA, the articles of a corporation may specify the levels for various shareholder approvals (subject to those prescribed by the BCBCA). The percentage of votes required for a “special resolution” can be specified in the articles and may be no less than two-thirds and no more than three-quarters of the votes cast. The ABCA does not provide for flexibility on shareholder approvals, which are either ordinary resolutions passed by a majority of the votes cast or, where specified in the ABCA, special resolutions which must be passed by two-thirds of the votes cast.
Amendments to the Charter Documents
The ABCA requires a special resolution passed of not less than two-thirds of the votes cast on the resolution to make fundamental changes to the corporation’s articles of incorporation. Changes to the corporation’s by-laws requires only an ordinary resolution passed by a simple majority of the votes cast on the resolution.
Generally, under the BCBCA, a corporation must not alter its notice of articles or articles unless it is authorized to do so: (a) by the type of resolution specified in the BCBCA; (b) if the BCBCA does not specify a type of resolution, then by the type of resolution specified in the corporation’s articles; or (c) if neither the BCBCA nor the articles specify the type of resolution, then by special resolution.
Under the BCBCA, and unless otherwise provided in a corporation’s articles, a “special resolution” usually refers to a majority of at least two-thirds of the votes cast on the resolution and an “ordinary resolution” refers to a simple majority of the votes cast on the resolution.
Sale of Corporation’s Undertaking
Under the BCBCA, a corporation may sell, lease or otherwise dispose of all or substantially all of its undertaking only if it does so in the ordinary course of its business or if it has been authorized to do so by a special resolution. The BCBCA does not specify whether holders of shares that do not otherwise carry a right to vote may vote on any proposed sale, lease or disposition of all or substantially all of the undertaking of a corporation.

Under the ABCA, a corporation may sell, lease or exchange all or substantially all of the property of the company (other than in the ordinary course of business of the company) only if it has been authorized by a special resolution. Each share of the corporation carries the right to vote in respect of the sale, lease or exchange whether or not such share otherwise carries the right to vote and, where a class or series of shares is affected by the sale, lease or exchange in a manner different from another class or series, the holders of shares of that affected class or series are entitled to vote separately on the transaction.
Rights of Dissent and Appraisal
The BCBCA provides that shareholders, whether or not any such shareholder’s shares carry the right to vote, may exercise a right of dissent in respect of certain actions being taken by a corporation, in which case the corporation will purchase the shares held by any such shareholder at the fair value of such shares. The dissent right is applicable where the corporation proposes to:
•
alter its articles to alter restrictions on the powers of the corporation or on the business it is permitted to carry on;

•
adopt an amalgamation agreement;

•
approve an amalgamation into a foreign jurisdiction;

•
approve an arrangement, the terms of which arrangement permit dissent;

•
authorize or ratify the sale, lease or other disposition of all or substantially all of the corporation’s undertaking;

•
authorize the continuation of the corporation into a jurisdiction other than British Columbia;

•
in respect of any other resolution, if dissent is authorized by the resolution; or

•
any court order that permits dissent.

The ABCA contains similar dissent rights. In Alberta, the dissent right is applicable where the corporation proposes to:
•
amend its articles to add, change or remove any provision restricting the issue or transfer of shares, to add, change or remove any restriction on the business that the corporation may carry out, or to add or remove an express statement establishing the unlimited liability of the shareholders;

•
amalgamate with another corporation;

•
be continued under the laws of another jurisdiction; or

•
sell, lease or exchange all or substantially all of its property.

Oppression Remedies
Under the BCBCA, a shareholder (which term for the purpose of this section includes a beneficial owner of a share of the corporation and any person whom the court considers to be an appropriate person to make an application) of a corporation has the right to apply to court on the grounds that:
•
the affairs of the corporation are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner oppressive to one or more of the shareholders, including the applicant, or some act of the corporation has been done or is threatened, or

•
some act of the corporation has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, including the applicant.

On such an application, the court may make such interim or final order as it sees fit including, but not limited to, an order to prohibit any act or an order to vary or set aside any transaction or resolution.
The ABCA contains rights that are substantially broader in that they are available to a larger class of complainants. The right under the ABCA extends to directors, officers or security holders (whether the security is legally or beneficially owned), former directors, officers or security holders (whether the security is legally or beneficially owned) of a corporation or any of its affiliates, creditors of the corporation (in the discretion of the court), or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy. The court can make an order in respect of a corporation or any of its affiliates, where any act or omission of the corporation or its affiliates effects a result, or the business or affairs of the corporation or its affiliates are or have been carried on or conducted in a manner, or the powers of the directors of the corporation or any of its affiliates are or have been exercised in a manner, that is oppressive or unfairly prejudicial to, or that unfairly disregards the interest of, any security holder, creditor, director or officer. As is the case under the BCBCA, on such an application, the court may make such an order as it sees fit, including, but not limited to, an order restraining the conduct complained of or an order compensating the complainant.
Shareholder Derivative Actions
Under the BCBCA, a shareholder (which term for the purpose of this section includes a beneficial owner of a share of the corporation and any person whom the court considers to be an appropriate person to make an application) or director of a corporation may, with leave of the court, prosecute a legal proceeding in the name and on behalf of the corporation to enforce a right, duty or obligation owed to the corporation that could be enforced by the corporation itself or to obtain damages for any breach of such right, duty or obligation. There is a similar right of a shareholder or director, with leave of the court, and in the name and on behalf of the corporation, to defend an action brought against the corporation. The court may grant leave for an application to commence or defend a derivative action on terms it considers appropriate if:
•
the complainant has made reasonable efforts to cause the directors of the corporation to prosecute or defend the legal proceeding;

•
notice of the application for leave has been given to the corporation and to any other person the court may order;

•
the complainant is acting in good faith; and

•
it appears to the court that it is in the best interests of the corporation for the legal proceeding to be prosecuted or defended.

The ABCA contains similar provisions for derivative actions but the right to bring a derivative action is available to a broader group. The right under the ABCA extends to directors, officers or security holders (whether the security is legally or beneficially owned), former directors, officers or security holders (whether the security is legally or beneficially owned) of a corporation or any of its affiliates, creditors of the corporation, or any other person who, in the discretion of a court, is a proper person to bring a derivative action. The ABCA also permits a complainant to commence an action in the name of a subsidiary of the corporation.
Place of Meetings
Under the BCBCA, general meetings of shareholders are to be held in British Columbia or may be held at a location outside of British Columbia if:
•
the location is provided for in the articles;

•
the articles do not restrict the corporation from approving a location outside of British Columbia, the location is approved by the resolution required by the articles for that purpose, or if no resolution is specified then approved by ordinary resolution before the meeting is held; or

•
the location is approved in writing by the British Columbia Registrar before the meeting is held.

The ABCA provides that meetings of shareholders may be held outside of Alberta if the corporation’s articles so provide or if all the shareholders entitled to vote at the meeting so agree.
Directors
The BCBCA provides that a public company must have a minimum of three directors but does not impose any residency requirements on the directors.

The ABCA requires that for distributing corporations there must be a minimum of three directors, at least two of whom shall not be officers or employees of the corporation or its affiliates, and that at least one quarter of the directors be resident Canadians.
Under the ABCA, directors may be removed by ordinary resolution whereas under the BCBCA, directors may be removed by a special resolution or, if the articles of a corporation provide, that a director may be removed by a resolution of the shareholders entitled to vote at general meetings passed by less than a special majority or may be removed by some other method, by the resolution or method specified.
Change of Name
The BCBCA provides that in order to change its name, a corporation must alter its notice of articles. A corporation may do so, by the type of resolution specified by the articles of such corporation. The ABCA provides that a special resolution is required in order to change a corporation’s name.
Share Consolidation
The BCBCA provides that in order to consolidate its shares, a corporation must alter its notice of articles. A corporation may do so, by the type of resolution specified by the articles of such corporation. The ABCA provides that a special resolution is required in order to consolidate a corporation’s shares.
Dividends
Under the BCBCA, subject to the charter documents of a corporation, a corporation may pay dividends to its shareholders by shares or warrants or in property, including money, unless there are reasonable grounds for believing that the corporation is insolvent or the payment of the dividends would render the corporation insolvent.
Under the ABCA, a corporation may not pay dividends if the corporation is, or would after the payment be, unable to pay its liabilities as they become due, or the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.
The foregoing is a summary description of the rights under the ABCA and the BCBCA and is qualified by reference to the ABCA and the BCBCA. Preferred Shareholders should seek independent legal advice for information related to their individual rights as a Preferred Shareholder.

ANNEX M
DEFINED TERMS
•
“ABCA” means the Business Corporations Act (Alberta);

•
“Acquisition Proposal” has the meaning ascribed to it under “The Arrangement Agreement — Restrictions on Solicitations of Other Offers”;

•
“Alberta Court” has the meaning ascribed to it under “Dissent Rights of Preferred Shareholders in Respect of the Continuance”;

•
“Alberta Registrar” means the Registrar of Corporations or Deputy Registrar of Corporations appointed under Section 263 of the ABCA;

•
“Antitrust Division” has the meaning ascribed to it under “Summary Term Sheet — Other Important Considerations”;

•
“APLP GP Board” means the board of directors of the general partner of APLP;

•
“APLP” means Atlantic Power Limited Partnership;

•
“APPEL” means Atlantic Power Preferred Equity Ltd.;

•
“APPEL Board” means the board of directors of APPEL as constituted from time to time;

•
“Arrangement” means the proposed arrangement under Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of the Arrangement Agreement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchasers, each acting reasonably;

•
“Arrangement Agreement” means the Arrangement Agreement, dated as of January 14, 2021 and as thereafter amended in accordance with its terms, among Atlantic Power, APPEL, APLP, and the Purchasers, a copy of which is attached as [Annex D] to this information circular and proxy statement;

•
“Arrangement Resolution” means the special resolution to be submitted to the Common Shareholders at the Common Shareholder Meeting to approve the Arrangement, a copy of which is attached as Annex [A] to this information circular and proxy statement;

•
“Atlantic Power,” the “Company”, “we”, “our” or “us” mean Atlantic Power Corporation and its subsidiaries unless the context otherwise requires;

•
“BCBCA” means the Business Corporations Act (British Columbia);

•
“Beneficial Common Shareholder” has the meaning ascribed to it under “Information for Beneficial Shareholders”;

•
“Beneficial Preferred Shareholder” has the meaning ascribed to it under “Information for Beneficial Shareholders”;

•
“Beneficial Shareholder” has the meaning ascribed to it under “Information for Beneficial Shareholders”;

•
“Blair Franklin” has the meaning ascribed to it under “Summary Term Sheet — Other Important Considerations”;

•
“Blair Franklin Letter” has the meaning ascribed to it under “Summary Term Sheet — Other Important Considerations”;

•
“Board” means the board of directors of Atlantic Power;

•
“British Columbia Registrar” means the person appointed as Registrar of Companies under Section 400 of the BCBCA;

•
“Broadridge” has the meaning ascribed to it under “Information for Beneficial Shareholders”;

•
“CDS” has the meaning ascribed to it under “Information for Beneficial Shareholders”;

•
“Certificate of Continuation” has the meaning ascribed to it under “The Continuance”;

•
“Change in Recommendation” has the meaning ascribed to it under “The Arrangement Agreement — Termination of the Arrangement Agreement”;

•
“Common Share Consideration” has the meaning ascribed to it under “Summary Term Sheet — The Arrangement and the Arrangement Agreement”;

•
“Common Shareholder Meeting” means the special meeting of the Common Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution;

•
“Common Shareholders” means the registered and/or beneficial holders of the Common Shares, as the context requires;

•
“Common Shares” mean the common shares in the capital of Atlantic Power;

•
“Company Assets” has the meaning ascribed to it under “The Arrangement Agreement — Conduct of Business Pending the Arrangement”;

•
“Company Debenture Cash Consideration” means (i) all accrued and unpaid interest on the Company Debentures up to, but excluding, the Effective Date, plus (ii) the aggregate cash consideration to be paid to former Company Debentureholders in lieu of any fractional Common Shares issued pursuant to the Company Debenture Transaction;

•
“Company Debenture Consideration” means (i) the Company Debenture Cash Consideration, plus (ii) the aggregate Common Share Consideration to be paid to former Company Debentureholders under the Arrangement for the Company Debenture Share Consideration;

•
“Company Debenture Indenture” means the trust indenture dated December 17, 2009 between the Company and Computershare Trust Company of Canada (“Computershare”), as trustee, as amended by (i) the fourth supplemental indenture dated November 29, 2012 between the Company, Computershare, as trustee, and Computershare Trust Company, N.A. (“Computershare U.S.”), as U.S. trustee, and (ii) the seventh supplemental indenture dated January 29, 2018 between the Company, Computershare, as trustee, and Computershare U.S., as U.S. trustee;

•
“Company Debenture Share Consideration” means, for each C$1,000 principal amount of Company Debentures, such whole number of Common Shares (rounded down to the nearest whole number) that a Company Debentureholder would be entitled to receive upon the conversion of the Company Debentures in accordance with their terms immediately prior to the Effective Time (if the Company Debentures were not converted into Common Shares pursuant to the Company Debenture Transaction), including the “make whole premium”, as calculated by the Company and the Purchasers in accordance with the Company Debenture Indenture and the Arrangement Agreement on or prior to the Effective Date;

•
“Company Debenture Transaction” has the meaning set forth in the definition of Debentureholder Consent Solicitation;

•
“Company Debentureholders” means the registered and/or beneficial holders of the Company Debentures;

•
“Company Debentures” means the 6.00% Series E Convertible Unsecured Subordinated Debentures of the Company due January 31, 2025;

•
“Company LTIP” means the Company’s Sixth Amended and Restated Long-Term Incentive Plan effective as of January 23, 2019, as amended by Amendment No. 1, dated as of June 17, 2020, or the Company’s Fifth Amended and Restated Long-Term Incentive Plan effective as of April 11, 2013, as amended by Amendment No. 1, dated as of June 20, 2014 and by Amendment No. 2, dated as of June 20, 2017, as applicable;

•
“Competition Act Approval” has the meaning ascribed to it under “Regulatory Approvals”;

•
“Computershare” has the meaning ascribed to it under “The Common Shareholder Meeting — Appointment and Revocation of Proxies”;

•
“Confidentiality Agreement” has the meaning ascribed to it under “The Arrangement — Financing of the Arrangement”;

•
“Continuance” means the continuance of APPEL from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the BCBCA and Section 189 of the ABCA, such continuance to occur prior to the Arrangement;

•
“Continuance Dissent Notice” has the meaning ascribed to it under “Dissent Rights of Preferred Shareholders in Respect of the Continuance”;

•
“Continuance Dissent Rights” has the meaning ascribed to it under “Dissent Rights of Preferred Shareholders in Respect of the Continuance”;

•
“Continuance Dissenting Shareholders” has the meaning ascribed to it under “Dissent Rights of Preferred Shareholders in Respect of the Continuance”;

•
“Continuance Resolution” means the continuance of APPEL from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the BCBCA and Section 189 of the ABCA, such continuance to occur prior to the Arrangement, a copy of which continuance is attached to this information circular and proxy statement as Annex [C];

•
“Continuation Application” has the meaning ascribed to it under “The Continuance”;

•
“Court” means the Supreme Court of British Columbia, or other court as applicable;

•
“COVID-19 Responses” has the meaning ascribed to it under “The Arrangement Agreement — Conduct of Business Pending the Arrangement”;

•
“DCF” has the meaning ascribed to it under “The Arrangement — Opinions of Financial Advisors”;

•
“Debentureholder Consent Solicitation” means a consent solicitation to seek, in accordance with the terms of the Company Debenture Indenture, the consent in writing of Company Debentureholders holding not less than two-thirds of the aggregate principal amount of the outstanding Company Debentures (the “Debentureholder Consent”) with respect to an offer to amend the Company Debenture Indenture in order to, among other things, include a mandatory conditional conversion of all outstanding Company Debentures (the “Company Debenture Transaction”) into (i) the Company Debenture Share Consideration, (ii) the payment in cash of all accrued and unpaid interest on the Company Debentures up to, but excluding, the Effective Date and (iii) the aggregate cash consideration to be paid to former Company Debentureholders in lieu of any fractional Common Shares issued that would have otherwise been issued as part of the Company Debenture Share Consideration had such number of Common Shares issued not been rounded down to the nearest whole number ;

•
“Debentureholder Consent” has the meaning set forth in the definition of Debentureholder Consent Solicitation;

•
“Debentureholder Meeting” means the special meeting of Company Debentureholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Company Debenture Indenture and the Arrangement Agreement, to be called and held in accordance with the terms and conditions of the Company Debenture Indenture to consider the Debentureholder Resolution;

•
“Debentureholder Resolution” means an extraordinary resolution approving the Company Debenture Transaction to be considered at the Debentureholder Meeting by the Company Debentureholders entitled to vote thereon pursuant to the terms and conditions of the Company Debenture Indenture, in a form acceptable to the Company and the Purchasers, each acting reasonably;

•
“Debt Financing” has the meaning ascribed to it under “The Arrangement Agreement — Conduct of Business Pending the Arrangement”;

•
“Director DSU Plan” means the Company’s Deferred Share Unit Plan effective April 24, 2007.

•
“Dissent Rights” has the meaning ascribed to it under “Summary Term Sheet — Other Important Considerations”;

•
“Dissenting Shareholders” means a Registered Common Shareholder or Registered Preferred Shareholder as of the record date of the Common Shareholder Meeting or the Preferred Shareholder Meeting, as applicable, who (i) has validly exercised its Dissent Rights in strict compliance with Dissent Right provisions of the Plan of Arrangement and (ii) has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of the Common Shares and Preferred Shares in respect of which Dissent Rights are validly exercised by such Registered Common Shareholder or Preferred Shareholder;

•
“DSUs” means the deferred share units issued under the Director DSU Plan;

•
“DTC” has the meaning ascribed to it under “Information for Beneficial Shareholders”;

•
“EBITDA” has the meaning ascribed to it under “The Arrangement — Opinions of Financial Advisors”;

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“Effective Date” means the date upon which the Arrangement becomes effective;

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“Effective Time” means [•] a.m., Pacific Daylight time, on the Effective Date;

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“Equity Commitment” has the meaning ascribed to it under “The Arrangement — Financing of the Arrangement”;

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“Equity Commitment Letter” has the meaning ascribed to it under “The Arrangement — Financing of the Arrangement”;

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“Equity Financing” means the agreement of the Equity Investor to subscribe or cause to be subscribed for equity securities of the Purchasers, subject to the terms and conditions of the Equity Commitment Letter, in the amount set forth in the Equity Commitment Letter, which will be used by the Purchasers for the purposes set forth in the Equity Commitment Letter;

•
“Equity Investor” means ISQ Fund II;

•
“EV” has the meaning ascribed to it under “The Arrangement — Opinions of Financial Advisors”;

•
“Exchange Act” has the meaning ascribed to it under “Security Ownership of Certain Beneficial Owners and Management”;

•
“FCC” has the meaning ascribed to it under “Regulatory Approvals”;

•
“FERC” has the meaning ascribed to it under “Regulatory Approvals”;

•
“Final Order” means the final order of the Court in a form acceptable to the Company, APPEL and the Purchasers, each acting reasonably, approving the Arrangement, as such order may be amended, modified, supplemented or varied by the Court (with the consent of the Company, APPEL and the Purchasers, each acting reasonably), at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn, abandoned or denied, as affirmed or as amended (provided that any such amendment is acceptable to the Company, APPEL and the Purchasers, each acting reasonably) on appeal;

•
“Form of Common Shareholder Proxy” means the accompanying form of proxy for Common Shareholders;

•
“Form of Preferred Shareholder Proxy” means the accompanying form of proxy for Preferred Shareholders;

•
“forward-looking statements” has the meaning ascribed to it under “Cautionary Note Regarding Forward-Looking Statements”;

•
“FTC” has the meaning ascribed to it under “Summary Term Sheet — Other Important Considerations”;

•
“Goldman Sachs” has the meaning ascribed to it under “Summary Term Sheet — Other Important Considerations”;

•
“Holders” has the meaning ascribed to it under “The Arrangement — Material Canadian Federal Income Tax Consequences”;

•
“HSR Act” has the meaning ascribed to it under “Regulatory Approvals”;

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“I Squared Capital” means I Squared Capital Advisors (US) LLC;

•
“Incentive Securities” means, collectively, the TSUs, DSUs and Transition Units;

•
“Indemnified Person” has the meaning ascribed to it under “The Arrangement Agreement — Indemnification and Insurance”;

•
“Interim Order” means the interim order of the Court of February [•], 2021, a copy of which is attached to this information circular/proxy statement as Annex [H];

•
“Intermediary” has the meaning ascribed to it under “Proxy Solicitation and Voting — Appointment and Revocation of Proxies”;

•
“ISQ Fund II” has the meaning ascribed to it under “The Arrangement — Financing of the Arrangement”;

•
“ISQ Fund II Related Party” has the meaning ascribed to it under “The Arrangement — Financing of the Arrangement”;

•
“Kingsdale” has the meaning ascribed to it under “The Common Shareholder Meeting — Solicitation of Proxies”;

•
“Levy Consulting Period” has the meaning ascribed to it under “Interests of the Company’s Directors and Executive Officers in the Arrangement — Employment Arrangements After Closing”;

•
“Limited Guaranty” has the meaning ascribed to it under “Limited Guaranty”;

•
“Management” has the meaning ascribed to it under “The Arrangement — Opinions of Financial Advisors”;

•
“Matching Period” has the meaning ascribed to it under “The Arrangement Agreement — Restrictions on Solicitations of Other Offers”;

•
“Material Adverse Effect” has the meaning ascribed to it under “The Arrangement Agreement — Representations and Warranties”;

•
“MD&A” has the meaning ascribed to it under “The Arrangement — Opinions of Financial Advisors”;

•
“MI 61-101” has the meaning ascribed to it under “The Arrangement — Canadian Securities Law Matters”;

•
“MTN Indenture” means the trust indenture dated June 15, 2006 between APLP (as successor in interest to EPCOR Power L.P.) and BNY Trust Company of Canada, as trustee;

•
“MTN Noteholder Consent” has the meaning set forth in the definition of MTN Noteholder Consent Solicitation;

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“MTN Noteholder Consent Solicitation” means the consent solicitation by APLP to seek, in accordance with the terms and conditions of the MTN Indenture, the consent in writing of MTN Noteholders holding not less than two-thirds of the aggregate principal amount of the outstanding MTNs (the “MTN Noteholder Consent”) with respect to an offer to amend the MTN Indenture in order to include a mandatory conditional redemption obligation of APLP to redeem all outstanding MTNs (the “MTNs Transaction”) for consideration equal to 106.071% of the principal amount of such MTNs, plus accrued and unpaid interest thereon up to but excluding the Effective Date (the “MTN Noteholder Consideration”);

•
“MTN Noteholder Consideration” has the meaning set forth in the definition of MTN Noteholder Consent Solicitation;

•
“MTN Noteholder Resolution” has the meaning set forth in the definition of MTN Noteholder Consent Solicitation;

•
“MTN Noteholders” means the record and/or beneficial owners of MTNs;

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“MTNs” means the 5.95% medium term notes of APLP due June 23, 2036;

•
“MTNs Transaction” has the meaning set forth in the definition of MTN Noteholder Consent Solicitation;

•
“NEO arrangement-related compensation proposal” means a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s NEOs in connection with the arrangement;

•
“NEOs” means named executive officers of Atlantic Power;

•
“Non-Controlled Entities” has the meaning ascribed to it under “The Arrangement Agreement — Efforts to Complete the Arrangement”;

•
“Non-Resident Holder” has the meaning ascribed to it under “The Arrangement — Material Canadian Federal Income Tax Consequences — Holders not Resident in Canada”;

•
“Notice of Dissent” has the meaning ascribed to it under “Dissent Rights of Common Shareholders and Preferred Shareholders in Respect of the Arrangement”;

•
“Notice Shares” has the meaning ascribed to it under “Dissent Rights of Common Shareholders and Preferred Shareholders in Respect of the Arrangement”;

•
“NYSE” means the New York Stock Exchange;

•
“Opinions” has the meaning ascribed to it under “Summary Term Sheet — Other Important Considerations”;

•
“Outside Date” has the meaning ascribed to it under “Summary Term Sheet — The Arrangement and the Arrangement Agreement”;

•
“Petition to the Court and Notice of Hearing of Petition” means the Petition to the Court and the Notice of Hearing of Petition attached to this information circular and proxy statement as Annex [I];

•
“Plan of Arrangement” means the plan of arrangement, subject to any amendments or variations to such plan made in accordance with the Arrangement Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order with the prior consent of the Company, APPEL and the Purchasers, each acting reasonably, a copy of which is attached to this information circular and proxy statement as Annex [E];

•
“Pre-Acquisition Reorganization” has the meaning ascribed to it under “The Arrangement Agreement — Reorganization”;

•
“Preferred Share Consideration” has the meaning ascribed to it under “Summary Term Sheet — The Arrangement and the Arrangement Agreement”;

•
“Preferred Shareholder Meeting” means the special meeting of the Preferred Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Continuance Resolution and Preferred Shareholder Resolution;

•
“Preferred Shareholder Resolution” means the resolution approving the Plan of Arrangement to be considered at the Preferred Shareholder Meeting by the Preferred Shareholders entitled to vote thereon pursuant to the Interim Order, a copy of which is attached as Annex [B] to this information circular and proxy statement;

•
“Preferred Shareholders” means the registered and/or beneficial owners of Preferred Shares, as the context requires;

•
“Preferred Shares” means (i) the Series 1 Preferred Shares, (ii) the Series 2 Preferred Shares and (iii) the Series 3 Preferred Shares, collectively;

•
“Purchasers” means Tidal Power Holdings Limited and Tidal Power Aggregator, LP;

•
“Registered Common Shareholder” means a registered holder of Common Shares;

•
“Registered Preferred Shareholder” means a registered holder of Preferred Shares;

•
“Registered Shareholder” means a Registered Common Shareholder or a Registered Preferred Shareholder;

•
“Required Approvals” has the meaning ascribed to it under “Summary Term Sheet — The Arrangement and the Arrangement Agreement”;

•
“Required Consents” has the meaning ascribed to it under “Summary Term Sheet — The Arrangement and the Arrangement Agreement”;

•
“Required Regulatory Approvals” has the meaning ascribed to it under “Summary Term Sheet — The Arrangement and the Arrangement Agreement”;

•
“Resident Dissenting Common Holder” has the meaning ascribed to it under “The Arrangement — Material Canadian Federal Income Tax Consequences — Holders Resident in Canada — Dissenting Resident Holders”;

•
“Resident Dissenting Preferred Holder” has the meaning ascribed to it under “The Arrangement — Material Canadian Federal Income Tax Consequences — Holders Resident in Canada — Dissenting Resident Holders”;

•
“Resident Holder” has the meaning ascribed to it under “The Arrangement — Material Canadian Federal Income Tax Consequences — Holders Resident in Canada”;

•
“Response to Petition” means a response to petition in the form required by the British Columbia Supreme Court Civil Rules;

•
“Reverse Termination Fee” has the meaning ascribed to it under “The Arrangement Agreement — Reverse Termination Fee”;

•
“Reverse Termination Fee Event” has the meaning ascribed to it under “The Arrangement Agreement — Reverse Termination Fee”;

•
“Rule 14a-8” has the meaning ascribed to it under “Other Matters — Future Shareholder Proposals”;

•
“SEC” has the meaning ascribed to it under “Cautionary Note Regarding Forward-Looking Statements”;

•
“Series 1 Preferred Shares” means the 4.85% cumulative redeemable preferred shares, Series 1 of APPEL;

•
“Series 2 Preferred Shares” means the 7.0% cumulative rate reset preferred shares, Series 2 of APPEL;

•
“Series 3 Preferred Shares” means the cumulative floating rate preferred shares, Series 3 of APPEL;

•
“Special Committee” means the special committee of the Board;

•
“Special Meetings” means the Common Shareholder Meeting and the Preferred Shareholder Meeting;

•
“Superior Proposal” has the meaning ascribed to it under “The Arrangement Agreement — Restrictions on Solicitations of Other Offers”;

•
“Superior Proposal Notice” has the meaning ascribed to it under “The Arrangement Agreement — Restrictions on Solicitations of Other Offers”;

•
“Superior Proposal Termination Right” has the meaning ascribed to it under “Summary Term Sheet — The Arrangement and the Arrangement Agreement”;

•
“Support Agreement” has the meaning ascribed to it under “The Arrangement — Voting Agreements and Support Agreement”;

•
“Tax Act” has the meaning ascribed to it under “The Arrangement — Material Canadian Federal Income Tax Consequences”;

•
“Tax Proposals” has the meaning ascribed to it under “The Arrangement — Material Canadian Federal Income Tax Consequences”;

•
“Termination Fee” has the meaning ascribed to it under “The Arrangement Agreement — Termination Fee”;

•
“Termination Fee Event” has the meaning ascribed to it under “The Arrangement Agreement — Termination Fee”;

•
“Term Loan B” means the Credit and Guaranty Agreement, dated as of April 13, 2016, among APLP Holdings Limited Partnership, as Borrower, Atlantic Power Corporation, as guarantor, Certain Subsidiaries of APLP Holdings Limited Partnership, as Guarantors, Various Lenders, Goldman Sachs Bank USA and Bank of America, N.A., as L/C Issuers, Goldman Sachs Lending Partners LLC and Bank of America, N.A., as Joint Syndication Agents, Goldman Sachs Lending Partners LLC as Administrative Agent and Collateral Agent, and Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Wells Fargo Securities, LLC, and Industrial and Commercial Bank of China, in their respective capacities as Joint Lead Arrangers and Joint Bookrunners, as amended on April 17, 2017, October 18, 2017, April 19, 2018, October 31, 2018, January 31, 2020 and March 18, 2020;

•
“Transition Grant Agreement” means the Transition Equity Grant Participation Agreement dated January 22, 2015 among James J. Moore and Atlantic Power Services, LLC, as amended pursuant to that certain Amendment to Transition Equity Grant Participation Agreement dated January 23, 2019 between James J. Moore and Atlantic Power Services, LLC.

•
“Transition Units” means the performance-based notional shares issued under the Transition Grant Agreement;

•
“TSUs” means time-based notional shares of the Company issued under the Company LTIP;

•
“TSX” means the Toronto Stock Exchange;

•
“Voting Agreements” has the meaning ascribed to it under “The Arrangement — Voting Agreements and Support Agreement”;

•
“Voting and Support Agreements” has the meaning ascribed to it under “The Arrangement — Voting Agreements and Support Agreement”;

•
“Voting Instruction Form” has the meaning ascribed to it under “Information for Beneficial Shareholders”;

•
“VWAP” has the meaning ascribed to it under “The Arrangement — Opinions of Financial Advisors”; and

•
“WACC” has the meaning ascribed to it under “The Arrangement — Opinions of Financial Advisors”.

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION.
ATLANTIC POWER CORPORATION8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.comMr A Sample Designation (if any) Add1Add2 add3 add4 add5 add6000001Security Class123Holder Account NumberC1234567890 INDFoldForm of Proxy - Special Meeting to be held on April 7th 2021This Form of Proxy is solicited by and on behalf of the Board of Directors.Notes to proxy1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.6. The securities represented by this proxy will be voted in favour, withheld or abstained from voting, or voted against, in each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors presently knows of no matters to come before the meeting other than the matters identified in the Notice of Meeting.8. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors.FoldProxies submitted must be received by 10:00am, Eastern Daylight Time, on April 5, 2021.VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!To Vote Using the Telephone To Vote Using the Internet To Receive DocumentsTo Virtually Attend the Meeting• Call the number listed BELOW from a touch tone telephone.1-866-732-VOTE (8683) Toll Free• Go to the following web site: www.investorvote.com• Smartphone?Scan the QR code to vote now.• You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.• You can attend the meeting virtually by visiting the URL provided on the back of this proxy.If you vote by telephone or the Internet, DO NOT mail back this proxy.Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.CONTROL NUMBER01P0BB123456789012345CPUQC01.E.INT/000001/i1234

MR SAM SAMPLEAppointment of ProxyholderI/We, being holder(s) of Atlantic Power Corporation (the “Corporation”) hereby appoint: James J. Moore and, failing him, Terrence RonanC1234567890 XXX 123Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.Note: If completing the appointment box above YOU MUST go to https://www.computershare.com/AtlanticPower prior to the meeting and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given in respect of any matter, as recommended by the Board of Directors) and all other matters that may properly come before the Special Meeting of common shareholders of Atlantic Power Corporation to be held virtually at https://web.lumiagm.com/422322246 on April 7, 2021 at 10:00 a.m. (Eastern Daylight Time) and at any adjournment or postponement thereof.VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.1. Arrangement ResolutionTo consider, pursuant to an interim order of the Supreme Court of British Columbia, and if deemed advisable, to pass, with or without variation, a special resolution of common shareholders (the “Arrangement Resolution”) to approve an arrangement (the “Arrangement”) in accordance with Division 5 of Part 9 of the Business Corporations Act (British Columbia) pursuant to the Arrangement Agreement dated as of January 14, 2021, by and among Atlantic Power Corporation (the “Corporation”), Atlantic Power Preferred Equity Ltd., Atlantic Power Limited Partnership, Tidal Power Holdings Limited and Tidal Power Aggregator, L.P., to effect among other things, the acquisition by Tidal Power Holdings Limited of all of the outstanding common shares in the capital of the Corporation in exchange for US$3.03 in cash (less any applicable withholding taxes) per common share.2. NEO Arrangement-Related Compensation ProposalTo consider and vote on a proposal to approve, by non-binding, advisory vote, certain compensation arrangements for the Corporation’s named executive officers in connection with the Arrangement. For Against For Against Fold3. Adjournment ProposalTo approve the adjournment of the special meeting of common shareholders of the Corporation, if necessary, to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Arrangement Resolution. For Against FoldAuthorized Signature(s) – This section must be completed for your instructions to be executed.I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.Signature(s)DateMM / DD / YYA T P Q 312575 X X X X A R 0 999999999999 01P0CB

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION.
ATLANTIC POWER PREFERRED EQUITY LTD8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.comMr A Sample Designation (if any) Add1Add2 add3 add4 add5 add6000001Security Class123Holder Account NumberC1234567890 XXXFoldForm of Proxy - Special Meeting to be held on April 7, 2021This Form of Proxy is solicited by and on behalf of the Board of Directors.Notes to proxy1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.6. The securities represented by this proxy will be voted in favour, withheld or abstained from voting, or voted against, in each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors presently knows of no matters to come before the meeting other than the matters identified in the Notice of Meeting.8. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors.FoldProxies submitted must be received by 11:00 a.m., Eastern Daylight Time, on April 5, 2021.VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!To Vote Using the Telephone To Vote Using the Internet To Receive DocumentsTo Virtually Attend the Meeting• Call the number listed BELOW from a touch tone telephone.1-866-732-VOTE (8683) Toll Free• Go to the following web site: www.investorvote.com• Smartphone? Scan the QR code to vote now.• You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.• You can attend the meeting virtually by visiting the URL provided on the back of this proxy.If you vote by telephone or the Internet, DO NOT mail back this proxy.Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.CONTROL NUMBER01OZOC123456789012345CPUQC01.E.INT/000001/i1234

MR SAM SAMPLEAppointment of ProxyholderI/We, being holder(s) of Atlantic Power Preferred Equity Ltd. (the “Corporation”) hereby appoint: James J. Moore, or failing him, Terrence RonanC1234567890 XXX 123Print the name of the person you areOR appointing if this person is someone other than the Management Nominees listed herein.Note: If completing the appointment box above and your appointee intends on attending online YOU MUST go to http://www.computershare.com/AtlanticPowerPref and provide Computershare with the name and email address of the person you are appointing.Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting (the “Meeting”) of preferred shareholders of Atlantic Power Preferred Equity Ltd. to be held via live audio webcast online at https://web.lumiagm.com/414674433 on Wednesday, April 7, 2021 at 11:00 a.m. (Eastern Daylight Time) and at any adjournment or postponement thereof.VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.1. Preferred Shareholder ResolutionTo consider, pursuant to an interim order of the Supreme Court of British Columbia and if deemed advisable, to pass, with or without variation, a special resolution preferred shareholders (the “Preferred Shareholder Resolution”), to approve an arrangement (the “Arrangement”) in accordance with Division 5 of Part 9 of the Business Corporations Act (British Columbia) pursuant to the Arrangement Agreement dated as of January 14, 2021, by and among Atlantic Power Corporation, Atlantic Power Preferred Equity Ltd. (the “Corporation”), Atlantic Power Limited Partnership, Tidal Power Holdings Limited and Tidal Power Aggregator, L.P., to effect among other things, the transfer to the Corporation of all of the outstanding preferred shares in the capital of the Corporation in exchange for C$22.00 in cash (less any applicable withholding taxes) per preferred share.2. Continuance ResolutionTo consider and if deemed advisable, to pass, with or without variation, a special resolution of preferred shareholders authorizing the continuance of the Corporation from the jurisdiction of the Province of Alberta to the jurisdiction of the Province of British Columbia pursuant to Section 302 of the Business Corporations Act (British Columbia) and Section 189 of the Business Corporations Act (Alberta). For Against For Against FoldFoldSignature of ProxyholderI/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by the Board of Directors.Signature(s)DateMM / DD / YYE P C Q 312525 X X X X A R 0 999999999999 01OZPC